Exhibit 10.01

AGREEMENT OF PURCHASE AND SALE

between

BRE MF Crown Ridge LLC, BRE MF Canyon Springs LLC, BRE MF Cascades I LLC,

BRE MF Cascades II LLC, and BRE MF TPC LLC, as Sellers

and

CWS Apartment Homes LLC, as Buyer

Dated as of March 15, 2017

i

ii

iii

Schedules

Schedule A-1	-	Legal Description of Crown Ridge Land
Schedule A-2	-	Legal Description of Canyon Springs Land
Schedule A-3	-	Legal Description of Cascades I Land
Schedule A-4	-	Legal Description of Cascades II Land
Schedule A-5	-	Legal Description of Cibolo Canyon Land
Schedule B	-	Asset File
Schedule C	-	Existing Loan Documents
Schedule D	-	Excluded Personal Property
Schedule 2.2(a)	-	Allocable Purchase Price
Schedule 3.1(c)	-	Consents
Schedule 3.1(h)	-	Litigation
Schedule 3.1(i)	-	Violations
Schedule 3.1(k)	-	Outstanding Principal Balance
Schedule 3.1(l)-1	-	Crown Ridge Assumed Contracts
Schedule 3.1(l)-2	-	Canyon Springs Assumed Contracts
Schedule 3.1(l)-3	-	Cascades I Assumed Contracts
Schedule 3.1(l)-4	-	Cascades II Assumed Contracts
Schedule 3.1(l)-5	-	Cibolo Canyon Assumed Contracts
Schedule 3.1(m)	-	Rent Roll
Schedule 3.4(d)	-	Pre-Closing Work

Exhibits

Exhibit A	-	Form of Assignment of Leases
Exhibit B	-	Form of Assignment of Contracts
Exhibit C	-	Form of Tenant Notices
Exhibit D	-	Form of Assignment of Licenses, Permits, Warranties and General Intangibles
Exhibit E	-	Form of Deed
Exhibit F	-	Form of Bill of Sale
Exhibit G	-	Form of Title Certificate
Exhibit H	-	Form of Seller Closing Certificate
Exhibit I	-	Change in Responsibility Form
Exhibit J	-	Form of Water District Disclosure
Exhibit K	-	Form of Assignment and Amendment Agreement

AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT OF PURCHASE AND SALE, made as of March 15, 2017 (the “Effective Date”), by and among BRE MF Crown Ridge LLC, a Delaware limited liability company (“Crown Ridge Seller”), BRE MF Canyon Springs LLC, a Delaware limited liability company (“Canyon Springs Seller”), BRE MF Cascades I LLC, a Delaware limited liability company (“Cascades I Seller”), BRE MF Cascades II LLC, a Delaware limited liability company (“Cascades II Seller”), and BRE MF TPC LLC, a Delaware limited liability company (“Cibolo Canyon Seller”), and CWS Apartment Homes LLC, a Delaware limited liability company (“Buyer”).

Background

A.           Crown Ridge Seller is the owner in fee simple of the real property known as The Estates at Crown Ridge, located at 18385 Babcock Road in San Antonio, Texas, as more particularly described on Schedule A-1 annexed hereto (the “Crown Ridge Land”, together with the Crown Ridge Asset-Related Property (as defined below), collectively, the “Crown Ridge Asset”).

B.           Canyon Springs Seller is the owner in fee simple of the real property known as The Mansions at Canyon Springs, located at 24345 Wilderness Oak in San Antonio, Texas, as more particularly described on Schedule A-2 annexed hereto (the “Canyon Springs Land”, together with the Canyon Springs Asset-Related Property (as defined below), collectively, the “Canyon Springs Asset”).

C.           Cascades I Seller is the owner in fee simple of the real property known as The Mansions at Cascades I, located at 4055 Hogan Drive in Tyler, Texas, as more particularly described on Schedule A-3 annexed hereto (the “Cascades I Land”, together with the Cascades I Asset-Related Property (as defined below), collectively, the “Cascades I Asset”).

D.           Cascades II Seller is the owner in fee simple of the real property known as The Mansions at Cascades II, located at 4085 Hogan Drive in Tyler, Texas, as more particularly described on Schedule A-4 annexed hereto (the “Cascades II Land”, together with the Cascades II Asset-Related Property (as defined below), collectively, the “Cascades II Asset”).

E.           Cibolo Canyon Seller is the owner in fee simple of the real property known as The Towers at TPC, located at 5505 TPC Parkway in San Antonio, Texas, as more particularly described on Schedule A-5 annexed hereto (the “Cibolo Canyon Land”, together with the Cibolo Canyon Asset-Related Property (as defined below), collectively, the “Cibolo Canyon Asset”).

F.           Crown Ridge Seller desires to sell to Buyer, and Buyer desires to purchase from Crown Ridge Seller, the Crown Ridge Land and Crown Ridge Seller’s right, title and interest in the Crown Ridge Asset-Related Property on the terms and conditions hereinafter set forth.

G.           Canyon Springs Seller desires to sell to Buyer, and Buyer desires to purchase from Canyon Springs Seller, the Canyon Springs Land and Canyon Springs Seller’s right, title and interest in the Canyon Springs Asset-Related Property on the terms and conditions hereinafter set forth.

H.           Cascades I Seller desires to sell to Buyer, and Buyer desires to purchase from Cascades I Seller, the Cascades I Land and Cascades I Seller’s right, title and interest in the Cascades I Asset-Related Property on the terms and conditions hereinafter set forth.

I.            Cascades II Seller desires to sell to Buyer, and Buyer desires to purchase from Cascades II Seller, the Cascades II Land and Cascades II Seller’s right, title and interest in the Cascades II Asset-Related Property on the terms and conditions hereinafter set forth.

J.            Cibolo Canyon Seller desires to sell to Buyer, and Buyer desires to purchase from Cibolo Canyon Seller, the Cibolo Canyon Land and Cibolo Canyon Seller’s right, title and interest in the Cibolo Canyon Asset-Related Property on the terms and conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.1 Defined Terms. The capitalized terms used herein will have the following meanings.

“Additional Title Disapproval Notice” shall have the meaning assigned thereto in Section 8.1(b).

“Additional Title Disapproval Response” shall have the meaning assigned thereto in Section 8.1(b).

“Additional Title Matters” shall have the meaning assigned thereto in Section 8.1(b).

“Additional Title Response Period” shall have the meaning assigned thereto in Section 8.1(b).

“Adjustment Point” shall have the meaning assigned thereto in Article 10.

“Affiliate” shall mean any Person (as defined below) that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person. The term “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall in any event include the ownership or power to vote fifty percent (50%) or more of the outstanding equity or voting interests, respectively, of such other Person.

“Agreement” shall mean this Agreement of Purchase and Sale, together with the exhibits and schedules attached hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

2

“Allocable Purchase Price” shall have the meaning assigned thereto in Section 2.2(a).

“Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws” shall have the meaning assigned thereto in Section 3.1(g)(i).

“Applicable Closing Deadline” shall have the meaning assigned thereto in Section 2.3(a).

“Applicable Law” shall mean all statutes, laws, common law, rules, regulations, ordinances, codes or other legal requirements of any Governmental Authority, board of fire underwriters and similar quasi-governmental agencies or entities, and any judgment, injunction, order, directive, decree or other judicial or regulatory requirement of any Governmental Authority of competent jurisdiction affecting or relating to the Person or property in question.

“Asset” shall mean, individually, the Crown Ridge Asset, the Canyon Springs Asset, the Cascades I Asset, the Cascades II Asset or the Cibolo Canyon Asset, as applicable, and “Assets” shall mean, collectively, the Crown Ridge Asset, the Canyon Springs Asset, the Cascades I Asset, the Cascades II Asset and the Cibolo Canyon Asset.

“Asset File” shall mean the materials with respect to the Crown Ridge Asset, the Canyon Springs Asset, the Cascades I Asset, the Cascades II Asset and/or the Cibolo Canyon Asset set forth on Schedule B, which may be delivered to Buyer or its representatives by Sellers or made available to Buyer at the Real Property or on an on-line virtual data website.

“Asset-Related Property” shall mean, collectively, the Crown Ridge Asset-Related Property, the Canyon Springs Asset-Related Property, the Cascades I Asset-Related Property, the Cascades II Asset-Related Property, and the Cibolo Canyon Asset-Related Property.

“Assignment of Contracts” shall mean, individually, as applicable, the Crown Ridge Assignment of Contracts, the Canyon Springs Assignment of Contracts, the Cascades I Assignment of Contracts, the Cascades II Assignment of Contracts, and the Cibolo Canyon Assignment of Contracts.

“Assumed Contracts” shall have the meaning assigned thereto in Section 3.4(c).

“Basket Limitation” shall mean an amount equal to $25,000 for any particular Asset or $50,000 in the aggregate for two (2) or more of the Assets. “Bluerock” shall mean Bluerock Real Estate, L.L.C.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in the cities of Dallas, Texas or New York, New York or by United States federal laws.

“Buyer” shall have the meaning assigned thereto in the Preamble to this Agreement.

“Buyer Closing Extension Notice” shall have the meaning assigned thereto in Section 2.3(e).

“Buyer Closing Statement” shall have the meaning assigned thereto in Section 6.1(b)(ii).

3

“Buyer Modifications” shall have the meaning assigned thereto in Section 2.3(d)(i).

“Buyer-Related Entities” shall have the meaning assigned thereto in Section 11.1.

“Buyer Waived Breach” shall have the meaning assigned thereto in Section 11.3.

“Cable Contract Encumbrances” shall mean any easement, memorandum of, or similar matter, relating to or memorializing any of the Cable Contracts or the vendor’s rights thereunder.

“Cable Contracts” shall mean the Crown Ridge Cable Contract, the Canyon Springs Cable Contract, the Cascades I Cable Contract, the Cascades II Cable Contract, and the Cibolo Canyon Cable Contract.

“Cap Limitation” shall mean an amount equal to one percent (1%) of the Purchase Price.

“Canyon Springs Asset” shall have the meaning assigned thereto in “Background” paragraph B.

“Canyon Springs Asset-Related Property” shall have the meaning assigned thereto in Section 2.1(b)(ii).

“Canyon Springs Assignment of Contracts” shall have the meaning assigned thereto in Section 6.1(a)(vii).

“Canyon Springs Assignment of Leases” shall have the meaning assigned thereto in Section 6.1(a)(ii).

“Canyon Springs Assignment of Licenses, Permits, Warranties and General Intangibles” shall have the meaning assigned thereto in Section 6.1(a)(xiii).

“Canyon Springs Assumed Contracts” shall have the meaning assigned thereto in Section 4.2(a)(ii).

“Canyon Springs Cable Contract” shall mean that certain contract captioned “Service & Marketing Agreement”, dated April 1, 2015, between Canyon Springs Seller and Time Warner Cable Enterprises LLC.

“Canyon Springs Contracts” shall mean, collectively, all written agreements or contracts of Canyon Springs Seller, or entered into on behalf of Canyon Springs Seller or its Property Manager, relating to the ownership or operation of the Canyon Springs Asset, but excluding the Canyon Springs Space Leases, the Canyon Springs License Agreement and the Canyon Springs Existing Management Agreement, as more particularly described on Schedule 3.1(l)-2 attached hereto.

“Canyon Springs Deed” shall have the meaning assigned thereto in Section 6.2(a)(ii).

“Canyon Springs Existing Loan” shall mean that certain loan in the initial principal amount of $43,125,000 made to Canyon Springs Seller, as borrower, and governed by the Existing Loan Documents applicable to Canyon Springs Seller.

4

“Canyon Springs Existing Management Agreement” shall mean the existing property management agreement between Canyon Springs Seller and its Property Manager with respect to management of the Canyon Springs Asset, as the same may be amended, modified or supplemented from time to time.

“Canyon Springs Improvements” shall have the meaning assigned thereto in Section 2.1(b)(ii)(1).

“Canyon Springs License Agreement” shall mean that certain Non-Exclusive Service Mark License Agreement between Canyon Springs Seller and its Property Manager.

“Canyon Springs Personal Property” shall have the meaning assigned thereto in Section 2.1(b)(ii)(3).

“Canyon Springs Real Property” shall mean the Canyon Springs Land and the Canyon Springs Improvements.

“Canyon Springs Real Property Title Commitment” shall mean that certain owner’s title commitment issued by the Title Company with an effective date of January 24, 2017, and Commitment Number: NCS-834305-2-CHI2.

“Canyon Springs Space Leases” shall mean any leases or other written agreements for occupancy of the Canyon Springs Real Property, including, but not limited to, the M Spa Lease, and each amendment or supplement thereto.

“Canyon Springs Survey” shall mean that certain ALTA survey of the Canyon Springs Real Property, dated April 11, 2014, and prepared by Bock & Clark.

“Cascades I Asset” shall have the meaning assigned thereto in “Background” paragraph C.

“Cascades I Asset-Related Property” shall have the meaning assigned thereto in Section 2.1(b)(iii).

“Cascades I Assignment of Contracts” shall have the meaning assigned thereto in Section 6.1(a)(viii).

“Cascades I Assignment of Leases” shall have the meaning assigned thereto in Section 6.1(a)(iii).

“Cascades I Assignment of Licenses, Permits, Warranties and General Intangibles” shall have the meaning assigned thereto in Section 6.1(a)(xiv).

“Cascades I Assumed Contracts” shall have the meaning assigned thereto in Section 4.2(a)(iii).

5

“Cascades I Cable Contract” shall mean, collectively, (1) that certain contract captioned “Telecommunication Services Agreement”, dated September 26, 2014, between Cascades I Seller and Suddenlink Communications, and (2) that certain contract captioned “AT&T Video Services, Inc. Contract for Marketing of Services for Mansions at the Cascades (320 apartment units)”, dated February 22, 2007, between Western Rim Investors 2006-3, L.P. and AT&T Video Services, Inc. d.b.a. AT&T Home Entertainment (“AT&T VS”), as amended by that certain Amendment Number One to AT&T Video Services, Inc. Contract for Marketing of Services for Mansions at the Cascades (320 apartment units) dated March 26, 2007, as further amended by that certain Amendment Number Two to AT&T Video Services, Inc. Contract for Marketing of Services for Mansions at the Cascades (320 apartment units) dated October 21, 2014, between Cascades I Seller and DISH Network L.L.C. (“DISH”) (as amended, the “Contract for Marketing of Services for Cascades I”).

“Cascades I Contracts” shall mean, collectively, all written agreements or contracts of Cascades I Seller, or entered into on behalf of Cascades I Seller or its Property Manager, relating to the ownership or operation of the Cascades I Asset, but excluding the Cascades I Space Leases, the Cascades I License Agreement and the Cascades I Existing Management Agreement, as more particularly described on Schedule 3.1(l)-3 attached hereto.

“Cascades I Deed” shall have the meaning assigned thereto in Section 6.2(a)(iii).

“Cascades I Existing Loan” shall mean that certain loan in the initial principal amount of $33,207,000 made to Cascades I Seller, as borrower, and governed by the Existing Loan Documents applicable to Cascades I Seller.

“Cascades I Existing Management Agreement” shall mean the existing property management agreement between Cascades I Seller and its Property Manager with respect to management of the Cascades I Asset, as the same may be amended, modified or supplemented from time to time.

“Cascades I Improvements” shall have the meaning assigned thereto in Section 2.1(b)(iii)(1).

“Cascades I License Agreement” shall mean that certain Non-Exclusive Service Mark License Agreement between Cascades I Seller and its Property Manager.

“Cascades I Personal Property” shall have the meaning assigned thereto in Section 2.1(b)(iii)(3).

“Cascades I Real Property” shall mean the Cascades I Land and the Cascades I Improvements.

“Cascades I Real Property Title Commitment” shall mean that certain owner’s title commitment issued by the Title Company with an effective date of February 3, 2017, and Commitment Number: NCS-834305-3-CHI2.

“Cascades I Space Leases” shall mean any leases or other written agreements for occupancy of the Cascades I Real Property, including, but not limited to, the Rose Spa Lease, and each amendment or supplement thereto.

“Cascades I Survey” shall mean that certain ALTA survey of the Cascades I Real Property, dated April 2, 2014, and prepared by Bock & Clark.

“Cascades II Asset” shall have the meaning assigned thereto in “Background” paragraph D.

6

“Cascades II Asset-Related Property” shall have the meaning assigned thereto in Section 2.1(b)(iv).

“Cascades II Assignment of Contracts” shall have the meaning assigned thereto in Section 6.1(a)(ix).

“Cascades II Assignment of Leases” shall have the meaning assigned thereto in Section 6.1(a)(iv).

“Cascades II Assignment of Licenses, Permits, Warranties and General Intangibles” shall have the meaning assigned thereto in Section 6.1(a)(xv).

“Cascades II Assumed Contracts” shall have the meaning assigned thereto in Section 4.2(a)(iv).

“Cascades II Cable Contract” shall mean, collectively, (1) that certain contract captioned “Telecommunication Services Agreement”, dated September 26, 2014, between Cascades II Seller and Suddenlink Communications, (2) that certain contract captioned “AT&T Video Services, Inc. Contract for Marketing of Services for Mansions Duplexes 62 (Condominiums)”, dated March 26, 2007, between Western Rim Investors 2006-5, L.P. and AT&T VS, as amended by that certain Amendment Number One to AT&T Video Services, Inc. Contract for Marketing of Services for Seniors 190 (apartments) and AT&T Video Services, Inc. Contract for Marketing of Services for Mansions Duplexes 62 (Condominiums) dated October 21, 2014, between Cascades II Seller and DISH (as amended, the “Contract for Marketing of Services for Cascades II Duplexes”), and (3) that certain contract captioned “AT&T Video Services, Inc. Contract for Marketing of Services for Mansions Seniors 190 (apartments)”, dated March 26, 2007, between Western Rim Investors 2006- 5, L.P. and AT&T VS, as amended by that certain Amendment Number One to AT&T Video Services, Inc. Contract for Marketing of Services for Seniors 190 (apartments) and AT&T Video Services, Inc. Contract for Marketing of Services for Mansions Duplexes 62 (Condominiums) dated October 21, 2014, between Cascades II Seller and DISH (as amended, the “Contract for Marketing of Services for Cascades II Seniors”).

“Cascades II Contracts” shall mean, collectively, all written agreements or contracts of Cascades II Seller, or entered into on behalf of Cascades II Seller or its Property Manager, relating to the ownership or operation of the Cascades II Asset, but excluding the Cascades II Space Leases, the Cascades II License Agreement and the Cascades II Existing Management Agreement, as more particularly described on Schedule 3.1(l)-4 attached hereto.

“Cascades II Deed” shall have the meaning assigned thereto in Section 6.2(a)(iv).

“Cascades II Existing Loan” shall mean that certain loan in the initial principal amount of $23,175,000 made to Cascades II Seller, as borrower, and governed by the Existing Loan Documents applicable to Cascades II Seller.

“Cascades II Existing Management Agreement” shall mean the existing property management agreement between Cascades II Seller and its Property Manager with respect to management of the Cascades II Asset, as the same may be amended, modified or supplemented from time to time.

7

“Cascades II Improvements” shall have the meaning assigned thereto in Section 2.1(b)(iv)(1).

“Cascades II License Agreement” shall mean that certain Non-Exclusive Service Mark License Agreement between Cascades II Seller and its Property Manager.

“Cascades II Personal Property” shall have the meaning assigned thereto in Section 2.1(b)(iv)(3).

“Cascades II Real Property” shall mean the Cascades II Land and the Cascades II Improvements.

“Cascades II Real Property Title Commitment” shall mean that certain owner’s title commitment issued by the Title Company with an effective date of January 24, 2017, and Commitment Number: NCS-834305-4-CHI2.

“Cascades II Space Leases” shall mean any leases or other written agreements for occupancy of the Cascades II Real Property, including each amendment or supplement thereto.

“Cascades II Survey” shall mean that certain ALTA survey of the Cascades II Real Property, dated May 21, 2014, and prepared by Bock & Clark.

“Cibolo Canyon Asset” shall have the meaning assigned thereto in “Background” paragraph E.

“Cibolo Canyon Asset-Related Property” shall have the meaning assigned thereto in Section 2.1(b)(v).

“Cibolo Canyon Assignment of Contracts” shall have the meaning assigned thereto in Section 6.1(a)(x).

“Cibolo Canyon Assignment of Leases” shall have the meaning assigned thereto in Section 6.1(a)(v).

“Cibolo Canyon Assignment of Licenses, Permits, Warranties and General Intangibles” shall have the meaning assigned thereto in Section 6.1(a)(xvi).

“Cibolo Canyon Assumed Contracts” shall have the meaning assigned thereto in Section 4.2(a)(v).

“Cibolo Canyon Cable Contract” shall mean that certain contract captioned “AT&T Connected Communities MDU Marketing Contract”, dated January 6, 2015, between Cibolo Canyon Seller and AT&T Services, Inc.

“Cibolo Canyon Contracts” shall mean, collectively, all written agreements or contracts of Cibolo Canyon Seller, or entered into on behalf of Cibolo Canyon Seller or its Property Manager, relating to the ownership or operation of the Cibolo Canyon Asset, but excluding the Cibolo Canyon Space Leases, the Cibolo Canyon License Agreement and the Cibolo Canyon Existing Management Agreement, as more particularly described on Schedule 3.1(l)-5 attached hereto.

8

“Cibolo Canyon Deed” shall have the meaning assigned thereto in Section 6.2(a)(v).

“Cibolo Canyon Existing Loan” shall mean that certain loan in the initial principal amount of $18,078,000 made to Cibolo Canyon Seller, as borrower, and governed by the Existing Loan Documents applicable to Cibolo Canyon Seller.

“Cibolo Canyon Existing Management Agreement” shall mean the existing property management agreement between Cibolo Canyon Seller and its Property Manager with respect to management of the Cibolo Canyon Asset, as the same may be amended, modified or supplemented from time to time.

“Cibolo Canyon Improvements” shall have the meaning assigned thereto in Section 2.1(b)(v)(1).

“Cibolo Canyon License Agreement” shall mean that certain Non-Exclusive Service Mark License Agreement between Cibolo Canyon Seller and its Property Manager.

“Cibolo Canyon Personal Property” shall have the meaning assigned thereto in Section 2.1(b)(v)(3).

“Cibolo Canyon Real Property” shall mean the Cibolo Canyon Land and the Cibolo Canyon Improvements.

“Cibolo Canyon Real Property Title Commitment” shall mean that certain owner’s title commitment issued by the Title Company with an effective date of January 25, 2017, and Commitment Number: NCS-834305-5-CHI2.

“Cibolo Canyon Space Leases” shall mean any leases or other written agreements for occupancy of the Cibolo Canyon Real Property, including each amendment or supplement thereto.

“Cibolo Canyon Survey” shall mean that certain ALTA survey of the Cibolo Canyon Real Property, dated April 14, 2014, and prepared by Bock & Clark.

“Claims” shall have the meaning assigned thereto in Section 7.5.

“Closing” shall have the meaning assigned thereto in Section 2.3(a).

“Closing Date” shall have the meaning assigned thereto in Section 2.3(c), unless otherwise agreed in writing by the parties.

“Closing Documents” shall mean any certificate, assignment, instrument or other document delivered pursuant to this Agreement, including, without limitation, each of the documents to be delivered by Sellers pursuant to Section 6.2 and by Buyer pursuant to Section 6.1.

“Closing Funds” shall have the meaning assigned thereto in Section 2.2(a)(iii).

“Condition of the Asset” shall have the meaning assigned thereto in Section 7.4(b).

9

“Contracts” shall mean, collectively, the Crown Ridge Contracts, the Canyon Springs Contracts, the Cascades I Contracts, the Cascades II Contracts, and the Cibolo Canyon Contracts.

“Crown Ridge Asset” shall have the meaning assigned thereto in “Background” paragraph A.

“Crown Ridge Asset-Related Property” shall have the meaning assigned thereto in Section 2.1(b)(i).

“Crown Ridge Assignment of Contracts” shall have the meaning assigned thereto in Section 6.1(a)(vi).

“Crown Ridge Assignment of Leases” shall have the meaning assigned thereto in Section 6.1(a)(i).

“Crown Ridge Assignment of Licenses, Permits, Warranties and General Intangibles” shall have the meaning assigned thereto in Section 6.1(a)(xii).

“Crown Ridge Assumed Contracts” shall have the meaning assigned thereto in Section 4.2(a)(i).

“Crown Ridge Cable Contract” shall mean that certain contract captioned “Service & Marketing Agreement”, dated July 21, 2008, between Crown Ridge Seller or its predecessor-in- interest and Time Warner Cable San Antonio, L.P.

“Crown Ridge Contracts” shall mean, collectively, all written agreements or contracts of Crown Ridge Seller, or entered into on behalf of Crown Ridge Seller or its Property Manager, relating to the ownership or operation of the Crown Ridge Asset, but excluding the Crown Ridge Space Leases, the Crown Ridge License Agreement and the Crown Ridge Existing Management Agreement, as more particularly described on Schedule 3.1(l)-1 attached hereto.

“Crown Ridge Deed” shall have the meaning assigned thereto in Section 6.2(a)(i).

“Crown Ridge Existing Loan” shall mean that certain loan in the initial principal amount of $30,091,000 made to Crown Ridge Seller, as borrower, and governed by the Existing Loan Documents applicable to Crown Ridge Seller.

“Crown Ridge Existing Management Agreement” shall mean the existing property management agreement between Crown Ridge Seller and its Property Manager with respect to management of the Crown Ridge Asset, as the same may be amended, modified or supplemented from time to time.

“Crown Ridge Improvements” shall have the meaning assigned thereto in Section 2.1(b)(i)(1).

“Crown Ridge License Agreement” shall mean that certain Non-Exclusive Service Mark License Agreement between Crown Ridge Seller and its Property Manager.

10

“Crown Ridge Personal Property” shall have the meaning assigned thereto in Section 2.1(b)(i)(3).

“Crown Ridge Real Property” shall mean the Crown Ridge Land and the Crown Ridge Improvements.

“Crown Ridge Real Property Title Commitment” shall mean that certain owner’s title commitment issued by the Title Company with an effective date of January 24, 2017, and Commitment Number: NCS-834305-1-CHI2.

“Crown Ridge Space Leases” shall mean any leases or other written agreements for occupancy of the Crown Ridge Real Property, including each amendment or supplement thereto.

“Crown Ridge Survey” shall mean that certain ALTA survey of the Crown Ridge Real Property, dated March 28, 2014, and prepared by MBC Engineers.

“CWS Group” shall have the meaning assigned thereto in Section 14.7.

“Deed” shall mean, individually, the Crown Ridge Deed, the Canyon Springs Deed, the Cascades I Deed, the Cascades II Deed or the Cibolo Canyon Deed, as applicable, and “Deeds” shall mean, collectively, the Crown Ridge Deed, the Canyon Springs Deed, the Cascades I Deed, the Cascades II Deed and the Cibolo Canyon Deed.

“Diligence Notice” shall have the meaning assigned thereto in Section 7.2(a).

“Disapproved Title Matter” shall have the meaning assigned thereto in Section 8.1(a).

“DTPA” shall have the meaning assigned thereto in Section 14.29.

“Due Diligence Period” shall mean the period of time from the Effective Date to 5:00 p.m. (Central Time) on March 20, 2017.

“Earnest Money” shall mean the Initial Earnest Money and, if and to the extent delivered in accordance with Section 2.3(e) below, any Extension Earnest Money.

“Earnest Money Escrow Account” shall have the meaning assigned thereto in Section 14.5(a).

“Effective Date” shall have the meaning assigned thereto in the Preamble to this Agreement.

“Escrow Agent” shall have the meaning assigned thereto in Section 2.2(a)(i).

“Exchange” shall have the meaning assigned thereto in Section 14.31.

“Excluded Assets” shall have the meaning assigned thereto in Section 2.1(c).

“Executive Order” shall have the meaning assigned thereto in Section 3.1(g)(i).

11

“Existing Lender” shall mean the lender with respect to the Existing Loans as of the Effective Date, and its successors and assigns.

“Existing License Agreement” shall mean the Crown Ridge License Agreement, the Canyon Springs License Agreement, the Cascades I License Agreement, the Cascades II License Agreement or the Cibolo Canyon License Agreement, as applicable. “Existing License Agreements” shall mean, collectively, each of the Crown Ridge License Agreement, the Canyon Springs License Agreement, the Cascades I License Agreement, the Cascades II License Agreement and the Cibolo Canyon License Agreement.

“Existing Loan” shall mean, individually, the Crown Ridge Existing Loan, the Canyon Springs Existing Loan, the Cascades I Existing Loan, the Cascades II Existing Loan, or the Cibolo Canyon Existing Loan, as applicable, and “Existing Loans” shall mean, collectively, the Crown Ridge Existing Loan, the Canyon Springs Existing Loan, the Cascades I Existing Loan, the Cascades II Existing Loan, and the Cibolo Canyon Existing Loan.

“Existing Loan Deposits” shall have the meaning assigned thereto in Section 2.3(d)(iv).

“Existing Loan Documents” shall mean, collectively, the documents, instruments and agreements evidencing, securing or governing the Existing Loans, including those described in Schedule C hereto (which Schedule C is sometimes referred to herein as the “Existing Loan Documents Schedule”).

“Existing Loan Exceptions” shall mean the recorded or filed Liens of the Existing Loan Documents.

“Existing Management Agreement” shall mean the Crown Ridge Existing Management Agreement, the Canyon Springs Existing Management Agreement, the Cascades I Existing Management Agreement, the Cascades II Existing Management Agreement or the Cibolo Canyon Existing Management Agreement, as applicable. “Existing Management Agreements” shall mean, collectively, each of the Crown Ridge Existing Management Agreement, the Canyon Springs Existing Management Agreement, the Cascades I Existing Management Agreement, the Cascades II Existing Management Agreement and the Cibolo Canyon Existing Management Agreement.

“Extension Earnest Money” shall mean in the case of each extension option exercised (if at all) by Buyer to extend the Closing Date pursuant to Section 2.3(e) below, One Million and No/100 Dollars ($1,000,000.00) for each such extension.

“Financing Liens” shall have the meaning assigned thereto in Section 8.3(a).

“Government List” shall mean any of (i) the two lists maintained by the United States Department of Commerce (Denied Persons and Entities), (ii) the list maintained by the United States Department of Treasury (Specially Designated Nationals and Blocked Persons), and (iii) the two lists maintained by the United States Department of State (Terrorist Organizations and Debarred Parties).

“Governmental Authority” shall mean any federal, state or local government or other political subdivision thereof, including, without limitation, any agency or entity exercising executive, legislative, judicial, regulatory or administrative governmental powers or functions, in each case to the extent the same has jurisdiction over the Person or property in question.

12

“Hazardous Materials” shall have the meaning assigned thereto in Section 7.4(b)(i).

“Improvements” shall mean, collectively, the Crown Ridge Improvements, the Canyon Springs Improvements, the Cascades I Improvements, the Cascades II Improvements, and the Cibolo Canyon Improvements.

“Indemnification Claim” shall have the meaning assigned thereto in Section 11.5.

“Indemnified Party” shall have the meaning assigned thereto in Section 11.5.

“Indemnifying Party” shall have the meaning assigned thereto in Section 11.5.

“Independent Contract Consideration” shall have the meaning assigned thereto in Section 2.2(c).

“Initial Earnest Money” shall have the meaning assigned thereto in Section 2.2(a)(i).

“IRS” shall mean the Internal Revenue Service.

“IRS Reporting Requirements” shall have the meaning assigned thereto in Section 14.3(c).

“Lender Consent” shall have the meaning assigned thereto in Section 2.3(d)(ii).

“Liens” shall mean any liens, mortgages, deeds of trust, pledges, financing statements, security interests or other encumbrances securing any debt or obligation.

“Loan Assumption” shall have the meaning assigned thereto in Section 2.3(d)(vi).

“Loan Assumption Application” shall have the meaning assigned thereto in Section 2.3(d)(i).

“Loan Assumption Documents” shall have the meaning assigned thereto in Section 6.1(a)(v).

“Loan Assumption Rejection Notice” shall have the meaning assigned thereto in Section 2.3(d)(ii).

“Loan Pay-Off Wire Deadline” shall have the meaning assigned thereto in Section 2.3(a).

“Losses” shall have the meaning assigned thereto in Section 11.1.

“M Spa Lease” shall mean that certain Lease Agreement dated as of November 1, 2008 between “The M Spa” (“M Spa”) and Canyon Springs Seller’s predecessor-in-interest, as amended by that certain Amendment to Spa Lease dated June 29, 2013, and by oral agreement for a month-to- month term with a thirty (30) day termination right by either party and a flat fee payment by M Spa of One Thousand Five Hundred Dollars ($1,500.00) per month.

“Material Casualty” shall have the meaning assigned thereto in Section 9.2(b).

13

“Material Condemnation” shall have the meaning assigned thereto in Section 9.2(b).

“Monetary Encumbrance” shall have the meaning assigned thereto in Section 8.3(a).

“New Financing Notice” shall have the meaning assigned thereto in Section 2.3(f)(i).

“Non-Refundable Portion of the Earnest Money” shall mean (a) after the Initially-Scheduled Closing Date (as hereinafter defined) through and including May 10, 2017, One Million and No/100 Dollars ($1,000,000.00) of the Earnest Money, and (b) from and after May 11, 2017, Two Million and No/100 Dollars ($2,000,000.00) of the Earnest Money.

“Objectionable Contracts” shall have the meaning assigned thereto in Section 3.4(c).

“Operating Statements” shall have the meaning assigned thereto in Schedule B.

“Permitted Exceptions” shall mean all of the following: (i) the matters set forth in the Title Commitments (except for the Existing Loan Exceptions unless the Loan Assumption occurs at the Closing) or the Surveys or any matters disclosed on any updated title reports or updates to the Surveys, in each case which are approved or deemed approved by Buyer pursuant to Article 8 of this Agreement, (ii) the Space Leases existing as of the Effective Date and any other Space Lease entered into after the Effective Date in accordance with the terms of this Agreement, and the rights of tenants, as tenants, thereunder, (iii) liens for current real estate taxes and special assessments which are not yet due and payable, (iv) standard pre-printed jacket exceptions contained in the form of title insurance policy issued by Title Company in Texas, (v) any exceptions caused by Buyer, its Affiliates, its agents, representatives, consultants or employees, (vi) the Cable Contract Encumbrances, and (vii) if the Loan Assumption occurs at the Closing, the Existing Loan Exceptions.

“Person” shall mean a natural person, partnership, limited partnership, limited liability company, corporation, trust, estate, association, unincorporated association or other entity.

“Personal Property” means, collectively, the Crown Ridge Personal Property, the Canyon Springs Personal Property, the Cascades I Personal Property, the Cascades II Personal Property, and the Cibolo Canyon Personal Property.

“Post-Effective Date Voluntary Encumbrance” shall have the meaning assigned thereto in Section 8.3(a).

“Property” shall mean, individually, the Crown Ridge Asset, the Canyon Springs Asset, the Cascades I Asset, the Cascades II Asset, or the Cibolo Canyon Asset, as applicable, and “Properties” shall mean, collectively, the Crown Ridge Asset, the Canyon Springs Asset, the Cascades I Asset, the Cascades II Asset, and the Cibolo Canyon Asset.

“Property Manager” shall mean, individually, Crown Ridge Seller’s existing property manager, Canyon Springs Seller’s existing property manager, Cascades I Seller’s existing property manager, Cascades II Seller’s existing property manager or Cibolo Canyon Seller’s existing property manager, as applicable, and “Property Managers” shall mean, collectively, Crown Ridge Seller’s existing property manager, Canyon Springs Seller’s existing property manager, Cascades I Seller’s existing property manager, Cascades II Seller’s existing property manager, and Cibolo Canyon Seller’s existing property manager.

14

“Purchase Price” shall have the meaning assigned thereto in Section 2.2(a).

“Real Property” shall mean, collectively, the Crown Ridge Real Property, the Canyon Springs Real Property, the Cascades I Real Property, the Cascades II Real Property, and the Cibolo Canyon Real Property.

“Refundable Security Deposits” shall mean all Security Deposits that are refundable to tenants pursuant to Space Leases or may be retained by Sellers and in each case have not been applied by Sellers prior to the Closing Date.

“Releasees” shall have the meaning assigned thereto in Section 7.5.

“Rent Roll” shall have the meaning assigned thereto in Section 3.1(m).

“Rents” shall have the meaning assigned thereto in Section 10.1(a).

“Reporting Person” shall have the meaning assigned thereto in Section 14.3(c).

“Rose Spa Lease” shall mean that certain Lease Agreement dated as of January 5, 2009 between The Rose Spa, LLC d/b/a The Rose Spa (“Rose Spa”) and Cascades I Seller’s predecessor- in-interest.

“Security Deposits” shall mean all security and escrow deposits received by Seller in connection with the Space Leases and all other refundable deposits, “SureDeposits” and other similar bonds and deposits made or received by Seller in connection with the Space Leases.

“Seller” shall mean, individually, Crown Ridge Seller, Canyon Springs Seller, Cascades I Seller, Cascades II Seller or Cibolo Canyon Seller, as applicable, and “Sellers” shall mean, collectively, Crown Ridge Seller, Canyon Springs Seller, Cascades I Seller, Cascades II Seller and Cibolo Canyon Seller.

“Seller Closing Certificate” shall have the meaning assigned thereto in Section 5.2(a).

“Seller Closing Statement” shall have the meaning assigned thereto in Section 6.2(a)(xxxv).

“Seller-Related Entities” shall have the meaning assigned thereto in Section 11.2.

“Seller Releases” shall have the meaning assigned thereto in Section 2.3(d)(v).

“Seller Released Obligations” shall have the meaning assigned thereto in Section 2.3(d)(v).

“Seller Waived Breach” shall have the meaning assigned thereto in Section 11.7.

“Seller’s Knowledge” shall mean the actual knowledge of Seller based upon the actual knowledge of Ralph Pickett with respect to the Asset, without any duty on the part of such Person to conduct any independent investigation or make any inquiry of any Person other than inquiry of the Property Managers. The named individual shall have no personal liability by virtue of his inclusion in this definition.

15

“Space Lease” shall mean, individually, one or more of the Crown Ridge Space Leases, the Canyon Springs Space Leases, the Cascades I Space Leases, the Cascades II Space Leases or the Cibolo Canyon Space Leases, as applicable, and “Space Leases” shall mean, collectively, the Crown Ridge Space Leases, the Canyon Springs Space Leases, the Cascades I Space Leases, the Cascades II Space Leases and the Cibolo Canyon Space Leases.

“Substitute Liable Parties” shall have the meaning assigned thereto in Section 2.3(d)(i).

“Survey” shall mean, individually, the Crown Ridge Survey, the Canyon Springs Survey, the Cascades I Survey, the Cascades II Survey or the Cibolo Canyon Survey, as applicable, and “Surveys” shall mean, collectively, the Crown Ridge Survey, the Canyon Springs Survey, the Cascades I Survey, the Cascades II Survey and the Cibolo Canyon Survey.

“Taxes” shall mean any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, net income, alternative, unitary, alternative minimum, franchise, value added, ad valorem, income, receipts, capital, excise, sales, use, leasing, fuel, excess profits, turnover, occupation, property (including, personal, real, tangible and intangible property taxes), transfer, recording and stamp taxes, levies, imposts, duties, charges, fees, assessments, or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, and any transaction privileges or similar taxes) imposed by or on behalf of a Governmental Authority, together with any and all penalties, fines, additions to tax and interest thereon, whether disputed or not.

“Tenant Notices” shall have the meaning assigned thereto in Section 6.1(a)(xi).

“Title Commitment” shall mean, individually, the Crown Ridge Real Property Title Commitment, the Canyon Springs Real Property Title Commitment, the Cascades I Real Property Title Commitment, the Cascades II Real Property Title Commitment, or the Cibolo Canyon Real Property Title Commitment, as applicable, and “Title Commitments” shall mean, collectively, the Crown Ridge Real Property Title Commitment, the Canyon Springs Real Property Title Commitment, the Cascades I Real Property Title Commitment, the Cascades II Real Property Title Commitment, and the Cibolo Canyon Real Property Title Commitment.

“Title Company” shall mean First American Title Insurance Company.

“Title Objection Notice” shall have the meaning assigned thereto in Section 8.1(a).

“Title Policy” shall mean, collectively, a separate owner’s policy of title insurance for the Crown Ridge Real Property, a separate owner’s policy of title insurance for the Canyon Springs Real Property, a separate owner’s policy of title insurance for the Cascades I Real Property, a separate owner’s policy of title insurance for the Cascades II Real Property, and a separate owner’s policy of title insurance for the Cibolo Canyon Real Property, in the form prescribed by the Texas Department of Insurance and issued by the Title Company in the State of Texas, in each case, without any endorsements (other than endorsements with respect to any title matters which a Seller is required to remove or cure pursuant to this Agreement) issued by the Title Company insuring Buyer’s title to such Real Property subject only to the Permitted Exceptions applicable to such Real Property in an amount equal to the Allocable Purchase Price.

16

“Title Response Notice” shall have the meaning assigned thereto in Section 8.1(a).

“Title Review Period” shall have the meaning assigned thereto in Section 8.1(a).

“Violations” shall mean all violations of Applicable Law now or hereafter issued or noted, including any open building permits and any fines or penalties associated with the foregoing.

“Voluntary Encumbrance” shall mean with respect to each Real Property, title exceptions affecting such applicable Real Property that are knowingly and intentionally created by the applicable Seller through the execution by such Seller of one or more instruments creating or granting such title exceptions; provided, however, that the term “Voluntary Encumbrances” as used in this Agreement shall not include the following: (a) any Permitted Exceptions; and (b) any title exceptions that are approved, waived or deemed to have been approved or waived by Buyer or that are created in accordance with the provisions of this Agreement.

ARTICLE 2

SALE, PURCHASE PRICE AND CLOSING

SECTION 2.1 Sale of Assets.

(a)          On the Closing Date and pursuant to the terms and subject to the conditions set forth in this Agreement, Sellers shall sell to Buyer, and Buyer shall purchase from Sellers, the Assets. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall have no right or option to acquire fewer than all of the Assets.

(b)          The transfer of the Assets to Buyer shall include the transfer of all Asset-Related Property. For purposes of this Agreement,

(i)          “Crown Ridge Asset-Related Property” shall mean all of Crown Ridge Seller’s right, title and interest in and to the following:

(1)         all of the buildings, structures, fixtures, parking facilities, and other improvements located on the Crown Ridge Land (the “Crown Ridge Improvements”);

(2)         all easements, covenants, privileges and other rights appurtenant to the Crown Ridge Land or the Crown Ridge Improvements and all right, title and interest of Crown Ridge Seller, if any, in and to all development rights, minerals, oil, gas and other hydrocarbons, and any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Crown Ridge Land;

(3)         all furniture, furnishings, appliances, signs, carts, tools, supplies, fixtures, equipment and other personal property which are now, or may hereafter prior to the Closing Date be, placed in or attached to Crown Ridge Land or the Crown Ridge Improvements and are used solely in connection with the operation of the Crown Ridge Real Property (but not including items owned or leased by tenants or the Crown Ridge Property Manager, or which are leased by Crown Ridge Seller, or any Excluded Assets) (the “Crown Ridge Personal Property”);

17

(4)         to the extent they may be transferred under Applicable Law without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all licenses, certificates of occupancy, permits, approvals and authorizations presently issued in connection with the operation of all or any part of the Crown Ridge Real Property as it is presently being operated;

(5)         to the extent assignable without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all guaranties and warranties, if any, in favor of Crown Ridge Seller by any manufacturer or contractor in connection with construction or installation of equipment or any component of the Crown Ridge Improvements;

(6)         all Space Leases, all Refundable Security Deposits and all intangible property relating to the Crown Ridge Real Property or Crown Ridge Personal Property in Crown Ridge Seller’s possession;

(7)         all Crown Ridge Assumed Contracts other than those terminated on or prior to the Closing Date pursuant to Section 3.4(c); and

(8)         all books and records, tenant files, tenant lists and tenant marketing information relating to the Crown Ridge Real Property.

(ii)         “Canyon Springs Asset-Related Property” shall mean all of Canyon Springs Seller’s right, title and interest in and to the following:

(1)         all of the buildings, structures, fixtures, parking facilities, and other improvements located on the Canyon Springs Land (the “Canyon Springs Improvements”);

(2)         all easements, covenants, privileges and other rights appurtenant to the Canyon Springs Land or the Canyon Springs Improvements and all right, title and interest of Canyon Springs Seller, if any, in and to all development rights, minerals, oil, gas and other hydrocarbons, and any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Canyon Springs Land;

(3)         all furniture, furnishings, appliances, signs, carts, tools, supplies, fixtures, equipment and other personal property which are now, or may hereafter prior to the Closing Date be, placed in or attached to Canyon Springs Land or the Canyon Springs Improvements and are used solely in connection with the operation of the Canyon Springs Real Property (but not including items owned or leased by tenants or the Canyon Springs Property Manager, or which are leased by Canyon Springs Seller, or any Excluded Assets) (the “Canyon Springs Personal Property”);

(4)         to the extent they may be transferred under Applicable Law without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all licenses, certificates of occupancy, permits, approvals and authorizations presently issued in connection with the operation of all or any part of the Canyon Springs Real Property as it is presently being operated;

18

(5)         to the extent assignable without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all guaranties and warranties, if any, in favor of Canyon Springs Seller by any manufacturer or contractor in connection with construction or installation of equipment or any component of the Canyon Springs Improvements;

(6)         all Space Leases, all Refundable Security Deposits and all intangible property relating to the Canyon Springs Real Property or Canyon Springs Personal Property in Canyon Springs Seller’s possession;

(7)         all Canyon Springs Assumed Contracts other than those terminated on or prior to the Closing Date pursuant to Section 3.4(c); and

(8)         all books and records, tenant files, tenant lists and tenant marketing information relating to the Canyon Springs Real Property.

(iii)        “Cascades I Asset-Related Property” shall mean all of Cascades I’s right, title and interest in and to the following:

(1)         all of the buildings, structures, fixtures, parking facilities, and other improvements located on the Cascades I Land (the “Cascades I Improvements”);

(2)         all easements, covenants, privileges and other rights appurtenant to the Cascades I Land or the Cascades I Improvements and all right, title and interest of Cascades I Seller, if any, in and to all development rights, minerals, oil, gas and other hydrocarbons, and any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Cascades I Land;

(3)         all furniture, furnishings, appliances, signs, carts, tools, supplies, fixtures, equipment and other personal property which are now, or may hereafter prior to the Closing Date be, placed in or attached to Cascades I Land or the Cascades I Improvements and are used solely in connection with the operation of the Cascades I Real Property (but not including items owned or leased by tenants or the Cascades I Property Manager, or which are leased by Cascades I Seller) (the “Cascades I Personal Property”);

(4)         to the extent they may be transferred under Applicable Law without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all licenses, certificates of occupancy, permits, approvals and authorizations presently issued in connection with the operation of all or any part of the Cascades I Real Property as it is presently being operated;

(5)         to the extent assignable without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all guaranties and warranties, if any, in favor of Cascades I Seller by any manufacturer or contractor in connection with construction or installation of equipment or any component of the Cascades I Improvements;

(6)         all Space Leases, all Refundable Security Deposits and all intangible property relating to the Cascades I Real Property or Cascades I Personal Property in Cascades I Seller’s possession;

19

(7)         all Cascades I Assumed Contracts other than those terminated on or prior to the Closing Date pursuant to Section 3.4(c); and

(8)         all books and records, tenant files, tenant lists and tenant marketing information relating to the Cascades I Real Property.

(iv)        “Cascades II Asset-Related Property” shall mean all of Cascades II’s right, title and interest in and to the following:

(1)         all of the buildings, structures, fixtures, parking facilities, and other improvements located on the Cascades II Land (the “Cascades II Improvements”);

(2)         all easements, covenants, privileges and other rights appurtenant to the Cascades II Land or the Cascades II Improvements and all right, title and interest of Cascades II Seller, if any, in and to all development rights, minerals, oil, gas and other hydrocarbons, and any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Cascades II Land;

(3)         all furniture, furnishings, appliances, signs, carts, tools, supplies, fixtures, equipment and other personal property which are now, or may hereafter prior to the Closing Date be, placed in or attached to Cascades II Land or the Cascades II Improvements and are used solely in connection with the operation of the Cascades II Real Property (but not including items owned or leased by tenants or the Cascades II Property Manager, or which are leased by Cascades II Seller) (the “Cascades II Personal Property”);

(4)         to the extent they may be transferred under Applicable Law without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all licenses, certificates of occupancy, permits, approvals and authorizations presently issued in connection with the operation of all or any part of the Cascades II Real Property as it is presently being operated;

(5)         to the extent assignable without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all guaranties and warranties, if any, in favor of Cascades II Seller by any manufacturer or contractor in connection with construction or installation of equipment or any component of the Cascades II Improvements;

(6)         all Space Leases, all Refundable Security Deposits and all intangible property relating to the Cascades II Real Property or Cascades II Personal Property in Cascades II Seller’s possession;

(7)         all Cascades II Assumed Contracts other than those terminated on or prior to the Closing Date pursuant to Section 3.4(c); and

(8)         all books and records, tenant files, tenant lists and tenant marketing information relating to the Cascades II Real Property.

(v)         “Cibolo Canyon Asset-Related Property” shall mean all of Cibolo Canyon’s right, title and interest in and to the following:

20

(1)         all of the buildings, structures, fixtures, parking facilities, and other improvements located on the Cibolo Canyon Land (the “Cibolo Canyon Improvements”);

(2)         all easements, covenants, privileges and other rights appurtenant to the Cibolo Canyon Land or the Cibolo Canyon Improvements and all right, title and interest of Cibolo Canyon Seller, if any, in and to all development rights, minerals, oil, gas and other hydrocarbons, and any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Cibolo Canyon Land;

(3)         all furniture, furnishings, appliances, signs, carts, tools, supplies, fixtures, equipment and other personal property which are now, or may hereafter prior to the Closing Date be, placed in or attached to Cibolo Canyon Land or the Cibolo Canyon Improvements and are used solely in connection with the operation of the Cibolo Canyon Real Property (but not including items owned or leased by tenants or the Cibolo Canyon Property Manager, or which are leased by Cibolo Canyon Seller) (the “Cibolo Canyon Personal Property”);

(4)         to the extent they may be transferred under Applicable Law without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all licenses, certificates of occupancy, permits, approvals and authorizations presently issued in connection with the operation of all or any part of the Cibolo Canyon Real Property as it is presently being operated;

(5)         to the extent assignable without consent (unless any such consent is obtained by Buyer at Buyer’s sole cost and expense), all guaranties and warranties, if any, in favor of Cibolo Canyon Seller by any manufacturer or contractor in connection with construction or installation of equipment or any component of the Cibolo Canyon Improvements;

(6)         all Space Leases, all Refundable Security Deposits and all intangible property relating to the Cibolo Canyon Real Property or Cibolo Canyon Personal Property in Cibolo Canyon Seller’s possession;

(7)         all Cibolo Canyon Assumed Contracts other than those terminated on or prior to the Closing Date pursuant to Section 3.4(c); and

(8)         all books and records, tenant files, tenant lists and tenant marketing information relating to the Cibolo Canyon Real Property.

(c)          Notwithstanding anything to the contrary contained in this Agreement, it is expressly agreed by the parties hereto that the following items are expressly excluded from the Assets to be sold to Buyer (collectively, the “Excluded Assets”):

(i)          except with respect to the Refundable Security Deposits and, if the Loan Assumption occurs at Closing, the Existing Loan Deposits, all cash on hand or on deposit in any house bank, operating account or other account maintained in connection with the ownership, operation or management of the Assets;

(ii)         all Security Deposits, other than Refundable Security Deposits, including non-refundable pet deposits, if any;

21

(iii)        all right, title and interest in any purchase agreement or other closing document entered into in connection with Crown Ridge Seller’s acquisition of the Crown Ridge Real Property, Canyon Springs Seller’s acquisition of the Canyon Springs Real Property, Cascades I Seller’s acquisition of the Cascades I Real Property, Cascades II Seller’s acquisition of the Cascades II Real Property, or Cibolo Canyon Seller’s acquisition of the Cibolo Canyon Real Property;

(iv)        any fixtures, personal property, equipment, trademarks or other intellectual property or other assets which are owned by (A) the supplier or vendor under any Contract, (B) the tenant under any Space Lease and (C) any Property Manager;

(v)         any insurance claims or proceeds arising out of or relating to events that occur prior to the Closing Date subject to the terms of Section 9.2(a);

(vi)        any proprietary or confidential materials (including any materials relating to the background or financial condition of a present or prior direct or indirect partner or member of Sellers or any other “Excluded Materials”, as defined in Schedule B), the internal books and records of Sellers relating, for example, to contributions and distributions prior to the Closing, any software owned or licensed by Sellers, the names “Blackstone”, “LivCor”, “Orion” and “Pegasus”, and any derivations thereof, and any trademarks, trade names, brand marks, brand names, trade dress or logos relating thereto, any development bonds, letters of credit or other collateral held by or posted with any Governmental Authority or other third party with respect to any improvement, subdivision or development obligations concerning the Real Property or any other real property, any items listed on Schedule D, and any other intangible property that is not used exclusively in connection with any of the Real Property;

(vii)       the Existing Management Agreements and the Existing License Agreements; and

(viii)      any Objectionable Contracts terminated effective as of or prior to the Closing Date pursuant to Section 3.4(c).

SECTION 2.2 Purchase Price.

(a)          The consideration to be paid by Buyer to Sellers for the purchase of the Assets shall be an amount equal to One Hundred Eighty-Eight Million Eight Hundred Fifty Thousand and No/100 Dollars ($188,850,000.00) (the “Purchase Price”), which shall be allocated among each individual Asset as set forth on Schedule 2.2(a) hereto. For each Asset, the allocable amount on Schedule 2.2(a) hereto is herein called the “Allocable Purchase Price” for such Asset. Such allocation shall apply for all purposes under this Agreement. The Purchase Price shall be paid by Buyer to Sellers on the Closing Date as follows:

(i)          Within two (2) Business Days after the Effective Date, Buyer shall deliver to First American Title Insurance Company, located at 30 North LaSalle Street, Suite 2700 Chicago, Illinois 60602, Attention: Deanna Wilkie (Telephone: (312) 917-7238, E-Mail dawilkie@firstam.com, as escrow agent (in such capacity, “Escrow Agent”), cash in an amount equal to Three Million and No/100 Dollars ($3,000,000.00) (together with all accrued interest thereon, the “Initial Earnest Money”) in immediately available funds by wire transfer to the Earnest Money Escrow Account. If the Initial Earnest Money is not deposited by Buyer as and when due and payable hereunder, Sellers shall have the right in Sellers’ sole and absolute discretion to terminate this Agreement by written notice to Buyer and Escrow Agent, whereupon no party shall have any further rights or obligations hereunder except for those that expressly survive the termination of this Agreement.

22

(ii)         On or prior to the expiration of the Due Diligence Period, Buyer shall have the right to terminate this Agreement and receive a return of the Earnest Money by delivering a Diligence Notice pursuant to the requirements of Section 7.2(a)(i) of this Agreement.

(iii)        On or prior to the Closing, Buyer shall deposit with the Escrow Agent, by wire transfer of immediately available funds (through the escrow described in Section 2.3) as and when provided in Section 6.1, the Purchase Price, as adjusted by the application of the Earnest Money, by acquiring the Assets subject to the Existing Loans (if and only if the Loan Assumption occurs as provided in this Agreement), and by the adjustments, prorations and credits provided herein. The amount to be paid under this Section 2.2(a)(iii) is referred to herein as the “Closing Funds”.

(b)          Upon delivery by Buyer to Escrow Agent, the Earnest Money will be deposited by Escrow Agent in the Earnest Money Escrow Account, and shall be held in escrow in accordance with the provisions of Section 14.5. All interest earned on the Earnest Money while held by Escrow Agent shall be paid to the party to whom the Earnest Money is paid, except that if the Closing occurs, Buyer shall receive a credit against the Purchase Price for such interest in accordance with the terms of this Agreement.

(c)          Notwithstanding any other provision of this Agreement to the contrary, in the event this Agreement is terminated by any party prior to the Closing (as hereinafter defined) pursuant to any right to do so in this Agreement, or, if not so terminated, at the Closing, One Hundred Dollars ($100.00) (“Independent Contract Consideration”) of the Earnest Money shall be paid to Sellers, which amount the parties bargained for and agreed to as consideration for Buyer’s right to inspect and purchase the Real Property pursuant to this Agreement and for Sellers’ execution, delivery and performance of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, is nonrefundable, and it is fully earned and shall be retained by Sellers notwithstanding any other provision of this Agreement, provided, the Independent Contract Consideration shall be applied as a credit to the Purchase Price at Closing.

(d)          No adjustment shall be made to the Purchase Price except as explicitly set forth in this Agreement.

23

SECTION 2.3 Closing Procedure; Loan Assumption.

(a)          Closing Extensions. The closing of the sale and purchase of the Assets (the “Closing”) shall take place on the Closing Date, and Buyer shall be required to deposit the Closing Funds with Escrow Agent on or prior to (i) if the Loan Assumption is not to occur at the Closing with respect to any Asset, 12:00 noon (Central Time) (or, provided that Existing Lender has informed Sellers prior to 12:00 noon (Central Time) that it has approved such later time for each Existing Loan, such later time on the same day that will permit Escrow Agent to timely wire the appropriate portion of the Purchase Price to Existing Lender to pay off each applicable Existing Loan and Existing Lender will accept such payment and credit the applicable Seller with respect to the applicable Existing Loan with having paid off such Existing Loan on such day without the requirement that such Seller pay any additional interest or charge for any period beyond the Closing Date which such Seller would not have otherwise had to pay had Buyer deposited such funds on or prior to 12:00 noon (Central time)) (the “Loan Pay-Off Wire Deadline”) on the Closing Date, or (ii) if the Loan Assumption is to occur at the Closing with respect to all Assets, 3:00 p.m. (Central Time) on the Closing Date (the applicable deadline in clause (i) or clause (ii) being referred to herein as the “Applicable Closing Deadline”). For the avoidance of doubt, there shall be a single Closing with respect to all Assets and in no event shall there be multiple Closings at different times. Time shall be of the essence with respect to Buyer’s obligations under this Agreement (subject to such adjournments of the Closing Date as are expressly permitted hereunder). If and only if no Loan Assumption will occur at the Closing, then the following provisions shall apply: (1) The parties shall “pre-close” the transaction on the date which is two (2) Business Days prior to the Closing Date by delivering to Escrow Agent their respective Closing Documents pursuant to the terms of Article 6; (2) such Closing Documents shall be prepared on the basis of a Closing that takes place one (1) Business Day prior to the actual Closing Date; (3) Buyer shall endeavor to have the Closing Funds deposited with Escrow Holder on or prior to the Loan Pay-Off Wire Deadline on the date which is one (1) Business Day prior to the actual Closing Date; (4) if Buyer deposits the Closing Funds with Escrow Agent on or prior to the Loan Pay-Off Wire Deadline on the date which is one (1) Business Day prior to the actual Closing Date, then, notwithstanding anything to the contrary contained in this Agreement, and subject to the satisfaction of all other conditions to Closing set forth in this Agreement, the Closing shall take place on the date which is one (1) Business Day prior to the actual Closing Date, which earlier date shall for all purposes thereafter be deemed to be the Closing Date; and (5) if Buyer does not deposit the Closing Funds with Escrow Agent on or prior to the Loan Pay-Off Wire Deadline on the date which is one (1) Business Day prior to the actual Closing Date, then (i) Buyer shall not be deemed to be in default under this Agreement, (ii) Buyer shall be required to deposit the Closing Funds with Escrow Agent on or prior to the Loan Pay-Off Wire Deadline on the actual Closing Date, (iii) the parties shall promptly make any necessary revisions to the Closing Documents to reflect a Closing that takes place on the actual Closing Date, and (iv) subject to the satisfaction of all other conditions to Closing set forth in this Agreement, the Closing shall take place on the actual Closing Date.

(b)          Closing. Subject to the terms of Section 2.3(a), the Closing shall be held on the Closing Date not later than the Applicable Closing Deadline by mutually acceptable escrow arrangements. There shall be no requirement that Sellers and Buyer physically attend the Closing, and all funds and documents to be delivered at the Closing shall be delivered to the Escrow Agent unless the parties hereto mutually agree otherwise. Buyer and Sellers hereby authorize their respective attorneys to execute and deliver to the Escrow Agent any additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and facilitate the closing of the transactions contemplated hereby, provided, however, that such instructions are consistent with and merely supplement this Agreement and shall not in any way modify, amend or supersede this Agreement.

(c)          Closing Date. As used in this Agreement, “Closing Date” means April 10, 2017 (such date being referred to herein as the “Initially-Scheduled Closing Date”), subject to such extensions or adjournments thereof as expressly provided in this Agreement.

24

(d)          Loan Assumption Process and Terms. In connection with any Loan Assumption, Buyer and Seller hereby agree as follows:

(i)          No later than five (5) Business Days after the Effective Date, Sellers shall deliver to Buyer the Loan Assumption Application. Within ten (10) days after the later to occur of the Effective Date or the date that Sellers shall have delivered to Buyer a loan assumption application or applications for the transfer and assumption of the Existing Loans (individually and collectively as the context may require, the “Loan Assumption Application”) in the form required by the Existing Lender or its servicer, Buyer shall deliver each completed Loan Assumption Application to the Existing Lender or such servicer, together with all other information and underlying documentation required by Existing Lender or its servicer pursuant to such Loan Assumption Application including financial statements of Buyer, its principals and any “Substitute Liable Parties” (defined below); provided, however, if any such information or documentation is not available within such 10-day period, Buyer shall proceed with reasonable diligence to prepare, obtain and submit same. Prior to the Closing Date, Sellers shall reasonably cooperate with Buyer in good faith, at no material out-of-pocket cost to Sellers and without subjecting Sellers or their Affiliates to any additional liability, in connection the Loan Assumption, and to promptly provide any information regarding the same that Existing Lender under the terms of the Existing Loan Documents may reasonably request. Without limitation on the foregoing, prior to the Closing Date: (a) Buyer shall use commercially reasonable efforts to satisfy any rating agency requirements under the Existing Loan Documents, including receipt of confirmation from the applicable rating agencies (to the extent required by Existing Lender) that the assumption of the Existing Loans by Buyer will not result in an adverse change in the rating of any securities issued in connection with the Existing Loans; (b) Buyer may be required to (and shall, if required by the terms of the Existing Loan Documents or if otherwise reasonably required by Existing Lender) provide one or more non-consolidation opinions and satisfy commercially reasonable special purpose entity and non-consolidation requirements; (c) Buyer shall use commercially reasonable efforts to satisfy any Existing Lender requirements which are usual and customary, and to satisfy all conditions thereto; (d) Buyer and such other Buyer Affiliates as Existing Lender may request (the “Substitute Liable Parties”) shall execute and deliver such documents as Existing Lender may reasonably request including certificates, assumption agreements and agreements similar to each existing guaranty or environmental indemnity described in the Existing Loan Documents Schedule; and (e) Buyer shall not itself require any material modifications to the Existing Loan Documents, except for such modifications as are usually and customarily obtained by Buyer or Bluerock, or Affiliates of Buyer or Bluerock, from Existing Lender in connection with similarly structured transactions (the “Buyer Modifications”).

25

(ii)         Prior to the Closing Date, unless Buyer shall have elected, in its sole discretion, to forgo one or more Loan Assumption(s) and shall have provided written notice to Sellers of such election(s) identifying the relevant Existing Loan(s) to be prepaid (the “Loan Assumption Rejection Notice”) at least thirty (30) days prior to the Closing Date, Buyer shall diligently pursue the written consent of Existing Lender to each Loan Assumption and any other required parties necessary to consummate the loan assumption transactions contemplated herein (individually and collectively as the context may require, the “Lender Consent”) under terms that, subject to the Buyer Modifications: (i) are consistent with the existing terms of the Existing Loan Documents; (ii) do not impose on Buyer any material obligations or liabilities in excess of those under the Existing Loan Documents and/or which relate to the period prior to the Closing Date; and (iii) do not impose on Buyer any material adverse change in the terms of the Existing Loans. The Lender Consent shall also include Existing Lender’s approval of the final forms of documents relating to the applicable Loan Assumption. In addition, Buyer shall, from time to time, keep Sellers reasonably informed of Buyer’s efforts to obtain the Loan Assumption(s) or any other debt financing (including status updates concerning discussions with Existing Lender or any other lender). Receipt of Lender Consent for each Existing Loan (other than any Existing Loan for which Buyer has delivered a Loan Assumption Rejection Notice or New Financing Notice) on or as of the Closing Date shall be a condition precedent to Buyer’s obligation to close the transaction contemplated by this Agreement; provided, however, that if this Agreement terminates or is terminated as a result of the failure of such condition precedent, any Non-Refundable Portion of the Earnest Money (calculated as of the date of such termination) shall be immediately delivered by Escrow Agent to Seller, Seller shall be entitled to receive and retain the same, and the balance of the Earnest Money shall be immediately delivered to Buyer. If Buyer in its good faith discretion determines that any Lender Consent will not be received on or prior to the Initially-Scheduled Closing Date, then Buyer shall have the right to terminate this Agreement on or prior to the Initially-Scheduled Closing Date by delivering written notice of such termination to Sellers no later than 5:00 p.m. (Central Time) on the Initially-Scheduled Closing Date, in which event the Earnest Money shall be returned to Buyer and no party shall have any further rights or obligations hereunder except for those that expressly survive the termination of this Agreement. If, at any time after the Initially-Scheduled Closing Date, Existing Lender advises any Seller or Buyer in writing (via email or otherwise) that Existing Lender will not give any Lender Consent on or prior to the then-scheduled Closing Date, then Buyer shall have the right to terminate this Agreement prior to the then-scheduled Closing by delivering written notice of such termination to Sellers, in which event any Non-Refundable Portion of the Earnest Money (calculated as of the date of such termination) shall be immediately delivered by Escrow Agent to Seller, Seller shall be entitled to receive and retain the same, the balance of the Earnest Money shall be immediately delivered to Buyer and no party shall have any further rights or obligations hereunder except for those that expressly survive the termination of this Agreement.

(iii)        Buyer shall be responsible for and promptly pay any and all fees and reimbursements (including Existing Lender’s or its servicer’s attorneys’ fees, title insurance premiums, documentation costs and fees associated with Existing Lender’s underwriting of Buyer) and expenses and charges required in connection with the Loan Assumption and which are paid or payable to Existing Lender or any rating agencies in connection with the assumption or the negotiation or entering into of the Loan Assumption documents, including the nonrefundable loan assumption/transfer application fee (including any applicable “Transfer Fee” or “Review Fee”, as defined in each “Multifamily Loan and Security Agreement” described on Schedule C hereto), regardless of whether this Agreement is terminated or any Loan Assumption is consummated. Each Seller shall be responsible for its own attorneys’ fees related to the applicable Loan Assumption. Notwithstanding the foregoing, neither Sellers nor Buyer shall be required to pay down any outstanding principal amount of any Existing Loan as a condition to the consummation of any Loan Assumption.

(iv)        At the Closing, provided that the applicable Loan Assumption occurs, each Seller shall assign to Buyer (if and to the extent assignable) and, if assigned, receive a credit for the then current balances held in escrow by or on behalf of Existing Lender, which may include escrows for taxes, insurance, replacement reserves, operating deficits and/or working capital reserves in connection with the applicable Existing Loan (the “Existing Loan Deposits”).

26

(v)         Prior to the Closing, the parties shall use commercially reasonable efforts (at no cost, expense or additional liability to Buyer or any Substitute Liable Party) to cause Sellers and any named Seller Affiliate that is an obligor with respect to the Existing Loan Documents to be released from all obligations and liabilities under the Existing Loan Documents which arise from and after the Closing Date (the “Seller Released Obligations”) by obtaining releases in a form consistent with releases that are usually and customarily obtained by Sellers’ Affiliates from Existing Lender in connection with similarly structured transactions (collectively, the “Seller Releases”). Receipt of the Seller Releases at or prior to the Closing shall not be a condition precedent to Sellers’ obligation to close the transaction contemplated hereby. If any such Seller Release is not obtained prior to the Closing and the applicable Loan Assumption occurs, then the Buyer which acquires title to the applicable Property (or any part thereof) at Closing shall indemnify, defend and hold harmless each applicable Seller and each of its Affiliates from any and all claim, liability, damage, loss, cost or expense (including reasonable attorneys’ fees) actually incurred by such Seller or its Affiliates relating to any obligation or liability to the extent attributable to the breach or failure to perform by the applicable Buyer, any applicable Substitute Liable Parties or their respective employees, agents or Affiliates of any Seller Released Obligations arising on or after the Closing Date. For purposes of clarification, the parties acknowledge and agree that the foregoing indemnity shall not apply to any obligations or liabilities of any Seller or any of its Affiliates under the Existing Loan Documents that (i) are not Seller Released Obligations and (ii) either such Seller or any of its Affiliates would have continued to be liable for even if the Seller Releases were to have been obtained (e.g., liabilities for the presence of any Hazardous Materials at the Property prior to the Closing as and to the extent provided in the Existing Loan Documents). Notwithstanding anything to the contrary contained in this Agreement, such indemnity shall survive the Closing indefinitely.

(vi)        If and only if the applicable Loan Assumption occurs at the Closing, then a portion of the Purchase Price for the Assets equal to the aggregate outstanding principal balance of the applicable Existing Loans on the Closing Date shall be credited against the Purchase Price and deemed paid at Closing by Buyer’s assumption (the “Loan Assumption”) of the applicable borrower’s obligations under the Existing Loan Documents which arise from and after the Closing; provided, however, that the foregoing shall not apply, and the applicable Loan Assumption shall not occur, if the applicable Lender Consent is not received on or prior to the Closing Date or in the event Buyer elects, in its sole discretion, to forgo the applicable Loan Assumption by delivery of a Loan Assumption Rejection Notice with respect to the applicable Existing Loan(s) in accordance with Section 2.3(d)(ii) or the New Financing Notice referenced in Section 2.3(f). Notwithstanding anything to the contrary herein, if any applicable Lender Consent is not received on or before the Closing Date or if Buyer elects, in its sole discretion, to forgo the applicable Loan Assumption by delivery of a Loan Assumption Rejection Notice for any Asset in accordance with Section 2.3(d)(ii) or the New Financing Notice referenced in Section 2.3(f), then (i) the applicable Loan Assumption shall not occur, the parties shall no longer pursue the same, and shall proceed with the Closing without reference to the applicable Loan Assumption (but subject to the other terms and conditions of this Agreement); (ii) the Closing Date shall be as set forth in Section 2.3(c); (iii) except as expressly provided in Section 2.3(d)(ii), receipt of the applicable Lender Consent (i.e., with respect to any Asset as to which Buyer has given a Loan Assumption Rejection Notice in accordance with Section 2.3(d)(ii) or the New Financing Notice referenced in Section 2.3(f)) shall not be a condition precedent to either Buyer’s or Sellers’ obligations to proceed with the Closing; (iv) Sellers shall take such actions with respect to the applicable Existing Loan Exceptions as are required pursuant to Section 8.3(a), provided that, Buyer shall be responsible for the payment of (and shall pay) any applicable prepayment penalty or premium in connection with any prepayment of any Existing Loan at the Closing; and (v) Buyer shall be responsible for obtaining any other financing that Buyer desires (other than the Loan Assumption), but obtaining such other financing shall not be a condition precedent to Buyer’s obligation to proceed with the Closing.

27

(e)          Buyer Extension Options. Buyer shall have the right to extend the Closing Date up to two (2) consecutive times for a period of up to thirty (30) days each, upon Buyer’s satisfaction of the following conditions precedent to each such Closing Date extension: (i) Buyer shall not then be in material default under this Agreement; (ii) Buyer shall have given Sellers and Escrow Agent written notice of Buyer’s election to so extend the Closing Date (each a “Buyer Closing Extension Notice”) not later than 5:00 p.m. (Central Time) on the date that is five (5) Business Days prior to the then-scheduled Closing Date, which notice shall identify the exact date to which the Closing Date is being extended; and (iii) Buyer shall have delivered the applicable Extension Earnest Money to Escrow Agent by wire transfer of immediately available federal funds within one (1) Business Day after Buyer’s delivery of the applicable Buyer Closing Extension Notice; provided, however, that, in no event shall Buyer have the right to deliver (x) any Buyer Closing Extension Notice at any time after receipt of the last outstanding Lender Consent, or (y) more than one (1) Buyer Closing Extension Notice at any time after Buyer’s delivery of a Loan Assumption Rejection Notice or a New Financing Notice with respect to the last outstanding Lender Consent or at any time after Existing Lender advises any Seller or Buyer in writing (via email or otherwise) that Existing Lender will not give the Lender Consent with respect to the last outstanding Lender Consent. Upon Escrow Agent’s receipt of any portion of the Extension Earnest Money, such Extension Earnest Money shall become a portion of the Earnest Money and shall be nonrefundable to Buyer except as otherwise expressly provided in this Agreement.

(f)          Sellers Extension Options. Notwithstanding the foregoing:

(i)          If (A) any Loan Assumption is not to occur at the Closing, (B) the Closing Date is scheduled to occur on a date that is not the last Business Day of a month, and (C) provided that Seller shall have requested Existing Lender’s approval to prepay the Existing Loans on the then-scheduled Closing Date, and despite such request, the Existing Lender does not provide such approval and any Existing Loan may only be prepaid on the last Business Day of a month, then Sellers shall have the right to extend the Closing Date by up to thirty (30) days in order to accommodate the timing for prepayment of any Existing Loan so long as Sellers give Buyer written notice of such extension no later than (x) 5:00 p.m. (Central Time) on the date that is three (3) Business Days after the date upon which Buyer delivers to Sellers either the Loan Assumption Rejection Notice or written notice that Buyer has obtained alternative financing and has elected, in its sole discretion, to forgo the Loan Assumption (the “New Financing Notice”), or (y) if no Loan Assumption Rejection Notice or New Financing Notice is given by Buyer to Sellers prior to the then-scheduled Closing, then at any time prior to the then-scheduled Closing; and

(ii)         in addition to (and without limitation of) Sellers’ extension rights under clause (i) above, if (A) any Loan Assumption is not to occur at the Closing, and (B) Buyer has not provided a Loan Assumption Rejection Notice at least thirty (30) days prior to the then-scheduled Closing Date, then Sellers shall have the right to extend the Closing Date by up to thirty (30) days to the extent necessary to provide a timely prepayment notice for prepayment of any Existing Loan so long as Sellers give Buyer written notice of such extension at any time prior to the earlier to occur of (x) three (3) Business Days after Buyer delivers the New Financing Notice to Sellers, and (y) the then-scheduled Closing.

28

(g)          Payments to Sellers. All amounts payable to Sellers under this Agreement, including the Earnest Money and the Purchase Price, shall be paid at the Closing to Sellers in accordance with their joint written instructions.

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLERS

SECTION 3.1 General Seller Representations and Warranties. Subject to the information disclosed in the Asset File, each Seller hereby represents and warrants to Buyer as follows with respect to itself or its Asset:

(a)          Formation; Existence. Such Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing in the State of Texas.

(b)          Power and Authority. Such Seller has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the sale of its Asset and the consummation of the transactions provided for in this Agreement have been duly authorized by all necessary action on its part. This Agreement has been duly executed and delivered by such Seller and constitutes such Seller’s legal, valid and binding obligation, enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity).

(c)          No Consents. Except for the Lender Consent in connection with the Loan Assumption, no consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other Governmental Authority is required to be obtained or made in connection with the execution, delivery and performance of this Agreement by such Seller or any of such Seller’s obligations in connection with the transactions required or contemplated hereby, except as shown on Schedule 3.1(c).

(d)          No Conflicts. Such Seller’s execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the sale of such Seller’s Asset, will not (i) conflict with or result in any violation of its organizational documents, (ii) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Seller is a party in its individual capacity or which binds its Asset, or (iii) violate any Applicable Law relating to such Seller or its assets or properties except, in each case, for any conflict or violation which will not materially adversely affect (A) such Seller’s ability to consummate the transactions contemplated by this Agreement, (B) such Seller’s interest in its applicable Asset or (C) the operation of such Seller’s Asset.

(e)          Foreign Person. Such Seller is not a “foreign person” as defined in Internal Revenue Code Section 1445 and the regulations issued thereunder.

29

(f)          Bankruptcy. Such Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of such Seller’s assets, which remains pending or (iv) suffered the attachment or other judicial seizure of all, or substantially all of such Seller’s assets, which remains pending.

(g)          Anti-Terrorism Laws.

(i)          None of such Seller or, to such Seller’s Knowledge, its Affiliates, officers, directors, partners or members, is in violation of, has been charged with or is under indictment for the violation of, or has pled guilty to or been found guilty of the violation of, any Laws relating to anti-corruption, anti-bribery, terrorism, money laundering, drug-trafficking or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56, as amended, and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) (the “Executive Order”) (collectively, the “Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws”).

(ii)         None of such Seller or, to such Seller’s Knowledge, its Affiliates, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any relevant lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, all as may be amended from time to time.

(iii)        Neither such Seller, nor any person controlling or controlled by such Seller, is a country, territory, individual or entity named on a Government List, and the monies used in connection with this Agreement and amounts committed with respect thereto, were not and are not derived from any activities that contravene any of the Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws or any other anti-money laundering or anti-bribery Applicable Laws (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7)).

(iv)        Such Seller is not engaging in the transactions contemplated hereunder, directly or indirectly, in violation of any Applicable Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or drug trafficking. None of the funds of such Seller have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in such Seller is prohibited by Applicable Laws or that the transactions contemplated hereunder by Sellers or this Agreement is or will be in violation by Sellers of Applicable Laws.

(h)          No Litigation. Except as may be disclosed on Schedule 3.1(h) attached hereto, no action, suit, governmental investigation or other proceeding (including, but not limited to, any condemnation action or real estate tax appeal) is pending or, to such Seller’s Knowledge, has been threatened in writing that concerns or involves its Asset or such Seller.

30

(i)           No Violations of Law. Except as set forth on Schedule 3.1(i), such Seller has not received written notice from any Governmental Authority of any violation of or non-compliance with, any Applicable Law affecting its Asset or any portion thereof, nor any written notice from any insurance company requesting the performance of any work or alteration in respect of its Asset, which are unresolved.

(j)           Employees. Such Seller does not have any employees.

(k)          Existing Loans. There are no documents evidencing, securing or otherwise governing the Existing Loan to which such Seller is a party other than the Existing Loan Documents with respect to such Existing Loan described on the Existing Loan Documents Schedule. All of such Existing Loan Documents are in full force and effect and none of them have been materially amended except as set forth in the Existing Loan Documents Schedule. Sellers have delivered or made available to Buyer true, correct and complete copies of such Existing Loan Documents and all modifications and amendments thereto (it being acknowledged that such delivery or availability shall include any documents delivered, either physically or electronically, to Buyer or its representatives by any Seller or made available to Buyer or its representatives at the Real Property or through an on-line virtual data website). The outstanding principal balance of such Existing Loan as of the Effective Date is not greater than the respective amounts listed on Schedule 3.1(k) attached hereto. To such Seller’s Knowledge, neither such Seller nor any other party to such Existing Loan Documents is in monetary default and there are no outstanding written notices of any non-monetary default or acceleration under the Existing Loan Documents. Notwithstanding anything to the contrary contained herein, the representations and warranties contained in this subsection with respect to a particular Existing Loan shall terminate and shall have no further force or effect if the Loan Assumption with respect to such Existing Loan will not occur at the Closing.

(l)           Contracts. To such Seller’s Knowledge, (i) except for the Contracts with respect to such Seller’s Asset listed on Schedules 3.1(l), there are no other Contracts with respect to such Seller’s Asset, and (ii) except as disclosed in the Asset File, such Seller has not received any written notice asserting that any party to a Contract is in default under such Contract that remains uncured.

(m)         Rent Roll. To such Seller’s Knowledge as of the Effective Date, (a) the rent rolls attached hereto as a portion of Schedule 3.1(m) (individually and collectively as the context requires, the “Rent Roll”) are true and correct in all material respects as of the date stated therein (except for the exclusion of the M Spa Lease and the Rose Spa Lease), and (b) except for Rose Spa’s failure to make payments due under the Rose Spa Lease for the period from July 15, 2014 through the Effective Date, there are no defaults under the M Spa Lease or the Rose Spa Lease that remain uncured. As of the Effective Date, the landlord is not holding any reserve funds under the M Spa Lease or the Rose Spa Lease and to the extent Sellers receive any such reserve funds after the Effective Date, Buyer shall receive a credit at Closing in an amount equal to any such reserve funds that have not been applied by the applicable Seller in accordance with the applicable Lease. At Closing, such Seller shall deliver to Buyer an updated Rent Roll with respect to such Seller’s Asset (except for the exclusion of the M Spa Lease and the Rose Spa Lease), dated within five (5) Business Days of Closing and, to such Seller’s Knowledge, such Rent Roll shall be true and correct in all material respects as of such date (except for the exclusion of the M Spa Lease and the Rose Spa Lease).

31

(n)          Operating Statements. The information with respect to such Seller’s Asset contained in the Operating Statements is used by such Seller to manage its investment in its Asset.

(o)          Sellers Knowledge Individual. Ralph Pickett is an individual affiliated with each Seller or its Affiliates who has been materially involved in the asset management of the Real Property and in negotiation of the transactions contemplated by this Agreement and is in a position to confirm the truth and accuracy of Sellers’ Knowledge representations hereunder concerning the Real Property.

SECTION 3.2 [Intentionally Omitted].

SECTION 3.3 Amendments to Schedules, Limitations on Representations and Warranties of Sellers.

(a)          Each Seller shall have the right to amend and supplement the schedules to this Agreement from time to time prior to the Closing by providing a written copy of such amendment or supplement to Buyer; provided, however, that any amendment or supplement to the schedules to this Agreement shall have no effect for the purposes of determining whether Section 5.2(a) has been satisfied, but shall have effect only for the purposes of limiting the defense and indemnification obligations of Seller for the inaccuracy or untruth of the representation or warranty qualified by such amendment or supplement following the Closing.

(b)          Notwithstanding anything in this Agreement to the contrary, if the representations and warranties relating to the Rent Roll set forth in Section 3.1 and the status of the tenants thereunder were true and correct in all material respects as of the Effective Date, no change in circumstances or status of such tenants (e.g., defaults, bankruptcies, below market status or other adverse matters relating to such tenants or a tenant’s exercise following the Effective Date of any contractual termination rights not caused by the actions of Seller) occurring after the Effective Date shall permit Buyer to terminate this Agreement or constitute grounds for Buyer’s failure to close or otherwise constitute a breach of any representation or warranty by any Seller.

SECTION 3.4 Covenants of Sellers Prior to Closing.

(a)          From the Effective Date until the Closing or earlier termination of this Agreement, each Seller or such Seller’s agents shall:

(i)          Operation. Operate and maintain such Seller’s Asset substantially in accordance with such Seller’s past practices with respect to such Asset (including entering into new Space Leases), except that such Seller shall not be required to make any capital improvements or replacements to such Real Property.

(ii)         Litigation. Advise Buyer promptly of any written notices of Violation, litigation, arbitration proceeding or administrative hearing (including condemnation) before any governmental agency which affects such Seller’s Asset in any material respect, which is instituted after the Effective Date and which, if adversely determined, would materially adversely affect (i) such Seller’s ability to consummate the transactions contemplated by this Agreement, (ii) the ownership of such Seller’s Asset or (iii) the operation of such Seller’s Real Property.

32

(iii)        Insurance. Keep such Seller’s Asset insured against fire and other hazards in such amounts and under such terms as are substantially consistent with such Seller’s existing insurance program.

(iv)        Performance Under Space Leases. Perform, or cause its agents to perform, in all material respects, all obligations of landlord or lessor under the Space Leases.

(v)         Intentionally Omitted.

(vi)        Taxes, Charges, etc. Continue to pay or cause to be paid in the ordinary course of business all Taxes, utility charges and trade-payables applicable to such Seller’s Asset.

(vii)       Lease. Not grant to any third party any interest in the Assets or any part thereof, except pursuant to any Space Lease that Sellers may enter into after the Effective Date as permitted under this Agreement.

(viii)      Contracts. Not enter into any service or other new contract (or renew any existing Contracts) that cannot be terminated with thirty (30) days’ or less notice without liability, including, without limitation, a termination fee or similar payment, on or after the Closing Date.

(ix)         Asset-Related Property. Such Seller shall not sell, further pledge, encumber or otherwise transfer or dispose of all or any part of any Asset-Related Property (except for such items of fixtures and tangible personal property as become obsolete or are disposed of in the ordinary course and only if replaced by an item of like quality and functionally unless same is no longer necessary for the operation of the Asset).

(x)          Updated Rent Roll. From time to time, upon written request by Buyer not more often than once weekly, such Seller shall provide to Buyer an updated Rent Roll with respect to such Seller’s Asset, which shall be in substantially the same format as the Rent Roll with respect to such Seller’s Asset attached hereto as Schedule 3.1(m).

(xi)         Updated Operating Statements. From time to time, upon written request by Buyer not more often than once monthly, such Seller shall provide to Buyer updated Operating Statements with respect to such Seller’s Asset when available.

(xii)        Property Management Employees. To the extent that such Seller has consent rights under its Existing Management Agreement with respect to transfers of property management employees, such Seller shall not consent to the transfer by its Property Manager of any property management employees away from its Property prior to Closing unless (x) Buyer consents to such transfer, which consent (1) shall not be unreasonably withheld, conditioned or delayed and (2) will be deemed granted if Buyer fails to respond to such Seller’s request within two (2) Business Days of such Seller’s request, or (y) such transfer by its Property Manager is requested by the applicable property management employee.

(xiii)       Retail Lease Estoppels. Forward upon the written request of Buyer, solely as an accommodation to Buyer, Buyer’s proposed form of tenant estoppel certificate to M Spa and Rose Spa. However, it is expressly understood and agreed that the receipt of an estoppel certificate in any form executed by either tenant shall not be a condition to Buyer’s obligation to proceed with the Closing under this Agreement.

33

(xiv)      Retail Lease SNDAs. Forward upon the written request of Buyer, solely as an accommodation to Buyer, Buyer’s lender’s form of Subordination, Non-Disturbance and Attornment Agreement (if any) to M Spa and Rose Spa. However, it is expressly understood and agreed that the receipt of a Subordination, Non-Disturbance and Attornment Agreement in any form executed by either tenant shall not be a condition to Buyer’s obligation to proceed with the Closing under this Agreement.

(b)          Existing Agreements. Such Seller shall terminate (or cause to be terminated) such Seller’s Existing Management Agreement and Existing License Agreement at or prior to Closing. All termination fees and any other costs and expenses relating to such terminations shall be the responsibility solely of Buyer, and no Seller shall have any responsibility or liability therefor.

(c)          Assumed Contracts. If Buyer delivers a written notice of objection to any Assumed Contract prior to the expiration of the Due Diligence Period, then, to the extent a termination right in favor of the applicable Seller is provided for in such Assumed Contract, or if such Assumed Contract does not prohibit termination, the applicable Seller shall instruct its Property Manager to promptly following the expiration of the Due Diligence Period provide a notice of termination to the vendor thereunder with respect to each such Assumed Contract to which Buyer has timely objected (collectively, the “Objectionable Contracts”); provided, however, that (i) Buyer may not object to any of the Cable Contracts or any other Assumed Contract marked “must assume” on Schedules 3.1(l)-1 through 3.1(l)-5 and shall assume the same at Closing pursuant to the applicable Assignment of Contracts; (ii) Seller shall have no obligation to terminate any Contract, which by its terms is not terminable or which cannot be terminated without payment of an express termination fee or penalty unless Buyer agrees in writing to pay such termination fee or penalty; (iii) if the termination of any Objectionable Contract cannot be made effective upon the Closing Date (Seller not being obligated to pay any money to accomplish such termination), then such Objectionable Contract shall be assumed by Buyer at Closing pursuant to the applicable Assignment of Contracts (together with all Assumed Contracts with respect to the applicable Asset that do not constitute Objectionable Contracts) for the remaining period of such Assumed Contract until its effective date of termination, and (iv) Buyer shall be responsible for any termination fees payable with respect to the termination of any Objectionable Contracts. Notwithstanding the foregoing, Buyer shall not be required or entitled to assume any Assumed Contract that, by its terms, may not be assigned to and assumed by Buyer without the consent of a third party, unless such third party’s written consent is actually obtained at or before the Closing. All Contracts that Buyer is required to assume hereunder are collectively referred to herein as the “Assumed Contracts”.

(d)          Pre-Closing Work. Sellers covenant that they shall complete (or cause the completion of) the work described on Schedule 3.4(d) in a good and workmanlike manner, free of liens arising therefrom, prior to the Closing, and Sellers shall pay all of the costs of such work.

(e)          M Spa Lease. Promptly following Sellers’ receipt of a written request from Buyer that Sellers terminate the M Spa Lease, which request shall be delivered no earlier than the date of Buyer’s exercise of its second right to extend the Closing Date pursuant to Section 2.3(e) (or Buyer’s earlier waiver of all remaining extension rights under Section 2.3(e) in a writing delivered to Sellers), Canyon Springs Seller shall deliver (or cause to be delivered) to M Spa a notice of termination of the M Spa Lease.

34

(f)          Excluded Assets. Nothing in this Section 3.4 shall restrict any Seller’s rights with respect to any Excluded Asset or give Buyer any approval, consent or other rights with respect thereto.

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

SECTION 4.1 Representations and Warranties of Buyer. Buyer hereby represents and warrants to Sellers as follows:

(a)          Formation; Existence. Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b)          Power; Authority. Buyer has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the purchase of the Assets and the consummation of the transactions provided for herein have been duly authorized by all necessary action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity).

(c)          No Consents. Except for the Lender Consent in connection with the Loan Assumption, no consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other Governmental Authority, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement by Buyer or any of Buyer’s obligations in connection with the transactions required or contemplated hereby.

(d)          No Conflicts. Buyer’s execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the purchase of the Assets, will not (i) conflict with or result in any violation of its organizational documents, (ii) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Buyer is a party in its individual capacity, or (iii) violate any Applicable Law relating to Buyer or its assets or properties, except, in each case, for any conflict or violation which will not materially adversely affect Buyer’s ability to consummate the transactions contemplated by this Agreement.

(e)          Bankruptcy. Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Buyer’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer’s assets, which remains pending, or (iv) suffered the attachment or other judicial seizure of all, or substantially all of Buyer’s assets, which remains pending.

35

(f)          Anti-Terrorism Laws.

(i)          Neither Buyer nor, to Buyer’s knowledge, its Affiliates, officers, directors, partners or members, is in violation of, has been charged with or is under indictment for the violation of, or has pled guilty to or been found guilty of the violation of, any Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws.

(ii)         None of Buyer or, to Buyer’s knowledge, its Affiliates, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any relevant lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, all as may be amended from time to time.

(iii)        Neither Buyer, nor any person controlling or controlled by Buyer, is a country, territory, individual or entity named on a Government List, and the monies used in connection with this Agreement and amounts committed with respect thereto, were not and are not derived from any activities that contravene any of the Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws or any other anti-money laundering or anti-bribery Applicable Laws and regulations (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7)).

(iv)        Buyer is not engaging in the transactions contemplated hereunder, directly or indirectly, in violation of any Applicable Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or drug trafficking. None of the funds of Buyer have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in Buyer is prohibited by Applicable Laws or that the transactions contemplated hereunder or this Agreement is or will be in violation of Applicable Laws.

SECTION 4.2 Covenants of Buyer.

(a) Assumed Contracts. Buyer shall assume as of the Closing (i) all Crown Ridge Contracts listed on Schedule 3.1(l)-1, including the Crown Ridge Cable Contract (collectively, the “Crown Ridge Assumed Contracts”) as and to the extent provided in the Crown Ridge Assignment of Contracts, (ii) all Canyon Springs Contracts listed on Schedule 3.1(l)-2, including the Canyon Springs Cable Contract (collectively, the “Canyon Springs Assumed Contracts”) as and to the extent provided in the Canyon Springs Assignment of Contracts, (iii) all Cascades I Contracts listed on Schedule 3.1(l)-3, including the Cascades I Cable Contract (collectively, the “Cascades I Assumed Contracts”) as and to the extent provided in the Cascades I Assignment of Contracts, (iv) all Cascades II Contracts listed on Schedule 3.1(l)-4, including the Cascades II Cable Contract (collectively, the “Cascades II Assumed Contracts”) as and to the extent provided in the Cascades II Assignment of Contracts, and (v) all Cibolo Canyon Contracts listed on Schedule 3.1(l)-5, including the Cibolo Canyon Cable Contract (collectively, the “Cibolo Canyon Assumed Contracts”) as and to the extent provided in the Cibolo Canyon Assignment of Contracts; provided, however, Buyer shall not assume those Assumed Contracts terminated effective as of or prior to the Closing Date pursuant to Section 3.4(c).

36

ARTICLE 5

CONDITIONS PRECEDENT TO CLOSING

SECTION 5.1 Conditions Precedent to Sellers’ Obligations. The obligation of Sellers to consummate the transfer of the Assets to Buyer on the Closing Date is subject to the satisfaction (or waiver by Sellers in writing) as of the Closing of the following conditions; provided, however, if the failure of any such condition is due to a default by Buyer, each Seller shall have the rights and remedies provided in Section 13.1:

(a)          Each of the representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (unless such representation or warranty is made on and as of a specific date, in which case it shall be true and correct in all material respects as of such date).

(b)          Buyer shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by Buyer on or before the Closing.

(c)          No order, injunction, action, suit or other proceeding of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of any Asset or the consummation of any other transaction contemplated hereby.

(d)          No action, suit or other proceeding shall be pending which shall have been brought by a Person (other than Sellers or their Affiliates) to restrain or prohibit the transactions contemplated under this Agreement.

(e)          Sellers or Escrow Agent shall have received all of the documents required to be delivered by Buyer under Section 6.1.

(f)          Sellers or Escrow Agent shall have received the Purchase Price in accordance with Section 2.2 and all other amounts due to Sellers hereunder.

SECTION 5.2 Conditions Precedent to Buyer’s Obligations. The obligation of Buyer to purchase and pay for the Assets is subject to the satisfaction (or waiver by Buyer in writing) as of the Closing of the following conditions; provided, however, if the failure of any such condition is due to a default by any Seller, Buyer shall have the right and remedies provided in Section 13.2:

(a)          Each of the representations and warranties made by Sellers in this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (unless such representation or warranty is made on and as of a specific date, in which case it shall be true and correct in all material respects as of such date), excluding, however, any inaccuracies or changes in the representations and warranties made by Sellers resulting from any action, condition or matter that is (1) expressly permitted or contemplated by the terms of this Agreement, or (2) actually known to Buyer or its Affiliates prior to the expiration of the Due Diligence Period. Without limitation on the foregoing, in the event that the closing certificate (the “Seller Closing Certificate”) in the form attached hereto as Exhibit H to be delivered by Sellers at Closing shall disclose any material adverse changes in the representations and warranties of Sellers under this Agreement that are not otherwise permitted or contemplated by the terms of this Agreement or actually known to Buyer or its Affiliates prior to the expiration of the Due Diligence Period, then Buyer shall have the right to terminate this Agreement by written notice delivered to Sellers prior to the Closing and, in connection with any such termination, Buyer shall be entitled to a return of the Earnest Money (less the Independent Contract Consideration, which shall be paid to Sellers), and Sellers and Buyer shall be released from further obligation or liability hereunder (except for those obligations and liabilities which expressly survive such termination).

37

(b)          Sellers shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by Sellers on or before the Closing.

(c)          No order, injunction, action, suit or other proceeding of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the Assets or the consummation of any other transaction contemplated hereby.

(d)          No action, suit or other proceeding shall be pending which shall have been brought by a Person (other than Buyer or its Affiliates) to restrain or prohibit the transactions contemplated under this Agreement.

(e)          Each Seller’s interest in its Real Property shall be delivered to Buyer in the manner required under Article 8 and the Title Company shall have irrevocably committed to issue the Title Policy to Buyer (subject to the payment of any premium therefor).

(f)          Buyer or Escrow Agent shall have received all of the documents required to be delivered by Seller under Section 6.2.

(g)          Receipt of Lender Consent for each Existing Loan (other than any Existing Loan for which Buyer has delivered a Loan Assumption Rejection Notice or New Financing Notice) pursuant to Section 2.3(d)(ii).

SECTION 5.3 Waiver of Conditions Precedent. The occurrence of the Closing shall constitute conclusive evidence that Sellers and Buyer have respectively waived any conditions which are not satisfied as of the Closing. Notwithstanding anything to the contrary contained in this Agreement, any right of Buyer or Sellers to terminate this Agreement may be exercised only as to this Agreement (and all of the Properties) in its entirety, and in no event may a party terminate this Agreement only as to certain Properties.

SECTION 5.4 Failure of Conditions Precedent. In the event that any condition precedent to Closing has not been satisfied on or before the Closing Date, then the party whose condition to Closing has not been satisfied shall have the right to terminate this Agreement by written notice delivered to the other party prior to Closing and, in connection with any such termination, Buyer shall be entitled to a return of the Earnest Money (less the Independent Contract Consideration and, if applicable pursuant to Section 2.3(d)(ii), any Non-Refundable Portion of the Earnest Money calculated as of the date of termination of this Agreement, which shall be paid to Sellers), and Sellers and Buyer shall be released from further obligation or liability hereunder (except for those obligations and liabilities which expressly survive termination); provided, however, nothing herein shall be deemed to constitute a waiver of any right or remedy which the parties may have under Article 13.

38

ARTICLE 6

CLOSING DELIVERIES

SECTION 6.1 Buyer Closing Deliveries. Buyer shall deliver the following documents to the Escrow Agent on or before the date which is (i) one (1) Business Day prior to the Closing Date if the Loan Assumption is to occur at the Closing with respect to all Assets, or (ii) two (2) Business Days prior to the Closing Date if the Loan Assumption is not to occur at the Closing with respect to any Asset (i.e., there will be no Loan Assumption at all):

(a)          With respect to the Assets:

(i)          an assignment and assumption of Crown Ridge Seller’s interest in the Crown Ridge Space Leases (the “Crown Ridge Assignment of Leases”) duly executed by Buyer in substantially the form of Exhibit A attached hereto;

(ii)         an assignment and assumption of Canyon Springs Seller’s interest in the Canyon Springs Space Leases (the “Canyon Springs Assignment of Leases”) duly executed by Buyer in substantially the form of Exhibit A attached hereto;

(iii)        an assignment and assumption of Cascades I Seller’s interest in the Cascades I Space Leases (the “Cascades I Assignment of Leases”) duly executed by Buyer in substantially the form of Exhibit A attached hereto;

(iv)        an assignment and assumption of Cascades II Seller’s interest in the Cascades II Space Leases (the “Cascades II Assignment of Leases”) duly executed by Buyer in substantially the form of Exhibit A attached hereto;

(v)         an assignment and assumption of Cibolo Canyon Seller’s interest in the Cibolo Canyon Space Leases (the “Cibolo Canyon Assignment of Leases”) duly executed by Buyer in substantially the form of Exhibit A attached hereto;

(vi)        an assignment and assumption of the Crown Ridge Contracts (the “Crown Ridge Assignment of Contracts”) duly executed by Buyer in substantially the form of Exhibit B attached hereto;

(vii)       an assignment and assumption of the Canyon Springs Contracts (the “Canyon Springs Assignment of Contracts”) duly executed by Buyer in substantially the form of Exhibit B attached hereto;

39

(viii)      an assignment and assumption of the Cascades I Contracts (the “Cascades I Assignment of Contracts”) duly executed by Buyer in substantially the form of Exhibit B attached hereto;

(ix)         an assignment and assumption of the Cascades II Contracts (the “Cascades II Assignment of Contracts”) duly executed by Buyer in substantially the form of Exhibit B attached hereto;

(x)          an assignment and assumption of the Cibolo Canyon Contracts (the “Cibolo Canyon Assignment of Contracts”) duly executed by Buyer in substantially the form of Exhibit B attached hereto;

(xi)         notice letters to the tenants at the Real Property (the “Tenant Notices”) duly executed by Buyer, in substantially the form of Exhibit C attached hereto. Buyer shall promptly deliver the same to all tenants following the Closing and shall provide Sellers with confirmation of such delivery upon Sellers’ request;

(xii)        an assignment of all licenses, certificates of occupancy, permits, approvals, authorizations, guaranties, warranties and intangibles with respect to the Crown Ridge Real Property to the extent assignable (but excluding any Excluded Assets) (a “Crown Ridge Assignment of Licenses, Permits, Warranties and General Intangibles”) duly executed by Buyer in substantially the form of Exhibit D attached hereto;

(xiii)       an assignment of all licenses, certificates of occupancy, permits, approvals, authorizations, guaranties, warranties and intangibles with respect to the Canyon Springs Real Property to the extent assignable (but excluding any Excluded Assets) (a “Canyon Springs Assignment of Licenses, Permits, Warranties and General Intangibles”) duly executed by Buyer in substantially the form of Exhibit D attached hereto;

(xiv)      an assignment of all licenses, certificates of occupancy, permits, approvals, authorizations, guaranties, warranties and intangibles with respect to the Cascades I Real Property to the extent assignable (but excluding any Excluded Assets) (a “Cascades I Assignment of Licenses, Permits, Warranties and General Intangibles”) duly executed by Buyer in substantially the form of Exhibit D attached hereto;

(xv)       an assignment of all licenses, certificates of occupancy, permits, approvals, authorizations, guaranties, warranties and intangibles with respect to the Cascades II Real Property to the extent assignable (but excluding any Excluded Assets) (a “Cascades II Assignment of Licenses, Permits, Warranties and General Intangibles”) duly executed by Buyer in substantially the form of Exhibit D attached hereto;

(xvi)      an assignment of all licenses, certificates of occupancy, permits, approvals, authorizations, guaranties, warranties and intangibles with respect to the Cibolo Canyon Real Property to the extent assignable (but excluding any Excluded Assets) (a “Cibolo Canyon Assignment of Licenses, Permits, Warranties and General Intangibles”) duly executed by Buyer in substantially the form of Exhibit D attached hereto;

40

(xvii)     all documents relating to each applicable Loan Assumption and required by Existing Lender to effectuate each applicable Loan Assumption (the “Loan Assumption Documents”), which are consistent with the provisions of this Agreement and do not impose any obligation or liability on Buyer that is not expressly contemplated by this Agreement or the applicable Existing Loan Documents, duly executed by Buyer, provided that the delivery in this subsection shall not apply to a particular Loan Assumption if the Lender Consent is not received on or prior to the Closing Date or in the event Buyer elects, in its sole discretion, to forgo the particular Loan Assumption by delivery of a Loan Assumption Rejection Notice in accordance with Section 2.3(d)(ii) or by the delivery of the New Financing Notice referenced in Section 2.3(f);

(xviii)    a change in responsibility form for the Edwards Aquifer Protection Plan duly executed by Buyer in substantially the form of Exhibit I attached hereto (a “Change in Responsibility Form”) with respect to the Canyon Springs Asset, which Change in Responsibility Form Buyer shall deliver to the following address promptly following the Closing: Edwards Aquifer Protection Plan, Attn: Ms. Lynn Bumguardner, 14250 Judson Road, San Antonio TX 78223;

(xix)       a Change in Responsibility Form with respect to the Cibolo Canyon Asset duly executed by Buyer, which Change in Responsibility Form Buyer shall deliver to the following address promptly following the Closing: Edwards Aquifer Protection Plan, Attn: Ms. Lynn Bumguardner, 14250 Judson Road, San Antonio TX 78223;

(xx)        an Assignment and Amendment Agreement in substantially the form of Exhibit K attached hereto (a “Cascades Assignment and Amendment Agreement”) for the Contract for Marketing of Services for Cascades I with respect to the Cascades I Asset duly executed by Buyer; provided, however, as between Seller and Buyer, Buyer is only assuming the obligations under such Contract for Marketing of Services that arise from and after the Closing;

(xxi)       a Cascades Assignment and Amendment Agreement for the Contract for Marketing of Services for Cascades II Seniors with respect to the Cascades II Asset duly executed by Buyer; and

(xxii)      a Cascades Assignment and Amendment Agreement for the Contract for Marketing of Services for Cascades II Duplexes with respect to the Cascades II Asset duly executed by Buyer.

(b)          With respect to the transactions contemplated hereunder:

(i)          all transfer tax returns to the extent required by law and the regulations issued pursuant thereto in connection with the payment of all state or local real property transfer taxes that are payable or arise as a result of the consummation of the transactions contemplated by this Agreement, in each case, as prepared by Sellers and Buyer and duly executed by Buyer; and

(ii)         a separate buyer’s closing statement for each Asset, consistent with the terms of this Agreement (the “Buyer Closing Statement”).

SECTION 6.2 Seller Closing Deliveries. Sellers, as applicable, shall deliver the following documents to the Escrow Agent on or before the date which is (i) one (1) Business Day prior to the Closing Date if the Loan Assumption is to occur at the Closing with respect to all Assets, or (ii) two (2) Business Days prior to the Closing Date if the Loan Assumption is not to occur at the Closing with respect to any Asset (i.e., there will be no Loan Assumption at all):

41

(a)          With respect to the Assets:

(i)          a deed in substantially the form of Exhibit E attached hereto duly executed by Crown Ridge Seller for the Crown Ridge Real Property (the “Crown Ridge Deed”);

(ii)         a deed in substantially the form of Exhibit E attached hereto duly executed by Canyon Springs Seller for the Canyon Springs Real Property (the “Canyon Springs Deed”);

(iii)        a deed in substantially the form of Exhibit E attached hereto duly executed by Cascades I Seller for the Cascades I Real Property (the “Cascades I Deed”);

(iv)        a deed in substantially the form of Exhibit E attached hereto duly executed by Cascades II Seller for the Cascades II Real Property (the “Cascades II Deed”);

(v)         a deed in substantially the form of Exhibit E attached hereto duly executed by Cibolo Canyon Seller for the Cibolo Canyon Real Property (the “Cibolo Canyon Deed”);

(vi)        the Crown Ridge Assignment of Leases duly executed by Crown Ridge Seller;

(vii)       the Canyon Springs Assignment of Leases duly executed by Canyon Springs Seller;

(viii)      the Cascades I Assignment of Leases duly executed by Cascades I Seller;

(ix)         the Cascades II Assignment of Leases duly executed by Cascades II Seller;

(x)          the Cibolo Canyon Assignment of Leases duly executed by Cibolo Canyon Seller;

(xi)         a bill of sale duly executed by Crown Ridge Seller in substantially the form of Exhibit F attached hereto, relating to all Crown Ridge Personal Property;

(xii)        a bill of sale duly executed by Canyon Springs Seller in substantially the form of Exhibit F attached hereto, relating to all Canyon Springs Personal Property;

(xiii)       a bill of sale duly executed by Cascades I Seller in substantially the form of Exhibit F attached hereto, relating to all Cascades I Personal Property;

(xiv)      a bill of sale duly executed by Cascades II Seller in substantially the form of Exhibit F attached hereto, relating to all Cascades II Personal Property;

(xv)       a bill of sale duly executed by Cibolo Canyon Seller in substantially the form of Exhibit F attached hereto, relating to all Cibolo Canyon Personal Property;

(xvi)      the Crown Ridge Assignment of Contracts duly executed by Crown Ridge Seller;

42

(xvii)     the Canyon Springs Assignment of Contracts duly executed by Canyon Springs Seller;

(xviii)    the Cascades I Assignment of Contracts duly executed by Cascades I Seller;

(xix)       the Cascades II Assignment of Contracts duly executed by Cascades II Seller;

(xx)        the Cibolo Canyon Assignment of Contracts duly executed by Cibolo Canyon Seller;

(xxi)       the Tenant Notices duly executed by Sellers;

(xxii)      notice letters to the vendors under the Assumed Contracts duly executed by the applicable Seller;

(xxiii)     an affidavit that Crown Ridge Seller is not a “foreign person” within the meaning of the Foreign Investment in Real Property Tax Act of 1980, as amended;

(xxiv)    an affidavit that Canyon Springs Seller is not a “foreign person” within the meaning of the Foreign Investment in Real Property Tax Act of 1980, as amended;

(xxv)     an affidavit that Cascades I Seller is not a “foreign person” within the meaning of the Foreign Investment in Real Property Tax Act of 1980, as amended;

(xxvi)    an affidavit that Cascades II Seller is not a “foreign person” within the meaning of the Foreign Investment in Real Property Tax Act of 1980, as amended;

(xxvii)   an affidavit that Cibolo Canyon Seller is not a “foreign person” within the meaning of the Foreign Investment in Real Property Tax Act of 1980, as amended;

(xxviii)  the Crown Ridge Assignment of Licenses, Permits, Warranties and General Intangibles duly executed by Crown Ridge Seller;

(xxix)     the Canyon Springs Assignment of Licenses, Permits, Warranties and General Intangibles duly executed by Canyon Springs Seller;

(xxx)      the Cascades I Assignment of Licenses, Permits, Warranties and General Intangibles duly executed by Cascades I Seller;

(xxxi)     the Cascades II Assignment of Licenses, Permits, Warranties and General Intangibles duly executed by Cascades II Seller;

(xxxii)    the Cibolo Canyon Assignment of Licenses, Permits, Warranties and General Intangibles duly executed by Cibolo Canyon Seller;

(xxxiii)   a Seller Closing Certificate duly executed by Sellers;

(xxxiv)   to the extent in Sellers’ possession, copies of the Space Leases which delivery may be satisfied by delivery of the on-site property management office at the Real Property;

43

(xxxv)    a separate seller closing statement for all Assets (or for each Asset, at Sellers’ election), duly executed by each Seller (individually and collectively, the “Seller Closing Statement”);

(xxxvi)   all documents relating to each applicable Loan Assumption and required by Existing Lender to effectuate each applicable Loan Assumption, which are consistent with the provisions of this Agreement and do not impose any obligation or liability on any Seller that is not expressly contemplated by this Agreement or the applicable Existing Loan Documents, duly executed by the applicable Seller, provided that the delivery in this subsection shall not apply to a particular Loan Assumption if the Lender Consent with respect to the particular Loan Assumption is not received on or prior to the Closing Date or in the event Buyer elects, in its sole discretion, to forgo the particular Loan Assumption by delivery of a Loan Assumption Rejection Notice in accordance with Section 2.3(d)(ii) or by the delivery of the New Financing Notice referenced in Section 2.3(f);

(xxxvii)  an updated Rent Roll for each Real Property dated no earlier than five (5) Business Days prior to the Closing Date (which each Seller’s Property Manager may provide), which Rent Roll will be used for purposes of preparing the Buyer Closing Statement and the Seller Closing Statement;

(xxxviii) a Cascades Assignment and Amendment Agreement for the Contract for Marketing of Services for Cascades I with respect to the Cascades I Asset duly executed by Seller, which Assignment and Amendment Agreement Seller shall deliver to the appropriate party promptly following Closing;

(xxxix)    a Cascades Assignment and Amendment Agreement for the Contract for Marketing of Services for Cascades II Seniors with respect to the Cascades II Asset duly executed by Seller, which Assignment and Amendment Agreement Seller shall deliver to the appropriate party promptly following Closing; and

(xl) a Cascades Assignment and Amendment Agreement for the Contract for Marketing of Services for Cascades II Duplexes with respect to the Cascades II Asset duly executed by Seller, which Assignment and Amendment Agreement Seller shall deliver to the appropriate party promptly following Closing.

(b)          With respect to the transactions contemplated hereunder, all transfer tax returns to the extent required by law and the regulations issued pursuant thereto in connection with the payment of all state or local real property transfer taxes that are payable or arise as a result of the consummation of the transactions contemplated by this Agreement, in each case, as prepared by Sellers and Buyer and duly executed by Sellers.

SECTION 6.3 Cooperation. In the event any Asset-Related Property is not assignable (such as a letter of credit that is not transferable), Sellers shall use commercially reasonable efforts after the Closing to provide Buyer, at no cost to Sellers, with the economic benefits of such property by enforcing such property (at Buyer’s direction) for the benefit and at the expense of Buyer. The provisions of this Section 6.3 shall survive the Closing hereunder.

44

ARTICLE 7

INSPECTIONS; DUE DILIGENCE; RELEASE

SECTION 7.1 Right of Inspection. During the Due Diligence Period and through the earlier of Closing or the earlier termination of this Agreement in accordance with the terms hereof, Buyer and its agents, attorneys, advisors, consultants, prospective investors and prospective lenders shall have the right, upon reasonable prior notice (which notice may be by telephone or email) to Sellers (which shall in any event be at least 24 hours in advance) and at Buyer’s sole cost, risk and expense to inspect the Real Property during business hours on Business Days, provided that any such inspection shall not unreasonably impede the normal day-to-day business operation of the Real Property, and provided further that Sellers shall be entitled to accompany Buyer and its agents on such inspection. Notwithstanding the foregoing, Buyer shall not have the right to interview the tenants or subtenants under Space Leases or to do any invasive testing of the Real Property, in each case, without the prior written consent of Sellers in their sole discretion and Sellers shall be entitled to accompany Buyer and its agents on any such permitted interviews and testing. Buyer’s right of inspection of the Real Property shall be subject to the rights of tenants under the Space Leases. Prior to any such inspection, Buyer shall deliver to Sellers certificates reasonably satisfactory to Sellers evidencing that Buyer and its third party consultants carry and maintain such general liability insurance policies (a) naming Sellers as additional insureds thereunder, (b) with limits of not less than $1,000,000 per occurrence / $1,000,000 in the aggregate for property damage, bodily or personal injury or death, and (c) including excess (umbrella) liability insurance (for Buyer only) with limits of not less than $3,000,000 per occurrence and worker’s compensation insurance in compliance with applicable statutory requirements. Buyer hereby indemnifies and agrees to defend and hold Sellers and Seller-Related Entities harmless from and against (i) any Losses arising out of, resulting from relating to or in connection with or from damage to property or injury to persons arising from any such inspection by Buyer or its agents and (ii) any breach of the provisions of this Section 7.1; provided, however, the foregoing indemnity and hold harmless obligations shall not apply to (i) any Losses to the extent arising from the gross negligence or willful misconduct of a Seller or its Affiliates, or (ii) any diminution in the value of the Assets or any associated liabilities arising from the mere discovery of existing conditions by Buyer during its investigation of the Assets, which conditions are not exacerbated by Buyer or its agents. The provisions of this Section 7.1 shall survive the Closing or the termination of this Agreement.

SECTION 7.2 Termination Right.

(a)          On or before the expiration of the Due Diligence Period, Buyer shall deliver written notice (the “Diligence Notice”) to Sellers stating either (i) that Buyer elects to terminate this Agreement, in which event Sellers shall direct the Escrow Agent to return the Earnest Money to Buyer and no party shall have any further rights or obligations under this Agreement (except for provisions hereof that are expressly stated to survive a termination of this Agreement), or (ii) that Buyer elects not to terminate this Agreement, in which event (A) Buyer shall thereupon be deemed to have waived any right to terminate this Agreement pursuant to the provisions of this Section 7.2(a) and this Agreement shall continue in full force and effect in accordance with its terms and (B) the Earnest Money shall thereupon become nonrefundable, except as expressly specified in this Agreement. The failure of Buyer to deliver any Diligence Notice to Sellers by the expiration of the Due Diligence Period shall be deemed to be the delivery of a Diligence Notice by Buyer under clause (ii) above. For the avoidance of doubt, Buyer’s right to terminate this Agreement pursuant to clause (i) above shall be made at the sole discretion of Buyer and for any or no reason, and Sellers shall have no right of objection. Furthermore, a Diligence Notice delivered pursuant to clause (i) above shall terminate this Agreement with respect to all of the Properties (Buyer having no right or option to terminate this Agreement with respect to certain Properties and leave this Agreement in effect with respect to the remaining Property or Properties). Time shall be of the essence with respect to Buyer’s right and obligation to deliver the Diligence Notice.

45

(b)          Buyer hereby agrees that in the event Buyer delivers (or is deemed to have delivered) a Diligence Notice under clause (ii) of Section 7.2(a) the same shall constitute an acknowledgment that Sellers have given Buyer every opportunity to consider, inspect and review to its satisfaction the physical, environmental, economic and legal condition of the Assets and all files and information in Sellers’ possession that Buyer deems material to the purchase of the Assets.

SECTION 7.3 Disclaimer. ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE ASSET IS SOLELY FOR BUYER’S CONVENIENCE AND WAS OR WILL BE OBTAINED FROM A VARIETY OF SOURCES (INCLUDING FROM EACH PROPERTY MANAGER).] SELLERS HAVE NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKE NO (AND EXPRESSLY DISCLAIM ALL) REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION EXCEPT AS SET FORTH IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS. SELLERS SHALL NOT BE LIABLE FOR ANY MISTAKES, OMISSIONS, MISREPRESENTATION OR ANY FAILURE TO INVESTIGATE THE ASSET NOR SHALL SELLERS BE BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, APPRAISALS, ENVIRONMENTAL ASSESSMENT REPORTS OR OTHER INFORMATION PERTAINING TO THE ASSETS OR THE OPERATION THEREOF, FURNISHED BY SELLERS, ANY PROPERTY MANAGER, THEIR RESPECTIVE REPRESENTATIVES OR OTHER PERSON ACTING ON SELLERS’ BEHALF EXCEPT AS SET FORTH IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS.

46

SECTION 7.4 Examination; No Contingencies.

(a)          IN ENTERING INTO THIS AGREEMENT, BUYER HAS NOT BEEN INDUCED BY AND HAS NOT RELIED UPON ANY WRITTEN OR ORAL REPRESENTATIONS, WARRANTIES OR STATEMENTS, WHETHER EXPRESS OR IMPLIED, MADE BY SELLERS, OR ANY PARTNER OF SELLERS, OR ANY AFFILIATE, AGENT, EMPLOYEE, OR OTHER REPRESENTATIVE OF ANY OF THE FOREGOING OR BY ANY BROKER OR ANY OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLERS WITH RESPECT TO THE ASSETS, THE CONDITION OF THE ASSETS OR ANY OTHER MATTER AFFECTING OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS. BUYER’S OBLIGATIONS UNDER THIS AGREEMENT SHALL NOT BE SUBJECT TO ANY CONTINGENCIES, DILIGENCE OR CONDITIONS EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN THE DOCUMENTS EXECUTED AND DELIVERED BY ANY SELLER OR SELLERS AT CLOSING, SELLERS MAKE NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, WITH RESPECT TO THE ASSETS OR THE CONDITION OF THE ASSETS. DURING ITS DUE DILIGENCE PERIOD AND PURSUANT TO THE TERMS OF THIS AGREEMENT, BUYER IS ENCOURAGED TO CONDUCT AN INDEPENDENT INVESTIGATION AND INSPECTION OF THE REAL PROPERTY, UTILIZING SUCH EXPERTS AS BUYER DEEMS TO BE NECESSARY FOR AN INDEPENDENT ASSESSMENT OF THE STRUCTURAL AND OPERATIONAL INTEGRITY OF THE IMPROVEMENTS AND EQUIPMENT USED IN THE OPERATION OF THE REAL PROPERTY, AND COMPLIANCE OF THE REAL PROPERTY (INCLUDING SPECIFICALLY THE IMPROVEMENTS) WITH APPLICABLE LAWS, INCLUDING THE FEDERAL AMERICANS WITH DISABILITIES ACT, THE TEXAS ARCHITECTURAL BARRIERS ACT, AND/OR APPLICABLE ENVIRONMENTAL LAWS. BUYER AGREES THAT THE ASSETS WILL BE SOLD AND CONVEYED TO (AND ACCEPTED BY) BUYER AT THE CLOSING IN THE THEN EXISTING CONDITION OF THE ASSETS, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WRITTEN OR VERBAL REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS EXECUTED AND DELIVERED BY ANY SELLER OR SELLERS AT CLOSING. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS EXECUTED AND DELIVERED BY ANY SELLER OR BY SELLERS AT CLOSING, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE WITHOUT STATUTORY, EXPRESS OR IMPLIED WARRANTY, REPRESENTATION, AGREEMENT, STATEMENT OR EXPRESSION OF OPINION OF OR WITH RESPECT TO THE CONDITION OF THE ASSETS OR ANY ASPECT THEREOF, INCLUDING, WITHOUT LIMITATION, (I) ANY AND ALL STATUTORY, EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES RELATED TO THE SUITABILITY FOR HABITATION, MERCHANTABILITY, WORKMANLIKE CONSTRUCTION OR FITNESS FOR USE OR ACCEPTABILITY FOR THE PURPOSE INTENDED BY BUYER OR ANY WARRANTIES OR COVENANTS REFERRED TO IN SECTION 5.023 OF THE TEXAS PROPERTY CODE (OR ITS SUCCESSORS) WITH RESPECT TO THE REAL PROPERTY OR ITS CONDITION OR THE CONSTRUCTION, PROSPECTS, OPERATIONS OR RESULTS OF OPERATIONS OF THE REAL PROPERTY, (II) ANY STATUTORY, EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE, BY ANY DESCRIPTION OF THE ASSETS OR BY OPERATION OF LAW, AND (III) ALL OTHER STATUTORY, EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES BY SELLERS WHATSOEVER. BUYER ACKNOWLEDGES THAT BUYER HAS KNOWLEDGE AND EXPERTISE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BUYER TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(b)          FOR PURPOSES OF THIS AGREEMENT, THE TERM “CONDITION OF THE ASSET” MEANS THE FOLLOWING MATTERS:

47

(i)          PHYSICAL CONDITION OF THE REAL PROPERTY. THE QUALITY, NATURE AND ADEQUACY OF THE PHYSICAL CONDITION OF THE REAL PROPERTY, INCLUDING, WITHOUT LIMITATION, THE QUALITY OF THE DESIGN, LABOR AND MATERIALS USED TO CONSTRUCT THE IMPROVEMENTS INCLUDED IN THE REAL PROPERTY; THE CONDITION OF STRUCTURAL ELEMENTS, FOUNDATIONS, ROOFS, GLASS, MECHANICAL, PLUMBING, ELECTRICAL, HVAC, SEWAGE, AND UTILITY COMPONENTS AND SYSTEMS; THE CAPACITY OR AVAILABILITY OF SEWER, WATER, OR OTHER UTILITIES; THE GEOLOGY, FLORA, FAUNA, SOILS, SUBSURFACE CONDITIONS, GROUNDWATER, LANDSCAPING, AND IRRIGATION OF OR WITH RESPECT TO THE REAL PROPERTY, THE LOCATION OF THE REAL PROPERTY IN OR NEAR ANY SPECIAL TAXING DISTRICT, FLOOD HAZARD ZONE, WETLANDS AREA, PROTECTED HABITAT, GEOLOGICAL FAULT OR SUBSIDENCE ZONE, HAZARDOUS WASTE DISPOSAL OR CLEAN-UP SITE, OR OTHER SPECIAL AREA, THE EXISTENCE, LOCATION, OR CONDITION OF INGRESS, EGRESS, ACCESS, AND PARKING; THE CONDITION OF THE PERSONAL PROPERTY AND ANY FIXTURES; AND THE PRESENCE OF ANY ASBESTOS OR OTHER HAZARDOUS MATERIALS, DANGEROUS, OR TOXIC SUBSTANCE, MATERIAL OR WASTE IN, ON, UNDER OR ABOUT THE REAL PROPERTY AND THE IMPROVEMENTS LOCATED THEREON. “HAZARDOUS MATERIALS” MEANS (A) THOSE SUBSTANCES INCLUDED WITHIN THE DEFINITIONS OF ANY ONE OR MORE OF THE TERMS “HAZARDOUS SUBSTANCES,” “TOXIC POLLUTANTS”, “HAZARDOUS MATERIALS”, “TOXIC SUBSTANCES”, AND “HAZARDOUS WASTE” IN THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, 42 U.S.C. § 9601 ET SEQ. (AS AMENDED), THE TEXAS SOLID WASTE DISPOSAL ACT (TEXAS HEALTH AND SAFETY CODE § 361.001 ET SEQ. (VERNON 2001) (AS AMENDED), THE HAZARDOUS MATERIALS TRANSPORTATION ACT, AS AMENDED, 49 U.S.C. SECTIONS 1801 ET SEQ., THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976 AS AMENDED, 42 U.S.C. SECTION 6901 ET SEQ., SECTION 311 OF THE CLEAN WATER ACT, 15 U.S.C. § 2601 ET SEQ., 33 U.S.C. § 1251 ET SEQ., 42 U.S.C. 7401 ET SEQ., THE TOXIC SUBSTANCES CONTROL ACT, 15 U.S.C. § 2601 ET SEQ., AND THE REGULATIONS AND PUBLICATIONS ISSUED UNDER ANY SUCH LAWS, (B) PETROLEUM, RADON GAS, LEAD BASED PAINT, ASBESTOS OR ASBESTOS CONTAINING MATERIAL AND POLYCHLORINATED BIPHENYLS AND (C) MOLD OR WATER CONDITIONS WHICH MAY EXIST AT THE REAL PROPERTY OR OTHER SUBSTANCES, WASTES OR MATERIALS LISTED OR DEFINED BY ANY STATE OR LOCAL STATUTES, REGULATIONS AND ORDINANCES PERTAINING TO THE PROTECTION OF HUMAN HEALTH AND THE ENVIRONMENT.

(ii)         ADEQUACY OF THE ASSET. THE ECONOMIC FEASIBILITY, CASH FLOW AND EXPENSES OF THE ASSETS, AND HABITABILITY, MERCHANTABILITY, FITNESS, SUITABILITY AND ADEQUACY OF THE REAL PROPERTY FOR ANY PARTICULAR USE OR PURPOSE.

48

(iii)        LEGAL COMPLIANCE OF THE ASSET. THE COMPLIANCE OR NON-COMPLIANCE OF SELLERS OR THE OPERATION OF THE ASSETS OR ANY PART THEREOF IN ACCORDANCE WITH, AND THE CONTENTS OF, (A) ALL CODES, LAWS, ORDINANCES, REGULATIONS, AGREEMENTS, LICENSES, PERMITS, APPROVALS AND APPLICATIONS OF OR WITH ANY GOVERNMENTAL AUTHORITIES ASSERTING JURISDICTION OVER THE ASSETS, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO ZONING, BUILDING, PUBLIC WORKS, PARKING, FIRE AND POLICE ACCESS, HANDICAP ACCESS, LIFE SAFETY, SUBDIVISION AND SUBDIVISION SALES, AND HAZARDOUS MATERIALS, DANGEROUS, AND TOXIC SUBSTANCES, MATERIALS, CONDITIONS OR WASTE, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE ASSETS THAT WOULD CAUSE STATE OR FEDERAL AGENCIES TO ORDER A CLEAN UP OF THE ASSET UNDER ANY APPLICABLE LEGAL REQUIREMENTS AND (B) ALL AGREEMENTS, COVENANTS, CONDITIONS, RESTRICTIONS (PUBLIC OR PRIVATE), CONDOMINIUM PLANS, DEVELOPMENT AGREEMENTS, SITE PLANS, BUILDING PERMITS, BUILDING RULES, AND OTHER INSTRUMENTS AND DOCUMENTS GOVERNING OR AFFECTING THE USE, MANAGEMENT, AND OPERATION OF THE ASSETS.

(iv)        MATTERS DISCLOSED IN THE SCHEDULES AND THE ASSET FILE. THOSE MATTERS REFERRED TO IN THIS AGREEMENT AND THE DOCUMENTS LISTED ON THE SCHEDULES ATTACHED HERETO AND THE MATTERS DISCLOSED IN THE ASSET FILE.

(v)         INSURANCE. THE AVAILABILITY, COST, TERMS AND COVERAGE OF LIABILITY, HAZARD, COMPREHENSIVE AND ANY OTHER INSURANCE OF OR WITH RESPECT TO THE ASSETS.

(vi)        CONDITION OF TITLE. SUBJECT TO SECTION 8.3, THE CONDITION OF TITLE TO THE REAL PROPERTY, INCLUDING, WITHOUT LIMITATION, VESTING, LEGAL DESCRIPTION, MATTERS AFFECTING TITLE, TITLE DEFECTS, LIENS, ENCUMBRANCES, BOUNDARIES, ENCROACHMENTS, MINERAL RIGHTS, OPTIONS, EASEMENTS, AND ACCESS; VIOLATIONS OF RESTRICTIVE COVENANTS, ZONING ORDINANCES, SETBACK LINES, OR DEVELOPMENT AGREEMENTS; THE AVAILABILITY, COST, AND COVERAGE OF TITLE INSURANCE; LEASES, RENTAL AGREEMENTS, OCCUPANCY AGREEMENTS, RIGHTS OF PARTIES IN POSSESSION OF, USING, OR OCCUPYING THE REAL PROPERTY; AND STANDBY FEES, TAXES, BONDS AND ASSESSMENTS.

49

SECTION 7.5 RELEASE. BUYER HEREBY AGREES THAT EFFECTIVE AS OF THE CLOSING, EACH SELLER, AND EACH OF SUCH SELLER’S PARTNERS, MEMBERS, TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, PROPERTY MANAGERS, ASSET MANAGERS, AGENTS, ATTORNEYS, AFFILIATES AND RELATED ENTITIES, HEIRS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”) SHALL BE, AND ARE HEREBY, FULLY AND FOREVER RELEASED AND DISCHARGED FROM ANY AND ALL LIABILITIES, LOSSES, CLAIMS (INCLUDING THIRD PARTY CLAIMS), DEMANDS, DAMAGES (OF ANY NATURE WHATSOEVER), CAUSES OF ACTION, COSTS, PENALTIES, FINES, JUDGMENTS, REASONABLE ATTORNEYS’ FEES, CONSULTANTS’ FEES AND COSTS AND EXPERTS’ FEES (COLLECTIVELY, THE “CLAIMS”) WITH RESPECT TO ANY AND ALL CLAIMS, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE ON ACCOUNT OF OR IN ANY WAY BE CONNECTED WITH THE ASSETS OR THE REAL PROPERTY INCLUDING, WITHOUT LIMITATION, THE PHYSICAL, ENVIRONMENTAL AND STRUCTURAL CONDITION OF THE ASSETS OR THE REAL PROPERTY OR ANY LAW OR REGULATION APPLICABLE THERETO, INCLUDING, WITHOUT LIMITATION, ANY CLAIM OR MATTER (REGARDLESS OF WHEN IT FIRST APPEARED) RELATING TO OR ARISING FROM (A) THE PRESENCE OF ANY ENVIRONMENTAL PROBLEMS, OR THE USE, PRESENCE, STORAGE, RELEASE, DISCHARGE, OR MIGRATION OF HAZARDOUS MATERIALS ON, IN, UNDER OR AROUND THE REAL PROPERTY REGARDLESS OF WHEN SUCH HAZARDOUS MATERIALS WERE FIRST INTRODUCED IN, ON OR ABOUT THE REAL PROPERTY, (B) ANY PATENT OR LATENT DEFECTS OR DEFICIENCIES WITH RESPECT TO THE ASSETS, (C) ANY AND ALL MATTERS RELATED TO THE ASSETS OR ANY PORTION THEREOF, INCLUDING WITHOUT LIMITATION, THE CONDITION AND/OR OPERATION OF THE ASSETS AND EACH PART THEREOF, (D) ANY AND ALL MATTERS RELATED TO THE CURRENT OR FUTURE ZONING OR USE OF THE REAL PROPERTY, AND (E) THE PRESENCE, RELEASE AND/OR REMEDIATION OF ASBESTOS AND ASBESTOS CONTAINING MATERIALS IN, ON OR ABOUT THE REAL PROPERTY REGARDLESS OF WHEN SUCH ASBESTOS AND ASBESTOS CONTAINING MATERIALS WERE FIRST INTRODUCED IN, ON OR ABOUT THE REAL PROPERTY; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL RELEASEES BE RELEASED FROM ANY CLAIMS ARISING PURSUANT TO THE PROVISIONS OF THIS AGREEMENT OR SELLERS’ OBLIGATIONS, IF ANY, UNDER THE CLOSING DOCUMENTS. EFFECTIVE AS OF THE CLOSING, BUYER HEREBY WAIVES AND AGREES NOT TO COMMENCE ANY ACTION, LEGAL PROCEEDING, CAUSE OF ACTION OR SUITS IN LAW OR EQUITY, OF WHATEVER KIND OR NATURE, INCLUDING, BUT NOT LIMITED TO, A PRIVATE RIGHT OF ACTION UNDER THE FEDERAL SUPERFUND LAWS, 42 U.S.C. SECTIONS 9601 ET SEQ., THE RESOURCE CONSERVATION AND RECOVERY ACT, 42 U.S.C. § 6901 ET SEQ., THE FEDERAL WATER POLLUTION CONTROL ACT, 33 U.S.C. § 2601 ET SEQ., THE TOXIC SUBSTANCES CONTROL ACT, 15 U.S.C. § 2601 ET SEQ., THE CLEAN WATER ACT, 33 U.S.C. § 1251 ET SEQ., THE CLEAN AIR ACT, 42 U.S.C. § 7401 ET SEQ., THE HAZARDOUS MATERIALS TRANSPORTATION ACT, 49 U.S.C. § 1801 ET SEQ., THE OCCUPATIONAL SAFETY AND HEALTH ACT, 29 U.S.C. § 651 ET SEQ., AND SIMILAR STATE AND LOCAL ENVIRONMENTAL LAWS (AS SUCH LAWS AND STATUTES MAY BE AMENDED, SUPPLEMENTED OR REPLACED FROM TIME TO TIME), OR ANY APPLICABLE LAWS WHICH REGULATE OR CONTROL HAZARDOUS MATERIALS, POLLUTION, CONTAMINATION, NOISE, RADIATION, WATER, SOIL, SEDIMENT, AIR OR OTHER ENVIRONMENTAL MEDIA, OR AN ACTUAL OR POTENTIAL SPILL, LEAK, EMISSION, DISCHARGE, RELEASE OR DISPOSAL OF ANY HAZARDOUS MATERIALS OR OTHER MATERIALS, SUBSTANCES OR WASTE INTO WATER, SOIL, SEDIMENT, AIR OR ANY OTHER ENVIRONMENTAL MEDIA, DIRECTLY OR INDIRECTLY, AGAINST THE RELEASEES OR THEIR AGENTS IN CONNECTION WITH THE RELEASED CLAIMS DESCRIBED ABOVE.

50

(A)         IN THIS CONNECTION AND TO THE GREATEST EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOT KNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGE, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT, EFFECTIVE AS OF THE CLOSING, BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLERS FROM ANY SUCH UNKNOWN CLAIMS, DEBTS, AND CONTROVERSIES WHICH MIGHT IN ANY WAY BE INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLERS BY BUYER IN EXCHANGE FOR SELLERS’ PERFORMANCE HEREUNDER.

(B)         THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION.

(C)         SELLERS HAVE GIVEN BUYER MATERIAL CONCESSIONS REGARDING THIS TRANSACTION IN EXCHANGE FOR BUYER AGREEING TO THE PROVISIONS OF THIS SECTION 7.5. THE PROVISIONS OF THIS SECTION 7.5 SHALL SURVIVE THE CLOSING WITHOUT LIMITATION AND SHALL NOT BE DEEMED MERGED INTO ANY INSTRUMENT OR CONVEYANCE DELIVERED AT THE CLOSING.

SECTION 7.6 Waiver of Lead-Based Paint Inspection. Buyer acknowledges that it has had or will have the opportunity to undertake studies, inspections or investigations of the Real Property as Buyer deemed or deems necessary to evaluate the presence of lead-based paint and/or lead-based paint hazards on the Real Property. To the extent that Buyer has waived or otherwise declined the opportunity to undertake such inspections and investigations as a condition to the completion of the transaction under the terms of the Agreement, Buyer has knowingly and voluntarily done so. Buyer understands and acknowledges that the Improvements or portions thereof may have been built prior to 1978 and lead-based paint and/or lead-based paint hazards may be present on the Real Property. Sellers shall have no responsibility or liability with respect to any such occurrence of lead-based paint. It is understood by the parties that Sellers do not make any representation or warranty, express or implied, as to the accuracy or completeness of any information contained in Sellers’ files or in the documents produced by Sellers or their agents, including, without limitation, any environmental audit or report. Buyer acknowledges that Sellers and Sellers’ Affiliates shall have no responsibility for the contents and accuracy of such disclosures, and Buyer agrees that the obligations of Sellers in connection with the purchase of the Real Property shall be governed by the Agreement irrespective of the contents of any such disclosures or the timing or delivery thereof.

51

ARTICLE 8

TITLE AND PERMITTED EXCEPTIONS

SECTION 8.1 Title Insurance and Survey.

(a)          Buyer shall notify Sellers in writing (the “Title Objection Notice”) by 5:00 p.m. (Central time) on the date that is four (4) Business Days prior to the date of expiration of the Due Diligence Period (the “Title Review Period”) as to which matters, if any, within the Title Commitments and which survey matters (including matters disclosed in any Survey or any update thereto) are not acceptable to Buyer (individually, a “Disapproved Title Matter”). Any matter within the Title Commitments, the Surveys, and any matter that would be disclosed by a current, accurate survey of any Real Property that Buyer fails to so disapprove in a Title Objection Notice delivered to Sellers prior to the Title Review Period shall be conclusively deemed to have been approved by Buyer. If Buyer timely delivers a Title Objection Notice indicating a Disapproved Title Matter, then Sellers shall have two (2) Business Days after receipt of such Title Objection Notice to elect to notify Buyer in writing (a “Title Response Notice”) that Sellers either (a) will remove such Disapproved Title Matter from title to the Real Property on or before the Closing, or (b) will not cause such Disapproved Title Matter to be removed from title to the Real Property. If Sellers fail to deliver a Title Response Notice as to a particular Disapproved Title Matter within such two (2) Business Days period, then Sellers shall be deemed to have made the election in clause (b) above as to such Disapproved Title Matter. The procurement by any Seller, at its option, of a written commitment from the Title Company to issue the Title Policy or an endorsement thereto reasonably satisfactory to Buyer as of the Closing (at such Seller’s sole cost and expense) and insuring Buyer against any Disapproved Title Matter (or any “Additional Title Matter” as defined below) shall be deemed a removal thereof from title to the Real Property. If Sellers make (or are deemed to have made) the election in clause (b) above as to any Disapproved Title Matter, then Buyer shall have two (2) Business Days from the earlier of (i) the date it receives the Title Response Notice making such election, or (ii) the date that Sellers are deemed to have made such election as to such Disapproved Title Matter (but not later than the expiration of the Due Diligence Period), within which to notify Sellers in writing that Buyer elects to either (x) nevertheless accept the condition of title to the Real Property subject to such Disapproved Title Matter, or (y) terminate this Agreement. If Buyer makes the election set forth in clause (y) above, then this Agreement shall immediately terminate, Buyer shall be entitled to a return of the Earnest Money, and Sellers and Buyer shall have no further rights or obligations hereunder, except for the provisions hereof that expressly survive termination of this Agreement. If Buyer fails to notify Sellers in writing of its election within said two (2) Business Days period, then Buyer shall be deemed to have made the election set forth in clause (x) above.

(b)          Approval by Buyer of any additional material, adverse title exceptions, defects, encumbrances or other title matters first disclosed in writing after the Title Review Period (“Additional Title Matters”) shall be a condition precedent to Buyer’s obligations to purchase the Assets (Buyer hereby agreeing that its approval of Additional Title Matters shall not be unreasonably withheld). Unless Buyer gives written notice (“Additional Title Disapproval Notice”) that it disapproves any Additional Title Matters, stating the Additional Title Matters so disapproved, before the sooner to occur of the Closing or five (5) Business Days after receipt of written notice of such Additional Title Matters, Buyer shall be deemed to have approved such Additional Title Matters. Sellers shall have until three (3) Business Days after receipt of any Additional Title Disapproval Notice (“Additional Title Response Period”) to notify Buyer in writing (“Additional Title Disapproval Response”) of the Additional Title Disapproval Matters, if any, which Sellers will cure prior to Closing. Sellers’ failure to provide such Additional Title Disapproval Response shall be deemed to constitute Sellers’ election not to cure any Additional Title Disapproval Matters. If Sellers do not agree to cure all Additional Disapproved Matters, then Buyer may, at its option, terminate this Agreement upon written notice to Sellers but only if given prior to the sooner to occur of the Closing or five (5) days after Buyer receives the Additional Title Disapproval Response, or if Sellers do not provide the Additional Title Disapproval Response, five (5) days after the end of the Additional Title Response Period, in which case this Agreement shall immediately terminate, Buyer shall be entitled to a return of the Earnest Money, and Sellers and Buyer shall have no further rights or obligations hereunder, except for the provisions hereof that expressly survive termination of this Agreement. If Buyer fails to give such termination notice by such date, Buyer shall be deemed to have waived its objection to, and to have approved, the matters set forth in Sellers’ notice.

52

SECTION 8.2 Title Commitments; Surveys. Except as expressly set forth in Sections 8.1 and 8.3(a), all title exceptions and matters set forth in the Title Commitments and on the Surveys and any other matters that would be disclosed by a current, accurate survey of any Real Property shall be deemed Permitted Exceptions. Buyer is solely responsible for obtaining any updated title commitments, surveys, or any other title related matters Buyer desires with respect to the Real Property.

SECTION 8.3 Certain Exceptions to Title; Inability to Convey.

(a)          Each Seller’s interest in its applicable Real Property shall be conveyed by such Seller, and Buyer agrees to acquire such Seller’s interest in such Real Property, subject only to the Permitted Exceptions applicable to such Real Property. Notwithstanding anything in this Agreement to the contrary, Sellers shall be obligated at or prior to the Closing to cause the release or discharge, at Sellers’ sole cost and expense, of (i) any Voluntary Encumbrance created by Sellers on or after the Effective Date (each, a “Post-Effective Date Voluntary Encumbrance”) other than the Cable Contract Encumbrances, if any, (ii) any financing lien of an ascertainable amount voluntarily created or assumed by, under or through Sellers, including without limitation the Existing Loan Exceptions (collectively, the “Financing Liens”), but excluding the payment of any applicable prepayment penalty or premium, which shall be payable by Buyer at the Closing, provided that, Sellers shall not be required to remove, release or discharge any of the Existing Loan Exceptions relating to a particular Asset (and the same shall constitute Permitted Exceptions) if the Loan Assumption relating to such particular Asset occurs at the Closing and upon such Loan Assumption, Buyer shall accept title to the Assets subject to the Liens of the applicable Existing Loan Exceptions, and (iii) any lien other than the Financing Liens that encumbers the Real Property that is not a Permitted Exception and that may be removed by the payment of a sum of money (each lien described in this clause (iii) being referred to as a “Monetary Encumbrance”). Notwithstanding the foregoing, Sellers shall not be obligated to spend more than $100,000 in the aggregate with respect to all Monetary Encumbrances relating to each individual Asset; provided that, such limitation shall not apply with respect to any Financing Liens or Post-Effective Date Voluntary Encumbrances; and provided, further, that if a Post-Effective Date Voluntary Encumbrance, Financing Lien or Monetary Encumbrance is bonded over by Sellers or others at or prior to the Closing or if Sellers escrow sufficient funds with the Title Company such that in each case it is omitted from the Title Policy (or is otherwise insured over by the Title Company) then Sellers shall be deemed to have satisfied the provisions of this subsection 8.3(a) and caused the release of such Post-Effective Date Voluntary Encumbrance, Financing Lien or Monetary Encumbrance. The parties acknowledge and agree that Sellers shall have the right to apply or cause Escrow Agent to apply all or any portion of the Purchase Price to cause the release of any Post-Effective Date Voluntary Encumbrance, Financing Lien or any Monetary Encumbrance when escrow is broken at Closing.

53

(b)          Except as expressly set forth in Section 8.1 or Section 8.3(a), nothing contained in this Agreement shall be deemed to require Sellers to take or bring any action or proceeding or any other steps to remove any title exception or to expend any moneys therefor, and except in connection with a Seller default under this Agreement, Buyer shall not have any right of action against Sellers, at law or in equity, for Sellers’ inability to convey their interest in the Real Property subject only to the Permitted Exceptions.

SECTION 8.4 Buyer’s Right to Accept Title.

(a)          Notwithstanding the foregoing provisions of this Article 8, Buyer may, by notice given to Sellers at any time prior to the earlier of (x) the Closing Date and (y) the termination of this Agreement, elect to accept such title as Sellers can convey, notwithstanding the existence of any title or survey exceptions that are not Permitted Exceptions and which Sellers are not required to remove or cure pursuant to this Agreement. In such event, this Agreement shall remain in effect and the parties shall proceed to Closing but Buyer shall not be entitled to any abatement of the Purchase Price, any credit or allowance of any kind or any claim or right of action against Sellers for damages or otherwise by reason of the existence of any title exceptions which are not Permitted Exceptions and which Sellers are not required to remove or cure pursuant to this Agreement.

(b)          Buyer shall be entitled to request that the Title Company provide such endorsements (or amendments) to the Title Policy as Buyer may reasonably require, provided that (i) such endorsements (or amendments), other than any curative endorsements that Sellers may elect to obtain pursuant to Section 8.1 or Section 8.3, shall be at no cost to, and shall impose no additional liability on, Sellers, (ii) Buyer’s obligations under this Agreement shall not be conditioned upon Buyer’s ability to obtain such endorsements (other than any curative endorsements that Sellers may elect to obtain pursuant to Section 8.1 or Section 8.3), and, if Buyer is unable to obtain such endorsements, Buyer shall nevertheless be obligated to proceed to close the transactions contemplated by this Agreement without reduction of or set off against the Purchase Price, and (iii) the Closing shall not be delayed as a result of Buyer’s request hereunder.

(c)          Notwithstanding any provision to the contrary contained in this Agreement or any of the documents, instruments or agreements to be executed and delivered by Sellers at the Closing, any or all of the Permitted Exceptions may be omitted by Sellers in the Deeds (as defined below) without giving rise to any liability of Sellers, irrespective of any covenant or warranty of Sellers that may be contained or implied in the Deeds (and the provisions of this sentence shall survive the Closing and shall not be merged therein).

SECTION 8.5 Cooperation. In connection with obtaining the Title Policy, Buyer and Sellers, as applicable, and to the extent requested by the Title Company, shall deliver to the Title Company (a) evidence sufficient to establish (i) the legal existence of Buyer and Sellers and (ii) the authority of the respective signatories of Sellers and Buyer to bind Sellers and Buyer, as the case may be, and (b) a certificate of good standing of each Seller. In addition, each Seller will deliver to the Title Company at Closing, if and to the extent requested by Title Company, an owner’s title certificate in the form attached hereto as Exhibit G.

54

ARTICLE 9

TRANSACTION COSTS; RISK OF LOSS

SECTION 9.1 Transaction Costs.

(a)          Buyer and Sellers agree to comply with all real estate transfer tax laws applicable to the sale of the Assets. At Closing, Sellers shall pay or cause to be paid (i) the base Title Policy premium for each Asset, (ii) any costs in connection with discharging any encumbrances that Sellers specifically agree to or are obligated to pay, discharge, remove or cure pursuant to the terms of this Agreement, and (iii) one-half (1/2) of all escrow charges. At Closing, Buyer shall pay (i) except for the base Title Policy premium for each Asset, all costs for the Title Policy including premiums for any extended coverage or any lender title policy, endorsements, search and exam costs, update charges and other title charges (other than the costs in connection with discharging, paying, removing or curing any encumbrances which are the obligation of Sellers hereunder), (ii) one-half (1/2) of all escrow charges, (iii) Buyer’s cost to obtain new surveys or to update the Surveys, and (iv) all fees, costs or expenses in connection with Buyer’s due diligence reviews and analyses hereunder. Any other closing costs shall be allocated in accordance with local custom. Sellers and Buyer shall pay their respective shares of prorations as hereinafter provided. Except as otherwise expressly provided in this Agreement, each party shall pay the fees of its own attorneys, accountants and other professionals.

(b)          Each of Buyer, on the one hand, and Sellers, on the other hand, shall indemnify the other and their respective successors and assigns from and against any and all loss, damage, cost, charge, liability or expense (including court costs and reasonable attorneys’ fees) which such other party may sustain or incur as a result of the failure of either such party to timely pay any of the aforementioned fees or other charges for which it has assumed responsibility under this Section. The provisions of this Section 9.1 shall survive the Closing or the termination of this Agreement.

SECTION 9.2 Risk of Loss.

(a)          If, on or before the Closing Date, the Real Property or any portion thereof shall be (i) damaged or destroyed by fire or other casualty or (ii) taken or threatened (in writing) to be taken as a result of any condemnation or eminent domain proceeding, Sellers shall promptly notify Buyer and, at Closing, Sellers will credit against the Purchase Price payable by Buyer at the Closing an amount equal to the net proceeds (other than on account of business or rental interruption relating to the period prior to Closing), if any, received by Sellers as a result of such casualty or condemnation, together with a credit for any deductible under such insurance, less any amounts spent to restore the Real Property. If as of the Closing Date, Sellers have not received any such insurance or condemnation proceeds, then the parties shall nevertheless consummate on the Closing Date the conveyance of the Assets (without any credit for such insurance or condemnation proceeds except for a credit for any deductible under such insurance) and Sellers will at Closing assign to Buyer all rights of Sellers, if any, to the insurance or condemnation proceeds (other than on account of business or rental interruption relating to the period prior to Closing) and to all other rights or claims arising out of or in connection with such casualty or condemnation.

55

(b)          Notwithstanding the provisions of Section 9.2(a), if, on or before the Closing Date, the Real Property or any portion thereof shall be (i) damaged or destroyed by a Material Casualty or (ii) taken as a result of a Material Condemnation, Buyer shall have the right, exercised by written notice to Sellers no more than five (5) Business Days after Buyer has received notice of such Material Casualty or Material Condemnation, to terminate this Agreement, in which event the Earnest Money, including, without limitation, any Non-Refundable Portion of the Earnest Money, shall be refunded to Buyer and no party shall have any further rights or obligations hereunder other than those which expressly survive the termination of this Agreement. If Buyer fails to timely terminate this Agreement in accordance with this Section 9.2(b), the provisions of Section 9.2(a) shall apply. As used in this Section 9.2(b), a “Material Casualty” shall mean any damage to a particular Real Property or any portion thereof by fire or other casualty (x) that, in Sellers’ reasonable judgment, is expected to cost (i) in excess of one percent (1%) of the Purchase Price (i.e., in excess of $1,888,500) to repair, or (ii) in excess of one percent (1%) of the Allocable Purchase Price for the applicable Asset to repair and the Existing Lender has indicated in writing that it will not give Lender Consent with respect to the Existing Loan for such Asset as a result of such damage, or (y) that is uninsured or underinsured and Sellers do not elect to credit Buyer at Closing with an amount equal to the cost to repair such uninsured or underinsured casualty (Sellers having the right, but not the obligation, to do so). As used in this Section 9.2(b), a “Material Condemnation” shall mean a taking of any particular Real Property or any material portion thereof (which shall include any taking of more than five percent (5%) of either the total land area or the total number of apartment units at such Real Property), or a taking that permanently and materially adversely affects access to such Real Property, as a result of a condemnation or eminent domain proceedings that, permanently and materially impairs the use of such Real Property, and which, in each instance, cannot be restored to substantially the same use as before the taking.

(c)          Seller and Buyer hereby agree that the Uniform Vendor and Purchaser Risk Act, Section 5.007 of the Texas Property Code, shall not be applicable to this Agreement or the transaction contemplated hereby.

ARTICLE 10

ADJUSTMENTS

Unless otherwise provided below, the following are to be adjusted and prorated between Sellers, on the one hand, and Buyer, on the other hand, as of 11:59 P.M. on the day preceding the Closing the “Adjustment Point”), based upon a 365-day year, with Buyer being deemed to be the owner of the Assets during the entire day of the Closing Date and being entitled to receive all operating income of the Assets, and being obligated to pay all operating expenses of the Assets, with respect to the Closing Date and the net amount thereof under this Article 10 shall be added to (if such net amount is in Sellers’ favor) or deducted from (if such net amount is in Buyer’s favor) the Purchase Price payable at Closing. Escrow Agent shall prepare the Buyer Closing Statement and the Seller Closing Statement of the prorations and adjustments required by this Agreement and submit the same to Buyer and Sellers, respectively, for review and approval at least four (4) Business Days prior to the Closing Date.

56

SECTION 10.1         Rents.

(a)          All Rents (as hereinafter defined) paid by tenants under the Space Leases in connection with their occupancy of the Real Property shall be adjusted and prorated as of the Adjustment Point. Delinquent Rents shall not be prorated. Sellers shall be entitled to all Rents under Space Leases attributable to the period prior to the Adjustment Point and Buyer shall be entitled to all Rents under Space Leases attributable to the period from and after the Adjustment Point. All prepaid Rents for periods of occupancy after Closing shall be credited to Buyer at Closing. Any Rents collected by Buyer or Sellers after the Closing from any tenant who owes Rents for periods prior to the Closing shall be applied (i) first, in payment of current Rents at the time of receipt, (ii) second, to delinquent Rents, if any, which became due after the Closing, and (iii) third, then to delinquent Rents, if any, which became due and payable prior to the Closing or otherwise attributable to the period prior to the Closing. “Rents” for purposes of this Agreement shall mean (whether paid in advance of the date when such payment is due or otherwise) all fixed rents and other charges or amounts payable by tenants under the Space Leases or in connection with their use or occupancy of the Real Property or any service or amenity relating thereto, including water, electricity, gas, sewage or other utilities charges or other pass-through fees and charges.

(b)          Buyer shall bill tenants who owe Rents for periods prior to the Closing following the Closing (and Buyer will deliver to Sellers, concurrently with the delivery to such tenants, copies of all statements relating to Rent for periods prior to the Closing; provided, however, the failure to deliver any such copies to Sellers shall not constitute a default by Buyer under this Agreement) and use commercially reasonable efforts to pursue collection of such past due Rents to the full extent that Buyer would endeavor to collect delinquent Rents owed to Buyer, but shall not be obligated to engage a collection agency or take legal action or other enforcement action under the applicable Space Lease to collect such amount unless Buyer would do so for its own Rents. Buyer shall promptly pay to Sellers any collected amount that is owed to any Seller. For a period of two (2) months following the Closing, Buyer may not waive any delinquent (or unpaid) Rents or modify a Space Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which any Seller is entitled to receive a share of charges or amounts without first obtaining Sellers’ written consent. Sellers shall have the right from time to time following the Closing, upon reasonable prior notice to Buyer and during ordinary business hours, to review Buyer’s rental records with respect to such Space Leases. In addition, Sellers hereby reserve the right to pursue any remedy for damages against any tenant owing delinquent Rents and any other amounts to Sellers (including, without limitation, the prosecution of one or more lawsuits so long as such tenant is no longer a tenant at the Real Property). With respect to delinquent or other uncollected Rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Assets as of the Closing Date, Sellers shall retain all of the rights relating thereto.

SECTION 10.2         Taxes and Assessments. All non-delinquent real estate, ad valorem real property and personal property taxes and assessments with respect to the Assets for the year in which Closing occurs (i.e., if the Closing occurs in 2017, taxes accruing in 2017 and delinquent February 1, 2018 with Sellers being responsible for all taxes accruing in 2016 and delinquent February 1, 2017) shall be prorated between Sellers, on the one hand, and Buyer, on the other hand, as of the Adjustment Point (on the basis of the actual number of days elapsed over the applicable period). Sellers shall be responsible for the payment of any such real estate and personal property taxes that are delinquent before Closing. In no event shall Sellers be charged with or be responsible for any increase in the taxes on the Assets resulting from the sale of the Assets contemplated by this Agreement, any change in use of the Assets on or after the Closing Date, or from any improvements made or leases entered into on or after the Closing Date. If any assessments on the Assets are payable in installments, then the installment allocable to the current period shall be prorated (with Buyer being allocated the obligation to pay any installments due on or after the Closing Date). If for the current ad valorem tax year the taxable value of the land that is the subject of this contract is determined by a special appraisal method that allows for appraisal of the land at less than its market value, the person to whom the land is transferred may not be allowed to qualify the land for that special appraisal in a subsequent tax year and the land may then be appraised at its full market value. In addition, the transfer of the land or a subsequent change in the use of the land may result in the imposition of an additional tax plus interest as a penalty for the transfer or the change in the use of the land. The taxable value of the land and the applicable method of appraisal for the current tax year is public information and may be obtained from the tax appraisal district established for the county in which the land is located.

57

SECTION 10.3         Water and Sewer Charges. Water rates, water meter charges, sewer rents and vault charges, if any, shall be adjusted and prorated as of the Adjustment Point on the basis of the fiscal period for which assessed. If there is a water meter, or meters, on any Asset, the applicable Seller agrees that it shall at the Closing furnish a reading of same to a date not more than thirty (30) days prior to the Closing and the unfixed meter charges and the unfixed sewer rent thereon for the time intervening from the date of the last reading shall be apportioned on the basis of such last reading, and shall be appropriately readjusted after the Closing on the basis of the next subsequent bills. Unmetered water charges shall be apportioned on the basis of the charges therefor for the same period of the preceding calendar year, but applying the current rate thereto.

SECTION 10.4         Utility Charges. Gas, steam, electricity and other public utility charges will be paid by the applicable Seller to the utility company on or prior to the Closing Date. Sellers shall arrange for a final reading of all utility meters (covering gas, water, steam and electricity) as of the Closing. To the extent necessary, each Seller, on the one hand, and Buyer, on the other hand, shall jointly execute a letter to each such utility company advising it of the termination of such Seller’s responsibility for utilities furnished to the applicable Real Property as of the Closing Date and commencement of Buyer’s responsibilities therefor from and after such date. If a bill is obtained from any such utility company as of the Closing, the applicable Seller shall pay such bill on or before the Closing. Any utilities not read or billed as of the Closing Date will be prorated as of the Adjustment Point based on estimates at Closing, and adjusted after the Closing once the final amounts are known. Additionally, Sellers shall receive credits at Closing for the amount of any utility deposits with respect to the Real Property paid by Sellers to the extent Buyer receives a credit from the applicable utility company on account of such deposit.

SECTION 10.5         Miscellaneous Revenues. Periodic revenues, if any, arising out of telephone booths, vending machines, laundry machines or other income-producing agreements shall be adjusted and prorated between Buyer, on the one hand, and Sellers, on the other hand, as of the Adjustment Point (provided that, one-time inducement fees, “door fees” or similar non-recurring payments shall not be prorated as of the Closing).

SECTION 10.6         Supplies. Maintenance supplies in unopened containers based on Sellers’ actual cost therefor, including sales and/or use tax shall be adjusted and prorated between Buyer, on the one hand, and Sellers, on the other hand, as of the Closing.

SECTION 10.7         Assumed Contracts. Amounts due under the Assumed Contracts with Buyer to receive a credit at Closing for any amounts unpaid and attributable for the period prior to the Closing Date and Sellers to receive a credit at Closing for any amounts previously paid and attributable to the period on and following the Closing Date.

58

SECTION 10.8         Association Fees. If applicable, all owner’s association fees or similar fees and assessments due and payable with respect to the Real Property with respect to the year in which the Closing occurs shall be adjusted and prorated based on the periods of ownership by Sellers, on the one hand, and Buyer, on the other hand, during such year.

SECTION 10.9         Security Deposits. The actual amounts of the Refundable Security Deposits held by Sellers as landlord under the Space Leases shall be credited to Buyer against the balance of the Purchase Price at Closing. Any such Refundable Security Deposits in form other than cash (including SureDeposits and letters of credit) shall be transferred to Buyer on the Closing Date by way of appropriate instruments of transfer or assignment, subject to Section 6.3.

SECTION 10.10       Locator Fees. Seller shall pay (or provide Buyer with a credit at Closing to the extent unpaid) all apartment locator fees with respect to any Space Lease entered into prior to the Closing.

SECTION 10.11       Existing Loans. If and only if the Loan Assumption with respect to a particular Existing Loan occurs at the Closing as provided in this Agreement, then all accrued but unpaid interest under such particular Existing Loan shall be prorated at the Closing.

SECTION 10.12       Rent Ready Condition. For any apartment unit that is vacated on or before the date that is seven (7) days prior to the Closing Date and is not in Rent Ready Condition by the Closing Date, Seller shall credit Buyer $750.00 for the cost and expenses to put such unit in Rent Ready Condition. As used herein, “Rent Ready Condition” shall mean the condition in which Seller currently delivers vacant units to new tenants at the Property, freshly painted and cleaned, with all appliances, fixtures, and equipment therein in good working order.

SECTION 10.13       Other Adjustments. If applicable, the Purchase Price shall be adjusted at Closing to reflect the adjustment of any other item which, under the explicit terms of this Agreement, is to be apportioned at Closing. Any other items of operating income or operating expense that are customarily apportioned between the parties in real estate closings of comparable commercial properties in the metropolitan area where the Real Property is located shall be prorated as applicable; however, there will be no prorations for debt service with respect to a particular Existing Loan (unless the Loan Assumption with respect to such particular Existing Loan occurs at the Closing), insurance premiums or payroll (because Buyer is not acquiring or assuming Sellers’ financing, insurance or employees).

SECTION 10.14       Re-Adjustment. In the event any prorations or apportionments made under this Article 10 shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item that cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available. Notwithstanding anything to the contrary set forth herein, all reprorations contemplated by this Agreement shall be completed within three (3) months after Closing (subject to extension solely as necessary due to the unavailability of final information but in no event to exceed four (4) months after Closing); provided, however, the final date with respect to real estate, ad valorem real property and property taxes and assessments shall be thirty (30) days after the issuance of final bills or other final resolutions of any contest relating thereto. The obligations of Sellers and Buyer under this Article 10 shall survive the Closing for four (4) months; provided, however, the survival period with respect to real estate, ad valorem real property and property taxes and assessments shall be thirty (30) days after the issuance of final bills or other final resolutions of any contest relating thereto.

59

ARTICLE 11

INDEMNIFICATION

SECTION 11.1         Indemnification by Sellers. Following the Closing and subject to Sections 11.3, 11.4 and 11.5, Sellers shall indemnify and hold Buyer and its Affiliates, members, partners, shareholders, officers and directors (collectively, the “Buyer-Related Entities”) harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys’ fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses (“Losses”), arising out of, or resulting from, (a) any breach of any representation or warranty of Sellers contained in this Agreement or in any Closing Document and (b) any breach of any covenant of Sellers contained in this Agreement or in any Closing Document that expressly survives the Closing.

SECTION 11.2         Indemnification by Buyer. From and after the Closing and subject to Sections 11.4, 11.5 and 11.7, the Buyer that acquires title to the respective Asset at Closing shall indemnify and hold each Seller and each of its Affiliates, members, partners, shareholders, officers and directors (collectively, the “Seller-Related Entities”) harmless from any and all Losses arising out of, or in any way resulting from, (a) any breach of any representation or warranty by Buyer contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Buyer contained in this Agreement or in any Closing Document that expressly survives the Closing.

SECTION 11.3         Limitations on Indemnification. Notwithstanding the foregoing provisions of Section 11.1, (a) Sellers shall not be required to indemnify Buyer or any Buyer-Related Entities under Section 11.1 unless the aggregate of all amounts for which an indemnity would otherwise be payable by Sellers under Section 11.1 exceeds the Basket Limitation and, in such event, Sellers shall be responsible for all such amounts, (b) in no event shall the liability of Sellers with respect to the indemnification provided for in Section 11.1 exceed in the aggregate the Cap Limitation (provided that Sellers’ obligations under Article 10 with respect to prorations and adjustments and Sellers’ obligations under Section 14.2 with respect to the brokers shall not be subject to the Basket Limitation or the Cap Limitation), and (c) in the event Buyer obtains knowledge of or is aware of any inaccuracy or breach of any representation, warranty, or covenant of Sellers contained in this Agreement (a “Buyer Waived Breach”) after the Effective Date but prior to the Closing, and nonetheless proceeds with and consummates the Closing, then Buyer and any Buyer-Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article 11 for, or any other claim or cause of action under this Agreement, whether at law or in equity on account of any such Buyer Waived Breach. In no event shall Buyer be entitled to seek or obtain consequential, speculative, special, punitive or exemplary damages against Sellers. In no event shall Sellers be entitled to seek or obtain consequential, speculative, special, punitive or exemplary damages against Buyer.

60

SECTION 11.4         Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents that expressly survive the Closing shall survive for a period of six (6) months after the Closing unless a longer or shorter survival period is expressly provided for in this Agreement. Each Seller, on the one hand, and Buyer, on the other hand, shall have the right to bring an action or proceeding against the other for the breach of any such representation, warranty or covenant, but only if the party bringing the action for breach (i) first learns of the breach after the Closing, (ii) gives written notice of such breach to the other party within six (6) months following the Closing Date (unless a longer or shorter survival period is expressly provided for in this Agreement), and (iii) files such action for such breach on or before the first day following the second anniversary of the Closing Date unless a longer or shorter survival period is expressly provided for in this Agreement.

SECTION 11.5         Notification. In the event that any indemnified party (“Indemnified Party”) becomes aware of any claim or demand for which an indemnifying party (an “Indemnifying Party”) may have liability to such Indemnified Party hereunder (an “Indemnification Claim”), such Indemnified Party shall promptly, but in no event more than thirty (30) days following such Indemnified Party’s having become aware of such Indemnification Claim, notify the Indemnifying Party in writing of such Indemnification Claim, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable (which estimate shall not be conclusive of the final amount of such Indemnification Claim), any other remedy sought thereunder, any relevant time constraints relating thereto and, to the extent practicable, any other material details pertaining thereto; provided, that no delay on the part of the Indemnified Party in giving any such notice of a Indemnification Claim shall relieve the Indemnifying Party of any indemnification obligations hereunder except to the extent that the Indemnifying Party is prejudiced by such delay.

SECTION 11.6         Indemnification as Sole Remedy. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, covenant or other provision of this Agreement or any Closing Document which expressly survives the Closing shall be the indemnifications provided for under this Article 11, except as it relates to proration obligations under Article 10 and the indemnification obligations under Section 7.1 and Section 14.2.

SECTION 11.7         Limits on Buyer Indemnification. Notwithstanding the foregoing provisions of Section 11.2, (a) Buyer shall not be required to indemnify any Seller or any Seller-Related Entities under Section 11.2 unless the aggregate of all amounts for which an indemnity would otherwise be payable by Buyer under Section 11.2 exceeds the Basket Limitation and, in such event, Buyer shall be responsible for all such amounts (provided that Buyer’s obligations under Article 10 with respect to prorations and adjustments shall not be subject to the Basket Limitation), and (c) in the event of any Seller’s Knowledge of any inaccuracy or breach of any representation, warranty, or covenant of Buyer contained in this Agreement (a “Seller Waived Breach”) after the Effective Date but prior to the Closing, and such Seller nonetheless proceeds with and consummates the Closing with such Seller’s Knowledge, then each Seller and any Seller-Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article 11 for, or any other claim or cause of action under this Agreement, whether at law or in equity on account of any such Seller Waived Breach. In no event shall any Seller be entitled to seek or obtain consequential, speculative, special, punitive or exemplary damages against Buyer.

61

ARTICLE 12

TAX CERTIORARI PROCEEDINGS

SECTION 12.1         Prosecution and Settlement of Proceedings. If any tax reduction proceedings in respect of the Real Property, relating to any fiscal years ending prior to the fiscal year in which the Closing occurs are pending at the time of the Closing, Sellers reserve and shall have the right to continue to prosecute and/or settle the same. Prior to the Closing, Sellers reserve and shall have the right to initiate and continue any tax reduction proceedings in respect of the Real Property relating to the fiscal year in which the Closing occurs; provided, however, that Sellers shall not settle any such proceeding without Buyer’s prior written consent, which consent shall not be unreasonably withheld or delayed. From and after the Closing, Buyer shall have the right to initiate or assume tax reduction proceedings in respect of the Real Property relating to the fiscal year in which the Closing occurs and shall have the right to continue to prosecute and/or settle the same. Sellers and Buyer shall, from time to time, each keep the other reasonably informed of the status of any such tax reduction proceedings.

SECTION 12.2         Application of Refunds or Savings. Any refunds or savings in the payment of taxes resulting from such tax reduction proceedings applicable to taxes payable with respect to the period prior to the date of the Closing shall belong to and be the property of Sellers, and any refunds or savings in the payment of taxes applicable to taxes with respect to the period on or after the date of the Closing shall belong to and be the property of Buyer. All attorneys’ fees and other expenses incurred in obtaining such refunds or savings shall be apportioned between Sellers, on the one hand, and Buyer, on the other hand, in proportion to the gross amount of such refunds or savings payable to Sellers and Buyer, respectively (without regard to any amounts reimbursable to tenants); provided, however, that neither Sellers nor Buyer shall have any liability for any such fees or expenses in excess of the refund or savings paid to such party unless such party initiated such proceeding.

SECTION 12.3         Survival. The provisions of this Article 12 shall survive the Closing.

ARTICLE 13

DEFAULT

SECTION 13.1         Buyer’s Default.

(a)          This Agreement may be terminated by Sellers prior to the Closing if (i) any of the conditions precedent to Sellers’ obligations set forth in Section 5.1 have not been satisfied or waived by Sellers on or prior to the Closing Date or (ii) there is a material breach or default by Buyer in the performance of any of its obligations under this Agreement.

(b)          In the event this Agreement is terminated pursuant to Section 13.1(a), this Agreement shall be null and void and of no further force or effect and no party shall have any rights or obligations against or to the other except (i) for those provisions hereof which by their terms expressly survive the termination of this Agreement and (ii) as set forth in Section 13.1(c).

62

(c)          In the event Sellers terminate this Agreement as a result of a material breach or default by Buyer in any of its obligations under this Agreement of which Sellers have provided Buyer written notice of and Buyer has failed to cure within five (5) Business Days of such notice (but in all events such material breach or default is not cured prior to the Closing Date, if earlier), the Escrow Agent shall immediately disburse the Earnest Money to Sellers, and upon such disbursement Sellers and Buyer shall have no further obligations under this Agreement, except those which expressly survive such termination. Buyer and Sellers hereby acknowledge and agree that it would be impractical and/or extremely difficult to fix or establish the actual damage sustained by Sellers as a result of such default by Buyer, and agree that the Earnest Money is a reasonable approximation thereof. Accordingly, in the event that Buyer breaches this Agreement by materially defaulting in the performance of any of its obligations under this Agreement, the Earnest Money shall constitute and be deemed to be the agreed and liquidated damages of Sellers, and shall be paid by the Escrow Agent to Sellers as Sellers’ sole and exclusive remedy hereunder; provided, however, that the foregoing shall not limit Buyer’s obligation to pay to Sellers all attorney’s fees and costs of Sellers to enforce the provisions of this Section 13.1.

SECTION 13.2         Seller’s Default; Failure of Conditions.

(a)          This Agreement may be terminated by Buyer prior to the Closing if (i) any of the conditions precedent to Buyer’s obligations set forth in Section 5.2 have not been satisfied or waived by Buyer on or prior to the Closing Date or (ii) there is a material breach or default by any Seller in the performance of its obligations under this Agreement of which Buyer has provided Sellers written notice of and Sellers have failed to cure within five (5) Business Days of such notice (but in all events such material breach or default is not cured prior to the Closing Date, if earlier), provided that Sellers shall not be entitled to such notice and opportunity to cure for failure to cause the sale of the Assets on the Closing Date.

(b)          Upon termination of this Agreement by Buyer pursuant to Section 13.2(a), the Escrow Agent shall disburse the Earnest Money to Buyer, and upon such disbursement Sellers and Buyer shall have no further obligations under this Agreement, except those which expressly survive such termination and as set forth in Section 13.2(c).

(c)          If any Seller shall materially default in the performance of its obligations under this Agreement to cause the sale of the Assets on the Closing Date, Buyer, at its option, as its sole and exclusive remedy, may (i) terminate this Agreement, direct the Escrow Agent to deliver the Earnest Money to Buyer and retain the Earnest Money, and in the event of a material and intentional default by any Seller, Sellers shall reimburse Buyer for Buyer’s actual and verifiable out-of-pocket third party costs relating directly to this transaction including the amount of all assumption fees, rate lock fees and all other non-refundable fees, expenses and deposits incurred by Buyer in connection with any Loan Assumption or any debt financing provided that Sellers’ reimbursement obligation shall not exceed the aggregate sum of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00), at which time this Agreement shall be terminated and of no further force and effect except for the provisions which explicitly survive such termination or (ii) seek an action for specific performance of the terms and conditions of this Agreement; provided that such specific performance action must be initiated no later than sixty (60) days following such default.

63

ARTICLE 14

MISCELLANEOUS

SECTION 14.1         Exculpation.

(a)          Notwithstanding anything to the contrary contained herein, each Seller’s shareholders, partners, members, managers, the partners, members or managers of such partners members or managers, the shareholders of such partners, members or managers, and the trustees, officers, directors, employees, agents and security holders of such Seller and the partners, members or managers of such Seller assume no personal liability for any obligations entered into on behalf of any Seller and their individual assets shall not be subject to any claims of any person relating to such obligations. The foregoing shall govern any direct and indirect obligations of Sellers under this Agreement.

(b)          Notwithstanding anything to the contrary contained herein, Buyer’s shareholders, partners, members, managers, the partners, members or managers of such partners members or managers, the shareholders of such partners, members or managers, and the trustees, officers, directors, employees, agents and security holders of Buyer and the partners, members or managers of Buyer assume no personal liability for any obligations entered into on behalf of Buyer and their individual assets shall not be subject to any claims of any person relating to such obligations. The foregoing shall govern any direct and indirect obligations of Buyer under this Agreement.

SECTION 14.2         Brokers.

(a)          Each Seller represents and warrants to Buyer that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby. Sellers agree to indemnify, protect, defend and hold Buyer and the Buyer-Related Entities harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and disbursements) and charges resulting from any Seller’s breach of the foregoing representation in this Section 14.2(a). The provisions of this Section 14.2(a) shall survive the Closing or any termination of this Agreement.

(b)          Buyer represents and warrants to Sellers that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby. Buyer agrees to indemnify, protect, defend and hold Sellers and the Seller-Related Entities harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and disbursements) and charges resulting from Buyer’s breach of the foregoing representations in this Section 14.2(b). The provisions of this Section 14.2(b) shall survive the Closing or any termination of this Agreement.

(c)          The Texas Real Estate License Act requires a real estate agent to advise Buyer that Buyer should have an attorney examine an abstract of title to the Real Property being purchased; or a title insurance policy should be obtained.

64

SECTION 14.3         Confidentiality; Press Release; IRS Reporting Requirements.

(a)          Buyer and Sellers, and each of their respective Affiliates, shall hold as confidential all information disclosed in connection with the transaction contemplated hereby and concerning each other, the Assets, this Agreement and the transactions contemplated hereby and shall not release any such information to third parties without the prior written consent of the other parties hereto, except (i) any information which was previously or is hereafter publicly disclosed (other than in violation of this Agreement or other confidentiality agreements to which Affiliates of Buyer or Seller are parties), (ii) to their partners, advisers, underwriters, analysts, employees, Affiliates, officers, directors, consultants, investors, lenders, accountants, legal counsel, title companies or other advisors of any of the foregoing, provided that they are advised as to the confidential nature of such information and are instructed to maintain such confidentiality and (iii) to comply with any law, rule or regulation. In no event shall Buyer knowingly contact any member or partner of any Seller other than Chris Brace and Brian Kelly without the prior written approval of Sellers. The foregoing shall constitute a modification of any prior confidentiality agreement that may have been entered into by the parties. The provisions of this Section 14.3(a) shall survive the Closing and the termination of this Agreement for a period of one (1) year.

(b)          Any Seller or Buyer may issue a press release with respect to this Agreement and the transactions contemplated hereby, provided that the content of any such press release shall be subject to the prior written consent of the other parties hereto and in no event shall any such press release disclose the identity of Buyer’s or any Seller’s direct or indirect beneficial owners by name or the consideration paid for the Assets.

(c)          For the purpose of complying with any information reporting requirements or other rules and regulations of the IRS that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement, including, but not limited to, any requirements set forth in proposed Income Tax Regulation Section 1.6045-4 and any final or successor version thereof (collectively, the “IRS Reporting Requirements”), Sellers and Buyer hereby designate and appoint the Escrow Agent to act as the “Reporting Person” (as that term is defined in the IRS Reporting Requirements) to be responsible for complying with any IRS Reporting Requirements. The Escrow Agent hereby acknowledges and accepts such designation and appointment and agrees to fully comply with any IRS Reporting Requirements that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement. Without limiting the responsibility and obligations of the Escrow Agent as the Reporting Person, Sellers and Buyer hereby agree to comply with any provisions of the IRS Reporting Requirements that are not identified therein as the responsibility of the Reporting Person, including, but not limited to, the requirement that Sellers and Buyer each retain an original counterpart of this Agreement for at least four years following the calendar year of the Closing.

SECTION 14.4         Escrow Provisions.

(a)          The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of any of the parties, and the Escrow Agent shall not be liable to any of the parties for any act or omission on its part, other than for its breach of this Agreement or its gross negligence or willful misconduct. Sellers and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including attorneys’ fees and disbursements, incurred in connection with the performance of the Escrow Agent’s duties hereunder (except to the extent resulting from its breach of this Agreement or its gross negligence or willful misconduct).

65

(b)          The Escrow Agent has acknowledged its agreement to these provisions by signing this Agreement in the place indicated following the signatures of Sellers and Buyer.

SECTION 14.5         Earnest Money Escrow Account.

(a)          The Escrow Agent shall hold the Earnest Money in escrow in a federally-insured interest-bearing bank account reasonably approved by Sellers and Buyer (the “Earnest Money Escrow Account”). Escrow Agent shall not be liable for any failure, refusal, insolvency, or inability of the depository into which the Earnest Money is deposited to pay the Earnest Money at Escrow Agent’s direction, or for levies by taxing authorities based upon the taxpayer identification number used to establish this interest bearing account.

(b)          The Escrow Agent shall hold the Earnest Money in escrow in the Earnest Money Escrow Account until the Closing or sooner termination of this Agreement and shall hold or apply such proceeds in accordance with the terms of this Section 14.5(b). Sellers and Buyer understand that no interest is earned on the Earnest Money during the time it takes to transfer into and out of the Earnest Money Escrow Account. At the Closing, the Earnest Money shall be paid by the Escrow Agent to, or at the direction of, Sellers and credited against the Purchase Price. If for any reason the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of such amount, the Escrow Agent shall, within 24 hours give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from such other party within five (5) Business Days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such five (5) Business Day period or if for any other reason the Escrow Agent in good faith shall elect not to make such payment, the Escrow Agent shall continue to hold such amount until otherwise directed by joint written instructions from the parties to this Agreement or a final judgment of a court of competent jurisdiction. The Escrow Agent shall give written notice of such deposit to Sellers and Buyer. Upon such deposit the Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

SECTION 14.6         Successors and Assigns; No Third-Party Beneficiaries. The stipulations, terms, covenants and agreements contained in this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective permitted successors and assigns (including any successor entity after a public offering of stock, merger, consolidation, purchase or other similar transaction involving a party hereto) and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

66

SECTION 14.7         Assignment. This Agreement may not be assigned by Buyer without the prior written consent of Sellers. Any transfer of a majority of the direct or indirect interests in Buyer shall be deemed to be an assignment of this Agreement by Buyer. Notwithstanding the foregoing, Buyer may assign all of its rights under this Agreement as such interest relates to one or more of the Assets at or prior to the Closing to one or more (i) limited partnerships or other entities in which Buyer or Affiliates thereof are direct or indirect partners, members or shareholders, and/or (ii) one or more tenant-in-common entities so long as CWS Apartment Homes LLC is the initial property manager of the applicable Real Property after Closing, provided that (i) the Buyer originally named in this Agreement will continue to remain primarily liable under this Agreement for any pre-Closing obligations or liabilities notwithstanding any such assignment, (ii) Buyer shall deliver written notice to Sellers of any such assignment at least seven (7) Business Days prior to the Closing Date (which notice shall include the name, entity type, state of formation and signature block of the assignee), (iii) Buyer and Buyer’s assignee shall execute and deliver an assignment and assumption agreement in form reasonably satisfactory to Sellers prior to the Closing (which shall include an assumption by Buyer’s assignee of all obligations and liabilities of Buyer under this Agreement which arise from and after the date of such assignment), and (iv) Steven J. Sherwood, Gary Carmell, Michael Engels, Michael Brittingham, Justin Leahy, family members of each of such five individuals, and any trusts, partnerships or other entities, directly or indirectly, owned, controlled or for the benefit of any such five individuals or any of their respective family members (collectively, the “CWS Group”), any entity in which the managing member, manager or general partner is, directly or indirectly, owned or controlled by one or more of the CWS Group and the strategic apartment fund indirectly controlled by the CWS Group, shall, in the aggregate, invest, directly or indirectly, no less than $4,500,000 of equity in the aggregate in the Buyer(s) that acquires title to the Assets at Closing. Notwithstanding the foregoing, each Seller may assign or transfer its rights or obligations under this Agreement and title to its Real Property, without Buyer’s consent, to a Delaware limited partnership in which such Seller or its Affiliate is (directly or indirectly) a 99% (or more) limited partner and an Affiliate of such Seller is the sole general partner of such limited partnership, provided that (i) such Seller will continue to remain primarily liable under this Agreement notwithstanding any such assignment, (ii) such Seller shall deliver written notice to Buyer of any such assignment at least seven (7) Business Days prior to the Closing Date (which notice shall include the name, entity type, state of formation and signature block of the assignee), and (iii) such Seller and its assignee shall execute and deliver an assignment and assumption agreement in form reasonably satisfactory to Buyer prior to the Closing (which shall include an assumption by such Seller’s assignee of all obligations and liabilities of such Seller under this Agreement which arise from and after the date of such assignment). In no event shall the Sellers originally named in this Agreement be released from any liability or obligation under this Agreement as a result of any such assignment or transfer.

SECTION 14.8         Further Assurances. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

SECTION 14.9         Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and shall be (i) personally delivered, (ii) delivered by express mail, Federal Express or other comparable overnight courier service, (iii) mailed to the party to which the notice, demand or request is being made by certified or registered mail, postage prepaid, return receipt requested, or (iv) sent by electronic mail, with telephone or written confirmation within one (1) Business Day, as follows:

67

To Sellers:	c/o LivCor, LLC
233 South Wacker Drive, Suite 4200
Chicago, Illinois 60606
Attention: Chris Brace
Telephone: (312) 466-3300

with copy thereof to:	Pircher Nichols & Meeks
1925 Century Park East, Suite 1700
Los Angeles, California 90067
Attention: Real Estate Notices (JHI/ADK/DGM)
Telephone: (310) 201-8900
Email: jirons@pircher.com; akoerber@pircher.com; dmerkel@pircher.com

To Buyer:	CWS Apartment Homes LLC
9606 N. MoPac Expwy, Suite 500
Austin, Texas 78759
Attention: Michael Engels and Michael Brittingham
Telephone: (512) 837-3028
Email: mengels@cwscapital.com; mbrittingham@cwscapital.com

with copy thereof to:	CWS Capital Partners LLC
14 Corporate Plaza, Suite 210
Newport Beach, California 92660
Attention: Gary Carmell and Mary Ellen Barlow
Telephone: (949) 640-4200
Email: gcarmell@cwscapital.com; mbarlow@cwscapital.com

and to:	Bocarsly Emden Cowan Esmail & Arndt, LLP
633 West 5th Street, 64th Floor
Los Angeles, California 90071
Attention: Aaftab Esmail and Tracy Damudar
Telephone: (213) 239-8010;
(213) 230-8057
Email: aesmail@bocarsly.com; tdamudar@bocarsly.com

To the Title Company/Escrow	First American Title Insurance Company
Agent:	30 North LaSalle Street, Suite 2700
Chicago, Illinois 60602
Attention: Deanna Wilkie
Telephone: (312) 917-7238
Email: dawilkie@firstam.com

All notices (i) shall be deemed to have been given on the date that the same shall have been delivered in accordance with the provisions of this Section and (ii) may be given either by a party or by such party’s attorneys. Any party may, from time to time, specify as its address for purposes of this Agreement any other address upon the giving of ten (10) days’ prior notice thereof to the other parties.

68

SECTION 14.10 Entire Agreement. This Agreement, along with the Exhibits and Schedules hereto contains all of the terms agreed upon between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore had or made among the parties hereto are merged in this Agreement which alone fully and completely expresses the agreement of the parties hereto.

SECTION 14.11 Amendments. This Agreement may not be amended, modified, supplemented or terminated, nor may any of the obligations of Sellers or Buyer hereunder be waived, except by written agreement executed by the party or parties to be charged.

SECTION 14.12 No Waiver. No waiver by either party of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

SECTION 14.13 Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Texas.

SECTION 14.14 Submission to Jurisdiction. To the fullest extent permissible by Applicable Law, Buyer and Sellers irrevocably submit to the jurisdiction of (a) the District Court of Bexar County, Texas and (b) the United States District Court with jurisdiction in Bexar County, Texas for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Buyer and Sellers further agree that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Texas with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Buyer and Sellers irrevocably and unconditionally waive trial by jury and irrevocably and, to the fullest extent permissible by Applicable Law, unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (x) the District Court of Bexar County, Texas and (y) the United States District Court with jurisdiction in Bexar County, Texas, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 14.15 Severability. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

SECTION 14.16 Section Headings. The headings of the various Sections of this Agreement have been inserted only for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

69

SECTION 14.17 Counterparts. This Agreement may be executed in two or more counterparts and by facsimile or electronic (e.g., pdf) signatures, which taken together still constitute collectively one agreement. In making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart with each party’s counterpart, facsimile or electronic signature.

SECTION 14.18 Acceptance of Deed. The acceptance of the Deeds by Buyer shall be deemed full compliance by Sellers of all of Sellers’ obligations under this Agreement except for those obligations of Sellers which are specifically stated to survive the delivery of the Deeds or the Closing hereunder.

SECTION 14.19 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

SECTION 14.20 Recordation. Neither this Agreement nor any memorandum or notice of this Agreement may be recorded by any party hereto without the prior written consent of the other parties hereto; provided, however, such recording shall be permitted as and to the extent necessary in connection with an action for specific performance. The provisions of this Section shall survive the Closing or any termination of this Agreement. In furtherance of the foregoing, Buyer hereby indemnifies Sellers from and against any and all Losses arising out of a breach of this Section 14.20. The provisions of this Section 14.20 shall survive the Closing or any termination of this Agreement.

SECTION 14.21 Time is of the Essence. Sellers and Buyer agree that time is of the essence with respect to the obligations of Buyer and Sellers under this Agreement. However, whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-Business Day, then such period (or date) shall be extended until the immediately following Business Day.

SECTION 14.22 Schedules. Sellers and Buyer agree that disclosure of any fact or item on any schedule attached to this Agreement shall, should the existence of such fact or item be relevant to any other schedule, be deemed to be disclosed with respect to that other schedule so long as the relevance of such disclosure to such other schedule is reasonably apparent.

SECTION 14.23 Waiver of Jury Trial. Sellers and Buyer hereby irrevocably waive trial by jury in any action, proceeding or counterclaim brought by one party against another party on any matter arising out of or in any way connected with this Agreement.

SECTION 14.24 Survival.

(a)          Any obligations or liabilities of Sellers or Buyer hereunder shall survive the Closing or earlier termination of this Agreement solely to the extent expressly provided herein.

(b)          Unless expressly stated otherwise, all terms and provisions contained in this Agreement shall not survive the Closing.

70

SECTION 14.25 Water/Sewer Services. The Real Property described herein may be located in a certificated water or sewer service area, which is authorized by law to provide water or sewer service to the properties in the certificated area. If your property is located in a certificated area, there may be special costs or charges that you will be required to pay before you can receive water or sewer service. There may be a period required to construct lines or other facilities necessary to provide water or sewer service to the Real Property. Buyer is advised to contact the utility service provider to determine the cost that Buyer will be required to pay and the period, if any, that is required to provide water or sewer services to the Real Property. The undersigned Buyer hereby acknowledges receipt of the foregoing notice at or before the execution of a binding contract for the purchase of the Real Property described in this notice.

SECTION 14.26 Intentionally Omitted.

SECTION 14.27 Annexation Notice. To the extent Section 5.011 of the Texas Property Code is applicable to all or any portion of the Real Property, or this transaction, Buyer hereby acknowledges and agrees that Seller delivered the following notice to Buyer prior to execution of this Agreement:

“NOTICE REGARDING POSSIBLE ANNEXATION

If the property that is the subject of this Agreement is located outside the limits of a municipality, the property may now or later be included in the extraterritorial jurisdiction. To determine if the property is located within a municipality’s extraterritorial jurisdiction or is likely to be located within a municipality’s extraterritorial jurisdiction, contact all municipalities located in the general proximity of the property for further information. The foregoing notice has been given solely in order to comply with Section 5.011 of the Texas Property Code and Seller makes no representation whether and to what extent the property may already be located within the limits of a municipality.”

SECTION 14.28 Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or any Seller brings any suit or other proceeding, including an arbitration proceeding, with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency, arbitrator or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys’ fees, expenses and costs of investigation actually incurred. The foregoing includes attorneys’ fees, expenses and costs of investigation (including those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes. The provisions of this Section shall survive the Closing without limitation or any termination of this Agreement.

71

SECTION 14.29 DTPA Waiver. BUYER IS A SOPHISTICATED REAL ESTATE INVESTOR AND HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION. BUYER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHTS, REMEDIES AND BENEFITS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (SECTIONS 17.41 AND FOLLOWING OF THE TEXAS BUSINESS AND COMMERCE CODE) (THE “DTPA”) AND ANY OTHER SIMILAR CONSUMER PROTECTION LAW, WHETHER FEDERAL, STATE OR LOCAL. BUYER COVENANTS NOT TO SUE SELLER UNDER THE DTPA OR ANY SUCH SIMILAR CONSUMER PROTECTION LAW. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

SECTION 14.30 Water District Disclosure. THE REAL PROPERTY IS LOCATED IN A DISTRICT CREATED BY THE STATE OF TEXAS PROVIDING OR PROPOSING TO PROVIDE, AS THE DISTRICT’S PRINCIPAL FUNCTION, WATER, SEWER, DRAINAGE, AND FLOOD CONTROL OR PROTECTION FACILITIES OR SERVICES. SUCH DISTRICT HAS TAXING AUTHORITY SEPARATE FROM ANY OTHER TAXING AUTHORITY, AND MAY ISSUE BONDS AND/OR LEVY ADDITIONAL TAXES TO PROVIDE UTILITY FACILITIES AND/OR SERVICES WITHIN THE DISTRICT. SUCH DISTRICT ALSO HAS AUTHORITY TO ADOPT AND IMPOSE STANDBY FEES ON PROPERTY IN THE DISTRICT. A DISTRICT MAY EXERCISE AUTHORITY WITHOUT HOLDING AN ELECTION ON THE MATTER. Buyer acknowledges that Chapter 49 of the Texas Water Code requires such Seller to deliver and Buyer to sign and deliver a statutory notice relating to the tax rate, bonded indebtedness, or standby fee of the district prior to final execution of this Agreement in substantially the form of Exhibit J attached hereto and incorporated herein for all purposes. Buyer hereby (i) acknowledges receipt of the notice contained in this Section and this Agreement, (ii) waives any other rights Buyer may have under this Agreement or Applicable Law with respect to notice that the Property is situated in utility or other statutorily created district providing water, sewer, drainage or flood control facilities and services, and (iii) agrees to execute and deliver such statutory notice contemporaneously with Buyer’s execution of this Agreement and at or prior to the Closing, if requested by any Seller.

SECTION 14.31 1031 Exchange. Buyer may desire to effectuate a tax-deferred exchange (also known as a “1031” exchange) (an “Exchange”) in connection with the purchase and sale of any or all of the Real Property. Buyer and Sellers hereby agree to cooperate with each other in connection with an Exchange, provided that: (a) all documents executed by any Seller in connection with the Exchange shall be subject to the prior reasonable approval of Sellers and shall recognize that Sellers are acting solely as an accommodating party to such Exchange, Sellers shall have no liability with respect thereto, and are making no representation or warranty that the transactions qualify as a tax-deferred exchange under Section 1031 of the Internal Revenue Code or any applicable state or local laws and shall have no liability whatsoever if any such transactions fail to so qualify; (b) such Exchange shall not result in Sellers incurring any additional costs or liabilities, and Buyer shall indemnify, defend and hold Sellers harmless against any such additional claims, causes of action, costs and liabilities; (c) the Exchange shall not result in any increased risks or any adverse tax consequences to Sellers; (d) in no event shall Sellers be obligated to acquire any property or otherwise be obligated to take title, or appear in the records of title, to any property in connection with the Exchange; and (e) in no event shall Buyer’s consummation of such Exchange constitute a condition precedent to Buyer’s obligations under this Agreement, and Buyer’s failure or inability to consummate such Exchange for any reason or for no reason at all shall not be deemed to excuse or release Buyer from its obligations under this Agreement. Buyer shall indemnify and hold Sellers harmless from and against all claims, demands, actions, proceedings, damages, losses, liabilities, costs and expenses resulting from such tax deferred exchange by Buyer.

72

SECTION 14.32 Anti-Terrorism Law. Each party shall take any actions that may be required to comply with the terms of the Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws, as amended, any regulations promulgated under the foregoing Applicable Laws, any sanctions program administered by the U.S. Department of Treasury’s Office of Foreign Asset Control or Financial Crimes Enforcement Network, or any other Applicable Laws designed to combat corruption, bribery, terrorism, drug-trafficking or money laundering. Each party represents and warrants to the other party that it is not an entity named on any Government List, as last updated prior to the date of this Agreement.

SECTION 14.33 Signage Removal. Promptly after the Closing, Buyer shall “banner” or otherwise temporarily mask the portion of all signage containing the “Orion” or “Pegasus” name or logo, so as to indicate the new ownership, failing which upon five (5) days’ prior written notice, any Seller may do so at Buyer’s expense. Within sixty (60) days after the Closing, Buyer shall cause the portion of all signage containing the “Orion” or “Pegasus” name and such logo to be removed, failing which any Seller may remove such portion of the signage at Buyer’s expense upon fifteen (15) days’ prior written notice. The provisions of this Section shall survive the Closing without limitation.

SECTION 14.34 Cibolo Canyons Resort Master Covenant Notice. Pursuant to Section 3.03(b) of that certain Cibolo Canyons Resort Master Covenant recorded on September 21, 2005 as Document# 20050216763 in the Official Records of Bexar County, Texas (the “Master Covenant”), Sellers hereby notify Buyer of Buyer’s obligation to execute and deliver a Membership Agreement in accordance with the Master Covenant following the Closing. Section 3.03(b) of the Master Covenant provides that each Owner must execute a Membership Agreement and deliver the same to the Association prior to or concurrently with the recording of a deed conveying fee title to a Lot or Condominium Unit to such Owner, if required by the Board. Capitalized terms used in this Section 14.34 and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Master Covenant.

[Remainder of page left blank;

Signatures follow on next page]

73

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

CROWN RIDGE SELLER:

BRE MF Crown Ridge LLC,
a Delaware limited liability company

By:	BRE MF Investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF Investment GP LLC, a Delaware limited liability company
General Partner

		By:	/s/ Olivia John
		Name:	Olivia John
		Title:	Managing Director and Vice President

Signature Page – 1

CANYON SPRINGS SELLER:

BRE MF Canyon Springs LLC,
a Delaware limited liability company

By:	BRE MF Investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF Investment GP LLC, a Delaware limited liability company
General Partner

		By:	/s/ Olivia John
		Name:	Olivia John
		Title:	Managing Director and Vice President

Signature Page – 2

CASCADES I SELLER:

BRE MF Cascades I LLC,
a Delaware limited liability company

By:	BRE MF Investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF Investment GP LLC, a Delaware limited liability company
General Partner

		By:	/s/ Olivia John
		Name:	Olivia John
		Title:	Managing Director and Vice President

Signature Page – 3

CASCADES II SELLER:

BRE MF Cascades II LLC,
a Delaware limited liability company

By:	BRE MF Investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF Investment GP LLC, a Delaware limited liability company
General Partner

		By:	/s/ Olivia John
		Name:	Olivia John
		Title:	Managing Director and Vice President

Signature Page – 4

CIBOLO CANYON SELLER:

BRE MF TPC LLC,
a Delaware limited liability company

By:	BRE MF Investment L.P.,
a Delaware limited partnership, Its Sole Member

	By:	BRE MF Investment GP LLC, a Delaware limited liability Company
General Partner

		By:	/s/ Olivia John
		Name:	Olivia John
		Title:	Managing Director and Vice President

(Signatures continue on following page)

Signature Page – 5

BUYER:

CWS Apartment Homes LLC,
a Delaware limited liability company

By:	/s/ Gary Carmell
Name:	Gary Carmell
Title:	President

Signature Page – 6

JOINDERBY ESCROW AGENT

First American Title Insurance Company, referred to in this Agreement as the “Escrow Agent,” hereby acknowledges that it received this Agreement executed by Sellers and Buyer as of March 15th, 2017 and accepts the obligations of the Escrow Agent as set forth herein.

First American Title Insurance Company

By:	/s/ Deanna Wilkie
Name:	Deanna Wilkie
Title:	Escrow Officer

Joinder

ACKNOWLEDGEMENT BY ESCROW AGENT OF RECEIPT OF EARNEST MONEY

First American Title Insurance Company, referred to in this Agreement as the "Escrow Agent," hereby acknowledges that it received the Initial Earnest Money on March 16th, 2017. The Escrow Agent hereby agrees to hold and distribute the Earnest Money in accordance with the terms and provisions of the Agreement.

First American Title Insurance Company

By:	/s/ Deanna Wilkie
Name:	Deanna Wilkie
Title:	Escrow Officer

Acknowledgement

Schedule A-1

Legal Description of Crown Ridge Land

The land referred to herein is situated in the City of San Antonio, County of Bexar, State of Texas, and is described as follows:

BEING LOT 1, BLOCK 1, BABCOCK ROAD APARTMENTS, A SUBDIVISION ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 9601, PAGE 168, OF THE DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS.

Schedule A-1

Schedule A-2

Legal Description of Canyon Springs Land

The land referred to herein is situated in the City of San Antonio, County of Bexar, State of Texas, and is described as follows:

LOTS 3, 4, AND 5, BLOCK 21, CB 4929, THE MANSIONS AT CANYON SPRINGS II, BEXAR COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 9570, PAGES 154-156, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS.

Schedule A-2

Schedule A-3

Legal Description of Cascades I Land

The land referred to herein is situated in the City of Tyler, County of Smith, State of Texas, and is described as follows:

TRACT 1:

BEING ALL OF LOT 1, N.C.B. 1806, OF AMENDING PLAT MANSIONS AT THE CASCADES, A SUBDIVISION IN THE CITY OF TYLER, SMITH COUNTY, TEXAS, ACCORDING TO THE PLAT THEREOF RECORDED IN CABINET D, SLIDE 396-A, PLAT RECORDS, SMITH COUNTY, TEXAS.

TRACT 2:

NON-EXCLUSIVE EASEMENT FOR EMERGENCY ACCESS AND TEMPORARY ACCESS AS SET OUT IN DECLARATION OF RESTRICTIONS AND EASEMENTS RECORDED IN VOLUME 7371, PAGE 776, OF THE OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS, AS AMENDED AND SUPPLEMENTED THERETO, AND AS ASSIGNED TO WESTERN RIM INVESTORS 2006-3, LP., A TEXAS LIMITED PARTNERSHIP IN SPECIAL WARRANTY DEED, DATED 08/11/2006, RECORDED UNDER DOCUMENT NO. 2006- R00040927, AS CORRECTED BY INSTRUMENT RECORDED UNDER DOCUMENT NO. 2006-R00050729, OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS.

TRACT 3:

NON-EXCLUSIVE WATER LINE EASEMENT AS SET OUT IN WATER LINE EASEMENT AGREEMENT, DATED 08/11/2006, FILED OF RECORD 08/16/2006, RECORDED UNDER DOCUMENT NO. 2006-R00040933, AS CORRECTED BY INSTRUMENT RECORDED UNDER DOCUMENT NO. 2006-R00050733, OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS.

TRACT 4:

NON-EXCLUSIVE SEWER LINE EASEMENT AS SET OUT IN SEWER LINE EASEMENT AGREEMENT, DATED 08/11/2006, FILED FOR RECORD 08/16/2006, RECORDED UNDER DOCUMENT NO. 2006-R00040932, AS CORRECTED BY INSTRUMENT RECORDED UNDER DOCUMENT NO. 2006-R00050732, OFFICIAL PUBLIC RECORDS OF SMITH COUNTY, TEXAS.

Schedule A-3

Schedule A-4

Legal Description of Cascades II Land

The land referred to herein is situated in the City of Tyler, County of Smith, State of Texas, and is described as follows:

BEING ALL THAT CERTAIN LOT, TRACT OR PARCEL OF LAND, BEING PART OF THE MCKINNEY & WILLIAMS SURVEY, ABSTRACT NO. 728, PART OF THE L.H. ASHCROFT SURVEY, ABSTRACT NO. 48, SMITH COUNTY, TEXAS, BEING ALL OF LOT 1, N.C.B. 1802-F, ALL OF LOTS 1-31, N.C.B. 1802-G, ALL OF LOUISE COURT (60’ PRIVATE STREET), AND ALL OF PINE TERRACE (60’ PRIVATE STREET), OF THE SECOND AMENDING PLAT CASCADES VI, AS SHOWN BY PLAT OF SAME RECORDED IN CABINET E, SLIDE 92-B, PLAT RECORDS, SMITH COUNTY, TEXAS, AS CORRECTED BY CERTIFICATE OF CORRECTION FILED 04/21/2014 UNDER DOCUMENT NO. 2014-00015135, OFFICIAL RECORDS OF SMITH COUNTY, TEXAS, BEING MORE COMPLETELY DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT A 5/8” IRON ROD (FOUND) IN THE WEST LINE OF LOT 21, BLOCK 4, BRIARWOOD ESTATES, UNIT 1, AS SHOWN BY PLAT OF SAME RECORDED IN CABINET B, SLIDE 260-B, THE NORTHEAST CORNER OF THE ABOVE MENTIONED LOT 19, THE MOST EASTERLY SOUTHEAST CORNER OF LOT 1, N.C.B. 1806, MANSIONS AT THE CASCADES, AS SHOWN BY PLAT OF SAME RECORDED IN CABINET D, PAGE 396-A;

THENCE SOUTH 00 DEGREES 54 MINUTES 25 SECONDS EAST WITH THE WEST LINE OF BLOCK 4 AND BLOCK 8, BRIARWOOD ESTATES, UNIT 1AND THE EAST LINE OF THE ABOVE MENTIONED N.C.B. 1802-G, A DISTANCE OF 927.14 FT. TO A 5/8 IRON ROD (FOUND) FOR THE SOUTHEAST CORNER OF SAME, THE SOUTHEAST CORNER OF LOT 1, IN THE NORTH LINE OF THE M. L. HAYES ESTATE 2.56 ACRE TRACT RECORDED IN VOLUME 3720, PAGE 687;

THENCE SOUTH 89 DEGREES 17 MINUTES 56 SECONDS WEST WITH THE SOUTH LINE OF N.C.B. 1802-G, THE NORTH LINE OF THE 2.56 ACRE TRACT AND THE EASTERLY SOUTH LINE OF LOT 1, N.C.B. 1802-F, A DISTANCE OF 358.68 FT. TO A ½ IRON ROD (SET) FOR EASTERLY SOUTHWEST CORNER OF SAME, IN THE EAST LINE OF A 20.0 FT. PRIVATE ALLEY, PART OF N.C.B. 1802-E, AS SHOWN BY PLAT OF SAME RECORDED IN CABINET E, SLIDE 92-B, FROM WHICH A 5/8” IRON ROD (FOUND) BEARS NORTH 79 DEGREES 20 MINUTES 53 SECONDS EAST – 6.51 FT.;

THENCE NORTH 01 DEGREE 57 MINUTES 30 SECONDS EAST WITH THE SOUTHERLY WEST LINE OF LOT 1, N.C.B. 1802-F AND THE EAST LINE OF THE 20.0 FT. ALLEY, A DISTANCE OF 14.39 FT. TO A 1/2” IRON ROD (SET) FOR A NORTHEAST CORNER OF SAME, AN ELL CORNER OF LOT 1, N.C.B. 1802-F;

THENCE WESTERLY WITH THE SOUTH LINE OF LOT 1, N.C.B. 1802-F, THE NORTH LINE OF THE 20.0 FT. ALLEY AND N.C.B. 1802- E, WEST – 379.69 FT. AND NORTH 70 DEGREES 45 MINUTES 24 SECONDS WEST – 48.55 FT. TO A 1/2” IRON ROD (SET) FOR CORNER, AT THE P.C. OF A CURVE TO THE RIGHT;

Schedule A-4

THENCE NORTHWESTERLY WITH SAID CURVE TO THE RIGHT, HAVING A CHORD OF NORTH 42 DEGREES 22 MINUTES 23 SECONDS WEST – 299.99 FT. AND A RADIUS OF 227.00 FT, A DISTANCE OF 327.72 FT. TO A 1/2” IRON ROD (SET) AT THE P.T. OF SAME;

THENCE NORTH 01 DEGREES 00 MINUTES 52 SECONDS WEST WITH THE MIDDLE WEST LINE OF LOT 1, N.C.B. 1802-F AND AN EAST LINE OF THE 20 FT. ALLEY, A DISTANCE OF 301.61 FT. TO A 1/2” IRON ROD (SET) FOR AN INNER CORNER OF SAME;

THENCE NORTH 54 DEGREES 21 MINUTES 35 SECONDS EAST WITH A NORTH LINE OF LOT 1, N.C.B. 1802-F, THE SOUTH LINE OF THE 20.0 FT. ALLEY, LOT 1 AND LOT 1-A, N.C.B. 1802-E, A DISTANCE OF 157.24 FT. TO A 1/2” IRON ROD (SET) FOR THE SOUTHEAST CORNER OF SAME, AN INNER CORNER OF LOT 1, N.C.B. 1802-F;

THENCE NORTH 40 DEGREES 30 MINUTES 05 SECONDS WEST WITH THE NORTHERLY WEST LINE OF LOT 1, N.C.B. 1802-F, THE EAST LINE OF LOT 1-A, N.C.B. 1802-E, A DISTANCE OF 173.65 FT. TO A 1/2” IRON ROD (SET) FOR THE NORTHEAST CORNER OF SAME, THE NORTHWEST CORNER OF LOT 1, N.C.B. 1802- F, IN THE SOUTHEAST RIGHT OF WAY LINE OF HOGAN DRIVE (60 FT. RIGHT OF WAY);

THENCE NORTH 48 DEGREES 10 MINUTES 44 SECONDS EAST WITH THE SOUTHEAST RIGHT OF WAY LINE OF HOGAN DRIVE AND THE NORTHWEST LINE OF LOT 1, N.C.B. 1802-F, A DISTANCE OF 17.28 FT. TO THE P.C. OF A CURVE TO THE LEFT;

THENCE NORTHEASTERLY WITH THE SOUTHEAST RIGHT OF WAY LINE OF HOGAN DRIVE, THE NORTHWEST LINE OF LOT 1, N.C.B. 1802-F AND SAID CURVE TO THE LEFT, HAVING A CHORD OF NORTH 43 DEGREES 04 MINUTES 54 SECONDS EAST 49.75 FT., A DISTANCE OF 49.82 FT. TO A 1/2” IRON ROD (SET) FOR CORNER, THE WESTERLY CORNER OF LOT 1-A, N.C.B. 1802-E TO THE P.C. OF A CURVE TO THE RIGHT;

THENCE SOUTHEASTERLY WITH THE WESTERLY NORTH LINE OF LOT 1, N.C.B. 1802-F TO A 1/2” IRON ROD (SET) FOR AN INNER CORNER OF SAME, THE SOUTH CORNER OF LOT 1-A AND SAID CURVE TO THE RIGHT, HAVING A CHORD OF SOUTH 40 DEGREES 51 MINUTES 06 SECONDS EAST-199.18 FT. A DISTANCE OF 199.96 FT. TO A 1/2” IRON ROD (SET) FOR CORNER, THE WESTERLY CORNER OF LOT 1-A, N.C.B. 1802-E ;

THENCE NORTH 01 DEGREE 26 MINUTES 02 SECONDS WEST WITH THE EAST LINE OF LOT 1-A, THE NORTHERLY WEST LINE OF LOT 1, N.C.B. 1802-F, A DISTANCE OF 68.80 FT. TO A 1/2” IRON ROD (FOUND) FOR THE NORTHWEST CORNER OF SAME, THE SOUTHWEST CORNER OF LOT 1, N.C.B. 1806, MANSIONS AT THE CASCADES AS SHOWN BY PLAT OF SAME RECORDED IN CABINET D, SLIDE 396-A;

Schedule A-5

THENCE NORTH 88 DEGREES 33 MINUTES 58 SECONDS EAST WITH THE WESTERLY SOUTH LINE OF LOT 1, N.C.B. 1806 AND THE NORTH LINE OF LOT 1, N.C.B. 1802-F, A DISTANCE OF 457.94 FT. TO A 1/2” IRON ROD (FOUND) FOR THE NORTHEAST CORNER OF SAME, THE SOUTHWEST CORNER OF THE ABOVE MENTIONED LOT 16, THE WESTERLY SOUTHWEST CORNER OF N.C.B. 1802-G;

THENCE NORTH 00 DEGREES 29 MINUTES 33 SECONDS WEST WITH THE SOUTHERLY EAST LINE OF N.C.B. 1806 AND THE NORTHERLY WEST LINE OF N.C.B. 1802-G, A DISTANCE OF 169.01 FT. TO A 1/2” IRON ROD (FOUND) FOR THE NORTHWEST CORNER OF SAME, AN INNER CORNER OF LOT 1, N.C.B. 1806;

THENCE NORTH 88 DEGREES 39 MINUTES 25 SECONDS EAST WITH THE EASTERLY SOUTH LINE OF LOT 1, N.C.B. 1806 AND THE NORTH LINE OF N.C.B. 1802-G, A DISTANCE OF 329.85 FT. TO THE PLACE OF BEGINNING, CONTAINING 17.433 ACRES OF LAND.

Schedule A-6

Schedule A-5

Legal Description of Cibolo Canyon Land

The land referred to herein is situated in the City of San Antonio, County of Bexar, State of Texas, and is described as follows:

LOT TWO (2), IN BLOCK TEN (10), OF THE ESTATES AT TOURNAMENT PLAYERS CLUB, BEXAR COUNTY, TEXAS, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 9577, PAGES 56-57, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS.

Schedule A-7

Schedule B

Asset File

To the extent in any Seller’s or Property Manager’s possession (each Seller hereby authorizing its Property Manager to provide such information):

•	Rent roll for each Real Property (when available and upon request). Copies of tenant leases and copies of tenant files to be made available at each Real Property.

•	Licenses, guaranties, warranties, certificates of occupancy, permits, approvals and authorizations (when available and upon request).

•	Copies of the most current real estate or personal property ad valorem tax statements for each Asset.

•	Copies of all Contracts.

•	Copies of all service contracts relating to the ownership or operation of each Asset, but excluding the existing property management agreement and any contract pertaining to the operation of any Asset that also pertains to the operation of another property.

•	Insurance loss runs for each Seller’s period of ownership.

•	Occupancy reports.

•	Architectural, mechanical, electrical, plumbing, drainage, construction, and similar plans, specifications and blueprints relating to each Asset (if available).

•	Operating statements itemizing income and expense items for each Asset, including, without limitation, income and expense statements, operating statements, profit and loss reports and the general ledger (when available and upon request) (collectively, the “Operating Statements”).

•	Existing title insurance policy and recorded exceptions.

•	Survey.

•	A final Phase I environmental report.

•	All applicable zoning approval letters.

•	Utility bills for the past twelve (12) months.

•	Maintenance log on-site.

•	The rules and regulations for each Asset.

Schedule B-1

•	Copies of outstanding notices from any insurance company or underwriters relating to existing conditions of any Asset requiring correction of any defects.

•	Copies of all outstanding litigation and other legal proceedings.

•	Copies of any applications to, correspondence with, or decisions or other notices from any Governmental Authority, with respect to any Asset.

•	Copies of all notices of violations or liability from any third party relating to any Asset.

•	Together with such other information, documents and materials relating to any Asset as any Seller or Property Manager or their agents may deliver to Buyer or otherwise make available to Buyer on the on-line virtual data website, at any Property Manager’s offices, or at any Real Property.

In no event, however, shall any Seller be obligated to make available (or cause to be made available) any e-mails or any proprietary or confidential documents including reports or studies that have been superseded by subsequent reports or studies, or any of the following confidential and proprietary materials (collectively, the “Excluded Materials”): (1) information contained in financial analyses or projections (including any Seller’s budgets, valuations, cost-basis information and capital account information); (2) material that is subject to attorney-client privilege or that is attorney work product; (3) appraisal reports or letters; (4) organizational, financial and other documents relating to any Seller or its Affiliates (other than any evidence of due authorization and organization required under this Agreement); (5) material that any Seller is legally required not to disclose other than by reason of legal requirements voluntarily assumed by such Seller after the Effective Date; (6) preliminary or draft reports or studies that have been superseded by final reports or studies; (7) letters of intent, purchase agreements, loan documents (except for any loan documents relating to any loan currently secured by a deed of trust encumbering any Asset or any portion thereof) or other documents, instruments or agreements evidencing or relating to any prior financing (except for the financing currently secured by a deed of trust encumbering any Asset or any portion thereof) or attempted sale of the Assets or any portion thereof, or (8) the Existing Management Agreements, the Existing License Agreements and any contract pertaining to the operation of the Assets that also pertains to the operation of another property.

Schedule B-2

Schedule C

Existing Loan Documents

Crown Ridge

•	Multifamily Loan and Security Agreement (Non-Recourse) by and between Crown Ridge Seller and Wells Fargo Bank, National Association, a national banking association (“Original Lender”), dated as of May 27, 2014.

•	Multifamily Note, dated as of May 27, 2014, from Crown Ridge Seller to the order of Original Lender, in the original principal amount of $30,091,000.00.

•	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 27, 2014, by Crown Ridge Seller to Nicholas A. Pirulli, Esq., as Trustee, for the benefit of Original Lender, and recorded on May 28, 2014 in County Clerk’s File No. 20140086808, of the Official Public Records of Bexar County, Texas.

•	Financing Statement with Crown Ridge Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 28, 2014 in the Official Public Records of Bexar County, Texas.

•	Financing Statement with Crown Ridge Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 29, 2014 with the Office of the Secretary of State for the State of Delaware.

•	Assignment of Management Agreement, dated as of May 27, 2014, by and among Crown Ridge Seller, Original Lender and Gables Residential Services, Inc., a Texas corporation (“Gables”).

•	Environmental Indemnity Agreement, dated as of May 27, 2014, by Crown Ridge Seller to and for the benefit of Original Lender.

•	Guaranty of Non-Recourse Obligations, dated as of May 27, 2014, by BRE Apartment Holdings LLC, a Delaware limited liability company (“BRE Guarantor”), for the benefit of Original Lender.

•	Interest Rate Cap Reserve and Security Agreement, dated as of May 27, 2014, by and between Crown Ridge Seller and Original Lender.

•	Assignment of Deed of Trust, dated as of May 27, 2014, by Original Lender in favor of Fannie Mae, recorded on May 28, 2014 in the Official Public Records of Bexar County, Texas.

Schedule C

Canyon Springs

•	Multifamily Loan and Security Agreement (Non-Recourse) by and between Canyon Springs Seller and Original Lender, dated as of May 27, 2014.

•	Multifamily Note, dated as of May 27, 2014, from Canyon Springs Seller to the order of Original Lender, in the original principal amount of $43,125,000.00.

•	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 27, 2014, by Canyon Springs Seller to Nicholas A. Pirulli, Esq., as Trustee, for the benefit of Original Lender, and recorded on May 28, 2014 in County Clerk’s File No. 20140086833, of the Official Public Records of Bexar County, Texas.

•	Financing Statement with Canyon Springs Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 28, 2014 in the Official Public Records of Bexar County, Texas.

•	Financing Statement with Canyon Springs Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 29, 2014 with the Office of the Secretary of State for the State of Delaware.

•	Assignment of Management Agreement, dated as of May 27, 2014, by and among Canyon Springs Seller, Original Lender and Gables.

•	Environmental Indemnity Agreement, dated as of May 27, 2014, by Canyon Springs Seller to and for the benefit of Original Lender.

•	Guaranty of Non-Recourse Obligations, dated as of May 27, 2014, by BRE Guarantor for the benefit of Original Lender.

•	Interest Rate Cap Reserve and Security Agreement, dated as of May 27, 2014, by and between Canyon Springs Seller and Original Lender.

•	Assignment of Deed of Trust, dated as of May 27, 2014, by Original Lender in favor of Fannie Mae, recorded on May 28, 2014 in the Official Public Records of Bexar County, Texas.

Cascades I

•	Multifamily Loan and Security Agreement (Non-Recourse) by and between Cascades I Seller and Original Lender, dated as of May 27, 2014.

•	Multifamily Note, dated as of May 27, 2014, from Cascades I Seller to the order of Original Lender, in the original principal amount of $33,207,000.00.

Schedule C

•	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 27, 2014, by Cascades I Seller to Nicholas A. Pirulli, Esq., as Trustee, for the benefit of Original Lender, and recorded on May 28, 2014 in County Clerk’s File No. 2014-20603, of the Official Public Records of Smith County, Texas.

•	Financing Statement with Cascades I Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 28, 2014 in the Official Public Records of Smith County, Texas.

•	Financing Statement with Cascades I Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 29, 2014 with the Office of the Secretary of State for the State of Delaware.

•	Assignment of Management Agreement, dated as of May 27, 2014, by and among Cascades I Seller, Original Lender and Orion Residential Management – Texas LLC, d/b/a Texas – ORM, LLC, a Delaware limited liability company (“Orion”).

•	Environmental Indemnity Agreement, dated as of May 27, 2014, by Cascades I Seller to and for the benefit of Original Lender.

•	Guaranty of Non-Recourse Obligations, dated as of May 27, 2014, by BRE Guarantor for the benefit of Original Lender.

•	Interest Rate Cap Reserve and Security Agreement, dated as of May 27, 2014, by and between Cascades I Seller and Original Lender.

•	Assignment of Deed of Trust, dated as of May 27, 2014, by Original Lender in favor of Fannie Mae, recorded on May 28, 2014 in the Official Public Records of Smith County, Texas.

Cascades II

•	Multifamily Loan and Security Agreement (Non-Recourse) by and between Cascades II Seller and Original Lender, dated as of May 27, 2014.

•	Multifamily Note, dated as of May 27, 2014, from Cascades II Seller to the order of Original Lender, in the original principal amount of $23,175,000.00.

•	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 27, 2014, by Cascades II Seller to Nicholas A. Pirulli, Esq., as Trustee, for the benefit of Original Lender, and recorded on May 28, 2014 in County Clerk’s File No. 2014-20701, of the Official Public Records of Smith County, Texas.

Schedule C

•	Financing Statement with Cascades II Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 28, 2014 in the Official Public Records of Smith County, Texas.

•	Financing Statement with Cascades II Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 29, 2014 with the Office of the Secretary of State for the State of Delaware.

•	Assignment of Management Agreement, dated as of May 27, 2014, by and among Cascades II Seller, Original Lender and Orion.

•	Environmental Indemnity Agreement, dated as of May 27, 2014, by Cascades II Seller to and for the benefit of Original Lender.

•	Guaranty of Non-Recourse Obligations, dated as of May 27, 2014, by BRE Guarantor for the benefit of Original Lender.

•	Interest Rate Cap Reserve and Security Agreement, dated as of May 27, 2014, by and between Cascades II Seller and Original Lender.

•	Assignment of Deed of Trust, dated as of May 27, 2014, by Original Lender in favor of Fannie Mae, recorded on May 28, 2014 in the Official Public Records of Smith County, Texas.

Cibolo Canyon

•	Multifamily Loan and Security Agreement (Non-Recourse) by and between Cibolo Canyon Seller and Original Lender, dated as of May 27, 2014.

•	Multifamily Note, dated as of May 27, 2014, from Cibolo Canyon Seller to the order of Original Lender, in the original principal amount of $18,078,000.00.

•	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 27, 2014, by Cibolo Canyon Seller to Nicholas A. Pirulli, Esq., as Trustee, for the benefit of Original Lender, and recorded on May 28, 2014 in County Clerk’s File No. 20140086790, of the Official Public Records of Bexar County, Texas.

•	Financing Statement with Cibolo Canyon Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 28, 2014 in the Official Public Records of Bexar County, Texas.

•	Financing Statement with Cibolo Canyon Seller as Debtor and Fannie Mae and Original Lender as Secured Parties recorded on May 29, 2014 with the Office of the Secretary of State for the State of Delaware.

Schedule C

•	Assignment of Management Agreement, dated as of May 27, 2014, by and among Cibolo Canyon Seller, Original Lender and Gables.

•	Environmental Indemnity Agreement, dated as of May 27, 2014, by Cibolo Canyon Seller to and for the benefit of Original Lender.

•	Guaranty of Non-Recourse Obligations, dated as of May 27, 2014, by BRE Guarantor for the benefit of Original Lender.

•	Interest Rate Cap Reserve and Security Agreement, dated as of May 27, 2014, by and between Cibolo Canyon Seller and Original Lender.

•	Assignment of Deed of Trust, dated as of May 27, 2014, by Original Lender in favor of Fannie Mae, recorded on May 28, 2014 in the Official Public Records of Bexar County, Texas.

Schedule C

Schedule D

Excluded Personal Property

Crown Ridge:

The following Pegasus branded items and signs:

•	Business Cards
•	Front Door Mat
•	Government ID required
•	Qualifying Criteria
•	No Cash accepted
•	Goal board

Canyon Springs:

The following Pegasus branded items and signs:

•	Business Cards
•	Front Door Mat
•	Government ID required
•	Qualifying Criteria
•	No Cash accepted
•	Goal board

Cascades I and Cascades II:

•	2 Golf Carts Owned by Property Manager’s Employees

Cibolo Canyon:

The following Pegasus branded items and signs:

•	Business Cards
•	Front Door Mat
•	Government ID required
•	Qualifying Criteria
•	No Cash accepted
•	Goal board

Schedule D

Schedule 2.2(a)

Allocable Purchase Price

Crown Ridge	$39,500,000
Canyon Springs	$55,350,000
Cascades I	$44,650,000
Cascades II	$28,500,000
Cibolo Canyon	$20,850,000
Total	$188,850,000

Schedule 2.2(a)

Schedule 3.1(c)

Consents

None.

Schedule 3.1(c)

Schedule 3.1(h)

Litigation

Crown Ridge: None

Canyon Springs: Housing Discrimination Complaint – Casey Hudson v. Pegasus Residential, LLC. TWCCRD Complaint No. 2170096-HU. HUD Complaint No. 061770428.

Cascades I: None

Cascades II: None

Cibolo Canyon: None

Schedule 3.1(h)

Schedule 3.1(i)

Violations

None.

Schedule 3.1(i)

Schedule 3.1(k)

Outstanding Principal Balances

Canyon Springs:	$43,125,000

Crown Ridge:	$29,653,768

Cascades I:	$33,207,000

Cascades II:	$23,175,000

Cibolo Canyon:	$17,451,856

Schedule 3.1(k)

Schedule 3.1(l)-1

Crown Ridge Assumed Contracts

•	Anyone Home

•	Bexar Towing

•	Blackwire Security

•	Building Link

•	CallMax

•	Coca Cola

•	Merit

•	Oates

•	Pool Sure

•	Progressive Waste

•	ThyssenKrupp*

•	Time Warner*

•	Valet Waste*

•	World Wide Pest*

*Must Assume

Schedule 3.1(l)-1

Schedule 3.1(l)-2

Canyon Springs Assumed Contracts

•	Anyone Home

•	Building Link

•	Blackwire Security (Clubhouse)

•	Blackwire Security (Office)

•	CallMax

•	First Choice Coffee Service

•	Merit

•	Oates

•	Republic Services

•	ThyssenKrupp*

•	Time Warner*

•	Valet Waste*

•	World Wide Pest*

*Must Assume

Schedule 3.1(l)-2

Schedule 3.1(l)-3

Cascades I Assumed Contracts

•	Apartment SEO

•	Bake Extra Cookies

•	BuildingLink / KeyLink

•	Contract for Marketing of Services for Cascades I*

•	East Texas Alarm

•	Fitness Service of North Texas

•	52 Club Memberships allocated between Cascades I and Cascades II*

•	King & Queen Landscape Inc

•	Parks & Coffee / ProStar

•	Reliant

•	Smart Apartment Data

•	SuddenLink*

•	SuddenLink Marketing Agreement*

•	Terminix

•	Valet Waste*

*Must Assume

Schedule 3.1(l)-3

Schedule 3.1(l)-4

Cascades II Assumed Contracts

•	Apartment SEO

•	Bake Extra Cookies

•	BuildingLink / KeyLink

•	Contract for Marketing of Services for Cascades II Duplexes*

•	Contract for Marketing of Services for Cascades II Seniors*

•	East Texas Alarm

•	Fitness Service of North Texas

•	52 Club Memberships allocated between Cascades I and Cascades II*

•	King & Queen Landscape Inc

•	Parks & Coffee / ProStar

•	Reliant

•	Smart Apartment Data

•	SuddenLink*

•	SuddenLink Marketing Agreement*

•	Terminix

•	Thyssen Krupp Elevator*

•	Valet Waste*

*Must Assume

Schedule 3.1(l)-4

Schedule 3.1(l)-5

Cibolo Canyon Assumed Contracts

•	Alarmtechs

•	Allied Fire Inspection

•	Anyone Home

•	AT&T Connected Communities*

•	AT&T Phone lines

•	CallMax

•	5 Golf Course Memberships**

•	Merit

•	Oates

•	Perfect Scents

•	ThryssenKrupp*

•	Valet Waste*

•	Waste Management

•	World Wide Pest

*Must Assume

**Must Assume unless Buyer elects to terminate by written notice delivered to Sellers at least 35 days prior to the Closing.

Schedule 3.1(l)-5

Schedule 3.1(m)

Rent Roll

[See attached.]

Schedule 3.1(m)

OneSite Rents v3.0	Pegasus Residential, LLC - 309-Crown Ridge	Page 1 of 55

03/15/2017 8:57:23AM	RENT ROLL DETAIL	mgt-521-003

As of 03/15/2017

Parameters: Properties - ALL;Show All Unit Designations or Filter by - ALL;Subjournals - ALL;Exclude Formers? - Yes;Sort by - Unit;Report Type - Details + Summary;Show Unit Rent as - Market + Addl.;

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

110	A2	N/A	726	Occupied	Macdiarmid, Chrisanta	03/03/2017	03/03/2017	03/23/2018	909.00	PESTFEE	0.00		3.00		840.00		0.00	554.97
										RENT	799.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
111	A2	N/A	726	Occupied	Deal, Judy Thomas	10/25/2013	03/01/2016	03/30/2017	909.00	PARKING	0.00		35.00		953.00		540.00	0.00
										PETRENT	0.00		15.00
										RENT	893.00		0.00
										TRASH	0.00		10.00
		N/A		Pending renewal	Deal, Judy Thomas	10/25/2013	03/31/2017	03/26/2018		PARKING	0.00	*	35.00	*	1,006.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	910.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
112	A1	N/A	608	Occupied	Russell, Justin	02/15/2016	08/16/2016	08/11/2017	880.00	LCINSURANCE	0.00		10.00		918.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	877.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
113	A1	N/A	608	Occupied	Ross, Lynn	08/30/2016	08/30/2016	08/02/2017	945.00	PARKING	0.00		25.00		1,001.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	945.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
114	A1	N/A	608	Occupied	Porcher, Betty	01/13/2017	01/13/2017	01/08/2018	835.00	PARKING	0.00		35.00		862.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	786.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
115	A1	N/A	608	Occupied	Hopson, Akeiteria	09/26/2016	09/26/2016	09/15/2017	835.00	LCINSURANCE	0.00		10.00		796.00		760.00	72.03
										PESTFEE	0.00		3.00
										RENT	758.00		0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										TRASH	0.00		25.00
116	A2	N/A	726	Occupied	Vasquez, Andrew	03/14/2017	03/14/2017	03/09/2018	909.00	PESTFEE	0.00		3.00		852.00		0.00	311.70
										RENT	811.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
117	A2	N/A	726	Occupied	Gonzalez, Steven	12/16/2016	12/16/2016	12/15/2017	909.00	PESTFEE	0.00		3.00		891.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	830.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
120	A2	N/A	726	Occupied	Taylor, Sean	01/24/2016	01/24/2016	03/23/2017	884.00	PESTFEE	0.00		3.00		805.00		0.00	(43.46)
										RENT	789.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Taylor, Sean	01/24/2016	03/24/2017	03/19/2018		PESTFEE	0.00	*	3.00	*	845.00	*	0.00	0.00
										RENT	804.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
121	A2	N/A	726	Occupied	Medina, Valerie	09/08/2015	10/04/2016	09/29/2017	884.00	PESTFEE	0.00		3.00		923.00		0.00	(0.09)
										PETRENT	0.00		20.00
										RENT	872.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
122	A1	N/A	608	Occupied-NTVL	Pineda, Maritiza	08/13/2016 04/01/2017	08/13/2016	08/11/2017	810.00	LCINSURANCE	0.00		10.00		791.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	750.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
		N/A		Applicant	LOPEZ, CLARISA	04/08/2017	04/08/2017	05/03/2018		PESTFEE	0.00	*	3.00	*	769.00	*	0.00	0.00
										RENT	728.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

123	A1	N/A	608	Occupied	Hernandez, Camila	07/22/2016	07/22/2016	07/21/2017	810.00	PARKING	0.00	0.00	867.00	0.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	816.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
124	A1	N/A	608	Occupied	Bush, David	03/09/2016	03/09/2017	03/05/2018	810.00	PESTFEE	0.00	3.00	798.00	0.00	0.00
										RENT	757.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
125	A1	N/A	608	Occupied	Myrum, Valerie Kay	02/01/2017	02/01/2017	11/28/2017	810.00	PARKING	0.00	35.00	859.00	40.00	29.35
										PESTFEE	0.00	3.00
										RENT	783.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
126	A2	N/A	726	Occupied-NTV	Tostado, Andrea Paola	01/07/2015 03/30/2017	01/07/2016	01/31/2017	884.00	PARKING	0.00	35.00	1,032.00	0.00	(1.26)
										RENT	987.00	0.00
										TRASH	0.00	10.00
127	A2	N/A	726	Occupied	Rittenhouse, Jared	10/12/2016	10/12/2016	07/28/2017	884.00	LCINSURANCE	0.00	10.00	861.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	820.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
130	A2	N/A	726	Occupied	BROWN, BRANDI	11/23/2016	11/23/2016	11/20/2017	884.00	PARKING	0.00	55.00	925.00	0.00	23.71
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	819.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
131	A2	N/A	726	Occupied-NTVL	Martinez, Ana	03/22/2016 03/23/2017	03/22/2016	03/23/2017	884.00	PARKING	0.00	35.00	938.00	0.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										PESTFEE	0.00		3.00
										RENT	887.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Applicant	Bourassa, David	03/31/2017	03/31/2017	04/25/2018		PESTFEE	0.00	*	3.00	*	851.00	*	0.00	0.00
										RENT	810.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
132	A1	N/A	608	Occupied	Viera, Andres	11/03/2016	11/03/2016	07/03/2017	810.00	LCINSURANCE	0.00		10.00		771.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	720.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
133	A1	N/A	608	Occupied	Kotecki, Jonathan	09/08/2015	10/04/2016	09/05/2017	845.00	PESTFEE	0.00		3.00		786.00		0.00	0.00
										RENT	755.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
134	A1	N/A	608	Occupied	Bernhard, Matt	10/24/2016	10/24/2016	10/19/2017	810.00	LCINSURANCE	0.00		10.00		761.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	720.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
135	A1	N/A	608	Occupied	Hall, Alan	02/18/2017	02/18/2017	03/19/2018	810.00	LCINSURANCE	0.00		10.00		764.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	713.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
136	A2	N/A	726	Occupied-NTV	Williams, Valencia Ann	07/01/2016 06/26/2017	07/01/2016	06/26/2017	884.00	PARKING	0.00		35.00		993.00		150.00	63.26
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	907.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

137	A2	N/A	726	Occupied	Tate, Steven	11/14/2015	11/09/2016	11/23/2017	884.00	PESTFEE	0.00		3.00		852.00	0.00	0.00
										RENT	821.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
140	A2	N/A	726	Vacant	VACANT				924.00		0.00	*	41.00	*
141	A2	N/A	726	Occupied	Koonce, Miranda	01/07/2017	01/07/2017	01/01/2018	924.00	PARKING	0.00		35.00		910.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	834.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
142	A1	N/A	608	Occupied	Avila, Bridget	06/12/2016	06/12/2016	06/12/2017	885.00	LCINSURANCE	0.00		10.00		836.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	795.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
143	A1	N/A	608	Occupied-NTV	Partida, Robert	05/23/2016 05/09/2017	05/23/2016	05/09/2017	850.00	PESTFEE	0.00		3.00		873.00	0.00	7.81
										RENT	857.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
144	A1	N/A	608	Vacant	VACANT				850.00		0.00	*	41.00	*
145	A1	N/A	608	Occupied	Born, Paige	04/22/2016	04/22/2016	04/21/2017	850.00	PARKING	0.00		35.00		892.00	0.00	(481.94)
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	821.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
146	A2	N/A	726	Occupied	Salazar, Michael	08/02/2016	08/02/2016	08/07/2017	959.00	PARKING	0.00		35.00		1,076.00	390.00	(12.95)
										PESTFEE	0.00		3.00
										RENT	1,010.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
147	A2	N/A	726	Occupied	Courtad, Mark	12/17/2015	01/20/2017	01/15/2018	924.00	PESTFEE	0.00		3.00		890.00	0.00	0.00
										RENT	849.00		0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
210	A2	N/A	726	Occupied	Odonnell, Patrick	08/05/2016	08/05/2016	08/04/2017	909.00	LCINSURANCE	0.00		10.00		1,017.00		0.00	(200.10)
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										RENT	941.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
211	A2	N/A	726	Vacant	VACANT				909.00		0.00	*	41.00	*
212	A1	N/A	608	Occupied	Lopez, Violeta	09/27/2015	10/25/2016	10/20/2017	835.00	PESTFEE	0.00		3.00		786.00		0.00	0.00
										RENT	755.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
213	A1	N/A	608	Occupied	Rico, Jacob	09/03/2016	09/03/2016	09/06/2017	945.00	PESTFEE	0.00		3.00		928.00		0.00	(0.99)
										RENT	900.00		0.00
										TRASH	0.00		25.00
214	A1	N/A	608	Occupied	Powell, Andrew	06/18/2015	07/05/2016	06/30/2017	835.00	PESTFEE	0.00		3.00		825.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	774.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
215	A1	N/A	608	Vacant-Leased	VACANT				835.00		0.00	*	41.00	*
		N/A		Applicant	Aughinbaugh, Ryan	03/20/2017	03/20/2017	03/14/2018		PESTFEE	0.00	*	3.00	*	794.00	*	0.00	0.00
										RENT	753.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
216	A2	N/A	726	Occupied	Durrani, Kamran	10/13/2016	10/13/2016	07/10/2017	909.00	LCINSURANCE	0.00		10.00		852.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	811.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
217	A2	N/A	726	Occupied	Burrage, Stephen	03/04/2017	03/04/2017	02/27/2018	909.00	LCINSURANCE	0.00		10.00		867.00		0.00	0.00
										PESTFEE	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										PETRENT	0.00		20.00
										RENT	796.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
220	A2	N/A	726	Occupied	Vela, Donna	01/05/2017	01/05/2017	01/05/2018	884.00	LCINSURANCE	0.00		10.00		869.00		0.00	29.35
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										RENT	783.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
221	A2	N/A	726	Occupied	Jackson, Alisha	02/09/2017	02/09/2017	02/05/2018	884.00	PESTFEE	0.00		3.00		830.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	769.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
222	A1	N/A	608	Vacant-Leased	VACANT				810.00		0.00	*	41.00	*
		N/A		Applicant	Ybarra, Evelyn Babe	03/15/2017	03/15/2017	04/04/2018		PESTFEE	0.00	*	3.00	*	750.00	*	0.00	(1.00)
										RENT	709.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
223	A1	N/A	608	Occupied	Bueche, Nathan	08/08/2015	09/08/2016	08/04/2017	810.00	PESTFEE	0.00		3.00		840.00		0.00	30.26
										PETRENT	0.00		40.00
										RENT	769.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
224	A1	N/A	608	Occupied	Joyner, Laura	11/11/2016	11/11/2016	11/10/2017	810.00	LCINSURANCE	0.00		10.00		761.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	720.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
225	A1	N/A	608	Occupied	Lizaola, Edith	02/28/2017	02/28/2017	02/23/2018	810.00	PESTFEE	0.00		3.00		810.00		0.00	(48.93)
										RENT	769.00		0.00
										TRASH	0.00		35.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										WATER/SEWER	0.00		3.00
226	A2	N/A	726	Occupied	Radske, Maritza	09/06/2016	09/06/2016	07/28/2017	884.00	LCINSURANCE	0.00		10.00		905.00		697.50	0.00
										PESTFEE	0.00		3.00
										RENT	864.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
227	A2	N/A	726	Occupied	Griffin, Anna	02/04/2017	02/04/2017	02/26/2018	884.00	PESTFEE	0.00		3.00		827.00		0.00	(10.99)
										RENT	786.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
230	A2	N/A	726	Vacant-Leased	VACANT				884.00		0.00	*	41.00	*
		N/A		Applicant	Munoz, Jose	03/21/2017	03/21/2017	04/17/2018		PESTFEE	0.00	*	3.00	*	859.00	*	430.00	0.00
										RENT	818.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
231	A2	N/A	726	Occupied	Marshall, Brittany	02/28/2017	02/28/2017	02/23/2018	884.00	LCINSURANCE	0.00		10.00		820.00		300.00	10.00
										PESTFEE	0.00		3.00
										RENT	769.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
232	A1	N/A	608	Occupied	Woods, Erick	01/26/2017	01/26/2017	02/20/2018	920.00	PESTFEE	0.00		3.00		848.00		0.00	0.00
										RENT	807.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
233	A1	N/A	608	Occupied	Garcia, Jose Anuar	05/25/2014	09/06/2016	08/02/2017	920.00	LCINSURANCE	0.00		10.00		962.00		290.00	(9.09)
										PESTFEE	0.00		3.00
										RENT	921.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
234	A1	N/A	608	Occupied	Esquivel, Javier	09/12/2016	09/12/2016	09/05/2017	810.00	LCINSURANCE	0.00		10.00		746.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	720.00		0.00
										TRASH	0.00		10.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										WATER/SEWER	0.00		3.00
235	A1	N/A	608	Occupied	Pham, Tuan	05/16/2016	05/16/2016	05/05/2017	810.00	LCINSURANCE	0.00		10.00		791.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	765.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
236	A2	N/A	726	Occupied	Lovos, Adriel	07/01/2016	07/01/2016	06/30/2017	884.00	PESTFEE	0.00		3.00		947.00		916.00	308.26
										RENT	916.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
237	A2	N/A	726	Occupied	Burkhart, Chandler	08/30/2015	09/06/2016	04/04/2017	994.00	PESTFEE	0.00		3.00		1,215.00		0.00	33.64
										RENT	1,184.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Burkhart, Chandler	08/30/2015	04/05/2017	11/01/2017		PESTFEE	0.00	*	3.00	*	1,236.00	*	0.00	0.00
										RENT	1,195.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
240	A2	N/A	726	Occupied	Bullis, Jessie	01/22/2017	01/22/2017	11/13/2017	924.00	PESTFEE	0.00		3.00		887.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	826.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
241	A2	N/A	726	Occupied	Allbritton, Katelyn	10/04/2014	01/06/2017	09/06/2017	1,034.00	PARKING	0.00		35.00		1,040.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	964.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
242	A1	N/A	608	Occupied	Holden, Ramon	05/24/2013	09/20/2016	09/15/2017	850.00	LCINSURANCE	0.00		10.00		900.00		290.00	0.00
										PESTFEE	0.00		3.00
										RENT	859.00		0.00
										TRASH	0.00		25.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										WATER/SEWER	0.00		3.00
243	A1	N/A	608	Occupied	Smith, Sean	09/15/2015	10/04/2016	08/30/2017	850.00	PESTFEE	0.00		3.00		809.00		0.00	0.00
										RENT	778.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
244	A1	N/A	608	Occupied	Pena, Mark	03/11/2017	03/11/2017	06/05/2017	850.00	PESTFEE	0.00		3.00		956.00		0.00	(30.00)
										RENT	915.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
245	A1	N/A	608	Occupied	Garcia, Clarissa	03/01/2017	03/01/2017	03/23/2018	850.00	PESTFEE	0.00		3.00		764.00		382.00	(0.03)
										RENT	723.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
246	A2	N/A	726	Occupied	Magee, Amber	03/01/2017	03/01/2017	01/25/2018	924.00	PARKING	0.00		35.00		913.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	837.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
247	A2	N/A	726	Occupied-NTVL	Hillmann, Joshua James	07/05/2014 05/03/2017	07/05/2016	05/03/2017	924.00	PESTFEE	0.00		3.00		1,005.00		0.00	(6.09)
										RENT	989.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Applicant	Frias, Michael	05/11/2017	05/11/2017	05/07/2018		PESTFEE	0.00	*	3.00	*	869.00	*	0.00	0.00
										RENT	828.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
310	B2	N/A	1170	Occupied	Sandoval, Patricia	09/13/2015	10/11/2016	10/11/2017	1,219.00	LCINSURANCE	0.00		10.00		1,254.00		556.00	0.00
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										RENT	1,178.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

311	B2	N/A	1170	Occupied-NTV	Pescador, Elvira	04/07/2014 04/06/2017	03/17/2016	03/13/2017	1,349.00	PARKING	0.00		70.00		1,777.00		255.00	(49.58)
										PESTFEE	0.00		3.00
										RENT	1,691.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
312	B1	N/A	1046	Occupied	Bacak, Amber	07/15/2016	07/15/2016	07/06/2017	1,157.00	PARKING	0.00		35.00		1,252.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,186.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
313	B1	N/A	1046	Occupied	Rivas, Miguel	10/31/2014	11/24/2016	11/20/2017	1,287.00	PESTFEE	0.00		3.00		1,245.00		700.00	0.00
										PETRENT	0.00		20.00
										RENT	1,194.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
314	B1	N/A	1046	Occupied	Gravino, Laura	03/08/2017	03/08/2017	02/26/2018	1,157.00	PESTFEE	0.00		3.00		1,127.00		0.00	(32.01)
										RENT	1,086.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
315	B1	N/A	1046	Occupied	Volentine, Justin	10/11/2016	10/11/2016	10/11/2017	1,157.00	PARKING	0.00		0.00		1,125.00		0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,074.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
316	B2	N/A	1170	Occupied-NTVL	Baze, Alyssa	03/26/2016 04/28/2017	03/26/2016	03/24/2017	1,219.00	RENT	1,079.00		0.00		1,089.00		0.00	0.00
										TRASH	0.00		10.00
		N/A		Applicant	RAWLINS, MARCELA	05/06/2017	05/06/2017	05/01/2018		PARKING	0.00	*	35.00	*	1,096.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,020.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

317	B2	N/A	1170	Occupied	Lugo, Alfredo	12/18/2015	01/18/2017	01/12/2018	1,324.00	LCINSURANCE	0.00	10.00	1,258.00	0.00	1,418.26
										PESTFEE	0.00	3.00
										RENT	1,207.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
320	B2	N/A	1170	Occupied	Stoufflet, Jesse	09/03/2016	09/03/2016	09/01/2017	1,194.00	LCINSURANCE	0.00	10.00	1,184.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,143.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
321	B2	N/A	1170	Occupied	Martinez, Ana	03/09/2017	03/09/2017	03/29/2018	1,194.00	PESTFEE	0.00	3.00	1,164.00	0.00	0.20
										RENT	1,123.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
322	B1	N/A	1046	Occupied	Dawson, Odie	03/09/2017	03/09/2017	03/29/2018	1,132.00	PESTFEE	0.00	3.00	1,025.00	0.00	(29.51)
										RENT	984.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
323	B1	N/A	1046	Occupied	Torres, Holly	09/25/2016	09/25/2016	10/06/2017	1,262.00	LCINSURANCE	0.00	10.00	1,192.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,151.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
324	B1	N/A	1046	Occupied-NTV	Adame, Isabel	03/30/2016 03/31/2017	03/30/2016	03/31/2017	1,187.00	PESTFEE	0.00	3.00	1,146.00	150.00	0.00
										PETRENT	0.00	20.00
										RENT	1,110.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
325	B1	N/A	1046	Occupied	Williams, Jerrel	12/27/2016	12/27/2016	12/22/2017	1,252.00	PESTFEE	0.00	3.00	1,119.00	0.00	0.00
										RENT	1,078.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
326	B2	N/A	1170	Occupied	De Hoyos, Ricardo	12/17/2016	12/17/2016	07/14/2017	1,194.00	LCINSURANCE	0.00	10.00	1,209.00	0.00	(1.62)

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										PESTFEE	0.00	3.00
										RENT	1,168.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
327	B2	N/A	1170	Occupied	Tran, Anny	12/31/2016	12/31/2016	12/26/2017	1,194.00	LCINSURANCE	0.00	10.00	1,208.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,157.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
330	B2	N/A	1170	Occupied	Rodriguez, Martin	12/13/2016	12/13/2016	12/12/2017	1,194.00	EMPLCRED	0.00	(216.00)	900.00	0.00	0.00
										PARKING	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,075.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
331	B2	N/A	1170	Occupied	Dyer, Julia	03/28/2015	03/28/2015	04/27/2016	1,324.00	PESTFEE	0.00	3.00	1,355.00	290.00	241.91
										RENT	1,339.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
332	B1	N/A	1046	Occupied	Sahba, Mandana	11/13/2015	01/04/2017	12/29/2017	1,262.00	PESTFEE	0.00	3.00	1,170.00	250.00	0.00
										RENT	1,129.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
333	B1	N/A	1046	Occupied	Brooke, Gage	07/27/2016	07/27/2016	07/27/2017	1,132.00	PESTFEE	0.00	3.00	1,179.00	0.00	0.00
										PETRENT	0.00	20.00
										RENT	1,128.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
334	B1	N/A	1046	Occupied	Fonseca, Manuel	06/01/2016	06/01/2016	05/30/2017	1,132.00	LCINSURANCE	0.00	10.00	1,257.00	0.00	9.26
										PARKING	0.00	70.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	40.00
										RENT	1,106.00	0.00
										TRASH	0.00	25.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										WATER/SEWER	0.00	3.00
335	B1	N/A	1046	Occupied	Bell, Jill	07/01/2016	07/01/2016	06/30/2017	1,132.00	PARKING	0.00	20.00	1,221.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,170.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
336	B2	N/A	1170	Occupied	Zapata, Yesenia	07/20/2016	07/20/2016	07/21/2017	1,194.00	LCINSURANCE	0.00	10.00	1,152.00	0.00	0.00
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	1,076.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
337	B2	N/A	1170	Occupied	Reese, Marcellus	05/23/2015	06/17/2016	06/12/2017	1,194.00	PARKING	0.00	70.00	1,153.00	0.00	0.00
										RENT	1,073.00	0.00
										TRASH	0.00	10.00
340	B2	N/A	1170	Occupied	Lucherk, Blake	08/27/2014	11/30/2016	05/29/2017	1,234.00	LCINSURANCE	0.00	10.00	1,447.00	290.00	0.00
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	1,361.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
341	B2	N/A	1170	Occupied	Bueche, Ken	07/19/2013	10/12/2016	04/10/2017	1,234.00	LCINSURANCE	0.00	10.00	1,298.00	430.00	272.05
										PESTFEE	0.00	3.00
										RENT	1,257.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
342	B1	N/A	1046	Occupied-NTV	Silcox, Andrew Donald	12/14/2013 04/03/2017	04/02/2016	03/28/2017	1,172.00	PESTFEE	0.00	3.00	1,159.00	430.00	0.00
										RENT	1,143.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
343	B1	N/A	1046	Occupied	Wolfshohl, Mary	06/24/2015	07/26/2016	07/25/2017	1,172.00	PARKING	0.00	35.00	1,148.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,082.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
344	B1	N/A	1046	Occupied	Mendoza, Marisa	12/13/2016	12/13/2016	12/04/2017	1,172.00	PESTFEE	0.00	3.00	1,043.00	0.00	0.00
										RENT	1,002.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
345	B1	N/A	1046	Occupied	Hixon, Amy	10/27/2016	10/27/2016	07/19/2017	1,302.00	LCINSURANCE	0.00	10.00	1,190.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,149.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
346	B2	N/A	1170	Occupied	Gonzalez, Jacquelyn	07/18/2016	07/18/2016	07/18/2017	1,234.00	LCINSURANCE	0.00	10.00	1,192.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,166.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
347	B2	N/A	1170	Occupied	PALENQUE MANAGEMENT LLC, *	10/12/2016	10/12/2016	07/04/2017	1,234.00	LCINSURANCE	0.00	10.00	1,190.00	0.00	0.00
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	1,114.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
410	A2	N/A	726	Occupied	Shantz, Garrett	11/17/2016	11/17/2016	11/06/2017	909.00	LCINSURANCE	0.00	10.00	901.00	0.00	0.00
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	815.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
411	A2	N/A	726	Occupied	Barba, Jose	11/30/2016	11/30/2016	10/27/2017	909.00	LCINSURANCE	0.00	10.00	907.00	0.00	0.00
										PARKING	0.00	25.00
										PESTFEE	0.00	3.00
										RENT	831.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
412	A1	N/A	608	Occupied	Heard, Quintin	05/01/2016	05/01/2016	05/08/2017	835.00	LCINSURANCE	0.00		10.00		841.00		0.00	0.00
										RENT	821.00		0.00
										TRASH	0.00		10.00
		N/A		Pending renewal	Heard, Quintin	05/01/2016	05/09/2017	05/04/2018		LCINSURANCE	0.00	*	10.00	*	888.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	837.00		0.00
										TRASH	0.00	*	35.00	*
										WATER/SEWER	0.00	*	3.00	*
413	A1	N/A	608	Occupied	Dorado, Juana	06/27/2015	07/21/2016	07/17/2017	835.00	PESTFEE	0.00		3.00		824.00		0.00	0.00
										RENT	808.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
414	A1	N/A	608	Occupied	Mbonayo, JeanLuc	10/03/2016	10/03/2016	09/25/2017	835.00	PESTFEE	0.00		3.00		713.00		0.00	0.00
										RENT	682.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
415	A1	N/A	608	Occupied-NTV	Gonzales, Teresa	05/05/2015 05/26/2017	05/31/2016	05/26/2017	835.00	PARKING	0.00		35.00		785.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	734.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
416	A2	N/A	726	Occupied	Caughlin, Jerica	10/22/2014	12/09/2016	06/07/2017	909.00	PESTFEE	0.00		3.00		917.00		0.00	0.00
										RENT	886.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
417	A2	N/A	726	Occupied	Merel, Tomas	09/26/2016	09/26/2016	07/19/2017	909.00	LCINSURANCE	0.00		10.00		880.00		0.00	0.00
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										RENT	804.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

420	A2	N/A	726	Occupied	Bufkin, Janina	09/15/2016	09/15/2016	07/07/2017	884.00	LCINSURANCE	0.00		10.00		913.00		0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	852.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
421	A2	N/A	726	Occupied	Legan, Lauren	02/15/2016	02/04/2017	01/30/2018	884.00	PESTFEE	0.00		3.00		829.00		0.00	0.00
										RENT	788.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
422	A1	N/A	608	Occupied	Ingmundson, Paul	08/26/2016	08/26/2016	08/24/2017	920.00	PESTFEE	0.00		3.00		835.00		0.00	0.00
										RENT	804.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
423	A1	N/A	608	Occupied-NTVL	Sufficool, Kelly	04/10/2016 04/10/2017	04/10/2016	04/07/2017	810.00	PESTFEE	0.00		3.00		801.00		0.00	0.00
										RENT	785.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Applicant	Hale, Vanessa	04/18/2017	04/18/2017	05/14/2018		PESTFEE	0.00	*	3.00	*	747.00	*	0.00	0.00
										RENT	706.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
424	A1	N/A	608	Occupied	Mariscal, Joe	02/08/2017	02/08/2017	03/05/2018	810.00	PESTFEE	0.00		3.00		802.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	741.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
425	A1	N/A	608	Occupied	Garcia, Joe	12/23/2016	12/23/2016	12/18/2017	920.00	LCINSURANCE	0.00		10.00		859.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	808.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
426	A2	N/A	726	Occupied	Salinas, Marina	08/08/2016	08/08/2016	08/02/2017	919.00	LCINSURANCE	0.00		10.00		1,012.00		1,083.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	951.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
427	A2	N/A	726	Occupied	Mccaslin, Kathy	04/17/2012	10/04/2016	09/29/2017	884.00	PARKING	0.00	35.00	1,042.00	290.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	956.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
430	A2	N/A	726	Occupied	Valdez, Antoinette	01/28/2017	01/28/2017	01/23/2018	884.00	LCINSURANCE	0.00	10.00	855.00	0.00	0.00
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	769.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
431	A2	N/A	726	Occupied-NTV	Murray, Quenton Nigel	01/17/2015 03/17/2017	02/15/2016	02/06/2017	884.00	LCINSURANCE	0.00	10.00	1,108.00	0.00	9.39
										PESTFEE	0.00	3.00
										RENT	1,082.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
432	A1	N/A	608	Occupied	Smith, Korin	03/05/2017	03/05/2017	03/28/2018	810.00	PESTFEE	0.00	3.00	781.00	0.00	(32.01)
										RENT	740.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
433	A1	N/A	608	Occupied	Jones, Taylor	08/11/2016	08/11/2016	08/07/2017	920.00	PESTFEE	0.00	3.00	937.00	0.00	0.00
										PETRENT	0.00	20.00
										RENT	889.00	0.00
										TRASH	0.00	25.00
434	A1	N/A	608	Occupied	Shepard, David	03/27/2015	04/28/2016	05/23/2017	810.00	PESTFEE	0.00	3.00	730.00	687.00	0.00
										RENT	714.00	0.00
										TRASH	0.00	10.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Shepard, David	03/27/2015	05/24/2017	04/19/2018		PESTFEE	0.00	*	3.00	*	785.00	*	0.00	0.00
										RENT	744.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
435	A1	N/A	608	Occupied	Ruiz, Martin	04/22/2016	04/22/2016	04/17/2017	810.00	LCINSURANCE	0.00		10.00		821.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	795.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
436	A2	N/A	726	Occupied	Orr, Gregory	12/13/2016	12/13/2016	12/08/2017	884.00	PESTFEE	0.00		3.00		831.00		0.00	0.00
										RENT	790.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
437	A2	N/A	726	Occupied	Gluza, Sebastian	11/19/2016	11/19/2016	10/19/2017	994.00	PESTFEE	0.00		3.00		930.00		250.00	0.00
										PETRENT	0.00		20.00
										RENT	869.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
440	A2	N/A	726	Occupied	Rodriguez, Phillip	02/24/2017	02/24/2017	02/19/2018	924.00	PARKING	0.00		0.00		870.00		402.50	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	809.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
441	A2	N/A	726	Occupied-NTV	Whitsell, Kate	05/12/2015 05/01/2017	05/05/2016	05/01/2017	924.00	PESTFEE	0.00		3.00		889.00		0.00	0.00
										RENT	873.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
442	A1	N/A	608	Occupied	Ferry, Abby	05/08/2016	05/08/2016	05/03/2017	850.00	PESTFEE	0.00		3.00		811.00		0.00	0.00
										RENT	795.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

443	A1	N/A	608	Occupied	Clouse, Zachary	08/23/2016	08/23/2016	08/18/2017	850.00	PESTFEE	0.00	3.00	813.00	0.00	0.00
										RENT	782.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
444	A1	N/A	608	Occupied	Pennington, Kari	02/15/2016	02/10/2017	02/05/2018	850.00	LCINSURANCE	0.00	10.00	884.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	833.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
445	A1	N/A	608	Occupied	Bonnette, Anne-Marie Rita	10/21/2016	10/21/2016	10/16/2017	850.00	LCINSURANCE	0.00	10.00	801.00	330.00	0.00
										PESTFEE	0.00	3.00
										RENT	760.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
446	A2	N/A	726	Occupied-NTV	Vyverman, Bonnie	05/06/2016 05/05/2017	05/06/2016	05/05/2017	924.00	PARKING	0.00	35.00	981.00	455.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	910.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
447	A2	N/A	726	Occupied	Maher, Marlayna	10/22/2016	10/22/2016	10/19/2017	924.00	LCINSURANCE	0.00	10.00	946.00	0.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	885.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
510	B2	N/A	1170	Occupied	Anderwald, Kurtis	09/24/2016	09/24/2016	08/22/2017	1,219.00	LCINSURANCE	0.00	10.00	1,285.00	0.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	40.00
										RENT	1,204.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

511	B2	N/A	1170	Occupied	Dandridge, Thomasine	07/22/2016	07/22/2016	07/14/2017	1,349.00	LCINSURANCE	0.00		10.00		1,330.00		1,380.00	21.60
										PESTFEE	0.00		3.00
										RENT	1,289.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
512	B1	N/A	1046	Occupied	Ortega, Charlie	01/12/2017	01/12/2017	01/02/2018	1,157.00	PARKING	0.00		25.00		1,045.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	979.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
513	B1	N/A	1046	Occupied	Vidal, Scott	10/27/2016	10/27/2016	07/19/2017	1,157.00	LCINSURANCE	0.00		10.00		1,102.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,051.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
514	B1	N/A	1046	Vacant	VACANT				1,157.00		0.00	*	41.00	*
515	B1	N/A	1046	Occupied	Mejia, Uriel	05/09/2015	05/09/2016	05/04/2017	1,157.00	PESTFEE	0.00		3.00		1,002.00		150.00	0.00
										PETRENT	0.00		15.00
										RENT	974.00		0.00
										TRASH	0.00		10.00
		N/A		Pending renewal	Mejia, Uriel	05/09/2015	05/05/2017	04/30/2018		PESTFEE	0.00	*	3.00	*	1,059.00	*	0.00	0.00
										PETRENT	0.00		20.00
										RENT	998.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
516	B2	N/A	1170	Occupied	Henricksen, Christian	06/11/2016	06/11/2016	06/09/2017	1,349.00	LCINSURANCE	0.00		10.00		1,337.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,296.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
517	B2	N/A	1170	Occupied	Rosborough, Chase	03/08/2017	03/08/2017	04/13/2018	1,219.00	PESTFEE	0.00		3.00		1,039.00		150.00	440.82
										RENT	998.00		0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
520	B2	N/A	1170	Occupied	Barton, Nicholas	07/03/2015	08/03/2016	07/28/2017	1,194.00	PARKING	0.00		60.00		1,155.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,064.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
521	B2	N/A	1170	Occupied	Chandler, Jennifer	01/06/2017	01/06/2017	01/05/2018	1,194.00	PARKING	0.00		35.00		1,233.00		0.00	3.65
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,137.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
522	B1	N/A	1046	Vacant-Leased	VACANT				1,132.00		0.00	*	41.00	*
		N/A		Applicant	Garcia, Maria	03/16/2017	03/16/2017	03/12/2018		PESTFEE	0.00	*	3.00	*	1,085.00	*	0.00	0.00
										RENT	1,044.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
523	B1	N/A	1046	Occupied	Barecky, John	08/26/2016	08/26/2016	08/31/2017	1,132.00	PARKING	0.00		70.00		1,216.00		0.00	(3.92)
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,095.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
524	B1	N/A	1046	Occupied	Nlekwa, Josephine Chinyere	11/15/2014	01/02/2017	07/07/2017	1,132.00	LCINSURANCE	0.00		10.00		1,227.00		490.00	0.00
										PARKING	0.00		0.00
										PESTFEE	0.00		3.00
										RENT	1,186.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
525	B1	N/A	1046	Occupied-NTVL	Lentsch, Matthew	08/12/2016 04/21/2017	08/12/2016	04/21/2017	1,132.00	PESTFEE	0.00		3.00		1,257.00		0.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										PETRENT	0.00		20.00
										RENT	1,206.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
		N/A		Pending	Gil, Jennifer	04/29/2017	04/29/2017	05/24/2018		PESTFEE	0.00	*	3.00	*	1,025.00	*	0.00	0.00
										RENT	984.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
526	B2	N/A	1170	Occupied-NTVL	Macklin, Elizabeth	06/06/2016 05/18/2017	06/06/2016	05/18/2017	1,194.00	LCINSURANCE	0.00		10.00		1,187.00		144.00	0.00
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										RENT	1,126.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Pending	Shreve, Bryan	05/26/2017	05/26/2017	06/20/2018		PARKING	0.00	*	35.00	*	1,071.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	995.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
527	B2	N/A	1170	Occupied	Oliveros, Alejandro	05/26/2016	05/26/2016	05/26/2017	1,194.00	LCINSURANCE	0.00		10.00		1,136.00		0.00	60.00
										PARKING	0.00		35.00
										PETRENT	0.00		20.00
										RENT	1,071.00		0.00
530	B2	N/A	1170	Occupied	Colon Garcia, Hernan	11/11/2016	11/11/2016	11/01/2017	1,239.00	PARKING	0.00		70.00		1,271.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,170.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
531	B2	N/A	1170	Occupied	Rodriguez, Roger	11/18/2016	11/18/2016	11/17/2017	1,194.00	LCINSURANCE	0.00		10.00		1,098.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,047.00		0.00
										TRASH	0.00		35.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										WATER/SEWER	0.00	3.00
532	B1	N/A	1046	Occupied	Hopkins, Angelica	02/03/2017	02/03/2017	10/26/2017	1,132.00	PARKING	0.00	35.00	1,169.00	0.00	38.75
										PESTFEE	0.00	3.00
										RENT	1,093.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
533	B1	N/A	1046	Occupied	Vieau, Deborah	01/05/2017	01/05/2017	11/27/2017	1,132.00	PESTFEE	0.00	3.00	1,024.00	0.00	0.00
										RENT	983.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
534	B1	N/A	1046	Occupied	Lewis, Charlotte	05/12/2015	06/23/2016	06/19/2017	1,132.00	PESTFEE	0.00	3.00	1,020.00	0.00	0.00
										RENT	1,004.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
535	B1	N/A	1046	Occupied	Bachman, Ryan	08/13/2015	09/07/2016	09/06/2017	1,132.00	PARKING	0.00	35.00	1,090.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,024.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
536	B2	N/A	1170	Occupied	Falconer, Steve	05/28/2012	05/13/2016	05/08/2017	1,194.00	PESTFEE	0.00	3.00	1,300.00	680.00	0.00
										PETRENT	0.00	20.00
										RENT	1,264.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
537	B2	N/A	1170	Occupied	Rivera Mojica, Omar	11/26/2016	11/26/2016	11/21/2017	1,324.00	PARKING	0.00	35.00	1,384.00	0.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	1,288.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
540	B2	N/A	1170	Occupied	Rogers, Morgan	03/10/2017	03/10/2017	02/28/2018	1,234.00	PESTFEE	0.00	3.00	1,045.00	237.00	18.62
										RENT	1,004.00	0.00
										TRASH	0.00	35.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										WATER/SEWER	0.00	3.00
541	B2	N/A	1170	Occupied	Ressman, Connor	07/27/2016	07/27/2016	07/10/2017	1,234.00	PESTFEE	0.00	3.00	1,182.00	0.00	0.00
										RENT	1,166.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
542	B1	N/A	1046	Occupied	Schreiber, Michael	07/21/2016	07/21/2016	07/21/2017	1,172.00	PARKING	0.00	25.00	1,245.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,204.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
543	B1	N/A	1046	Occupied	Villarreal, Jesus	02/10/2016	02/11/2017	02/06/2018	1,172.00	PARKING	0.00	35.00	1,127.00	290.00	40.00
										PESTFEE	0.00	3.00
										RENT	1,051.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
544	B1	N/A	1046	Occupied	Ortega, Jenna	08/17/2016	08/17/2016	08/17/2017	1,172.00	PESTFEE	0.00	3.00	1,223.00	0.00	0.00
										RENT	1,195.00	0.00
										TRASH	0.00	25.00
545	B1	N/A	1046	Occupied	Anaya, Isabel	10/17/2014	10/06/2016	10/06/2017	1,172.00	LCINSURANCE	0.00	10.00	1,201.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,160.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
546	B2	N/A	1170	Occupied	Richarte, Steve	02/24/2014	02/09/2017	02/05/2018	1,234.00	PARKING	0.00	35.00	1,362.00	80.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,286.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
547	B2	N/A	1170	Occupied-NTV	Flores, Jessica	04/01/2015 05/11/2017	04/21/2016	04/07/2017	1,234.00	PESTFEE	0.00	3.00	1,096.00	1,039.00	0.00
										RENT	1,080.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

610	C1	N/A	1309	Occupied-NTV	Durfee, Sarah	05/09/2016 05/15/2017	05/09/2016	05/15/2017	1,599.00	PARKING	0.00		35.00		1,692.00		0.00	(9.25)
										PESTFEE	0.00		3.00
										PETRENT	0.00		40.00
										RENT	1,601.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
611	C1	N/A	1309	Vacant-Leased	VACANT				1,514.00		0.00	*	41.00	*
		N/A		Applicant	Miller, Toni	03/31/2017	03/31/2017	04/20/2018		PARKING	0.00	*	35.00	*	1,447.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,351.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
612	E1	N/A	430	Occupied	Alcantara, Aristeo	06/26/2016	06/26/2016	05/22/2017	718.00	LCINSURANCE	0.00		10.00		721.00		0.00	30.26
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	660.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
613	E1	N/A	430	Occupied	Lu, Si	11/10/2016	11/10/2016	05/08/2017	718.00	PESTFEE	0.00		3.00		750.00		0.00	18.91
										RENT	709.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
614	E1	N/A	430	Occupied	Farias, Carl	08/09/2014	07/28/2016	07/21/2017	718.00	PARKING	0.00		0.00		649.00		0.00	(100.63)
										PESTFEE	0.00		3.00
										RENT	633.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
615	E1	N/A	430	Occupied	Lovorn, Kenneth	11/09/2016	11/09/2016	11/06/2017	718.00	PESTFEE	0.00		3.00		706.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	655.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Mve-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

616	C1	N/A	1309	Occupied	Munoz, Adriana	06/18/2010	09/06/2016	09/01/2017	1,459.00	PARKING	0.00	70.00	1,597.00	40.00	(0.58)
										PESTFEE	0.00	3.00
										RENT	1,496.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
617	C1	N/A	1309	Occupied	Saldana, Rosalinda	04/19/2016	04/19/2016	07/10/2017	1,474.00	PARKING	0.00	70.00	1,386.00	500.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	15.00
										RENT	1,285.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
620	C1	N/A	1309	Occupied	Espinosa, Rebeca	07/26/2016	07/26/2016	07/21/2017	1,434.00	LCINSURANCE	0.00	10.00	1,439.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,398.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
621	C1	N/A	1309	Occupied	Oshman, Melissa	12/20/2016	12/20/2016	12/11/2017	1,434.00	LCINSURANCE	0.00	10.00	1,337.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,286.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
622	E1	N/A	430	Occupied	Raei, Mhd Ghaith	03/08/2014	07/07/2016	07/06/2017	693.00	PARKING	0.00	0.00	639.00	540.00	0.00
										PESTFEE	0.00	3.00
										RENT	623.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
623	E1	N/A	430	Occupied	Cortinas, Cody	05/24/2016	05/24/2016	05/19/2017	693.00	PARKING	0.00	25.00	643.00	0.00	0.00
										PETFEE	0.00	10.00
										PETRENT	0.00	15.00
										RENT	593.00	0.00
624	E1	N/A	430	Occupied	Solivas, Allison	07/29/2016	07/29/2016	07/20/2017	693.00	LCINSURANCE	0.00	10.00	687.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	646.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
625	E1	N/A	430	Vacant	VACANT				803.00		0.00	*	41.00	*
626	C1	N/A	1309	Occupied	Fontanez, Joel	12/17/2015	08/13/2016	08/08/2017	1,434.00	LCINSURANCE	0.00		10.00		1,288.00		594.00	(0.27)
										PESTFEE	0.00		3.00
										RENT	1,247.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
627	C1	N/A	1309	Occupied	Rico, Lizeth	09/10/2012	09/25/2016	08/31/2017	1,449.00	LCINSURANCE	0.00		10.00		1,442.00		530.00	3,374.10
										PARKING	0.00		70.00
										PESTFEE	0.00		3.00
										RENT	1,331.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
630	C1	N/A	1309	Occupied	Mason, Eric	01/13/2016	01/07/2017	01/02/2018	1,434.00	PESTFEE	0.00		3.00		1,308.00		1,188.00	0.00
										PETRENT	0.00		20.00
										RENT	1,247.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
631	C1	N/A	1309	Occupied	Alameda, William	07/30/2015	08/25/2016	08/11/2017	1,489.00	PARKING	0.00		60.00		1,371.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,295.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
632	E1	N/A	430	Occupied-NTVL	Gil, Jennifer	05/15/2016 04/29/2017	05/15/2016	05/10/2017	693.00	RENT	593.00		0.00		603.00		0.00	0.00
										TRASH	0.00		10.00
		N/A		Applicant	Kasselder, Kal	05/11/2017	05/11/2017	05/31/2018		PESTFEE	0.00	*	3.00	*	709.00	*	0.00	0.00
										RENT	668.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
633	E1	N/A	430	Occupied	Edwards, Quincy	12/26/2015	12/27/2016	12/22/2017	733.00	PESTFEE	0.00		3.00		737.00		341.50	8.26
										RENT	696.00		0.00
										TRASH	0.00		35.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance
										WATER/SEWER	0.00	3.00
634	E1	N/A	430	Occupied	Mercado, Lindsey	09/09/2016	09/09/2016	09/04/2017	693.00	PESTFEE	0.00	3.00	661.00	0.00	0.00
										RENT	630.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
635	E1	N/A	430	Occupied	Benitez, Melissa	03/10/2017	03/10/2017	02/28/2018	693.00	PESTFEE	0.00	3.00	709.00	0.00	(31.00)
										RENT	668.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
636	C1	N/A	1309	Occupied	Abid, Salman	08/06/2016	08/06/2016	08/01/2017	1,434.00	LCINSURANCE	0.00	10.00	1,439.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,398.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
637	C1	N/A	1309	Occupied	Santiago, Nicole	03/10/2017	03/10/2017	03/05/2018	1,449.00	PARKING	0.00	35.00	1,258.00	0.00	(191.41)
										PESTFEE	0.00	3.00
										RENT	1,182.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
640	C1	N/A	1309	Occupied	Robertson, Jordan	03/13/2017	03/13/2017	04/06/2018	1,474.00	PESTFEE	0.00	3.00	1,221.00	306.00	(32.99)
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
641	C1	N/A	1309	Occupied	Tovias, Alexaray	06/25/2014	10/11/2016	10/11/2017	1,474.00	PESTFEE	0.00	3.00	1,598.00	450.00	0.00
										RENT	1,567.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
642	E1	N/A	430	Occupied-NTV	Rios, Rebekah	02/19/2015 04/10/2017	03/16/2016	04/10/2017	733.00	PARKING	0.00	35.00	663.00	0.00	0.00
										RENT	618.00	0.00
										TRASH	0.00	10.00
643	E1	N/A	430	Occupied-NTV	Brown, Robin	03/08/2016 03/22/2017	03/08/2016	03/03/2017	843.00	PESTFEE	0.00	3.00	1,123.00	0.00	(0.95)
										RENT	1,107.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
644	E1	N/A	430	Occupied	Brethen, Jennifer	10/14/2014	10/12/2016	10/12/2017	843.00	PESTFEE	0.00		3.00		697.00	0.00	0.00
										RENT	666.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
645	E1	N/A	430	Occupied	Nutt, Michael	12/21/2016	12/21/2016	07/17/2017	843.00	LCINSURANCE	0.00		10.00		920.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	869.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
646	C1	N/A	1309	Vacant	VACANT				1,624.00		0.00	*	41.00	*
647	C1	N/A	1309	Occupied	Gallo, Flavia Lorena	07/31/2014	01/07/2017	01/02/2018	1,489.00	PARKING	0.00		35.00		1,535.00	500.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,459.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
710	B2	N/A	1170	Occupied	Higa, Jessica	10/22/2016	10/22/2016	10/20/2017	1,219.00	PESTFEE	0.00		3.00		1,128.00	0.00	0.00
										PETRENT	0.00		20.00
										RENT	1,067.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
711	B2	N/A	1170	Occupied	Barraza, Angel	01/27/2016	01/27/2016	06/26/2017	1,219.00	PARKING	0.00		70.00		1,184.00	0.00	0.00
										PETRENT	0.00		15.00
										RENT	1,089.00		0.00
										TRASH	0.00		10.00
712	B1	N/A	1046	Occupied	Williamson, Yavohne	11/02/2016	11/02/2016	07/31/2017	1,157.00	PARKING	0.00		25.00		1,131.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,075.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
713	B1	N/A	1046	Vacant	VACANT				1,287.00		0.00	*	41.00	*
714	B1	N/A	1046	Occupied	Hay, Michelle J	09/18/2016	09/18/2016	09/18/2017	1,157.00	LCINSURANCE	0.00		10.00		1,185.00	250.00	53.35

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										PARKING	0.00		70.00
										PESTFEE	0.00		3.00
										RENT	1,074.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
715	B1	N/A	1046	Occupied	Gerlach, Samantha	10/11/2016	10/11/2016	05/04/2017	1,157.00	LCINSURANCE	0.00		10.00		1,172.00		0.00	0.00
										PARKING	0.00		0.00
										PESTFEE	0.00		3.00
										RENT	1,131.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
716	B2	N/A	1170	Occupied	Gibson, Madelyn	08/13/2015	09/07/2016	08/03/2017	1,264.00	PESTFEE	0.00		3.00		1,169.00		0.00	14.26
										RENT	1,138.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Gibson, Madelyn	08/13/2015	08/04/2017	08/03/2018		PESTFEE	0.00	*	3.00	*	1,173.00	*	0.00	0.00
										RENT	1,142.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
717	B2	N/A	1170	Occupied	Murphy, Priscilla	12/01/2016	12/01/2016	10/10/2017	1,349.00	PESTFEE	0.00		3.00		1,223.00		641.50	0.00
										RENT	1,182.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
720	B2	N/A	1170	Occupied	Ayala, Adriel	03/31/2015	03/31/2016	03/27/2017	1,194.00	PESTFEE	0.00		3.00		982.00		0.00	295.29
										RENT	966.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
721	B2	N/A	1170	Occupied-NTVL	Stauffer, John	08/01/2016 04/13/2017	08/01/2016	04/13/2017	1,324.00	PARKING	0.00		35.00		1,518.00		0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,432.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

		N/A		Pending	Gutierrez, Garrett	04/21/2017	04/21/2017	05/16/2018		LCINSURANCE	0.00	*	10.00	*	1,297.00	*	0.00	0.00
										PARKING	0.00		70.00
										PESTFEE	0.00		3.00
										RENT	1,176.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
722	B1	N/A	1046	Occupied	Totoris, Michelle	09/20/2016	09/20/2016	08/16/2017	1,177.00	PESTFEE	0.00		3.00		1,169.00		1,129.00	0.00
										PETRENT	0.00		40.00
										RENT	1,098.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
723	B1	N/A	1046	Occupied	Medellin, Belinda	09/08/2013	08/30/2016	08/29/2017	1,132.00	LCINSURANCE	0.00		10.00		1,256.00		740.00	0.26
										PESTFEE	0.00		3.00
										RENT	1,215.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
724	B1	N/A	1046	Occupied	Mccasky, Cindy	03/25/2013	10/26/2016	10/26/2017	1,132.00	PARKING	0.00		35.00		1,220.00		350.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,154.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
725	B1	N/A	1046	Occupied	Garcia, Jose	02/17/2017	02/17/2017	03/09/2018	1,132.00	PESTFEE	0.00		3.00		1,005.00		0.00	0.00
										RENT	964.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
726	B2	N/A	1170	Occupied	Welch, Amanda	11/21/2015	01/14/2017	01/09/2018	1,194.00	PESTFEE	0.00		3.00		1,170.00		524.00	10.00
										RENT	1,129.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
727	B2	N/A	1170	Occupied	Sanchez, Tiffany	08/12/2014	09/27/2016	09/22/2017	1,194.00	PESTFEE	0.00		3.00		1,314.00		613.50	0.00
										PETRENT	0.00		20.00
										RENT	1,263.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

730	B2	N/A	1170	Occupied	Valdez-Blake, Marco	12/04/2016	12/04/2016	11/29/2017	1,194.00	LCINSURANCE	0.00		10.00		1,246.00	0.00	0.00
										PARKING	0.00		20.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		40.00
										RENT	1,145.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
731	B2	N/A	1170	Occupied	Ibarra, James	03/13/2017	03/13/2017	03/02/2018	1,194.00	LCINSURANCE	0.00		10.00		1,016.00	482.50	0.00
										PESTFEE	0.00		3.00
										RENT	965.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
732	B1	N/A	1046	Occupied	Oshiro, Ashley	09/18/2015	10/14/2016	10/09/2017	1,132.00	LCINSURANCE	0.00		10.00		1,292.00	0.00	0.00
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,196.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
733	B1	N/A	1046	Occupied	Perez, Celina	08/16/2015	09/29/2016	09/29/2017	1,132.00	PESTFEE	0.00		3.00		1,117.00	0.00	0.00
										RENT	1,086.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
734	B1	N/A	1046	Occupied	Benitez, Alicia	05/11/2015	05/03/2016	04/28/2017	1,132.00	PESTFEE	0.00		3.00		1,021.00	0.00	0.00
										RENT	1,005.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
735	B1	N/A	1046	Occupied	SAMBECCA MANAGEMENT, *	12/22/2016	12/22/2016	06/20/2017	1,262.00	PESTFEE	0.00		3.00		1,169.00	0.00	0.00
										RENT	1,128.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
736	B2	N/A	1170	Vacant	VACANT				1,324.00		0.00	*	41.00	*

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

737	B2	N/A	1170	Occupied	Cook, Justin	03/11/2017	03/11/2017	04/02/2018	1,239.00	PESTFEE	0.00	3.00	1,053.00	0.00	(30.00)
										RENT	1,012.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
740	B2	N/A	1170	Occupied	Futrell, Emmett	10/02/2009	09/06/2016	06/12/2017	1,234.00	PESTFEE	0.00	3.00	1,347.00	180.00	0.00
										RENT	1,316.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
741	B2	N/A	1170	Occupied-NTV	Richard, Alyssa	04/24/2016 04/06/2017	04/24/2016	04/06/2017	1,234.00	PESTFEE	0.00	3.00	1,183.00	0.00	0.00
										RENT	1,167.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
742	B1	N/A	1046	Occupied	Olivo, John	01/21/2017	01/21/2017	01/16/2018	1,257.00	LCINSURANCE	0.00	10.00	1,255.00	0.00	0.00
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	1,169.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
743	B1	N/A	1046	Occupied	Coombs, Kaitlynn	07/13/2015	08/11/2016	08/07/2017	1,172.00	PESTFEE	0.00	3.00	1,100.00	0.00	(0.12)
										RENT	1,084.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
744	B1	N/A	1046	Occupied	Garcia, Natalie	09/11/2016	09/11/2016	09/11/2017	1,172.00	PARKING	0.00	50.00	1,170.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,089.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
745	B1	N/A	1046	Occupied	Tordesillas, Vincent	01/20/2017	01/20/2017	01/19/2018	1,302.00	PESTFEE	0.00	3.00	1,190.00	0.00	0.00
										PETRENT	0.00	20.00
										RENT	1,129.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

746	B2	N/A	1170	Occupied	Romero, Josue	05/14/2015	06/08/2016	06/02/2017	1,234.00	PARKING	0.00	105.00	1,236.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,115.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
747	B2	N/A	1170	Occupied	Zuniga, Yesenia	03/10/2017	03/10/2017	04/04/2018	1,364.00	PESTFEE	0.00	3.00	1,178.00	0.00	161.61
										RENT	1,137.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
810	B2	N/A	1170	Occupied	Maldonado, Ada	01/09/2015	03/01/2017	08/28/2017	1,219.00	PARKING	0.00	35.00	1,209.00	0.00	2,226.26
										PESTFEE	0.00	3.00
										RENT	1,133.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
811	B2	N/A	1170	Occupied	Brothers, Sharron	01/31/2010	07/25/2016	07/10/2017	1,219.00	PESTFEE	0.00	3.00	1,287.00	390.00	0.47
										PETRENT	0.00	20.00
										RENT	1,236.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
812	B1	N/A	1046	Occupied	Amesquita, Julissa	04/01/2016	04/01/2016	03/20/2017	1,157.00	PESTFEE	0.00	3.00	1,127.00	40.00	667.37
										PETRENT	0.00	20.00
										RENT	1,094.00	0.00
										TRASH	0.00	10.00
813	B1	N/A	1046	Occupied	Holguin, Evangelina	01/15/2016	03/08/2017	03/05/2018	1,157.00	PESTFEE	0.00	3.00	1,091.00	250.00	0.00
										RENT	1,050.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
814	B1	N/A	1046	Occupied-NTV	Del Cid, Winston	04/10/2015 05/05/2017	05/10/2016	05/05/2017	1,157.00	PARKING	0.00	50.00	1,028.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	965.00	0.00
										TRASH	0.00	10.00
815	B1	N/A	1046	Occupied	Handy, David	01/22/2016	01/13/2017	01/08/2018	1,157.00	LCINSURANCE	0.00	10.00	1,121.00	250.00	9.80

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										PESTFEE	0.00		3.00
										RENT	1,070.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
816	B2	N/A	1170	Occupied	Venable, Chelsea	09/06/2016	09/06/2016	09/06/2017	1,219.00	PARKING	0.00		25.00		1,255.00		300.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,182.00		0.00
										TRASH	0.00		25.00
817	B2	N/A	1170	Occupied	Cleveland, Montina	08/30/2016	08/30/2016	08/30/2017	1,219.00	LCINSURANCE	0.00		10.00		1,224.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,186.00		0.00
										TRASH	0.00		25.00
820	B2	N/A	1170	Occupied	Vannes, Kira Ann	03/14/2015	04/12/2016	04/07/2017	1,194.00	PESTFEE	0.00		3.00		1,015.00		0.00	0.00
										RENT	999.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
821	B2	N/A	1170	Occupied-NTVL	Shreve, Bryan	05/16/2016 05/29/2017	05/16/2016	05/16/2017	1,194.00	PARKING	0.00		35.00		1,178.00		0.00	(0.35)
										PESTFEE	0.00		3.00
										RENT	1,127.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Applicant	TREVINO, JAIME	06/06/2017	06/06/2017	06/01/2018		PESTFEE	0.00	*	3.00	*	1,067.00	*	0.00	(4.00)
										RENT	1,026.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
822	B1	N/A	1046	Occupied	Patterson, Sydney	08/09/2016	08/09/2016	08/09/2017	1,262.00	LCINSURANCE	0.00		10.00		1,345.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,304.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
823	B1	N/A	1046	Occupied	Kirscht, Daniel	01/27/2012	09/15/2016	08/02/2017	1,132.00	PARKING	0.00		35.00		1,211.00		80.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										PESTFEE	0.00		3.00
										RENT	1,145.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
824	B1	N/A	1046	Occupied	Bishop, Nicholas	08/17/2015	09/22/2016	09/22/2017	1,177.00	LCINSURANCE	0.00		10.00		1,186.00		250.00	0.00
										PARKING	0.00		70.00
										PESTFEE	0.00		3.00
										RENT	1,075.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
825	B1	N/A	1046	Occupied	Ocampo, Robert	05/05/2015	06/05/2016	05/31/2017	1,132.00	PESTFEE	0.00		3.00		942.00		0.00	0.00
										RENT	926.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
826	B2	N/A	1170	Occupied	Sierra, Rachel	04/23/2015	05/18/2016	05/12/2017	1,194.00	LCINSURANCE	0.00		10.00		1,036.00		486.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,010.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Sierra, Rachel	04/23/2015	05/13/2017	05/08/2018		LCINSURANCE	0.00	*	10.00	*	1,111.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,060.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
827	B2	N/A	1170	Occupied	Clements, Serena	02/04/2017	02/04/2017	01/30/2018	1,194.00	PESTFEE	0.00		3.00		1,206.00		0.00	20.00
										RENT	1,165.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
830	B2	N/A	1170	Occupied	Moreno, Jake	05/21/2016	05/21/2016	05/17/2017	1,194.00	PARKING	0.00		35.00		1,176.00		0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,105.00		0.00
										TRASH	0.00		10.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										WATER/SEWER	0.00		3.00

		N/A		Pending renewal	Moreno, Jake	05/21/2016	05/18/2017	05/14/2018		PARKING	0.00	*	35.00	*	1,227.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,131.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
831	B2	N/A	1170	Occupied	Phelan, Jennifer	06/05/2015	06/30/2016	06/26/2017	1,194.00	PESTFEE	0.00		3.00		1,128.00		0.00	0.00
										RENT	1,112.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
832	B1	N/A	1046	Occupied-NTV	Carvajal, Michael	03/31/2016 03/21/2017	03/31/2016	03/21/2017	1,262.00	PESTFEE	0.00		3.00		1,235.00		245.00	0.00
										RENT	1,219.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
833	B1	N/A	1046	Occupied	Ducote, David	10/04/2012	11/02/2016	11/01/2017	1,132.00	PARKING	0.00		0.00		1,166.00		640.00	(3.97)
										PESTFEE	0.00		3.00
										PETRENT	0.00		15.00
										RENT	1,145.00		0.00
										WATER/SEWER	0.00		3.00
834	B1	N/A	1046	Occupied	Audaall, Abdellatif	09/07/2015	09/07/2016	09/14/2017	1,177.00	PARKING	0.00		35.00		1,096.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,030.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
835	B1	N/A	1046	Occupied	BRH-GARVER CONSTRUCTION , L.P., *	02/28/2017	02/28/2017	03/27/2018	1,132.00	LCINSURANCE	0.00		10.00		992.00		0.00	(15.06)
										PESTFEE	0.00		3.00
										RENT	941.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
836	B2	N/A	1170	Vacant	VACANT				1,324.00		0.00	*	41.00	*

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

837	B2	N/A	1170	Occupied	Puente, Daniel C	04/30/2015	05/25/2016	05/19/2017	1,194.00	PARKING	0.00		35.00		1,118.00		0.00	(1.99)

										RENT	1,073.00		0.00
										TRASH	0.00		10.00
840	B2	N/A	1170	Occupied	Barlow, Andrew	12/03/2015	12/02/2016	11/27/2017	1,234.00	LCINSURANCE	0.00		10.00		1,236.00		0.00	0.00
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										RENT	1,160.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
841	B2	N/A	1170	Occupied-NTVL	Man, Elizabeth R.L.	03/18/2015 04/07/2017	03/13/2016	04/07/2017	1,234.00	RENT	1,050.00		0.00		1,060.00		0.00	(21.06)
										TRASH	0.00		10.00
		N/A		Applicant	Verheyen, Samantha	04/15/2017	04/15/2017	04/10/2018		PESTFEE	0.00	*	3.00	*	1,086.00	*	0.00	0.00
										PETRENT	0.00		40.00
										RENT	1,005.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
842	B1	N/A	1046	Occupied	Power, Erin	09/26/2014	10/14/2016	10/20/2017	1,172.00	PESTFEE	0.00		3.00		1,087.00		150.00	0.00
										PETRENT	0.00		20.00
										RENT	1,036.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
843	B1	N/A	1046	Occupied	Martin, Javier	10/30/2016	10/30/2016	10/25/2017	1,172.00	LCINSURANCE	0.00		10.00		1,155.00		0.00 (0.97)
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										RENT	1,079.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
844	B1	N/A	1046	Occupied	Osborn, Kelly	02/18/2017	02/18/2017	02/13/2018	1,172.00	LCINSURANCE	0.00		10.00		1,156.00		0.00 0.00
										PESTFEE	0.00		3.00
										RENT	1,105.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
845	B1	N/A	1046	Occupied	Fuller, Barbara	10/07/2016	10/07/2016	09/29/2017	1,172.00	PESTFEE	0.00		3.00		1,138.00		1,148.00 0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										RENT	1,107.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
846	B2	N/A	1170	Occupied	Folck, Ryan	05/05/2014	02/23/2017	02/19/2018	1,364.00	PESTFEE	0.00	3.00	1,315.00	80.00 0.00
										RENT	1,274.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
847	B2	N/A	1170	Occupied	Ghawi, Nicola	09/28/2016	09/28/2016	08/29/2017	1,364.00	PARKING	0.00	35.00	1,331.00	0.00 (2,692.00)
										PESTFEE	0.00	3.00
										RENT	1,265.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
910	A2	N/A	726	Occupied	Delgado, Gabrielle	07/12/2015	08/02/2016	08/04/2017	944.00	PESTFEE	0.00	3.00	977.00	150.00 0.00
										PETRENT	0.00	20.00
										RENT	926.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
911	A2	N/A	726	Occupied	Dornak, Meredith	12/15/2016	12/15/2016	12/08/2017	909.00	PESTFEE	0.00	3.00	865.00	0.00 0.00
										RENT	824.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
912	A1	N/A	608	Occupied	Hernandez, Oscar	01/30/2015	02/25/2016	03/21/2017	835.00	PARKING	0.00	35.00	775.00	150.00 0.00
										RENT	730.00	0.00
										TRASH	0.00	10.00
913	A1	N/A	608	Occupied	Coleman-Foster, Dorothy	07/15/2015	08/16/2016	07/12/2017	835.00	PARKING	0.00	35.00	847.00	0.00	(4.09)
										PESTFEE	0.00	3.00
										RENT	781.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
914	A1	N/A	608	Occupied	Palowski, Shayne	02/04/2017	02/04/2017	12/29/2017	835.00	PESTFEE	0.00	3.00	847.00	0.00	0.00
										RENT	806.00	0.00
										TRASH	0.00	35.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										WATER/SEWER	0.00	3.00
915	A1	N/A	608	Occupied	Rodriguez, Sarah	10/02/2015	10/15/2016	10/11/2017	835.00	PARKING	0.00	35.00	831.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	780.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
916	A2	N/A	726	Occupied	Trevino, Kayla	07/27/2016	07/27/2016	07/27/2017	909.00	PESTFEE	0.00	3.00	955.00	0.00	0.00
										RENT	924.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
917	A2	N/A	726	Occupied	Odden, Kelsey	12/02/2016	12/02/2016	11/27/2017	909.00	LCINSURANCE	0.00	10.00	845.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	794.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
920	A2	N/A	726	Occupied	Morrison, Scott	11/06/2014	07/26/2016	07/26/2017	884.00	LCINSURANCE	0.00	10.00	854.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	813.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
921	A2	N/A	726	Occupied	Repschhleger, Brandt	08/16/2016	08/16/2016	08/11/2017	884.00	LCINSURANCE	0.00	10.00	1,033.00	0.00	0.01
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	937.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
922	A1	N/A	608	Occupied	OMalley, Miranda	08/05/2016	08/05/2016	08/11/2017	810.00	LCINSURANCE	0.00	10.00	849.00	0.00	0.00
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	773.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

923	A1	N/A	608	Occupied	Ramsey, Aaron	05/24/2015	05/19/2016	05/15/2017	810.00	PESTFEE	0.00		3.00		772.00		0.00	(772.00)
										RENT	756.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Ramsey, Aaron	05/24/2015	05/16/2017	05/11/2018		PESTFEE	0.00	*	3.00	*	812.00	*	0.00	0.00
										RENT	771.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
924	A1	N/A	608	Occupied	Hawley, Kyle	06/04/2016	06/04/2016	06/06/2017	810.00	LCINSURANCE	0.00		10.00		808.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	785.00		0.00
										TRASH	0.00		10.00
925	A1	N/A	608	Occupied	Flores, Carissa	06/02/2016	06/02/2016	06/02/2017	810.00	LCINSURANCE	0.00		10.00		811.00		0.00	18.91
										PESTFEE	0.00		3.00
										RENT	785.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
926	A2	N/A	726	Occupied	Mohandesi, Manouchehr	11/06/2016	11/06/2016	11/01/2017	884.00	LCINSURANCE	0.00		10.00		866.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	825.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
927	A2	N/A	726	Occupied-NTV	Gutierrez, Garrett	01/07/2016 04/21/2017	03/01/2017	02/23/2018	994.00	LCINSURANCE	0.00		10.00		1,006.00		0.00	(461.57)
										PARKING	0.00		70.00
										PESTFEE	0.00		3.00
										RENT	885.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
930	A2	N/A	726	Occupied-NTV	Colon, Zuheili	06/20/2015 03/31/2017	07/21/2016	07/21/2017	884.00	PESTFEE	0.00		3.00		888.00		0.00	0.00
										RENT	872.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Satus	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

931	A2	N/A	726	Occupied	Vera, Christopher	11/22/2016	11/22/2016	09/18/2017	1,004.00	PARKING	0.00		25.00		908.00	822.00	0.00

										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	822.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
932	A1	N/A	608	Occupied	Idlof, Stephanie	09/26/2016	09/26/2016	10/26/2017	920.00	LCINSURANCE	0.00		10.00		850.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	809.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
933	A1	N/A	608	Occupied	Ayala, Josue	01/01/2016	11/18/2016	11/13/2017	810.00	PESTFEE	0.00		3.00		744.00	699.00	0.00
										RENT	713.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
934	A1	N/A	608	Occupied	Benavidez, April Aileen	08/09/2014	10/04/2016	08/30/2017	810.00	PESTFEE	0.00		3.00		785.00	450.00	(6.09)
										RENT	754.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
935	A1	N/A	608	Occupied	Parra Rivera, Ana	06/08/2015	06/23/2016	06/19/2017	810.00	PESTFEE	0.00		3.00		770.00	0.00	0.00
										RENT	754.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
936	A2	N/A	726	Vacant	VACANT				884.00		0.00	*	41.00	*
937	A2	N/A	726	Occupied	Silva, Ariel	12/06/2016	12/06/2016	12/01/2017	884.00	LCINSURANCE	0.00		10.00		841.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	800.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
940	A2	N/A	726	Occupied	Ashton, Maryssa	11/28/2016	11/28/2016	10/24/2017	924.00	PESTFEE	0.00		3.00		874.00	0.00	0.00
										RENT	833.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Satus	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

941	A2	N/A	726	Occupied	Hooks, Barbara	05/25/2016	05/25/2016	05/16/2017	924.00	LCINSURANCE	0.00		10.00		1,011.00		0.00	0.00
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	930.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Hooks, Barbara	05/25/2016	05/17/2017	05/11/2018		LCINSURANCE	0.00	*	10.00	*	1,054.00	*	0.00	0.00
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	948.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
942	A1	N/A	608	Occupied	Rios, Austin	11/17/2016	11/17/2016	11/16/2017	850.00	LCINSURANCE	0.00		10.00		762.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	711.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
943	A1	N/A	608	Occupied	Klecka, Amanda	10/15/2016	10/15/2016	10/06/2017	850.00	LCINSURANCE	0.00		10.00		826.00		742.00	0.00
										PARKING	0.00		25.00
										PESTFEE	0.00		3.00
										RENT	760.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
944	A1	N/A	608	Occupied	Lujan, Horacio Carlos	01/13/2015	02/08/2016	03/03/2017	850.00	LCINSURANCE	0.00		10.00		1,084.00		0.00	94.10
										PARKING	0.00		35.00
										RENT	1,029.00		0.00
										TRASH	0.00		10.00
945	A1	N/A	608	Occupied	Sandifer, David L	06/07/2013	10/13/2016	10/13/2017	850.00	PARKING	0.00		35.00		896.00		540.00	18.91
										PESTFEE	0.00		3.00
										RENT	830.00		0.00
										TRASH	0.00		25.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										WATER/SEWER	0.00	3.00
946	A2	N/A	726	Occupied	Senkbeil, Kathy	12/14/2015	12/14/2015	12/05/2016	924.00	PARKING	0.00	35.00	1,094.00	0.00	0.00
										RENT	1,049.00	0.00
										TRASH	0.00	10.00
947	A2	N/A	726	Occupied	Herrera, Tamela	02/08/2016	02/04/2017	01/30/2018	924.00	LCINSURANCE	0.00	10.00	884.00	0.00	10.00
										PESTFEE	0.00	3.00
										RENT	833.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1010	C1	N/A	1309	Occupied	Ortiz, Joel	04/29/2015	04/26/2016	03/22/2017	1,459.00	PARKING	0.00	35.00	1,304.00	0.00	85.33
										PESTFEE	0.00	3.00
										RENT	1,253.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
1011	C1	N/A	1309	Occupied	Armington, Triniti	07/25/2015	08/23/2016	08/18/2017	1,474.00	LCINSURANCE	0.00	10.00	1,424.00	1,399.00	(16.56)
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	1,363.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
1012	E1	N/A	430	Occupied	McClure, Bailey	07/05/2015	06/30/2016	06/26/2017	718.00	LCINSURANCE	0.00	10.00	650.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	624.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
1013	E1	N/A	430	Occupied	Padron, Vanessa	02/07/2015	02/28/2017	02/23/2018	718.00	PESTFEE	0.00	3.00	724.00	150.00	0.00
										PETRENT	0.00	20.00
										RENT	663.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1014	E1	N/A	430	Occupied	Emery, Lisa A	02/28/2013	08/16/2016	08/11/2017	718.00	PARKING	0.00	35.00	753.00	250.00	0.00
										PESTFEE	0.00	3.00
										RENT	702.00	0.00
										TRASH	0.00	10.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										WATER/SEWER	0.00		3.00
1015	E1	N/A	430	Occupied	Chou, Alec	03/19/2016	03/19/2016	03/17/2017	838.00	PESTFEE	0.00		3.00		738.00		0.00	0.00
										RENT	722.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Chou, Alec	03/19/2016	03/18/2017	03/13/2018		PESTFEE	0.00	*	3.00	*	799.00	*	0.00	0.00
										RENT	758.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1016	C1	N/A	1309	Occupied	Aranda, Aida	01/09/2017	01/09/2017	12/29/2017	1,609.00	PARKING	0.00		105.00		1,592.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,446.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1017	C1	N/A	1309	Vacant	VACANT				1,459.00		0.00	*	41.00	*
1020	C1	N/A	1309	Occupied	Herrera, Andres	07/30/2015	08/31/2016	08/31/2017	1,584.00	PESTFEE	0.00		3.00		1,436.00		0.00	0.00
										RENT	1,405.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
1021	C1	N/A	1309	Occupied	Champagne, Steven Ly	12/06/2013	07/05/2016	06/30/2017	1,449.00	LCINSURANCE	0.00		10.00		1,488.00		940.00	1,902.73
										PESTFEE	0.00		3.00
										RENT	1,462.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
1022	E1	N/A	430	Occupied	SALAZAR, ALONZO	02/27/2017	02/27/2017	03/19/2018	693.00	PESTFEE	0.00		3.00		681.00		0.00	0.00
										RENT	640.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1023	E1	N/A	430	Occupied	Hoffman, Chelsea	09/02/2015	09/27/2016	05/25/2017	693.00	LCINSURANCE	0.00		10.00		681.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	640.00		0.00
										TRASH	0.00		25.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										WATER/SEWER	0.00		3.00
1024	E1	N/A	430	Occupied-NTVL	Key, Cori	05/02/2016 04/30/2017	05/02/2016	04/30/2017	693.00	PESTFEE	0.00		3.00		630.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	594.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Applicant	Vasquez, Gina	05/06/2017	05/06/2017	05/01/2018		PESTFEE	0.00	*	3.00	*	729.00	*	0.00	0.00
										PETRENT	0.00		20.00
										RENT	668.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1025	E1	N/A	430	Occupied	Mzavas, Shanice	09/17/2015	10/05/2016	06/02/2017	693.00	PESTFEE	0.00		3.00		663.00		0.00	0.00
										RENT	632.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
1026	C1	N/A	1309	Occupied	Casanova-Roell, Jacob	03/09/2016	03/10/2017	03/05/2018	1,574.00	PESTFEE	0.00		3.00		1,490.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	1,454.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
1027	C1	N/A	1309	Occupied	Aguillen, Lisa	02/15/2017	02/15/2017	03/07/2018	1,434.00	PARKING	0.00		35.00		1,233.00		80.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,157.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1030	C1	N/A	1309	Occupied	Waldrip, Christopher	02/21/2017	02/21/2017	02/15/2018	1,434.00	PESTFEE	0.00		3.00		1,188.00		0.00	0.00
										RENT	1,147.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1031	C1	N/A	1309	Occupied	Rodriguez, Ruben	03/08/2017	03/08/2017	11/28/2017	1,449.00	PESTFEE	0.00		3.00		1,275.00		0.00	(10.91)
										RENT	1,234.00		0.00
										TRASH	0.00		35.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										WATER/SEWER	0.00		3.00
1032	E1	N/A	430	Occupied	Garcia, Kimberly	01/14/2017	01/14/2017	01/12/2018	693.00	PESTFEE	0.00		3.00		694.00		0.00	0.00
										RENT	653.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1033	E1	N/A	430	Occupied	Blackwell, Roger	08/28/2014	06/30/2016	06/30/2017	693.00	PARKING	0.00		0.00		601.00		250.00	0.02
										PESTFEE	0.00		3.00
										RENT	585.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
1034	E1	N/A	430	Occupied	Halstead, Samantha	07/14/2015	08/23/2016	08/18/2017	693.00	PESTFEE	0.00		3.00		604.00		0.00	41.03
										RENT	573.00		0.00
										TRASH	0.00		25.00
	WATER/SEWER	0.00	3.00
1035	E1	N/A	430	Occupied	Paige, Marquise	08/23/2016	08/23/2016	06/19/2017	693.00	PESTFEE	0.00		3.00		714.00		0.00	0.00
										RENT	683.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
1036	C1	N/A	1309	Occupied	Herrera, Norma	06/23/2009	04/01/2016	03/27/2017	1,434.00	PARKING	0.00		70.00		1,538.00		820.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,452.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Herrera, Norma	06/23/2009	03/28/2017	03/23/2018		PARKING	0.00	*	70.00	*	1,592.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,481.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1037	C1	N/A	1309	Occupied	Castaneda, Randy	12/19/2015	01/17/2017	01/12/2018	1,434.00	PESTFEE	0.00		3.00		1,360.00		0.00	(0.38)
										PETRENT	0.00		20.00
										RENT	1,299.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

1040	C1	N/A	1309	Occupied	Davenport, Brandon	05/07/2016	05/07/2016	05/02/2017	1,529.00	PARKING	0.00	105.00	1,591.00	0.00	0.00
										RENT	1,476.00	0.00
										TRASH	0.00	10.00
1041	C1	N/A	1309	Occupied	Meschwitz, James	07/24/2015	08/18/2016	08/14/2017	1,639.00	LCINSURANCE	0.00	10.00	1,492.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,451.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
1042	E1	N/A	430	Occupied	Hernandez, Ernest	01/31/2017	01/31/2017	09/22/2017	843.00	PESTFEE	0.00	3.00	783.00	0.00	0.00
										RENT	742.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1043	E1	N/A	430	Occupied	Carter, Valerie	11/20/2015	02/07/2017	01/26/2018	733.00	PESTFEE	0.00	3.00	663.00	301.00	15.09
										RENT	632.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
1044	E1	N/A	430	Occupied	Brownlow, Devon	02/19/2017	02/19/2017	03/12/2018	733.00	PESTFEE	0.00	3.00	710.00	0.00	0.00
										RENT	669.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1045	E1	N/A	430	Occupied	Oppermann, Karl	02/12/2016	02/04/2017	01/30/2018	733.00	LCINSURANCE	0.00	10.00	715.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	664.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1046	C1	N/A	1309	Occupied	Lopez, Rachel Moreno	03/28/2015	03/28/2015	04/21/2016	1,474.00	PARKING	0.00	70.00	1,425.00	0.00	0.00
										RENT	1,345.00	0.00
										TRASH	0.00	10.00
1047	C1	N/A	1309	Occupied	Abrego, Alfredo	06/18/2016	06/21/2016	08/16/2017	1,624.00	LCINSURANCE	0.00	10.00	1,709.00	1,664.00	0.00
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	1,633.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
1110	A2	N/A	726	Occupied	Garcia, Polett	01/14/2016	01/07/2017	01/02/2018	909.00	RENT	812.00	0.00	850.00	0.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1111	A2	N/A	726	Occupied	Monroe, Nicholas J.	09/12/2014	05/09/2016	05/04/2017	1,019.00	LCINSURANCE	0.00	10.00	1,001.00	0.00	(6.97)
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	940.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
1112	A1	N/A	608	Occupied	Yee, David	02/22/2016	02/22/2016	02/14/2017	835.00	LCINSURANCE	0.00	10.00	1,031.00	0.00	0.00
										PARKING	0.00	35.00
										PESTFEE	0.00	3.00
										RENT	970.00	0.00
										TRASH	0.00	10.00
										WATER/SEWER	0.00	3.00
1113	A1	N/A	608	Occupied	N.E. CONSTRUCTION , LLP, *	01/12/2016	01/12/2016	02/24/2017	835.00	RENT	1,043.00	0.00	1,043.00	0.00	404.26
1114	A1	N/A	608	Occupied	Morales, Jorge	12/08/2016	12/08/2016	09/04/2017	835.00	PESTFEE	0.00	3.00	818.00	0.00	(74.23)
										RENT	777.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1115	A1	N/A	608	Occupied	Hughes, Consuelo	03/10/2017	03/10/2017	03/13/2018	835.00	PESTFEE	0.00	3.00	750.00	0.00	(30.00)
										RENT	709.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1116	A2	N/A	726	Occupied	Sanders, Lisa	03/13/2017	03/13/2017	04/02/2018	909.00	PESTFEE	0.00	3.00	917.00	0.00	(947.00)
										RENT	876.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1117	A2	N/A	726	Occupied	Guajardo, Brandon	03/10/2017	03/10/2017	12/28/2017	909.00	PESTFEE	0.00	3.00	853.00	0.00	665.36

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										RENT	812.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1120	A2	N/A	726	Occupied	Williams, Lorael	03/08/2017	03/08/2017	12/04/2017	884.00	PARKING	0.00		35.00		859.00		0.00	(39.91)
										PESTFEE	0.00		3.00
										RENT	783.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1121	A2	N/A	726	Occupied	Alghamdi, Saeed	10/08/2015	09/27/2016	08/28/2017	884.00	PESTFEE	0.00		3.00		782.00		0.00	24.59
										RENT	751.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
1122	A1	N/A	608	Occupied	Cronin, James	06/14/2016	06/14/2016	06/13/2017	810.00	LCINSURANCE	0.00		10.00		834.00		150.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	773.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
1123	A1	N/A	608	Occupied	N.E. CONSTRUCTION, LLP, *	10/20/2015	10/20/2015	11/07/2016	810.00	LCINSURANCE	0.00		10.00		940.00		150.00	(0.08)
										PESTFEE	0.00		3.00
										PETRENT	0.00		15.00
										RENT	899.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
1124	A1	N/A	608	Vacant-Leased	VACANT				810.00		0.00	*	41.00	*
		N/A		Applicant	Rodriguez, Melanie	04/01/2017	04/01/2017	04/20/2018		PESTFEE	0.00	*	3.00	*	770.00	*	0.00	0.00
										PETRENT	0.00		20.00
										RENT	709.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1125	A1	N/A	608	Occupied	Musset, Jose	03/04/2017	03/04/2017	03/29/2018	810.00	RENT	769.00		0.00		769.00		0.00	(20.00)

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

1126	A2	N/A	726	Occupied	Gonzales, Melissa	12/12/2015	02/21/2017	02/16/2018	884.00	PARKING	0.00		35.00		833.00	0.00	18.91
										PESTFEE	0.00		3.00
										RENT	757.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1127	A2	N/A	726	Occupied	Ticer, Anysha	12/15/2010	07/28/2016	07/27/2017	884.00	LCINSURANCE	0.00		10.00		972.00	290.00	10.00
										PARKING	0.00		35.00
										PESTFEE	0.00		3.00
										RENT	911.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
1130	A2	N/A	726	Occupied	Rowan, David	01/13/2017	01/13/2017	01/08/2018	884.00	PARKING	0.00		35.00		845.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	769.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1131	A2	N/A	726	Occupied	Escalante, Sonia	09/23/2016	09/23/2016	07/12/2017	884.00	PARKING	0.00		15.00		948.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	902.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
1132	A1	N/A	608	Occupied	Al-Kadi, Saeeda	07/28/2016	07/28/2016	07/28/2017	920.00	LCINSURANCE	0.00		10.00		893.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	852.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
1133	A1	N/A	608	Occupied	Armendariz, Antonio	12/15/2016	12/15/2016	12/05/2017	920.00	PARKING	0.00		35.00		937.00	0.00	17.08
										PESTFEE	0.00		3.00
										RENT	861.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1134	A1	N/A	608	Vacant	VACANT				845.00		0.00	*	41.00	*
1135	A1	N/A	608	Occupied	Lira, Gizel	03/02/2017	03/02/2017	03/26/2018	920.00	PESTFEE	0.00		3.00		856.00	0.00	(0.01)

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										RENT	815.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1136	A2	N/A	726	Occupied	Black, James	10/28/2016	10/28/2016	10/18/2017	884.00	LCINSURANCE	0.00	10.00	940.00	0.00	0.00
										PARKING	0.00	50.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	819.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1137	A2	N/A	726	Occupied	Riojas, Joshua	01/13/2017	01/13/2017	12/04/2017	884.00	PESTFEE	0.00	3.00	850.00	0.00	0.00
										RENT	809.00	0.00
										TRASH	0.00	35.00
										WATER/SEWER	0.00	3.00
1140	A2	N/A	726	Occupied	Page, Rachel	08/30/2016	08/30/2016	08/30/2017	924.00	LCINSURANCE	0.00	10.00	978.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	937.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
1141	A2	N/A	726	Occupied	Lightbourn, Elsa	08/22/2016	08/22/2016	08/16/2017	924.00	PARKING	0.00	35.00	1,053.00	0.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	970.00	0.00
										TRASH	0.00	25.00
1142	A1	N/A	608	Occupied	McKeiver, Anthony	02/26/2015	03/23/2016	04/17/2017	850.00	LCINSURANCE	0.00	10.00	784.00	0.00	(6.38)
										RENT	764.00	0.00
										TRASH	0.00	10.00
1143	A1	N/A	608	Occupied	Seward, Vivian	12/20/2016	12/20/2016	10/16/2017	850.00	PESTFEE	0.00	3.00	798.00	502.00	0.00
										RENT	767.00	0.00
										TRASH	0.00	25.00
										WATER/SEWER	0.00	3.00
1144	A1	N/A	608	Occupied-NTV	Lopez, Danielle	10/16/2015 05/09/2017	10/03/2016	04/05/2017	885.00	LCINSURANCE	0.00	10.00	891.00	0.00	0.00
										PESTFEE	0.00	3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										RENT	850.00		0.00
										TRASH	0.00		25.00
										WATER/SEWER	0.00		3.00
1145	A1	N/A	608	Occupied	Ramon, Jesus	05/20/2015	05/24/2016	05/19/2017	850.00	PESTFEE	0.00		3.00		747.00		703.00	0.00
										RENT	731.00		0.00
										TRASH	0.00		10.00
										WATER/SEWER	0.00		3.00
		N/A		Pending renewal	Ramon, Jesus	05/20/2015	05/20/2017	05/15/2018		PESTFEE	0.00	*	3.00	*	808.00	*	0.00	0.00
										RENT	767.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1146	A2	N/A	726	Occupied	Santillanes, Kelsey	01/18/2016	01/13/2017	01/08/2018	924.00	PESTFEE	0.00		3.00		886.00		0.00	0.00
										RENT	845.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
1147	A2	N/A	726	Occupied	Toma, Michael	09/06/2014	10/27/2016	07/31/2017	924.00	PESTFEE	0.00		3.00		927.00		0.00	0.00
										RENT	886.00		0.00
										TRASH	0.00		35.00
										WATER/SEWER	0.00		3.00
Totals:									365,728.00		324,429.00		16,632.00		341,061.00		42,085.00

— Historically generated Rent Roll Detail data may differ due to the following product functions (including but not limited to) —

·	Back-dated move-ins/outs or apply dates
·	Applicants transferred to another unit will appear in the new unit, not the old
·	Cancelling notices to vacate or transfer
·	Undoing move-ins/outs or transfers

Amt / SQFT: Market = 304,192 SQFT; Leased = 288,413 SQFT;

Floorplan	# Units	Average SQFT	Average Market + Addl.	Market Amt / SQFT	Average Leased	Leased Amt / SQFT	Units Occupied	Occupancy %	Units Available

B2	64	1,170	1,238.38	1.06	1,159.63	0.99	62	96.88	5
C1	32	1,309	1,491.34	1.14	1,363.76	1.04	29	90.63	3
E1	32	430	731.44	1.70	670.45	1.56	31	96.88	3
A1	80	608	843.69	1.39	795.40	1.31	75	93.75	5
A2	80	726	909.94	1.25	864.20	1.19	76	95.00	10
B1	64	1,046	1,172.70	1.12	1,096.15	1.05	61	95.31	6
Totals / Averages:	352	864	1,039.00	1.20	971.34	1.12	334	94.89	32

Occupancy and Rents Summary for Current Date

Unit Status	Market + Addl.	# Units	Potential Rent

Vacant Leased	5,985.00	6	5,985.00
Admin/Down	-	0	-
Vacant Not Leased	13,390.00	12	13,390.00
Occupied, no NTV	313,524.00	302	292,153.00
Occupied, NTV	20,718.00	20	20,658.00
Occupied NTV Leased	12,111.00	12	11,618.00
Totals:	365,728.00	352	343,804.00

Summary Billing by Transaction Code for Current Date

Code	Amount

PETFEE	10.00
TRASH	8,080.00
PETRENT	1,425.00
WATER/SEWER	909.00
RENT	324,429.00
EMPLCRED	(216.00)
LCINSURANCE	1,100.00
PARKING	4,385.00
PESTFEE	939.00
Total:	341,061.00

OneSite Rents v3.0	Pegasus Residential, LLC - 308-Canyon Springs	Page 1 of 45

03/15/2017 8:55:23AM	RENT ROLL DETAIL	mgt-521-003

As of 03/15/2017

Parameters: Properties - ALL;Show All Unit Designations or Filter by - ALL;Subjournals - ALL;Exclude Formers? - Yes;Sort by - Unit;Report Type - Details + Summary;Show Unit Rent as - Market + Addl.;

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

11	C3P	N/A	2494	Occupied	Pena, Jean	10/10/2016	10/10/2016	08/31/2017	2,108.00	EMPLCRED	0.00		(387.20)		1,576.80		0.00	90.92
										LCINSURANCE	0.00		10.00
										PESTFEE	0.00		3.00
										RENT	1,936.00		0.00
										TRASH	0.00		15.00
12	C3P	N/A	2494	Occupied	Smith, Vincent	12/26/2016	12/26/2016	06/26/2017	2,108.00	LCINSURANCE	0.00		10.00		2,051.00		0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,983.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
13	C3P	N/A	2494	Occupied	Carillo, Cinthya	07/14/2016	07/14/2016	06/12/2017	2,108.00	LCINSURANCE	0.00		10.00		2,213.00		1,443.00	0.00
										PESTFEE	0.00		3.00
										RENT	2,185.00		0.00
										TRASH	0.00		15.00
14	C3P	N/A	2494	Occupied	Flack, Tracy	04/03/2015	04/28/2016	04/17/2017	2,108.00	PESTFEE	0.00		3.00		2,179.00		0.00	0.00
										RENT	2,161.00		0.00
										TRASH	0.00		15.00
			N/A	Pending renewal	Flack, Tracy	04/03/2015	04/18/2017	04/13/2018		PESTFEE	0.00	*	3.00	*	2,179.00	*	0.00	0.00
										RENT	2,161.00		0.00
										TRASH	0.00		15.00
15	C3P	N/A	2494	Occupied	Smith, Kimberly	04/06/2016	04/06/2016	06/09/2017	2,108.00	PESTFEE	0.00		3.00		2,290.00		0.00	0.00
										RENT	2,272.00		0.00
										TRASH	0.00		15.00
16	C3P	N/A	2494	Occupied	Deese, Alys	09/01/2016	09/01/2016	08/31/2017	2,108.00	PESTFEE	0.00		3.00		2,085.00		100.00	0.00
										PETRENT	0.00		20.00
										RENT	2,047.00		0.00
										TRASH	0.00		15.00
17	C3P	N/A	2494	Occupied	Brown, Chelsey	01/11/2017	01/11/2017	01/18/2018	2,088.00	LCINSURANCE	0.00		10.00		1,912.00		0.00	3.34
										PESTFEE	0.00		3.00
										RENT	1,884.00		0.00
										TRASH	0.00		15.00
18	B3	N/A	1783	Occupied	McCall, Anna	12/13/2013	03/04/2016	03/29/2017	2,021.00	PESTFEE	0.00		3.00		2,008.00		790.00	(162.20)
										RENT	1,990.00		0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										TRASH	0.00		15.00
		N/A		Pending renewal	McCall, Anna	12/13/2013	03/30/2017	03/23/2018		PESTFEE	0.00	*	3.00	*	2,027.00	*	0.00	0.00
										RENT	2,009.00		0.00
										TRASH	0.00		15.00
19	B3	N/A	1783	Occupied	McGary, Billy	10/29/2016	10/29/2016	10/24/2017	2,026.00	PESTFEE	0.00		3.00		2,124.00		0.00	0.00
										RENT	2,106.00		0.00
										TRASH	0.00		15.00
21	C3	N/A	2494	Occupied	Story, Stacy	10/06/2015	06/21/2016	06/16/2017	2,468.00	PESTFEE	0.00		3.00		2,369.00		500.00	0.00
										RENT	2,351.00		0.00
										TRASH	0.00		15.00
22	C3	N/A	2494	Occupied	Walley, Simon	06/10/2016	06/10/2016	05/15/2017	2,463.00	PESTFEE	0.00		3.00		2,165.00		0.00	33.13
										RENT	2,147.00		0.00
										TRASH	0.00		15.00
23	B3	N/A	1783	Occupied	Hoover, Curt Lane	08/29/2014	09/29/2016	09/18/2017	2,026.00	PESTFEE	0.00		3.00		1,986.00		530.00	0.00
										RENT	1,968.00		0.00
										TRASH	0.00		15.00
24	C3	N/A	2494	Occupied	Kaser, Randy	03/22/2012	03/30/2016	03/31/2017	2,268.00	PESTFEE	0.00		3.00		2,090.00		460.00	(15.27)
										RENT	2,072.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Kaser, Randy	03/22/2012	04/01/2017	03/27/2018		PESTFEE	0.00	*	3.00	*	2,090.00	*	0.00	0.00
										RENT	2,072.00		0.00
										TRASH	0.00		15.00
25	C3	N/A	2494	Occupied	Isaac, Shirley Sue	10/27/2008	12/31/2016	12/26/2017	2,268.00	PESTFEE	0.00		3.00		2,243.00		640.00	0.00
										RENT	2,225.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		0.00
26	C3	N/A	2494	Occupied	Wooten, Mike	01/02/2017	01/02/2017	01/01/2018	2,323.00	PESTFEE	0.00		3.00		1,998.00		0.00	0.00
										RENT	1,980.00		0.00
										TRASH	0.00		15.00
27	C3	N/A	2494	Occupied	Pumarejo, Carlos	02/20/2009	09/01/2016	03/31/2017	2,268.00	PESTFEE	0.00		3.00		2,539.00		460.00	20.71
										RENT	2,521.00		0.00
										TRASH	0.00		15.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

29	C3	N/A	2494	Occupied-NTV	NAT QTR, *	12/31/2015 03/30/2017	12/15/2016	06/15/2017	2,558.00	PESTFEE	0.00		3.00		2,724.00		500.00	(2,712.54)

										RENT	2,706.00		0.00
										TRASH	0.00		15.00
30	B3	N/A	1783	Occupied	Southerland, Catherine	09/01/2015	07/28/2016	07/12/2017	2,026.00	PESTFEE	0.00		3.00		2,134.00		100.00	50.00
										PETRENT	0.00		20.00
										RENT	2,096.00		0.00
										TRASH	0.00		15.00
31	B3	N/A	1783	Occupied	Dischler, Greg	02/26/2016	09/17/2016	09/12/2017	2,026.00	LCINSURANCE	0.00		10.00		1,978.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,950.00		0.00
										TRASH	0.00		15.00
32	C3	N/A	2494	Occupied	Ison, Stephen	07/25/2016	07/25/2016	01/19/2017	2,483.00	LCINSURANCE	0.00		10.00		2,231.00		250.00	(0.03)
										PESTFEE	0.00		3.00
										RENT	2,203.00		0.00
										TRASH	0.00		15.00
33	C3	N/A	2494	Occupied-NTVL	Gregory, Stephen	05/08/2015 03/15/2017	01/28/2016	08/02/2016	2,508.00	PESTFEE	0.00		3.00		2,520.00		0.00	33.13

										RENT	2,502.00		0.00
										TRASH	0.00		15.00
		N/A		Applicant	Hester, Teri	03/23/2017	03/23/2017	10/26/2017		PESTFEE	0.00	*	3.00	*	2,278.00	*	0.00	0.00
										PETRENT	0.00		20.00
										RENT	2,220.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
35	C3	N/A	2494	Occupied	Hummel, Nancy	12/05/2014	12/27/2016	12/22/2017	2,453.00	PESTFEE	0.00		3.00		2,324.00		0.00	0.00
										RENT	2,306.00		0.00
										TRASH	0.00		15.00
36	C3	N/A	2494	Occupied	Jarboe, Paul	10/17/2016	10/17/2016	10/16/2017	2,323.00	LCINSURANCE	0.00		10.00		2,120.00		0.00	33.13
										PESTFEE	0.00		3.00
										RENT	2,057.00		0.00
										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

37	C3	N/A	2494	Occupied	Mutunhu, Ngwarima Makombe	02/07/2015	02/28/2017	02/23/2018	2,268.00	PESTFEE	0.00		3.00		2,068.00		500.00	(0.20)
										RENT	2,050.00		0.00
										TRASH	0.00		15.00
38	C3	N/A	2494	Occupied	Wright, Elizabeth	11/04/2015	11/17/2016	07/12/2017	2,268.00	LCINSURANCE	0.00		10.00		2,158.00		0.00	20.00
										PESTFEE	0.00		3.00
										RENT	2,130.00		0.00
										TRASH	0.00		15.00
39	B3	N/A	1783	Occupied	Martin, Kenneth	08/19/2016	08/19/2016	07/21/2017	2,031.00	PESTFEE	0.00		3.00		2,133.00		1,080.00	0.00
										PETRENT	0.00		20.00
										RENT	2,095.00		0.00
										TRASH	0.00		15.00
40	B3	N/A	1783	Occupied	James, Keith Joseph	02/05/2015	03/05/2016	03/30/2017	1,831.00	PESTFEE	0.00		3.00		1,733.00		0.00	0.00
										PETRENT	0.00		15.00
										RENT	1,700.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	James, Keith Joseph	02/05/2015	03/31/2017	03/26/2018		PESTFEE	0.00	*	3.00	*	1,743.00	*	0.00	0.00
										PETRENT	0.00		15.00
										RENT	1,710.00		0.00
										TRASH	0.00		15.00
42	B3	N/A	1783	Occupied	Yarborough, Ebony	07/28/2016	07/28/2016	07/19/2017	1,876.00	LCINSURANCE	0.00		10.00		2,002.00		0.00	(0.45)
										PESTFEE	0.00		3.00
										RENT	1,974.00		0.00
										TRASH	0.00		15.00
43	B3	N/A	1783	Occupied	Gonzalez, Juan	09/29/2016	09/29/2016	08/24/2017	1,876.00	LCINSURANCE	0.00		10.00		1,866.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,838.00		0.00
										TRASH	0.00		15.00
45	F1	N/A	3274	Occupied	Castillo, Ricardo	11/01/2016	11/01/2016	02/15/2017	3,705.00	LCINSURANCE	0.00		10.00		3,421.00		0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		40.00
										RENT	3,318.00		0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00
46	F1	N/A	3274	Occupied	Ross, Wade	02/26/2017	02/26/2017	12/15/2017	3,705.00	PESTFEE	0.00		3.00		3,118.00		1,569.00	0.00
										PETRENT	0.00		40.00
										RENT	3,060.50		0.00
										TRASH	0.00		15.00
1101	B1	N/A	1250	Occupied	Hand, R	12/20/2014	02/10/2017	02/05/2018	1,383.00	LCINSURANCE	0.00		10.00		1,115.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,087.00		0.00
										TRASH	0.00		15.00
1102	B1	N/A	1250	Occupied	Nunez, Oscar	03/27/2015	04/27/2016	04/24/2017	1,268.00	PESTFEE	0.00		3.00		1,151.00		0.00	(6.20)
										RENT	1,133.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Nunez, Oscar	03/27/2015	04/25/2017	04/20/2018		PESTFEE	0.00	*	3.00	*	1,182.00	*	0.00	0.00
										RENT	1,164.00		0.00
										TRASH	0.00		15.00
1103	A1	N/A	752	Occupied	Koebbe, Katherine	07/20/2012	07/26/2016	07/21/2017	831.00	PESTFEE	0.00		3.00		870.00		540.00	(5.00)
										RENT	857.00		0.00
										TRASH	0.00		10.00
1104	A2	N/A	883	Occupied	Miller, Celiese	09/23/2016	09/23/2016	09/21/2017	946.00	PESTFEE	0.00		3.00		884.00		0.00	0.00
										RENT	831.00		0.00
										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00
1105	A2	N/A	883	Occupied	Hewitt, Joyce	05/20/2016	11/16/2016	05/01/2017	1,116.00	PESTFEE	0.00		3.00		1,061.00		0.00	0.00
										RENT	1,043.00		0.00
										TRASH	0.00		15.00
1106	A2	N/A	883	Occupied	Ramsay, James	05/23/2015	06/23/2016	06/30/2017	1,041.00	LCINSURANCE	0.00		10.00		1,064.00		250.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,036.00		0.00
										TRASH	0.00		15.00
1107	A2	N/A	883	Vacant	VACANT				1,066.00		0.00	*	38.00	*
1108	C1	N/A	1784	Occupied	Macias, Amber	09/21/2015	07/12/2016	07/07/2017	1,870.00	LCINSURANCE	0.00		10.00		1,756.00		0.00	0.00
										PESTFEE	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										RENT	1,728.00		0.00
										TRASH	0.00		15.00
1109	A1	N/A	752	Occupied	Clinkscales, Roddy Franklin	01/02/2015	02/15/2017	02/12/2018	951.00	PESTFEE	0.00		3.00		809.00		0.00	0.00
										RENT	791.00		0.00
										TRASH	0.00		15.00
1110	B1	N/A	1250	Occupied	Pruski, Michelle	07/05/2015	07/19/2016	07/14/2017	1,303.00	GARAGE	0.00		65.00		1,325.50		0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,222.50		0.00
										TRASH	0.00		15.00
1111	B1	B1	1250	Occupied	Covarrubia, Phillip	04/20/2016	04/20/2016	03/27/2017	1,268.00	LCINSURANCE	0.00		10.00		1,249.00		0.00	(7.42)
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,201.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Covarrubia, Phillip	04/20/2016	03/28/2017	03/23/2018		LCINSURANCE	0.00	*	10.00	*	1,269.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,221.00		0.00
										TRASH	0.00		15.00
1201	B1	N/A	1250	Occupied	Upchurch, Terry	02/01/2017	02/01/2017	01/31/2018	1,463.00	LCINSURANCE	0.00		10.00		1,309.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,281.00		0.00
										TRASH	0.00		15.00
1202	B1	N/A	1250	Occupied	Anderson, Vanessa	02/10/2016	12/29/2016	12/22/2017	1,423.00	PESTFEE	0.00		3.00		1,313.00		0.00	(24.58)
										PETRENT	0.00		15.00
										RENT	1,280.00		0.00
										TRASH	0.00		15.00
1203	A1	N/A	752	Occupied	Roy, Marina	02/11/2015	03/04/2017	02/27/2018	936.00	LCINSURANCE	0.00		10.00		826.00		243.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		15.00
										RENT	783.00		0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

										TRASH	0.00		15.00
1204	A2	N/A	883	Occupied	Buckley, Brandon	12/28/2016	12/28/2016	12/22/2017	1,016.00	LCINSURANCE	0.00		10.00		889.00	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		40.00
										RENT	821.00		0.00
										TRASH	0.00		15.00
1205	A2	N/A	883	Occupied	Gallegos, Svetlana	01/21/2017	01/21/2017	08/18/2017	1,016.00	PESTFEE	0.00		3.00		964.00	250.00	0.00
										RENT	946.00		0.00
										TRASH	0.00		15.00
1206	A2	N/A	883	Occupied	Coleman, Francis	02/02/2017	02/02/2017	01/26/2018	1,056.00	LCINSURANCE	0.00		10.00		1,038.00	250.00	381.93
										PESTFEE	0.00		3.00
										PETRENT	0.00		40.00
										RENT	970.00		0.00
										TRASH	0.00		15.00
1207	A2	N/A	883	Occupied	Garcia, Karen	10/15/2016	10/15/2016	09/18/2017	981.00	LCINSURANCE	0.00		10.00		849.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	821.00		0.00
										TRASH	0.00		15.00
1208	C1	N/A	1784	Occupied	Cornfield, Howard	12/26/2012	12/03/2015	04/28/2017	1,695.00	PESTFEE	0.00		3.00		1,868.00	505.00	0.00
										RENT	1,850.00		0.00
										TRASH	0.00		15.00
1209	B	N/A	978	Occupied	Yorfino, Alyss	06/24/2016	06/24/2016	06/12/2017	1,043.00	LCINSURANCE	0.00		10.00		1,167.00	0.00	(8.56)
										PESTFEE	0.00		3.00
										RENT	1,139.00		0.00
										TRASH	0.00		15.00
1210	B1	N/A	1250	Occupied	Land, Shari	04/30/2016	04/30/2016	04/25/2017	1,328.00	GARAGE	0.00 100.00				1,360.00	0.00	0.00
										LCINSURANCE	0.00		10.00
										PESTFEE	0.00		3.00
										RENT	1,232.00		0.00
										TRASH	0.00		15.00
1211	B1	N/A	1250	Vacant-Leased	VACANT				1,253.00		0.00	*	38.00	*

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

		N/A		Applicant	Washington, Deandre	03/25/2017	03/25/2017	02/19/2018		PESTFEE	0.00	*	3.00	*	1,108.00	*	0.00	0.00
										RENT	1,070.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
1301	B1	N/A	1250	Occupied	Coplen, Jennifer	07/07/2016	07/07/2016	06/26/2017	1,363.00	LCINSURANCE	0.00		10.00		1,368.00		0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,285.00		0.00
										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00
1302	B1	N/A	1250	Occupied-NTV	Gonzalez, Juan	06/27/2016 03/19/2017	06/27/2016	06/22/2017	1,328.00	GARAGE	0.00		75.00		1,389.00		0.00	33.13
										LCINSURANCE	0.00		10.00
										PESTFEE	0.00		3.00
										RENT	1,251.00		0.00
										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00
1303	A1	N/A	752	Occupied	Rush, Johnnie	10/04/2016	10/04/2016	07/03/2017	841.00	GARAGE	0.00		65.00		925.00		910.00	0.00
										PESTFEE	0.00		3.00
										RENT	822.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
1304	A2	N/A	883	Occupied	Petiton, Rafael	12/26/2015	12/26/2015	03/20/2017	981.00	LCINSURANCE	0.00		10.00		930.00		0.00	33.13
										PESTFEE	0.00		3.00
										RENT	902.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Petiton, Rafael	12/26/2015	03/21/2017	03/16/2018		LCINSURANCE	0.00	*	10.00	*	939.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	911.00		0.00
										TRASH	0.00		15.00
1305	A2	N/A	883	Occupied	Ozols, Sandra	10/25/2014	11/08/2016	11/03/2017	946.00	PESTFEE	0.00		3.00		813.00		750.00	0.00
										RENT	795.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

1306	A2	N/A	883	Occupied	Patel, Ketan	06/23/2012	06/30/2016	03/27/2017	981.00	PESTFEE	0.00		3.00		1,059.00		290.00	0.00
										RENT	1,041.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Patel, Ketan	06/23/2012	03/28/2017	03/23/2018		PESTFEE	0.00	*	3.00	*	1,059.00	*	0.00	0.00
										RENT	1,041.00		0.00
										TRASH	0.00		15.00
1307	A2	N/A	883	Occupied	Rumbo, Jill	08/05/2016	08/05/2016	08/02/2017	1,066.00	LCINSURANCE	0.00		10.00		942.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	914.00		0.00
										TRASH	0.00		15.00
1308	C1	N/A	1784	Occupied	GARCIA, JORGE	08/05/2016	08/05/2016	07/31/2017	1,730.00	PESTFEE	0.00		3.00		1,616.00		0.00	0.00
										RENT	1,598.00		0.00
										TRASH	0.00		15.00
1309	B	N/A	978	Occupied	Diaz Diaz, Alex	12/29/2015	12/29/2016	08/31/2017	998.00	EMPLCRED	0.00 (213.20)				960.80		0.00	0.00
										GARAGE	0.00		80.00
										LCINSURANCE	0.00		10.00
										PESTFEE	0.00		3.00
										RENT	1,066.00		0.00
										TRASH	0.00		15.00
1310	B1	N/A	1250	Occupied	Robles, Victor	02/17/2016	02/17/2016	03/13/2017	1,328.00	LCINSURANCE	0.00		10.00		1,430.00		0.00	200.00
										MTOM	0.00		200.00
										PESTFEE	0.00		3.00
										RENT	1,202.00		0.00
										TRASH	0.00		15.00
1311	B1	N/A	1250	Occupied	Garduno, Mirna	08/16/2016	08/16/2016	07/10/2017	1,243.00	LCINSURANCE	0.00		10.00		1,253.00		0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,205.00		0.00
										TRASH	0.00		15.00
1401	B1	N/A	1250	Occupied	Kahn, Robert	03/03/2017	03/03/2017	03/02/2018	1,453.00	PESTFEE	0.00		3.00		1,439.00		0.00	0.00
										RENT	1,401.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

1402	B1	N/A	1250	Occupied	Pagani, Bill	05/03/2016	05/03/2016	04/14/2017	1,543.00	PESTFEE	0.00	3.00	1,563.00	0.00	0.00
										RENT	1,545.00	0.00
										TRASH	0.00	15.00
1403	A1	N/A	752	Occupied	Clinton, Kenneth	08/28/2015	09/22/2016	09/11/2017	976.00	PESTFEE	0.00	3.00	909.00	0.00	0.00
										RENT	891.00	0.00
										TRASH	0.00	15.00
1404	A2	N/A	883	Occupied	Hardy, Kirsten	07/27/2016	07/27/2016	07/14/2017	1,186.00	PESTFEE	0.00	3.00	1,213.00	0.00	0.00
										PETRENT	0.00	20.00
										RENT	1,175.00	0.00
										TRASH	0.00	15.00
1405	A2	N/A	883	Occupied	Perez, Crystal M	10/02/2016	10/02/2016	08/28/2017	1,096.00	LCINSURANCE	0.00	10.00	1,121.00	410.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,093.00	0.00
										TRASH	0.00	15.00
1406	A2	N/A	883	Occupied	McGowan, Janis	04/01/2010	05/31/2016	05/26/2017	1,181.00	LCINSURANCE	0.00	10.00	1,213.00	580.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,185.00	0.00
										TRASH	0.00	15.00
1407	A2	N/A	883	Occupied	Kilbarger, Devin	11/04/2016	11/04/2016	10/30/2017	1,121.00	LCINSURANCE	0.00	10.00	1,034.00	0.00	20.71
										PESTFEE	0.00	3.00
										RENT	1,006.00	0.00
										TRASH	0.00	15.00
1408	C1	N/A	1784	Occupied	Smith, Sue	07/25/2016	07/25/2016	09/18/2017	1,885.00	PESTFEE	0.00	3.00	1,682.00	0.00	0.00
										RENT	1,664.00	0.00
										TRASH	0.00	15.00
1409	B	N/A	978	Occupied	Polanco, Pauline	12/01/2016	12/01/2016	12/01/2017	1,183.00	PESTFEE	0.00	3.00	1,061.00	100.00	74.11
										RENT	1,043.00	0.00
										TRASH	0.00	15.00
1410	B1	N/A	1250	Occupied	Ghabayen, Maher	11/22/2016	11/22/2016	06/22/2017	1,588.00	LCINSURANCE	0.00	10.00	1,575.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,547.00	0.00
										TRASH	0.00	15.00
1411	B1	N/A	1250	Occupied	Meador, Thomas	09/04/2010	10/25/2016	10/20/2017	1,453.00	PESTFEE	0.00	3.00	1,460.00	380.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

										RENT	1,442.00		0.00
										TRASH	0.00		15.00
2101	B1	N/A	1250	Occupied	Stendahl, Abel	02/10/2017	02/10/2017	02/12/2018	1,278.00	PESTFEE	0.00		3.00		1,217.00	0.00	0.00
										RENT	1,199.00		0.00
										TRASH	0.00		15.00
2102	B1	N/A	1250	Occupied	Thomas, Ericka	01/13/2017	01/13/2017	12/12/2017	1,313.00	PESTFEE	0.00		3.00		1,090.00	380.00	(18.49)
										RENT	1,072.00		0.00
										TRASH	0.00		15.00
2103	A1	N/A	752	Occupied	Washington,	09/25/2015	10/25/2016	10/20/2017	831.00	PESTFEE	0.00		3.00		716.00	926.00	(3.55)
					Victoria
										RENT	698.00		0.00
										TRASH	0.00		15.00
2104	A2	N/A	883	Occupied	GREENSTONE RELOCATION LLC, *	10/12/2016	10/12/2016	10/11/2017	1,031.00	PESTFEE	0.00		3.00		951.00	0.00	2,171.08
										RENT	933.00		0.00
										TRASH	0.00		15.00
2105	A2	N/A	883	Occupied	Maenius, Katrina	10/07/2016	10/07/2016	08/29/2017	1,021.00	LCINSURANCE	0.00		10.00		924.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	896.00		0.00
										TRASH	0.00		15.00
2106	A2	N/A	883	Vacant	VACANT				1,006.00		0.00	*	38.00	*
2107	A2	N/A	883	Occupied	Ivy, Karen	09/28/2009	12/02/2016	11/27/2017	971.00	PESTFEE	0.00		3.00		906.00	205.00	0.00
										RENT	888.00		0.00
										TRASH	0.00		15.00
2108	C1	N/A	1784	Occupied	Flores, April	06/27/2016	06/27/2016	07/17/2017	1,775.00	PESTFEE	0.00		3.00		1,582.00	0.00	(1.51)
										PETRENT	0.00		20.00
										RENT	1,544.00		0.00
										TRASH	0.00		15.00
2109	A1	N/A	752	Occupied	Krall, Stephen	01/09/2013	05/18/2016	05/31/2017	831.00	PESTFEE	0.00		3.00		895.00	290.00	0.00
										RENT	877.00		0.00
										TRASH	0.00		15.00
2110	B1	N/A	1250	Occupied	Patrick, Demarrio	03/01/2017	03/01/2017	02/22/2018	1,313.00	PESTFEE	0.00		3.00		1,269.00	0.00	0.00
										RENT	1,251.00		0.00
										TRASH	0.00		15.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

2111	B1	N/A	1250	Occupied	Meadows, James	12/12/2016	12/12/2016	12/15/2017	1,278.00	PESTFEE	0.00		3.00		1,174.00	0.00	0.00
										RENT	1,156.00		0.00
										TRASH	0.00		15.00
2201	B1	N/A	1250	Vacant	VACANT				1,208.00		0.00	*	38.00	*
2202	B1	N/A	1250	Occupied	Kumaria, Apurv	09/01/2015	09/01/2016	08/31/2017	1,428.00	PESTFEE	0.00		3.00		1,403.00	1,372.00	0.00
										RENT	1,385.00		0.00
										TRASH	0.00		15.00
2203	A1	N/A	752	Occupied	Robinson, Sally	03/08/2017	03/08/2017	03/05/2018	891.00	PESTFEE	0.00		3.00		938.00	0.00	0.00
										RENT	900.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
2204	A2	N/A	883	Occupied	Abrams, Kenneth	07/01/2016	07/01/2016	06/13/2017	981.00	LCINSURANCE	0.00		10.00		945.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	917.00		0.00
										TRASH	0.00		15.00
2205	A2	N/A	883	Occupied	Marroquin, Lester	10/22/2016	10/22/2016	09/12/2017	981.00	PESTFEE	0.00		3.00		859.00	0.00	0.00
										RENT	821.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
2206	A2	N/A	883	Occupied	Pauwels, Mykayla	11/30/2016	11/30/2016	11/21/2017	981.00	PESTFEE	0.00		3.00		875.00	0.00	0.00
										RENT	857.00		0.00
										TRASH	0.00		15.00
2207	A2	N/A	883	Occupied	Aucoin, Shea	09/10/2016	09/10/2016	09/11/2017	1,051.00	PESTFEE	0.00		3.00		974.00	0.00	0.00
										PETRENT	0.00		20.00
										RENT	936.00		0.00
										TRASH	0.00		15.00
2208	C1	N/A	1784	Occupied	Schnitz, Shalise	07/12/2016	07/12/2016	09/05/2017	1,845.00	GARAGE	0.00		65.00		1,942.00	0.00	0.00
										LCINSURANCE	0.00		10.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,829.00		0.00
										TRASH	0.00		15.00
2209	B	N/A	978	Occupied	Vasquez, Silvia	10/29/2014	10/14/2016	10/13/2017	998.00	PESTFEE	0.00		3.00		829.00	0.00	(0.04)

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										RENT	811.00		0.00
										TRASH	0.00		15.00
2210	B1	N/A	1250	Occupied	Barnes, Chris	08/18/2015	08/30/2016	08/25/2017	1,368.00	LCINSURANCE	0.00		10.00		1,308.00		250.00	0.54
										PESTFEE	0.00		3.00
										RENT	1,280.00		0.00
										TRASH	0.00		15.00
2211	B1	N/A	1250	Occupied	Headen- Haywood, Evelyne	09/23/2015	09/20/2016	09/15/2017	1,278.00	LCINSURANCE	0.00		10.00		1,220.00		560.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,192.00		0.00
										TRASH	0.00		15.00
2301	B1	N/A	1250	Occupied-NTV	Humphrey, Eun Yong	05/02/2014 05/05/2017	01/05/2017	05/05/2017	1,343.00	PESTFEE	0.00		3.00		1,461.00		40.00	0.00
										RENT	1,443.00		0.00
										TRASH	0.00		15.00
2302	B1	N/A	1250	Occupied	List, Patricia	06/21/2016	06/21/2016	05/31/2017	1,423.00	GARAGE	0.00		125.00		1,556.00		0.00	(4.03)
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,393.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	List, Patricia	06/21/2016	06/01/2017	05/28/2018		GARAGE	0.00	*	125.00	*	1,556.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,393.00		0.00
										TRASH	0.00		15.00
2303	A1	N/A	752	Occupied	Johnson, Brittney	08/17/2016	08/17/2016	06/06/2017	841.00	PESTFEE	0.00		3.00		807.00		0.00	0.00
										RENT	789.00		0.00
										TRASH	0.00		15.00
2304	A2	N/A	883	Occupied	Ruiz, Antonio	07/08/2016	07/08/2016	05/08/2017	981.00	PESTFEE	0.00		3.00		852.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	814.00		0.00
										TRASH	0.00		15.00
2305	A2	N/A	883	Occupied	Le, Kha	05/30/2014	06/22/2016	06/30/2017	1,066.00	LCINSURANCE	0.00		10.00		1,027.00		125.00	0.00
										PESTFEE	0.00		3.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										RENT	999.00	0.00
										TRASH	0.00	15.00
2306	A2	N/A	883	Occupied	Udechukwu, Barbara	08/19/2015	08/23/2016	08/18/2017	981.00	LCINSURANCE	0.00	10.00	880.00	250.00	20.71
										PESTFEE	0.00	3.00
										RENT	852.00	0.00
										TRASH	0.00	15.00
2307	A2	N/A	883	Occupied	Theis, Nicholas	09/12/2014	10/06/2016	10/12/2017	1,026.00	PESTFEE	0.00	3.00	907.00	250.00	0.00
										RENT	889.00	0.00
										TRASH	0.00	15.00
2308	C1	N/A	1784	Occupied	Dolan, Danielle Rene	12/26/2014	02/15/2017	02/16/2018	1,695.00	LCINSURANCE	0.00	10.00	1,286.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,263.00	0.00
										TRASH	0.00	10.00
2309	B	N/A	978	Occupied	Rodriguez, Rene	12/28/2015	01/24/2017	01/19/2018	1,138.00	PESTFEE	0.00	3.00	1,241.00	0.00	1,486.55
										RENT	1,223.00	0.00
										TRASH	0.00	15.00
2310	B1	N/A	1250	Occupied	Marut, David	10/08/2014	10/06/2016	10/09/2017	1,283.00	PESTFEE	0.00	3.00	1,190.00	250.00	0.00
										RENT	1,172.00	0.00
										TRASH	0.00	15.00
2311	B1	N/A	1250	Occupied	Lopez, Jasmine	06/27/2015	07/28/2016	07/28/2017	1,278.00	LCINSURANCE	0.00	10.00	1,159.00	250.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,131.00	0.00
										TRASH	0.00	15.00
2401	B1	N/A	1250	Occupied	Hill, Brandon	11/02/2016	11/02/2016	08/29/2017	1,453.00	LCINSURANCE	0.00	10.00	1,523.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,495.00	0.00
										TRASH	0.00	15.00
2402	B1	N/A	1250	Occupied	Holl, Joan	04/30/2016	03/15/2017	03/08/2018	1,413.00	GARAGE	0.00	0.00	1,453.00	0.00	17.97
										PESTFEE	0.00	3.00
										RENT	1,435.00	0.00
										TRASH	0.00	15.00
2403	A1	N/A	752	Occupied-NTVL	Benson, Jeremy	08/18/2015 03/16/2017	08/23/2016	08/18/2017	966.00	PESTFEE	0.00	3.00	849.00	0.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										RENT	831.00		0.00
										TRASH	0.00		15.00
		N/A		Pending	Alonso, Alishia	03/25/2017	03/25/2017	04/12/2018		PESTFEE	0.00	*	3.00	*	939.00	*	0.00	0.00
										PETRENT	0.00		20.00
										RENT	866.00		0.00
										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00
2404	A2	N/A	883	Occupied	Altamira, Crystal	05/15/2015	05/31/2016	05/26/2017	1,176.00	LCINSURANCE	0.00		10.00		1,162.00		0.00	(25.00)
										PESTFEE	0.00		3.00
										RENT	1,134.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Altamira, Crystal	05/15/2015	05/27/2017	05/22/2018		LCINSURANCE	0.00	*	10.00	*	1,187.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,134.00		0.00
										STORAGE	0.00		25.00
										TRASH	0.00		15.00
2405	A2	N/A	883	Occupied	Heine, Elena	09/16/2016	09/16/2016	03/14/2017	1,106.00	LCINSURANCE	0.00		10.00		1,867.00		0.00	445.55
										PESTFEE	0.00		3.00
										RENT	1,804.00		0.00
										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00
2406	A2	N/A	883	Occupied	Dillon, Andrew	08/27/2008	02/29/2016	03/31/2017	1,181.00	LCINSURANCE	0.00		10.00		1,374.00		660.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,346.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Dillon, Andrew	08/27/2008	04/01/2017	03/27/2018		LCINSURANCE	0.00	*	10.00	*	1,374.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,346.00		0.00
										TRASH	0.00		15.00
2407	A2	N/A	883	Occupied-NTV	Kareem, Zring	11/04/2014 05/23/2017	11/24/2016	05/23/2017	1,101.00	PESTFEE	0.00		3.00		1,062.00		250.00	0.00
										RENT	1,044.00		0.00
										TRASH	0.00		15.00
2408	C1	N/A	1784	Occupied	South Fahim, Samara	01/01/2017	01/01/2017	12/29/2017	1,875.00	LCINSURANCE	0.00		10.00		1,704.00		682.50	(90.00)

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										PESTFEE	0.00	3.00
										RENT	1,676.00	0.00
										TRASH	0.00	15.00
2409	B	N/A	978	Occupied	Eublera, Shirley	11/06/2014	11/01/2016	10/27/2017	1,193.00	PESTFEE	0.00	3.00	1,373.00	930.00	0.00
										RENT	1,355.00	0.00
										TRASH	0.00	15.00
2410	B1	N/A	1250	Occupied-NTV	Mora, Barbara	10/27/2016 04/03/2017	10/27/2016	10/13/2017	1,548.00	LCINSURANCE	0.00	10.00	1,637.00	0.00	78.82
										PESTFEE	0.00	3.00
										PETRENT	0.00	40.00
										RENT	1,569.00	0.00
										TRASH	0.00	15.00
2411	B1	N/A	1250	Occupied	Chevez, Erika	12/18/2014	11/24/2016	11/30/2017	1,453.00	PESTFEE	0.00	3.00	1,324.00	410.00	0.00
										RENT	1,306.00	0.00
										TRASH	0.00	15.00
4101	B1	N/A	1250	Occupied	Porter, Jenna	07/15/2016	07/15/2016	07/14/2017	1,373.00	PESTFEE	0.00	3.00	1,308.00	0.00	0.00
										PETRENT	0.00	20.00
										RENT	1,270.00	0.00
										TRASH	0.00	15.00
4102	B1	N/A	1250	Occupied	Temple, Preeti	06/13/2015	08/03/2016	07/28/2017	1,408.00	GARAGE	0.00	65.00	1,403.00	250.00	0.00
										LCINSURANCE	0.00	10.00
										PESTFEE	0.00	3.00
										RENT	1,310.00	0.00
										TRASH	0.00	15.00
4103	A1	N/A	752	Occupied	Bartos, David	06/09/2016	06/09/2016	06/20/2017	951.00	GARAGE	0.00	100.00	1,017.00	0.00	20.71
										LCINSURANCE	0.00	10.00
										PESTFEE	0.00	3.00
										RENT	889.00	0.00
										TRASH	0.00	15.00
4104	A2	N/A	883	Occupied	Hayes, Catherine	08/21/2015	09/22/2016	09/18/2017	1,041.00	PESTFEE	0.00	3.00	881.00	0.00	0.00
										RENT	863.00	0.00
										TRASH	0.00	15.00
										UTILITY	0.00	0.00
4105	A2	N/A	883	Occupied	Medina, Shayla	01/02/2017	01/02/2017	01/09/2018	1,006.00	LCINSURANCE	0.00	10.00	861.00	0.00	0.10

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

										PESTFEE	0.00		3.00
										RENT	833.00		0.00
										TRASH	0.00		15.00
4106	A2	N/A	883	Vacant	VACANT				1,006.00		0.00	*	38.00	*
4107	A2	N/A	883	Occupied	Martinez, Ashley Elida	08/10/2014	09/06/2016	09/01/2017	971.00	PESTFEE	0.00		3.00		861.00	150.00	33.13
										PETRENT	0.00		20.00
										RENT	823.00		0.00
										TRASH	0.00		15.00
4108	C1	N/A	1784	Occupied	Bone, Jason	07/29/2016	07/29/2016	04/28/2017	1,775.00	PESTFEE	0.00		3.00		1,684.00	0.00	0.00
										PETRENT	0.00		20.00
										RENT	1,646.00		0.00
										TRASH	0.00		15.00
4109	A1	N/A	752	Occupied	Johnson, Jack	11/06/2015	07/06/2016	07/03/2017	951.00	PESTFEE	0.00		3.00		837.00	0.00	0.00
										RENT	819.00		0.00
										TRASH	0.00		15.00
4110	B1	N/A	1250	Occupied	Holguin, Sylvia	08/11/2014	09/06/2016	09/01/2017	1,358.00	PESTFEE	0.00		3.00		1,308.00	550.00	0.00
										RENT	1,290.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		0.00
4111	B1	N/A	1250	Occupied	Patton, Valerie	12/19/2016	12/19/2016	11/14/2017	1,368.00	GARAGE	0.00		100.00		1,346.00	100.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,208.00		0.00
										TRASH	0.00		15.00
4201	B1	N/A	1250	Occupied	Rivero, Reyna	09/20/2014	11/17/2016	11/06/2017	1,323.00	LCINSURANCE	0.00		10.00		1,138.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,110.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		0.00
4202	B1	N/A	1250	Occupied	Epp, Joseph	02/25/2016	01/25/2017	01/09/2018	1,283.00	PESTFEE	0.00		3.00		1,225.00	0.00	0.00
										RENT	1,207.00		0.00
										TRASH	0.00		15.00
4203	A1	N/A	752	Occupied	Landa, Jorge	02/27/2017	02/27/2017	02/20/2018	876.00	PESTFEE	0.00		3.00		743.00	0.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	725.00		0.00
										TRASH	0.00		15.00
4204	A2	N/A	883	Occupied	McKenney, Gretchen	03/11/2016	03/11/2016	03/31/2017	1,016.00	PESTFEE	0.00		3.00		1,015.00		0.00	33.13
										RENT	997.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	McKenney, Gretchen	03/11/2016	04/01/2017	03/27/2018		PESTFEE	0.00	*	3.00	*	1,018.00	*	0.00	0.00
										RENT	1,000.00		0.00
										TRASH	0.00		15.00
4205	A2	N/A	883	Occupied	Guzman, Vanessa	05/15/2015	06/16/2016	06/13/2017	1,066.00	PESTFEE	0.00		3.00		942.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	904.00		0.00
										TRASH	0.00		15.00
4206	A2	N/A	883	Occupied	Mata, Antonio	07/01/2016	03/15/2017	03/12/2018	981.00	LCINSURANCE	0.00		10.00		945.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	917.00		0.00
										TRASH	0.00		15.00
4207	A2	N/A	883	Occupied	Richardson, Cindy	05/26/2011	11/24/2016	11/20/2017	946.00	PESTFEE	0.00		3.00		964.00		330.00	0.00
										RENT	946.00		0.00
										TRASH	0.00		15.00
4208	C1	N/A	1784	Occupied	Adhami, Pasha	07/08/2014	06/22/2016	06/09/2017	1,695.00	PESTFEE	0.00		3.00		1,902.00		80.00	0.00
										RENT	1,859.00		0.00
										STORAGE	0.00		25.00
										TRASH	0.00		15.00
4209	B	N/A	978	Occupied-NTV	Dillman, Kaleigh	08/08/2015 04/09/2017	08/03/2016	07/31/2017	1,138.00	PESTFEE	0.00		3.00		1,417.00		1,386.00	0.00
										RENT	1,399.00		0.00
										TRASH	0.00		15.00
4210	B1	N/A	1250	Occupied	Baker, Troy	01/28/2016	01/14/2017	01/09/2018	1,283.00	GARAGE	0.00		75.00		1,303.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,210.00		0.00
										TRASH	0.00		15.00
4211	B1	N/A	1250	Occupied	Farishta, Alina	01/28/2017	01/28/2017	01/26/2018	1,348.00	LCINSURANCE	0.00		10.00		1,194.00		0.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										PESTFEE	0.00		3.00
										RENT	1,166.00		0.00
										TRASH	0.00		15.00
4301	B1	N/A	1250	Occupied	Romance, Gloria	02/16/2016	02/02/2017	01/17/2018	1,313.00	LCINSURANCE	0.00		10.00		1,239.00		100.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,191.00		0.00
										TRASH	0.00		15.00
4302	B1	N/A	1250	Occupied	Patterson, Alan	07/02/2016	01/05/2017	06/02/2017	1,283.00	LCINSURANCE	0.00		10.00		1,441.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,413.00		0.00
										TRASH	0.00		15.00
4303	A1	N/A	752	Occupied-NTV	Anderson, Ryan	04/22/2016 05/16/2017	04/22/2016	04/17/2017	926.00	LCINSURANCE	0.00		10.00		958.00		50.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		15.00
										RENT	915.00		0.00
										TRASH	0.00		15.00
4304	A2	N/A	883	Occupied	Deleon, Danielle	08/20/2016	08/20/2016	08/22/2017	981.00	PESTFEE	0.00		3.00		918.00		0.00	0.00
										RENT	900.00		0.00
										TRASH	0.00		15.00
4305	A2	N/A	883	Occupied	Perri, Matthew	04/06/2016	04/06/2016	04/05/2017	946.00	LCINSURANCE	0.00		10.00		953.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	925.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Perri, Matthew	04/06/2016	04/06/2017	04/20/2018		LCINSURANCE	0.00	*	10.00	*	962.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	934.00		0.00
										TRASH	0.00		15.00
4306	A2	N/A	883	Occupied	Brietzke, Freddie Lee	12/01/2016	12/01/2016	11/21/2017	1,016.00	PESTFEE	0.00		3.00		983.00		0.00	0.00
										RENT	965.00		0.00
										TRASH	0.00		15.00
4307	A2	N/A	883	Occupied	Mata Silva, Rocio	06/07/2013	03/08/2017	03/22/2018	946.00	PESTFEE	0.00		3.00		938.00		125.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	920.00		0.00
										TRASH	0.00		15.00
4308	C1	N/A	1784	Occupied	Benson, Jeremy	03/13/2017	03/13/2017	04/03/2018	1,830.00	PESTFEE	0.00		3.00		1,532.00		0.00	0.00
										RENT	1,494.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
4309	B	N/A	978	Occupied	Brown, Heather	01/07/2017	01/07/2017	01/17/2018	1,043.00	PESTFEE	0.00		3.00		1,108.00		0.00	9.62
										RENT	1,070.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
4310	B1	N/A	1250	Occupied	Zaiontz, Jean M	05/14/2012	08/02/2016	07/28/2017	1,283.00	LCINSURANCE	0.00		10.00		1,386.00		420.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,358.00		0.00
										TRASH	0.00		15.00
4311	B1	N/A	1250	Occupied	Marasco, Jose	07/08/2013	09/28/2016	09/22/2017	1,278.00	PESTFEE	0.00		3.00		1,334.00		340.00	0.00
										RENT	1,316.00		0.00
										TRASH	0.00		15.00
4401	B1	N/A	1250	Occupied	Camacho, Alejandro	08/14/2011	09/20/2016	09/15/2017	1,448.00	LCINSURANCE	0.00		10.00		1,595.00		380.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,567.00		0.00
										TRASH	0.00		15.00
4402	B1	N/A	1250	Occupied-NTVL	Sawina, Gary	03/24/2016 03/26/2017	03/24/2016	03/23/2017	1,473.00	PESTFEE	0.00		3.00		1,365.00		545.00	0.00
										PETRENT	0.00		15.00
										RENT	1,332.00		0.00
										TRASH	0.00		15.00
		N/A		Pending	Khorasani, Patty	04/01/2017	04/01/2017	04/26/2018		PESTFEE	0.00	*	3.00	*	1,480.00	*	0.00	0.00
										RENT	1,442.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
4403	A1	N/A	752	Occupied	Rambach, Steven	09/07/2013	12/06/2016	12/01/2017	956.00	PESTFEE	0.00		3.00		1,013.00		415.00	0.00
										PETRENT	0.00		20.00
										RENT	975.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										TRASH	0.00	15.00
4404	A2	N/A	883	Occupied-NTV	Semon, Daniel	10/21/2016 05/01/2017	10/21/2016	04/18/2017	1,171.00	PESTFEE	0.00	3.00	1,049.00	0.00	0.00
										RENT	1,031.00	0.00
										TRASH	0.00	15.00
4405	A2	N/A	883	Occupied	Douthitt, Michelle	05/28/2016	12/21/2016	04/20/2017	1,096.00	PESTFEE	0.00	3.00	1,183.00	0.00	20.71
										RENT	1,165.00	0.00
										TRASH	0.00	15.00
4406	A2	N/A	883	Occupied	Salazar, Isabel	12/07/2016	12/07/2016	12/05/2017	1,196.00	LCINSURANCE	0.00	10.00	984.00	0.00	(3.27)
										PESTFEE	0.00	3.00
										RENT	956.00	0.00
										TRASH	0.00	15.00
4407	A2	N/A	883	Occupied	Tarpley Jr., Lorenzo	05/17/2013	10/04/2016	05/31/2017	1,096.00	PESTFEE	0.00	3.00	1,150.00	165.00	0.00
										RENT	1,132.00	0.00
										TRASH	0.00	15.00
4408	C1	N/A	1784	Occupied	Sanchez, Francisco	09/16/2015	10/18/2016	10/13/2017	1,900.00	PESTFEE	0.00	3.00	1,825.00	50.00	0.00
										PETRENT	0.00	20.00
										RENT	1,787.00	0.00
										TRASH	0.00	15.00
4409	B	N/A	978	Occupied	Jones, Alexandra	04/23/2013	08/24/2016	08/15/2017	1,178.00	PESTFEE	0.00	3.00	1,324.00	455.00	0.00
										PETRENT	0.00	20.00
										RENT	1,286.00	0.00
										TRASH	0.00	15.00
4410	B1	N/A	1250	Occupied	Rankin, Carl	06/22/2015	03/07/2017	03/02/2018	1,553.00	LCINSURANCE	0.00	10.00	1,499.00	580.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,471.00	0.00
										TRASH	0.00	15.00
4411	B1	N/A	1250	Occupied	Baucum, B.W.	01/02/2015	02/01/2017	01/25/2018	1,473.00	PESTFEE	0.00	3.00	1,298.00	0.00	0.00
										RENT	1,280.00	0.00
										TRASH	0.00	15.00
5101	B1	N/A	1250	Occupied	Hock, Reginald	01/08/2015	02/06/2017	02/01/2018	1,373.00	GARAGE	0.00	75.00	1,303.00	1,130.00	0.00
										LCINSURANCE	0.00	10.00
										PESTFEE	0.00	3.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	1,200.00		0.00
										TRASH	0.00		15.00
5102	B1	N/A	1250	Occupied-NTVL	Khorasani, Patty	02/12/2017 04/03/2017	02/12/2017	02/07/2018	1,328.00	PESTFEE	0.00		3.00		1,357.00		250.00	0.00
										RENT	1,339.00		0.00
										TRASH	0.00		15.00
		N/A		Pending	Yakin, Jose	04/11/2017	04/11/2017	05/16/2018		PESTFEE	0.00	*	3.00	*	1,453.00	*	0.00	0.00
										PETRENT	0.00		20.00
										RENT	1,395.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
5103	A1	N/A	752	Occupied	Villani, Genese	09/08/2013	10/11/2016	10/06/2017	831.00	LCINSURANCE	0.00		10.00		902.00		165.00	20.71
										PESTFEE	0.00		3.00
										RENT	874.00		0.00
										TRASH	0.00		15.00
5104	A2	N/A	883	Occupied	Leatherwood, Austin	11/04/2016	02/01/2017	05/31/2017	1,071.00	LCINSURANCE	0.00		10.00		1,232.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,204.00		0.00
										TRASH	0.00		15.00
5105	A2	N/A	883	Occupied	Hutchinson, Peggy	08/02/2011	05/02/2016	05/17/2017	1,001.00	PESTFEE	0.00		3.00		1,012.00		1,080.00	50.00
										RENT	994.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Hutchinson, Peggy	08/02/2011	05/18/2017	05/17/2018		PESTFEE	0.00	*	3.00	*	1,012.00	*	0.00	0.00
										RENT	994.00		0.00
										TRASH	0.00		15.00
5106	A2	N/A	883	Occupied	Burgamy, Steven	02/26/2017	02/26/2017	02/23/2018	1,126.00	PESTFEE	0.00		3.00		1,084.00		0.00	0.00
										RENT	1,066.00		0.00
										TRASH	0.00		15.00
5107	A2	N/A	883	Occupied	Carr, Robert	05/08/2015	06/08/2016	06/05/2017	971.00	PESTFEE	0.00		3.00		908.00		0.00	0.00
										RENT	890.00		0.00
										TRASH	0.00		15.00
5108	C1	N/A	1784	Occupied	Ybanez, Laura	10/21/2016	10/21/2016	06/19/2017	1,775.00	LCINSURANCE	0.00		10.00		1,645.00		250.00	(0.74)

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										PESTFEE	0.00		3.00
										RENT	1,617.00		0.00
										TRASH	0.00		15.00
5109	A1	N/A	752	Occupied	Bing, Eugenia	02/05/2008	07/19/2016	07/14/2017	831.00	LCINSURANCE	0.00		10.00		939.00		450.00	0.00
										PESTFEE	0.00		3.00
										RENT	911.00		0.00
										TRASH	0.00		15.00
5110	B1	N/A	1250	Occupied	Guerra, Rebecca	08/27/2016	08/27/2016	05/26/2017	1,313.00	PESTFEE	0.00		3.00		1,417.00		0.00	0.00
										RENT	1,399.00		0.00
										TRASH	0.00		15.00
5111	B1	N/A	1250	Occupied	Cornelius, Christyn	10/28/2016	10/28/2016	05/22/2017	1,373.00	LCINSURANCE	0.00		10.00		1,477.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,449.00		0.00
										TRASH	0.00		15.00
5201	B1	N/A	1250	Occupied	Nielsen, Ryan	07/20/2016	07/20/2016	08/15/2017	1,493.00	PESTFEE	0.00		3.00		1,505.00		0.00	0.00
										RENT	1,487.00		0.00
										TRASH	0.00		15.00
5202	B1	N/A	1250	Occupied-NTV	Goode, Abreetta	07/03/2015 03/21/2017	02/25/2016	01/20/2017	1,283.00	PESTFEE	0.00		3.00		1,550.00		250.00	0.00
										RENT	1,532.00		0.00
										TRASH	0.00		15.00
5203	A1	N/A	752	Occupied	Yoder, Chant	03/07/2015	04/04/2016	03/30/2017	926.00	LCINSURANCE	0.00		10.00		806.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	778.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Yoder, Chant	03/07/2015	03/31/2017	03/26/2018		LCINSURANCE	0.00	*	10.00	*	821.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	793.00		0.00
										TRASH	0.00		15.00
5204	A2	N/A	883	Occupied	Perumal, Sudhakar	07/28/2015	10/11/2016	10/06/2017	1,006.00	PESTFEE	0.00		3.00		878.00		250.00	0.00
										RENT	860.00		0.00
										TRASH	0.00		15.00
5205	A2	N/A	883	Occupied	Bernhard, Koni	08/12/2015	08/09/2016	08/04/2017	946.00	PESTFEE	0.00		3.00		926.00		250.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	908.00		0.00
										TRASH	0.00		15.00
5206	A2	N/A	883	Occupied	De Lucia, Paula	10/18/2013	03/10/2017	03/05/2018	981.00	GARAGE	0.00		65.00		1,107.00		80.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,004.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
5207	A2	N/A	883	Occupied	Green, Cassandra	09/28/2016	09/28/2016	04/20/2017	981.00	LCINSURANCE	0.00		10.00		912.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	884.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Green, Cassandra	09/28/2016	04/21/2017	04/16/2018		LCINSURANCE	0.00	*	10.00	*	912.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	884.00		0.00
										TRASH	0.00		15.00
5208	C1	N/A	1784	Occupied	Carter-Robertson, Melissa Lee	01/15/2015	02/14/2017	02/09/2018	1,845.00	PESTFEE	0.00		3.00		1,375.00		0.00	0.00
										RENT	1,357.00		0.00
										TRASH	0.00		15.00
5209	B	N/A	978	Occupied	Nash, Nicole	08/31/2015	05/19/2016	06/13/2017	1,128.00	LCINSURANCE	0.00		10.00		1,233.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,205.00		0.00
										TRASH	0.00		15.00
5210	B1	N/A	1250	Vacant	VACANT				1,358.00		0.00	*	38.00	*
5211	B1	N/A	1250	Occupied	Morgan, Janet	07/15/2016	07/15/2016	07/13/2017	1,418.00	LCINSURANCE	0.00		10.00		1,416.00		0.00	(0.01)
										PESTFEE	0.00		3.00
										RENT	1,388.00		0.00
										TRASH	0.00		15.00
5301	B1	N/A	1250	Occupied	Ali, Shakeel	06/17/2012	01/17/2017	01/12/2018	1,278.00	LCINSURANCE	0.00		10.00		1,423.00		380.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,370.00		0.00
										STORAGE	0.00		25.00
										TRASH	0.00		15.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

5302	B1	N/A	1250	Occupied	Cruz, Alexander	12/30/2016	12/30/2016	11/29/2017	1,423.00	PESTFEE	0.00	3.00	1,238.00	0.00	0.00
										RENT	1,220.00	0.00
										TRASH	0.00	15.00
5303	A1	N/A	752	Occupied	Collier, Nathan	08/09/2015	08/30/2016	08/25/2017	841.00	LCINSURANCE	0.00	10.00	819.00	250.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	15.00
										RENT	776.00	0.00
										TRASH	0.00	15.00
5304	A2	N/A	883	Occupied	Canales, Henry	07/11/2016	07/11/2016	07/12/2017	1,111.00	LCINSURANCE	0.00	10.00	954.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	926.00	0.00
										TRASH	0.00	15.00
5305	A2	N/A	883	Occupied	Flowers, Kimberly	10/23/2016	10/23/2016	10/13/2017	1,061.00	LCINSURANCE	0.00	10.00	964.00	0.00	(98.42)
										PESTFEE	0.00	3.00
										RENT	901.00	0.00
										TRASH	0.00	15.00
										WASH/DRY	0.00	35.00
5306	A2	N/A	883	Occupied	Tonge, Lauren	06/29/2016	06/29/2016	05/15/2017	1,016.00	LCINSURANCE	0.00	10.00	975.00	250.00	0.00
										PESTFEE	0.00	3.00
										RENT	947.00	0.00
										TRASH	0.00	15.00
5307	A2	N/A	883	Occupied	Kiani, Emily	07/07/2016	07/07/2016	07/07/2017	946.00	PESTFEE	0.00	3.00	918.00	450.00	0.00
										RENT	900.00	0.00
										TRASH	0.00	15.00
5308	C1	N/A	1784	Occupied	Cheaney, Warren	06/10/2016	06/10/2016	06/01/2017	1,780.00	PESTFEE	0.00	3.00	1,586.00	0.00	0.00
										RENT	1,568.00	0.00
										TRASH	0.00	15.00
5309	B	N/A	978	Occupied	Valles, Brianne Lee	10/23/2014	11/24/2016	11/29/2017	998.00	PESTFEE	0.00	3.00	985.00	0.00	0.20
										RENT	967.00	0.00
										TRASH	0.00	15.00
5310	B1	N/A	1250	Occupied	Godwin, Anne	08/24/2013	07/26/2016	07/21/2017	1,313.00	PESTFEE	0.00	3.00	1,390.00	380.00	0.00
										RENT	1,372.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										TRASH	0.00		15.00
5311	B1	N/A	1250	Occupied-NTV	Palazzolo, Daniel	12/21/2015 05/30/2017	12/21/2015	03/08/2017	1,348.00	LCINSURANCE	0.00		10.00		1,256.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,228.00		0.00
										TRASH	0.00		15.00
5401	B1	N/A	1250	Occupied	Eubanks, Rodney	03/10/2017	03/10/2017	03/05/2018	1,448.00	RENT	1,254.00		0.00		1,254.00		0.00	0.00
5402	B1	N/A	1250	Occupied	Powers, Jason	01/14/2017	01/14/2017	01/06/2018	1,543.00	PESTFEE	0.00		3.00		1,367.00		0.00	25.56
										RENT	1,349.00		0.00
										TRASH	0.00		15.00
5403	A1	N/A	752	Occupied	Aire, Ehije	01/08/2015	02/28/2017	08/14/2017	916.00	LCINSURANCE	0.00		10.00		951.00		300.00	0.00
										PESTFEE	0.00		3.00
										RENT	923.00		0.00
										TRASH	0.00		15.00
5404	A2	N/A	883	Occupied	Harrell, Kevin	11/28/2015	06/14/2016	06/09/2017	1,196.00	INSURANCE	0.00		10.00		1,204.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,176.00		0.00
										TRASH	0.00		15.00
5405	A2	N/A	883	Occupied-NTVL	Becker, Laura	06/02/2016 05/15/2017	06/02/2016	05/15/2017	1,056.00	PESTFEE	0.00		3.00		1,057.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	1,019.00		0.00
										TRASH	0.00		15.00
		N/A		Applicant	Howard, Tiffany	05/23/2017	05/23/2017	06/18/2018		PESTFEE	0.00	*	3.00	*	1,059.00	*	0.00	0.00
										PETRENT	0.00		40.00
										RENT	981.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
5406	A2	N/A	883	Occupied	Scott, Deshawn	07/06/2016	07/06/2016	07/07/2017	1,131.00	PESTFEE	0.00		3.00		1,149.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	1,111.00		0.00
										TRASH	0.00		15.00
5407	A2	N/A	883	Occupied	Whitney, Christopher	11/03/2011	07/26/2016	07/21/2017	1,056.00	PESTFEE	0.00		3.00		1,107.00		205.00	0.00
										RENT	1,089.00		0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

										TRASH	0.00		15.00
5408	C1	N/A	1784	Occupied	Fording, Melanie	09/01/2016	09/01/2016	09/04/2017	1,870.00	LCINSURANCE	0.00		10.00		1,835.00	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,787.00		0.00
										TRASH	0.00		15.00
5409	B	N/A	978	Occupied	Evans, Gwendolyn	02/11/2016	01/28/2017	06/27/2017	1,173.00	PESTFEE	0.00		3.00		1,449.00	0.00	0.00
										RENT	1,431.00		0.00
										TRASH	0.00		15.00
5410	B1	N/A	1250	Occupied	Bale, Andrea	01/08/2016	01/08/2016	11/28/2016	1,563.00	LCINSURANCE	0.00		10.00		1,693.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,665.00		0.00
										TRASH	0.00		15.00
5411	B1	N/A	1250	Occupied	Moos, Megan	07/08/2016	07/08/2016	07/14/2017	1,448.00	LCINSURANCE	0.00		10.00		1,486.00	100.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		40.00
										RENT	1,418.00		0.00
										TRASH	0.00		15.00
6101	B1	N/A	1250	Vacant	VACANT				1,233.00		0.00	*	38.00	*
6102	B1	N/A	1250	Occupied	Campion, Lisa	05/06/2015	05/31/2016	05/26/2017	1,268.00	PESTFEE	0.00		3.00		1,137.00	0.00	1.56
										RENT	1,119.00		0.00
										TRASH	0.00		15.00
6103	A1	N/A	752	Occupied-NTV	Alonso, Alishia	10/27/2016 03/27/2017	10/27/2016	10/09/2017	866.00	PESTFEE	0.00		3.00		809.00	0.00	93.73
										PETRENT	0.00		20.00
										RENT	736.00		0.00
										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00
6104	A2	N/A	883	Occupied	Taylor, Troy	10/14/2016	10/14/2016	10/09/2017	1,006.00	PESTFEE	0.00		3.00		946.00	0.00	20.71
										RENT	893.00		0.00
										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00
6105	A2	N/A	883	Occupied	Brennan, Sean	03/06/2017	03/06/2017	06/06/2017	1,006.00	PESTFEE	0.00		3.00		1,122.00	0.00	0.00
										RENT	1,084.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										TRASH	0.00	15.00
										UTILITY	0.00	20.00
6106	A2	N/A	883	Occupied	Mahan, Ashlan	02/03/2016	01/31/2017	01/26/2018	996.00	RENT	915.00	0.00	915.00	0.00	0.00
6107	A2	N/A	883	Occupied	Whyman, Christina	02/18/2017	02/18/2017	02/13/2018	1,016.00	PESTFEE	0.00	3.00	913.00	0.00	0.00
										RENT	895.00	0.00
										TRASH	0.00	15.00
6108	C1	N/A	1784	Occupied	Vinson, Kim	03/11/2017	03/11/2017	03/06/2018	1,775.00	PESTFEE	0.00	3.00	1,656.00	0.00	0.00
										RENT	1,618.00	0.00
										TRASH	0.00	15.00
										UTILITY	0.00	20.00
6109	A1	N/A	752	Occupied	Shepard, Renee Denise	10/17/2014	11/08/2016	11/03/2017	831.00	PESTFEE	0.00	3.00	700.00	300.00	0.31
										RENT	682.00	0.00
										TRASH	0.00	15.00
6110	B1	N/A	1250	Occupied	Chaires, Raymond	11/08/2015	02/01/2017	07/31/2017	1,268.00	PESTFEE	0.00	3.00	1,070.00	50.00	0.00
										PETRENT	0.00	20.00
										RENT	1,032.00	0.00
										TRASH	0.00	15.00
6111	B1	N/A	1250	Occupied	Semon, David	06/22/2015	07/21/2016	07/07/2017	1,373.00	PESTFEE	0.00	3.00	1,335.50	250.00	0.00
										PETRENT	0.00	20.00
										RENT	1,297.50	0.00
										TRASH	0.00	15.00
6201	B1	N/A	1250	Occupied-NTV	Anderson, Ashley	03/27/2015 04/10/2017	04/21/2016	04/10/2017	1,208.00	PESTFEE	0.00	3.00	1,156.00	250.00	0.00
										RENT	1,138.00	0.00
										TRASH	0.00	15.00
6202	B1	N/A	1250	Occupied	Bortol, Shadia	08/10/2015	07/05/2016	06/30/2017	1,328.00	LCINSURANCE	0.00	10.00	1,364.00	0.00	45.55
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	1,316.00	0.00
										TRASH	0.00	15.00
6203	A1	N/A	752	Occupied	Jackson, Douglas	12/18/2015	01/04/2017	12/26/2017	816.00	GARAGE	0.00	65.00	871.00	0.00	0.00
										PESTFEE	0.00	3.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	788.00		0.00
										TRASH	0.00		15.00
6204	A2	N/A	883	Occupied	Cantu, Christopher	04/01/2015	03/29/2016	03/24/2017	981.00	PESTFEE	0.00		3.00		902.00		494.00	75.00
										RENT	884.00		0.00
										TRASH	0.00		15.00
6205	A2	N/A	883	Occupied	Lester, Isaac	11/15/2012	04/01/2016	03/27/2017	946.00	PESTFEE	0.00		3.00		961.00		165.00	0.00
										RENT	943.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Lester, Isaac	11/15/2012	03/28/2017	03/23/2018		PESTFEE	0.00	*	3.00	*	968.00	*	0.00	0.00
										RENT	950.00		0.00
										TRASH	0.00		15.00
6206	A2	N/A	883	Occupied	Ramon, Jesse	01/11/2017	01/11/2017	01/16/2018	1,111.00	PESTFEE	0.00		3.00		913.00		0.00	0.00
										RENT	895.00		0.00
										TRASH	0.00		15.00
6207	A2	N/A	883	Occupied	Santoy, Brianna	01/27/2017	01/27/2017	01/22/2018	1,041.00	PESTFEE	0.00		3.00		935.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	897.00		0.00
										TRASH	0.00		15.00
6208	C1	N/A	1784	Occupied	Goorevich, Loretta	06/23/2015	07/19/2016	07/14/2017	1,695.00	PESTFEE	0.00		3.00		1,700.00		250.00	0.00
										RENT	1,682.00		0.00
										TRASH	0.00		15.00
6209	B	N/A	978	Occupied	Davajah, Eve M	10/31/2014	12/21/2016	12/15/2017	1,148.00	PESTFEE	0.00		3.00		858.00		150.00	0.00
										RENT	840.00		0.00
										TRASH	0.00		15.00
6210	B1	N/A	1250	Occupied	Alvarado, Abby	08/20/2014	10/18/2016	10/13/2017	1,328.00	GARAGE	0.00		25.00		1,336.00		0.00	(5.65)
										LCINSURANCE	0.00		10.00
										PESTFEE	0.00		3.00
										RENT	1,283.00		0.00
										TRASH	0.00		15.00
6211	B1	N/A	1250	Occupied	Litchford, Peggy	11/15/2012	12/29/2016	12/13/2017	1,278.00	GARAGE	0.00		65.00		1,453.00		590.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		15.00
										RENT	1,355.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										TRASH	0.00	15.00
6301	B1	N/A	1250	Occupied	MITHANI, AKBER AMIR ALI	07/14/2015	08/09/2016	08/04/2017	1,278.00	PESTFEE	0.00	3.00	1,242.00	1,450.00	0.00
										RENT	1,224.00	0.00
										TRASH	0.00	15.00
6302	B1	N/A	1250	Occupied	Esquerra, Deshunta Nicole	11/17/2014	12/13/2016	05/12/2017	1,283.00	PESTFEE	0.00	3.00	1,312.00	0.00	0.00
										RENT	1,294.00	0.00
										TRASH	0.00	15.00
6303	A1	N/A	752	Occupied	Mahaffey, Tracey lynn	08/14/2014	09/08/2016	09/04/2017	806.00	PESTFEE	0.00	3.00	746.00	250.00	0.00
										RENT	728.00	0.00
										TRASH	0.00	15.00
6304	A2	N/A	883	Occupied	Conlin, John	07/05/2015	07/28/2016	07/12/2017	1,006.00	PESTFEE	0.00	3.00	999.00	250.00	0.00
										PETRENT	0.00	20.00
										RENT	961.00	0.00
										TRASH	0.00	15.00
6305	A2	N/A	883	Occupied	MENCAR, LLC, *	11/04/2016	11/04/2016	05/16/2017	981.00	PESTFEE	0.00	3.00	980.00	0.00	20.71
										RENT	927.00	0.00
										TRASH	0.00	15.00
										WASH/DRY	0.00	35.00
6306	A2	N/A	883	Occupied	Haberman, Megan	10/21/2016	10/21/2016	10/20/2017	1,091.00	LCINSURANCE	0.00	10.00	884.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	856.00	0.00
										TRASH	0.00	15.00
6307	A2	N/A	883	Occupied-NTV	Yakin, Jose	09/12/2014 04/14/2017	10/11/2016	10/06/2017	1,076.00	PESTFEE	0.00	3.00	905.00	400.00	3.50

										PETRENT	0.00	20.00
										RENT	867.00	0.00
										TRASH	0.00	15.00
6308	C1	N/A	1784	Occupied	Coyne, Stephen	12/19/2016	12/19/2016	10/18/2017	1,840.00	PESTFEE	0.00	3.00	1,614.00	0.00	0.00
										PETRENT	0.00	20.00
										RENT	1,576.00	0.00
										TRASH	0.00	15.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

6309	B	N/A	978	Occupied	Guerra, Kara	09/16/2015	07/13/2016	07/07/2017	998.00	PESTFEE	0.00		3.00		1,161.00		50.00	0.00
										PETFEE	0.00		20.00
										RENT	1,123.00		0.00
										TRASH	0.00		15.00
6310	B1	N/A	1250	Occupied	Chisholm, Steve	11/14/2016	11/14/2016	11/13/2017	1,393.00	PESTFEE	0.00		3.00		1,289.00		0.00	0.00
										RENT	1,271.00		0.00
										TRASH	0.00		15.00
6311	B1	N/A	1250	Occupied	Lloyd, Patricia	07/25/2015	08/30/2016	08/25/2017	1,278.00	PESTFEE	0.00		3.00		1,202.00		250.00	0.00
										RENT	1,184.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		0.00
6401	B1	N/A	1250	Occupied	Lopez, Jose	02/22/2013	03/29/2016	03/24/2017	1,458.00	GARAGE	0.00		100.00		1,666.00		290.00	582.94
										PESTFEE	0.00		3.00
										PETRENT	0.00		15.00
										RENT	1,538.00		0.00
										TRASH	0.00		10.00
		N/A		Pending renewal	Lopez, Jose	02/22/2013	03/25/2017	03/20/2018		GARAGE	0.00	*	100.00	*	1,696.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		15.00
										RENT	1,568.00		0.00
										TRASH	0.00		10.00
6402	B1	N/A	1250	Occupied	Tolleson, Ruth	02/24/2013	03/22/2016	03/17/2017	1,413.00	PESTFEE	0.00		3.00		1,622.00		190.00	0.84
										RENT	1,604.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Tolleson, Ruth	02/24/2013	03/18/2017	03/13/2018		PESTFEE	0.00	*	3.00	*	1,622.00	*	0.00	0.00
										RENT	1,604.00		0.00
										TRASH	0.00		15.00
6403	A1	N/A	752	Occupied	Chavez, Melissa	01/27/2016	02/01/2017	01/18/2018	956.00	GARAGE	0.00		0.00		940.00		0.00	0.00
										LCINSURANCE	0.00		10.00
										PESTFEE	0.00		3.00
										RENT	912.00		0.00
										TRASH	0.00		15.00
6404	A2	N/A	883	Occupied	Powell, Pamela	06/21/2016	06/21/2016	06/16/2017	1,181.00	PESTFEE	0.00		3.00		1,155.00		0.00	(44.55)
										RENT	1,137.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										TRASH	0.00	15.00
6405	A2	N/A	883	Occupied	Hammargren, Mackenzie	08/18/2016	08/18/2016	07/17/2017	1,131.00	PESTFEE	0.00	3.00	1,138.00	0.00	0.00
										PETRENT	0.00	20.00
										RENT	1,100.00	0.00
										TRASH	0.00	15.00
6406	A2	N/A	883	Occupied	Page, Stephen	08/10/2015	08/10/2016	08/24/2017	1,171.00	PESTFEE	0.00	3.00	1,164.00	0.00	0.00
										RENT	1,146.00	0.00
										TRASH	0.00	15.00
6407	A2	N/A	883	Occupied	Renfro, Phillip M	01/13/2009	08/09/2016	08/04/2017	1,106.00	PESTFEE	0.00	3.00	1,260.00	330.00	20.71
										RENT	1,242.00	0.00
										TRASH	0.00	15.00
6408	C1	N/A	1784	Occupied	Brenner, Wendy	04/29/2016	04/29/2016	04/28/2017	1,880.00	PESTFEE	0.00	3.00	1,826.00	2,088.00	(0.42)
										RENT	1,808.00	0.00
										TRASH	0.00	15.00
6409	B	N/A	978	Occupied	VACANT	06/01/2012	10/04/2016	10/18/2017	1,173.00		0.00	0.00	0.00	0.00	0.00
6410	B1	N/A	1250	Occupied	Linares, Sarha	01/28/2016	01/24/2017	01/19/2018	1,563.00	LCINSURANCE	0.00	10.00	1,552.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,524.00	0.00
										TRASH	0.00	15.00
6411	B1	N/A	1250	Occupied	Mata, Ramona	09/03/2015	09/01/2016	08/31/2017	1,423.00	LCINSURANCE	0.00	10.00	1,335.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,307.00	0.00
										TRASH	0.00	15.00
7101	B2	N/A	1357	Occupied	Cardona, Eric	01/26/2017	01/26/2017	10/20/2017	1,904.00	PESTFEE	0.00	3.00	1,486.00	250.00	0.00
										RENT	1,468.00	0.00
										TRASH	0.00	15.00
7102	D1P	N/A	2322	Occupied-NTV	Cruz, Teresita	08/15/2013 05/15/2017	07/19/2016	05/15/2017	2,379.00	PESTFEE	0.00	3.00	2,390.00	840.00	0.00
										RENT	2,372.00	0.00
										TRASH	0.00	15.00
										UTILITY	0.00	0.00
7103	C2P	N/A	1895	Occupied	Kyral, Danielle	02/14/2017	02/14/2017	03/02/2018	1,940.00	PESTFEE	0.00	3.00	1,779.00	500.00	0.00
										RENT	1,761.00	0.00
										TRASH	0.00	15.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

7104	C2P	N/A	1895	Occupied	McGee, Cynthia	12/19/2015	07/14/2016	07/10/2017	2,055.00	PESTFEE	0.00	3.00	1,877.00	0.00	0.00
										RENT	1,859.00	0.00
										TRASH	0.00	15.00
7105	C2P	N/A	1895	Occupied	Rousay, Jonathan	03/10/2017	03/10/2017	10/09/2017	1,940.00	PESTFEE	0.00	3.00	1,793.00	0.00	(134.81)
										PETRENT	0.00	20.00
										RENT	1,735.00	0.00
										TRASH	0.00	15.00
										UTILITY	0.00	20.00
7106	D1P	N/A	2322	Occupied	Shauver, Daniel	02/04/2017	02/04/2017	10/04/2017	2,329.00	PESTFEE	0.00	3.00	2,220.00	0.00	0.00
										RENT	2,202.00	0.00
										TRASH	0.00	15.00
7107	D1P	N/A	2322	Occupied	Agrawal, Vipin	07/20/2014	07/26/2016	07/21/2017	2,594.00	PESTFEE	0.00	3.00	2,565.00	200.00	33.13
										RENT	2,547.00	0.00
										TRASH	0.00	15.00
7201	B2	N/A	1357	Occupied-NTV	Matos, Miguel	01/12/2016 03/31/2017	07/07/2016	07/05/2017	1,779.00	LCINSURANCE	0.00	10.00	1,605.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	1,577.00	0.00
										TRASH	0.00	15.00
7202	D1P	N/A	2322	Occupied	Lucas, James Peter	11/24/2013	08/23/2016	08/18/2017	2,344.00	PESTFEE	0.00	3.00	2,338.00	730.00	0.00
										PETFEE	0.00	15.00
										RENT	2,290.00	0.00
										TRASH	0.00	10.00
										UTILITY	0.00	20.00
7203	C2P	N/A	1895	Occupied	Stone, Michael	01/07/2017	01/07/2017	07/12/2017	1,990.00	PESTFEE	0.00	3.00	1,765.00	0.00	(0.06)
										PETRENT	0.00	20.00
										RENT	1,707.00	0.00
										TRASH	0.00	15.00
										UTILITY	0.00	20.00
7204	C2P	N/A	1895	Occupied	Strube, Craig	10/03/2015	06/07/2016	06/02/2017	2,030.00	LCINSURANCE	0.00	10.00	1,846.00	0.00	8.55
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	1,798.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

										TRASH	0.00		15.00
7205	C2P	N/A	1895	Occupied	Keown, Barbara	11/02/2016	11/02/2016	09/15/2017	1,990.00	PESTFEE	0.00		3.00		1,834.00	0.00	0.00
										RENT	1,816.00		0.00
										TRASH	0.00		15.00
7206	D1P	N/A	2322	Vacant	VACANT				2,344.00		0.00	*	38.00	*
7207	D1P	N/A	2322	Occupied	Larson, Karen	02/06/2012	11/22/2016	11/17/2017	2,469.00	PESTFEE	0.00		3.00		2,281.00	560.00	0.00
										RENT	2,263.00		0.00
										TRASH	0.00		15.00
7301	B2	N/A	1357	Occupied	Moses, Catherine	01/16/2017	01/16/2017	11/10/2017	1,729.00	PESTFEE	0.00		3.00		1,327.00	250.00	0.00
										RENT	1,309.00		0.00
										TRASH	0.00		15.00
7302	D1P	N/A	2322	Occupied	Graham, Khalil	08/07/2015	09/15/2016	09/19/2017	2,344.00	PESTFEE	0.00		3.00		2,161.00	0.00	0.00
										RENT	2,143.00		0.00
										TRASH	0.00		15.00
7303	C2P	N/A	1895	Occupied	Delgado, Luis	07/22/2016	07/22/2016	07/21/2017	1,990.00	LCINSURANCE	0.00		10.00		2,051.00	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		40.00
										RENT	1,983.00		0.00
										TRASH	0.00		15.00
7304	C2P	N/A	1895	Occupied-NTV	Dugas, George E	04/07/2015 05/08/2017	04/12/2016	05/08/2017	2,030.00	PESTFEE	0.00		3.00		1,311.00	400.00	0.00
										PETRENT	0.00		15.00
										RENT	1,278.00		0.00
										TRASH	0.00		15.00
7305	C2P	N/A	1895	Occupied	Moreno, Kum	02/13/2017	02/13/2017	03/16/2018	1,990.00	PESTFEE	0.00		3.00		1,727.00	0.00	0.00
										RENT	1,674.00		0.00
										TRASH	0.00		15.00
										WASH/DRY	0.00		35.00
7306	D1P	N/A	2322	Occupied	Mead, Robert Eugene	09/09/2014	07/05/2016	06/30/2017	2,344.00	PESTFEE	0.00		3.00		2,608.00	0.00	0.00
										RENT	2,590.00		0.00
										TRASH	0.00		15.00
7307	D1P	N/A	2322	Occupied	Shiery, Robert	03/10/2017	03/10/2017	03/12/2018	2,469.00	PESTFEE	0.00		3.00		2,385.00	0.00	(687.20)
										RENT	2,347.00		0.00
										TRASH	0.00		15.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

										UTILITY	0.00		20.00
7401	B2	N/A	1357	Occupied	Thornsberry, Joshua Allen	04/01/2015	05/01/2016	04/26/2017	1,819.00	LCINSURANCE	0.00		10.00		1,829.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,801.00		0.00
										TRASH	0.00		15.00
7402	D1P	N/A	2322	Occupied	Garcia, Marco	05/29/2016	05/29/2016	05/02/2017	2,384.00	LCINSURANCE	0.00		10.00		2,097.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	2,069.00		0.00
										TRASH	0.00		15.00
7403	C2P	N/A	1895	Occupied	Passailaigue, Trisha	06/01/2016	06/01/2016	05/26/2017	2,030.00	LCINSURANCE	0.00		10.00		2,035.00	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	1,987.00		0.00
										TRASH	0.00		15.00
7404	C2P	N/A	1895	Occupied	Thompson, Sandra	10/22/2016	10/22/2016	10/17/2017	2,070.00	LCINSURANCE	0.00		10.00		2,020.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,972.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
7405	C2P	N/A	1895	Occupied	Brzozowski, Eileen	09/08/2016	09/08/2016	09/29/2017	2,030.00	PESTFEE	0.00		3.00		2,093.00	0.00	0.00
										PETRENT	0.00		40.00
										RENT	2,035.00		0.00
										TRASH	0.00		15.00
7406	D1P	N/A	2322	Occupied	Vehle, Bryan	12/11/2015	07/15/2016	07/10/2017	2,384.00	LCINSURANCE	0.00		10.00		2,211.00	4,332.00	4.53
										PESTFEE	0.00		3.00
										RENT	2,183.00		0.00
										TRASH	0.00		15.00
7407	D1P	N/A	2322	Vacant	VACANT				2,509.00		0.00	*	38.00	*
8101	B2	N/A	1357	Occupied	Millspaugh, Mark	01/13/2013	02/06/2017	02/01/2018	1,904.00	LCINSURANCE	0.00		10.00		1,695.00	420.00	179.21
										PESTFEE	0.00		3.00
										RENT	1,667.00		0.00
										TRASH	0.00		15.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

8102	D1P	N/A	2322	Occupied	Miller, Matthew	01/03/2017	01/03/2017	01/17/2018	2,379.00	PESTFEE	0.00		3.00		2,211.00		0.00	0.00
										PETRENT	0.00		20.00
										RENT	2,173.00		0.00
										TRASH	0.00		15.00
8103	C2P	N/A	1895	Occupied	Bragg, Juel	09/22/2015	09/22/2016	09/11/2017	1,940.00	PESTFEE	0.00		3.00		1,973.00		100.00	0.00
										PETFEE	0.00		20.00
										RENT	1,935.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		0.00
8104	C2P	N/A	1895	Vacant	VACANT				1,940.00		0.00	*	38.00	*
8105	C2P	N/A	1895	Vacant	VACANT				1,940.00		0.00	*	38.00	*
8106	D1P	N/A	2322	Occupied-NTVL	Brower, Christopher	12/20/2013 03/23/2017	02/09/2016	03/23/2017	2,379.00	PESTFEE	0.00		3.00		2,466.00		610.00	0.00
										PETRENT	0.00		15.00
										RENT	2,433.00		0.00
										TRASH	0.00		15.00
		N/A		Applicant	Campbell, Carlos	03/31/2017	03/31/2017	03/26/2018		PESTFEE	0.00	*	3.00	*	2,295.00	*	0.00	0.00
										RENT	2,257.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
8107	D1P	N/A	2322	Occupied	Davies, Thomas	11/02/2015	07/14/2016	07/28/2017	2,679.00	PESTFEE	0.00		3.00		2,246.00		2,000.00	0.00
										PETRENT	0.00		20.00
										RENT	2,188.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
8201	B2	N/A	1357	Occupied	Harty, Nicole	10/06/2016	10/06/2016	10/09/2017	1,779.00	PESTFEE	0.00		3.00		1,462.00		0.00	0.00
										RENT	1,444.00		0.00
										TRASH	0.00		15.00
8202	D1P	N/A	2322	Occupied	Pearson, Desiree	04/22/2016	04/22/2016	04/12/2017	2,344.00	PESTFEE	0.00		3.00		2,082.00		2,066.00	0.00
										PETRENT	0.00		20.00
										RENT	2,044.00		0.00
										TRASH	0.00		15.00
8203	C2P	N/A	1895	Vacant-Leased	VACANT				1,990.00		0.00	*	38.00	*
		N/A		Pending	Mora, Barbara	04/01/2017	04/01/2017	04/30/2018		PESTFEE	0.00	*	3.00	*	1,773.00	*	0.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

										RENT	1,735.00	0.00
										TRASH	0.00	15.00
										UTILITY	0.00	20.00
8204	C2P	N/A	1895	Occupied	Newton, Dustin	10/14/2016	10/14/2016	10/09/2017	2,040.00	PESTFEE	0.00	3.00	1,980.00	250.00	0.00
										PETRENT	0.00	20.00
										RENT	1,942.00	0.00
										TRASH	0.00	15.00
8205	C2P	N/A	1895	Occupied	Zink, Matthew Allen	03/25/2015	04/19/2016	05/15/2017	2,000.00	LCINSURANCE	0.00	10.00	1,417.00	0.00	(2.94)
										PESTFEE	0.00	3.00
										RENT	1,389.00	0.00
										TRASH	0.00	15.00
8206	D1P	N/A	2322	Occupied	Johnson, Denise	01/25/2017	01/25/2017	11/23/2017	2,344.00	PESTFEE	0.00	3.00	2,045.00	0.00	0.00
										RENT	2,027.00	0.00
										TRASH	0.00	15.00
8207	D1P	N/A	2322	Occupied	Herrera, Donnie	09/17/2014	06/16/2016	06/12/2017	2,544.00	PESTFEE	0.00	3.00	2,801.00	680.00	(0.08)
										PETRENT	0.00	20.00
										RENT	2,763.00	0.00
										TRASH	0.00	15.00
8301	B2	N/A	1357	Occupied	Dylla, Greg	09/05/2014	03/15/2016	02/08/2017	1,779.00	LCINSURANCE	0.00	10.00	1,740.00	340.00	1,805.71
										PESTFEE	0.00	3.00
										RENT	1,717.00	0.00
										TRASH	0.00	10.00
8302	D1P	N/A	2322	Occupied	Cox, Sira	12/03/2015	06/29/2016	06/26/2017	2,344.00	LCINSURANCE	0.00	10.00	2,225.00	0.00	2,487.12
										PESTFEE	0.00	3.00
										RENT	2,197.00	0.00
										TRASH	0.00	15.00
8303	C2P	N/A	1895	Occupied	Paredes, Mike	06/25/2014	08/25/2016	08/21/2017	2,000.00	LCINSURANCE	0.00	10.00	2,113.00	705.00	(2,113.00)
										PESTFEE	0.00	3.00
										RENT	2,085.00	0.00
										TRASH	0.00	15.00
8304	C2P	N/A	1895	Occupied	Mangum, Chris	08/12/2013	10/04/2016	09/29/2017	2,030.00	PESTFEE	0.00	3.00	2,122.00	330.00	0.00
										PETRENT	0.00	20.00
										RENT	2,084.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										TRASH	0.00		15.00
8305	C2P	N/A	1895	Occupied	Smith, Sammy	06/07/2016	06/07/2016	06/02/2017	1,990.00	LCINSURANCE	0.00		10.00		2,094.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	2,066.00		0.00
										TRASH	0.00		15.00
8306	D1P	N/A	2322	Occupied	Ingersoll, Rebecca	09/01/2007	02/28/2017	02/23/2018	2,344.00	PESTFEE	0.00		3.00		2,316.00		680.00	0.00
										RENT	2,298.00		0.00
										TRASH	0.00		15.00
8307	D1P	N/A	2322	Occupied	Winkler, Brittany	06/14/2016	06/14/2016	05/03/2017	2,594.00	PESTFEE	0.00		3.00		2,312.00		0.00	0.00
										RENT	2,294.00		0.00
										TRASH	0.00		15.00
	N/A			Pending renewal	Winkler, Brittany	06/14/2016	05/04/2017	04/30/2018		PESTFEE	0.00	*	3.00	*	2,312.00	*	0.00	0.00
										RENT	2,294.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		0.00
8401	B2	N/A	1357	Occupied	Bergerud, John	12/28/2007	08/25/2016	08/31/2017	1,819.00	PESTFEE	0.00		3.00		1,945.00		630.00	(0.19)
										RENT	1,927.00		0.00
										TRASH	0.00		15.00
8402	D1P	N/A	2322	Occupied	Nitschke, Michael L	04/15/2009	05/19/2016	05/08/2017	2,384.00	LCINSURANCE	0.00		10.00		2,496.00		520.00	0.00
										PESTFEE	0.00		3.00
										RENT	2,468.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Nitschke, Michael L	04/15/2009	05/09/2017	05/04/2018		LCINSURANCE	0.00	*	10.00	*	2,496.00	*	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	2,468.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		0.00
8403	C2P	N/A	1895	Occupied	Frenchak, Gloria	05/26/2016	05/26/2016	05/29/2017	2,080.00	PESTFEE	0.00		3.00		2,228.00		0.00	0.00
										RENT	2,210.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Frenchak, Gloria	05/26/2016	05/30/2017	05/25/2018		PESTFEE	0.00	*	3.00	*	2,268.00	*	0.00	0.00
										RENT	2,230.00		0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										TRASH	0.00		15.00
										UTILITY	0.00		20.00
8404	C2P	N/A	1895	Occupied	Emedo-Uche, Kingsley	03/06/2015	04/04/2016	03/30/2017	2,120.00	PESTFEE	0.00		3.00		1,582.00		250.00	(4.22)
										RENT	1,564.00		0.00
										TRASH	0.00		15.00
8405	C2P	N/A	1895	Occupied	Cancino, Esmeralda	11/30/2013	02/04/2017	01/30/2018	2,080.00	PESTFEE	0.00		3.00		2,077.00		390.00	0.00
										RENT	2,059.00		0.00
										TRASH	0.00		15.00
8406	D1P	N/A	2322	Occupied	Dohoney, Edmund	02/12/2015	03/09/2016	05/03/2017	2,444.00	PESTFEE	0.00		3.00		2,302.00		505.00	0.00
										PETRENT	0.00		15.00
										RENT	2,269.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Dohoney, Edmund	02/12/2015	05/04/2017	04/30/2018		PESTFEE	0.00	*	3.00	*	2,302.00	*	0.00	0.00
										PETRENT	0.00		15.00
										RENT	2,269.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		0.00
8407	D1P	N/A	2322	Occupied	Wojdyla, Dennis	08/09/2016	08/09/2016	08/04/2017	2,584.00	LCINSURANCE	0.00		10.00		2,689.00		0.00	0.00
										PESTFEE	0.00		3.00
										RENT	2,661.00		0. 00
										TRASH	0.00		15.00
9101	B2	N/A	1357	Occupied	Brown, Sabrina	05/11/2016	05/11/2016	03/21/2017	1,854.00	PESTFEE	0.00		3.00		1,443.00		0.00	(950.33)
										RENT	1,425.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Brown, Sabrina	05/11/2016	03/22/2017	03/14/2018		PESTFEE	0.00	*	3.00	*	1,473.00	*	0.00	0.00
										RENT	1,455.00		0.00
										TRASH	0.00		15.00
9102	D1P	N/A	2322	Occupied-NTV	Hayen, Alejandro	01/24/2014 04/30/2017	09/17/2016	03/16/2017	2,379.00	LCINSURANCE	0.00		10.00		3,329.00		280.00	10.00
										PESTFEE	0.00		3.00
										RENT	3,301.00		0.00
										TRASH	0.00		15.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing	Dep On Hand	Balance

9103	C2P	N/A	1895	Occupied	Thomas, Cathy	02/17/2017	02/17/2017	08/16/2017	1,940.00	PESTFEE	0.00		3.00		1,768.00	0.00	(263.57)
										RENT	1,750.00		0.00
										TRASH	0.00		15.00
9104	C2P	N/A	1895	Occupied	Salgado, Rodolfo	08/01/2016	08/01/2016	07/28/2017	2,055.00	LCINSURANCE	0.00		10.00		2,161.00	0.00	0.00
										PESTFEE	0.00		3.00
										PETRENT	0.00		20.00
										RENT	2,093.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
9105	C2P	N/A	1895	Occupied	Escobar, Roxana	11/23/2016	11/23/2016	11/22/2017	1,940.00	PESTFEE	0.00		3.00		1,753.00	0.00	0.00
										RENT	1,735.00		0.00
										TRASH	0.00		15.00
9106	D1P	N/A	2322	Occupied	Berry, Mark	04/30/2014	08/11/2016	08/25/2017	2,294.00	PESTFEE	0.00		3.00		2,494.00	520.00	0.00
										RENT	2,476.00		0.00
										TRASH	0.00		15.00
9107	D1P	N/A	2322	Occupied	Smith, Chris	03/01/2017	03/01/2017	10/27/2017	2,599.00	PESTFEE	0.00		3.00		2,908.00	500.00	0.00
										PETRENT	0.00		40.00
										RENT	2,600.00		0.00
										RISKFEE	0.00		250.00
										TRASH	0.00		15.00
9201	B2	N/A	1357	Vacant	VACANT				1,779.00		0.00	*	38.00	*
9202	D1P	N/A	2322	Occupied	Kinchin, Jasilynn Irene	01/20/2015	01/22/2016	02/28/2017	2,344.00	PESTFEE	0.00		3.00		1,962.00	0.00	0.00
										RENT	1,944.00		0.00
										TRASH	0.00		15.00
9203	C2P	N/A	1895	Occupied	ACELYNK LLC, *	09/01/2015	04/28/2016	05/23/2017	1,990.00	LCINSURANCE	0.00		10.00		1,922.00	0.00	0.00
										PESTFEE	0.00		3.00
										RENT	1,894.00		0.00
										TRASH	0.00		15.00
9204	C2P	N/A	1895	Occupied	Henderson, Shavon	06/27/2016	06/27/2016	06/20/2017	2,030.00	LCINSURANCE	0.00		10.00		2,011.00	1,983.00	2,243.65
										PESTFEE	0.00		3.00
										RENT	1,983.00		0.00
										TRASH	0.00		15.00
9205	C2P	N/A	1895	Occupied	Cavazos, Lisa	07/30/2016	07/30/2016	07/18/2017	1,990.00	LCINSURANCE	0.00		10.00		1,935.00	0.00	0.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent		Other Charges/ Credits		Total Billing		Dep On Hand	Balance

										PESTFEE	0.00		3.00
										RENT	1,907.00		0.00
										TRASH	0.00		15.00
9206	D1P	N/A	2322	Vacant	VACANT				2,269.00		0.00	*	38.00	*
9207	D1P	N/A	2322	Occupied	Chastain, Kenneth	02/09/2017	02/09/2017	01/30/2018	2,469.00	PESTFEE	0.00		3.00		2,093.00		380.00	0.00
										RENT	2,075.00		0.00
										TRASH	0.00		15.00
9301	B2	N/A	1357	Occupied	Diaz, Marc	05/17/2014	09/06/2016	09/01/2017	1,779.00	PESTFEE	0.00		3.00		1,756.00		340.00	0.00
										RENT	1,738.00		0.00
										TRASH	0.00		15.00
9302	D1P	N/A	2322	Occupied	Luna, Lorena	03/08/2017	03/08/2017	04/02/2018	2,344.00	PESTFEE	0.00		3.00		2,226.00		0.00	0.00
										PETRENT	0.00		40.00
										RENT	2,168.00		0.00
										TRASH	0.00		15.00
9303	C2P	N/A	1895	Occupied	Payne, Albert	01/04/2015	02/01/2016	02/23/2017	1,990.00	PESTFEE	0.00		3.00		2,019.00		150.00	0.00
										PETRENT	0.00		15.00
										RENT	1,986.00		0.00
										TRASH	0.00		15.00
9304	C2P	N/A	1895	Occupied	Carter, Michelle	09/03/2016	09/03/2016	08/31/2017	2,030.00	PESTFEE	0.00		3.00		2,041.00		0.00	0.00
										RENT	2,023.00		0.00
										TRASH	0.00		15.00
9305	C2P	N/A	1895	Occupied	Ochoa, Roel	03/10/2017	03/10/2017	03/09/2018	1,965.00	LCINSURANCE	0.00		10.00		1,818.00		0.00	32.19
										PESTFEE	0.00		3.00
										RENT	1,770.00		0.00
										TRASH	0.00		15.00
										UTILITY	0.00		20.00
9306	D1P	N/A	2322	Occupied	Elkins, David Scott	12/17/2014	01/17/2016	03/30/2017	2,269.00	PESTFEE	0.00		3.00		1,856.00		0.00	0.00
										RENT	1,838.00		0.00
										TRASH	0.00		15.00
		N/A		Pending renewal	Elkins, David Scott	12/17/2014	03/31/2017	03/26/2018		PESTFEE	0.00	*	3.00	*	1,856.00	*	0.00	0.00
										RENT	1,838.00		0.00
										TRASH	0.00		15.00

Details

Unit	Floorplan	Unit Designation	SQFT	Unit/Lease Status	Name	Move-In Move-Out	Lease Start	Lease End	Market + Addl.	Trans Code	Lease Rent	Other Charges/ Credits	Total Billing	Dep On Hand	Balance

9307	D1P	N/A	2322	Occupied	Fording, Taylor	08/01/2016	08/01/2016	07/25/2017	2,469.00	LCINSURANCE	0.00	10.00	2,439.00	0.00	53.58
										PESTFEE	0.00	3.00
										PETRENT	0.00	20.00
										RENT	2,391.00	0.00
										TRASH	0.00	15.00
9401	B2	N/A	1357	Occupied	Gaskill, David	01/07/2017	01/07/2017	12/11/2017	1,819.00	PESTFEE	0.00	3.00	1,509.00	0.00	0.00
										RENT	1,491.00	0.00
										TRASH	0.00	15.00
9402	D1P	N/A	2322	Occupied	VanCleave, Tamara	12/29/2016	12/29/2016	12/22/2017	2,384.00	LCINSURANCE	0.00	10.00	2,194.00	0.00	0.00
										PESTFEE	0.00	3.00
										PETRENT	0.00	40.00
										RENT	2,126.00	0.00
										TRASH	0.00	15.00
9403	C2P	N/A	1895	Occupied	Gaines, Chanda	05/27/2016	05/27/2016	05/26/2017	2,030.00	LCINSURANCE	0.00	10.00	2,157.00	0.00	0.00
										PESTFEE	0.00	3.00
										RENT	2,129.00	0.00
										TRASH	0.00	15.00
9404	C2P	N/A	1895	Occupied	Urion, Melinda	07/22/2016	07/22/2016	09/01/2017	2,070.00	PESTFEE	0.00	3.00	1,961.00	0.00	(38.44)
										RENT	1,943.00	0.00
										TRASH	0.00	15.00
9405	C2P	N/A	1895	Occupied	Andrews, Lattoia	06/22/2014	09/27/2016	09/22/2017	2,030.00	LCINSURANCE	0.00	10.00	2,053.00	350.00	(13.87)
										PESTFEE	0.00	3.00
										RENT	2,025.00	0.00
										TRASH	0.00	15.00
9406	D1P	N/A	2322	Occupied-NTV	Egonio, Vivian	04/22/2016 04/21/2017	04/22/2016	04/21/2017	2,309.00	PESTFEE	0.00	3.00	2,127.00	0.00	33.13
										RENT	2,109.00	0.00
										TRASH	0.00	15.00
9407	D1P	N/A	2322	Occupied	Davila, Fernando	12/16/2016	12/16/2016	11/13/2017	2,509.00	PESTFEE	0.00	3.00	2,249.00	0.00	0.00
										PETRENT	0.00	20.00
										RENT	2,211.00	0.00
										TRASH	0.00	15.00
Totals:									519,061.00			468,349.00	10,438.60	478,787.60	66,489.50

— Historically generated Rent Roll Detail data may differ due to the following product functions (including but not limited to) —

·	Back-dated move-ins/outs or apply dates
·	Applicants transferred to another unit will appear in the new unit, not the old
·	Cancelling notices to vacate or transfer
·	Undoing move-ins/outs or transfers

Amt / SQFT: Market = 480,361 SQFT; Leased = 458,704 SQFT;

Floorplan	# Units	Average SQFT	Average Market + Addl.	Market Amt / SQFT	Average Leased	Leased Amt / SQFT	Units Occupied	Occupancy %	Units Available

A1	25	752	887.00	1.18	826.80	1.10	25	100.00	2
B	15	978	1,102.00	1.13	1,063.87	1.09	15	100.00	1
B1	80	1,250	1,364.63	1.09	1,311.17	1.05	76	95.00	9
D1P	36	2,322	2,413.72	1.04	2,304.85	0.99	33	91.67	6
C1	20	1,784	1,801.50	1.01	1,647.55	0.92	20	100.00	0
C3	13	2,494	2,378.38	0.95	2,250.00	0.90	13	100.00	1
C3P	7	2,494	2,105.14	0.84	2,066.86	0.83	7	100.00	0
B3	9	1,783	1,971.00	1.11	1,968.56	1.10	9	100.00	0
F1	2	3,274	3,705.00	1.13	3,189.00	0.97	2	100.00	0
A2	80	883	1,042.75	1.18	980.61	1.11	77	96.25	6
B2	12	1,357	1,811.92	1.34	1,596.73	1.18	11	91.67	2
C2P	36	1,895	2,008.19	1.06	1,884.15	0.99	33	91.67	3
Totals / Averages:	335	1,434	1,549.44	1.08	1,459.03	1.02	321	95.82	30

Occupancy and Rents Summary for Current Date

Unit Status	Market + Addl.	# Units	Potential Rent

Occupied, no NTV	458,680.00	297	431,397.00
Occupied, NTV	27,770.00	18	27,496.00
Occupied NTV Leased	9,710.00	6	9,456.00
Vacant Leased	3,243.00	2	3,243.00
Admin/Down	-	0	-
Vacant Not Leased	19,658.00	12	19,658.00
Totals:	519,061.00	335	491,250.00

Summary Billing by Transaction Code for Current Date

Code	Amount

INSURANCE	10.00
UTILITY	360.00
PETFEE	55.00
TRASH	4,745.00
GARAGE	1,310.00

Summary Billing by Transaction Code for Current Date

Code	Amount

WASH/DRY	385.00
RISKFEE	250.00
PETRENT	1,580.00
RENT	468,349.00
EMPLCRED	(600.40)
LCINSURANCE	1,140.00
STORAGE	50.00
MTOM	200.00
PESTFEE	954.00
Total:	478,787.60

OneSite Rents v3.0	Orion Residential - Orion At The Cascades	Page 1 of 77
03/15/2017 9:05:34AM	RENT ROLL DETAIL	mgt-521-003
As of 03/14/2017

Parameters: Properties - ALL;Show All Unit Designations or Filter by - ALL;Subjournals - ALL;Exclude Formers? - Yes;Sort by - Unit;Report Type - Details + Summary;Show Unit Rent as - Market + Addl.;

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

1-101	B1 - I	N/A	1098	Occupied	Leonard, Erin	07/20/2014	07/15/2016	07/14/2017	1,097.00	PEST	0.00		1.00		1,195.00		340.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		0.00
										RENT	1,178.00		0.00
1-102	B2R - I	N/A	1200	Occupied	McIntyer, Meagan	09/29/2016	09/29/2016	09/24/2017	1,117.00	PEST	0.00		1.00		1,070.00		100.00	0.00

										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,013.00		0.00
1-103	A2R - I	N/A	785	Occupied	Clark, Constance	03/16/2015	03/16/2016	03/15/2017	946.00	PEST	0.00		1.00		948.00		911.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	931.00		0.00

		N/A		Pending renewal	Clark, Constance	03/16/2015	03/16/2017	03/15/2018		PEST	0.00	*	1.00	*	967.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	940.00		0.00
1-104	A2 - I	N/A	785	Occupied	Aikens, Michael	02/14/2017	02/14/2017	01/10/2018	961.00	PEST	0.00		1.00		877.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	845.00		0.00
1-105	B3 - I	N/A	1246	Occupied	Robert, Linda	09/22/2015	09/22/2016	09/21/2017	1,194.00	PEST	0.00		1.00		1,109.00		40.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,082.00		0.00
1-106	B4 - I	N/A	1364	Occupied	Stewart, Nancy	03/12/2009	06/16/2016	06/15/2017	1,328.00	PEST	0.00		1.00		1,346.00		0.00	75.00
										REIMB-TRASH	0.00		16.00
										RENT	1,329.00		0.00
1-107	D1R - I	N/A	1954	Occupied	McCullough,	01/20/2017	01/20/2017	01/15/2018	1,872.00	PEST	0.00		1.00		1,613.00		500.00	0.00
					Joseph
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,581.00		0.00
1-201	D1 - I	N/A	1954	Vacant	VACANT				1,820.00		0.00	*	32.00	*

1-202	B4R - I	N/A	1364	Occupied	Everett, Joseph	09/25/2015	09/27/2016	09/26/2017	1,384.00	PEST	0.00		1.00		1,374.00		340.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,332.00	0.00
1-203	B3 - I	N/A	1246	Occupied	Black, Benjamin	11/29/2016	11/29/2016	11/24/2017	1,239.00	PEST	0.00	1.00	1,235.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,203.00	0.00
1-204	A2 - I	N/A	785	Occupied	Mares, Alexandra	12/09/2016	12/09/2016	12/04/2017	961.00	PEST	0.00	1.00	873.00	250.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	816.00	0.00
1-205	A2 - I	N/A	785	Occupied	Shin, Patrick	04/30/2016	04/30/2016	04/25/2017	886.00	PEST	0.00	1.00	838.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	821.00	0.00
1-206	B2R - I	N/A	1200	Occupied	Sites, Carianne	07/03/2015	06/28/2016	06/23/2017	1,117.00	PEST	0.00	1.00	1,156.00	0.00	13.00
										REIMB-TRASH	0.00	16.00
										RENT	1,139.00	0.00
1-207	B1 - I	N/A	1098	Occupied	Noto, Michelle	02/20/2016	02/15/2017	02/14/2018	1,097.00	PEST	0.00	1.00	1,325.00	40.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,298.00	0.00
1-301	C1R - I	N/A	1586	Occupied	Baunchand, Karen	02/25/2016	02/20/2017	08/18/2017	1,518.00	PEST	0.00	1.00	1,503.00	0.00	(19.80)
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,451.00	0.00
1-302	C2R - I	N/A	1597	Occupied	Richardson, Latisha	07/06/2016	07/06/2016	07/05/2017	1,612.00	PEST	0.00	1.00	1,521.00	450.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,504.00	0.00
1-303	A3 - I	N/A	896	Occupied	Poeschl, Cade	07/13/2016	07/13/2016	07/08/2017	1,013.00	PEST	0.00	1.00	625.00	50.00	0.00
										PETRNT	0.00	25.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-TRASH	0.00	16.00
										RENT	883.00	0.00
										RESREFERRAL	0.00	(300.00)
1-304	A3 - I	N/A	896	Occupied	Soger, Dave	10/12/2009	11/04/2016	10/31/2017	978.00	PEST	0.00	1.00	1,090.00	0.00	(2.00)
										REIMB-TRASH	0.00	10.00
										REIMB-VALETTRASH	0.00	16.00
										RENT	1,063.00	0.00
1-305	B3R - I	N/A	1246	Occupied	Stroud, Kathy	04/09/2016	04/09/2016	04/04/2017	1,271.00	PEST	0.00	1.00	1,224.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,207.00	0.00
1-306	B4R - I	N/A	1364	Occupied	Casey, John	05/23/2015	05/18/2016	05/17/2017	1,384.00	PEST	0.00	1.00	1,339.00	939.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,297.00	0.00
1-307	D1 - I	N/A	1954	Occupied	Shinalt, Philip	06/19/2015	05/09/2016	05/08/2017	1,750.00	PEST	0.00	1.00	1,691.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,674.00	0.00
1-401	D1R - I	N/A	1954	Occupied	Smith, Robert	11/18/2016	11/18/2016	11/13/2017	1,872.00	PEST	0.00	1.00	1,505.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,473.00	0.00
1-402	B4 - I	N/A	1364	Occupied-NTV	Brisco, Tim	11/22/2013 08/19/2017	08/20/2016	08/19/2017	1,328.00	PEST	0.00	1.00	1,408.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,391.00	0.00
1-403	B3R - I	N/A	1246	Occupied	Bockowski, Todd	06/11/2016	06/11/2016	06/06/2017	1,311.00	PEST	0.00	1.00	1,160.00	50.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,118.00	0.00
1-404	A3 - I	N/A	896	Occupied	Schlentz, Patrick	09/01/2016	12/31/2016	06/30/2017	1,013.00	PEST	0.00	1.00	1,407.00	250.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,355.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

1-405	A3 - I	N/A	896	Occupied	Richards, Taft	07/18/2015	07/13/2016	07/08/2017	978.00	PEST	0.00	1.00	1,042.00	290.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,025.00	0.00
1-406	C2 - I	N/A	1597	Occupied	Overby, Jeff	01/31/2017	01/31/2017	08/15/2017	1,522.00	PEST	0.00	1.00	1,467.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,435.00	0.00
1-407	C1 - I	N/A	1586	Occupied	Walton, Kimberly	11/10/2016	11/10/2016	11/05/2017	1,460.00	PEST	0.00	1.00	1,314.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,282.00	0.00
1-501	C1 - I	N/A	1586	Occupied	Park, Tae	12/24/2016	12/24/2016	11/19/2017	1,460.00	PEST	0.00	1.00	1,257.00	400.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,225.00	0.00
1-502	C2 - I	N/A	1597	Occupied	Mcwilliams, Kristy	02/17/2017	02/17/2017	02/12/2018	1,482.00	PEST	0.00	1.00	1,269.00	400.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,212.00	0.00
1-503	A3R - I	N/A	896	Occupied	Constantine,	12/12/2016	12/12/2016	12/07/2017	1,138.00	PEST	0.00	1.00	924.00	1,142.00	0.00
					Sophia
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	892.00	0.00
1-504	A3 - I	N/A	896	Occupied	Alexander, Ray	01/16/2015	01/12/2017	01/11/2018	978.00	PEST	0.00	1.00	976.00	290.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	949.00	0.00
1-505	B3 - I	N/A	1246	Occupied	Vaillancourt, Beecher	07/09/2012	08/01/2016	04/30/2017	1,194.00	PEST	0.00	1.00	1,494.00	300.00	(105.00)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,467.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

1-506	B4 - I	N/A	1364	Occupied	Hoffman, Nathan	09/30/2016	09/30/2016	09/25/2017	1,373.00	PEST	0.00		1.00		1,370.00	50.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,313.00		0.00
1-507	D1 - I	N/A	1954	Occupied-NTV	Sepulvado, Joseph	04/20/2009 03/31/2017	04/01/2016	03/31/2017	1,820.00	PEST	0.00		1.00		1,971.00	250.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,954.00		0.00
1-601	D1 - I	N/A	1954	Vacant	VACANT				1,860.00		0.00	*	32.00	*
1-602	B4R - I	N/A	1364	Occupied	Sterken, Robert	03/03/2017	03/03/2017	02/26/2018	1,384.00	PEST	0.00		1.00		1,346.00	1,614.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,314.00		0.00
1-603	B3 - I	N/A	1246	Occupied	Walker, LaToya	09/01/2016	09/01/2016	08/27/2017	1,239.00	PEST	0.00		1.00		1,129.00	0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,072.00		0.00
1-604	A3 - I	N/A	896	Occupied	Lockman, Luke	02/07/2015	02/03/2017	02/03/2018	978.00	PEST	0.00		1.00		921.00	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	894.00		0.00
1-605	A3R - I	N/A	896	Occupied	Lang, Lisa	08/26/2015	08/21/2016	08/20/2017	1,098.00	PEST	0.00		1.00		1,163.00	40.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,146.00		0.00
1-606	C2 - I	N/A	1597	Occupied-NTV	Wright, William	08/12/2016 03/16/2017	08/12/2016	08/11/2017	1,482.00	PEST	0.00		1.00		1,548.00	50.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,491.00		0.00
1-607	C1 - I	N/A	1586	Occupied	Rongel, Gavino	01/18/2017	01/18/2017	12/14/2017	1,460.00	PEST	0.00		1.00		1,238.00	400.00	0.00
										REIMB-TRASH	0.00		16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-VALETTRASH	0.00	15.00
										RENT	1,206.00	0.00
1-701	C1R - I	N/A	1586	Occupied	Lewis, Robert	08/26/2016	08/26/2016	08/21/2017	1,558.00	PEST	0.00	1.00	1,410.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,378.00	0.00
1-702	C2 - I	N/A	1597	Occupied	Westfall, David	01/28/2017	01/28/2017	01/23/2018	1,482.00	PEST	0.00	1.00	1,211.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,179.00	0.00
1-703	A3R - I	N/A	896	Occupied	Pridgin, Kelly	02/06/2017	02/06/2017	01/02/2018	1,098.00	PEST	0.00	1.00	879.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	847.00	0.00
1-704	A3 - I	N/A	896	Occupied	Carson, John	07/13/2013	08/05/2016	08/04/2017	978.00	PEST	0.00	1.00	1,092.00	330.00	0.00
										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										RENT	1,060.00	0.00
1-705	B3 - I	N/A	1246	Occupied	Hayes, Derek	02/01/2017	02/01/2017	12/31/2017	1,239.00	PEST	0.00	1.00	1,118.00	0.00	(10.00)
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,061.00	0.00
1-706	B4 - I	N/A	1364	Occupied	Bell, Micah	07/19/2013	07/13/2016	07/12/2017	1,328.00	PEST	0.00	1.00	1,470.00	300.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,428.00	0.00
1-707	D1 - I	N/A	1954	Occupied	Barney, Michael	09/26/2015	09/21/2016	09/20/2017	1,750.00	PEST	0.00	1.00	1,638.00	843.00	178.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,611.00	0.00
1-801	A1 - I	N/A	675	Occupied	Sloan, Cassandra	08/19/2016	08/19/2016	08/14/2017	945.00	PEST	0.00	1.00	974.00	0.00	0.00
										REIMB-TRASH	0.00	16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep	Balance
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand

										REIMB-VALETTRASH	0.00		15.00
										RENT	942.00		0.00
1-802	A1 - I	N/A	675	Occupied-NTVL	Quinn, Brendon	12/12/2016 03/21/2017	12/12/2016	03/11/2017	955.00	PEST	0.00		1.00		1,203.00		0.00	(238.40)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,171.00		0.00
		N/A		Applicant	McMullen, Susan	04/05/2017	04/05/2017	03/31/2018		PEST	0.00	*	1.00	*	917.00	*	250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	885.00		0.00
1-803	AR - I	N/A	600	Occupied	Lott, Leigha	01/23/2017	01/23/2017	01/18/2018	829.00	PEST	0.00		1.00		816.00		250.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	734.00		0.00
1-804	AR - I	N/A	600	Occupied	Macdonald, Halli	09/01/2016	09/01/2016	08/27/2017	864.00	PEST	0.00		1.00		904.00		50.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	872.00		0.00
1-805	A1 - I	N/A	675	Occupied	Petty, Shquinta	11/17/2013	11/18/2016	11/17/2017	920.00	PEST	0.00		1.00		979.00		250.00	(19.95)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	952.00		0.00
1-806	A1R - I	N/A	675	Occupied	Dilley, Aaron	11/06/2016	11/06/2016	11/05/2017	1,014.00	PEST	0.00		1.00		949.00		50.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	917.00		0.00
1-807	A1 - I	N/A	675	Occupied-NTVL	Wilcox, John	12/20/2013 03/27/2017	06/03/2016	01/28/2017	945.00	PEST	0.00		1.00		1,381.00		290.00	0.96
										REIMB-TRASH	0.00		16.00
										RENT	1,364.00		0.00
		N/A		Applicant	Peace, Matthew	04/11/2017	04/11/2017	04/06/2018		PEST	0.00	*	1.00	*	931.00	*	250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQF	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	899.00		0.00
1-808	A1 - I	N/A	675	Occupied	Clawson, Chris	10/02/2015	09/27/2016	09/26/2017	920.00	PEST	0.00		1.00		941.00		500.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	924.00		0.00
1-809	A - I	N/A	600	Occupied	Richards, Katie	03/28/2016	03/28/2016	03/23/2017	827.00	PEST	0.00		1.00		763.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	746.00		0.00
		N/A		Pending renewal	Richards, Katie	03/28/2016	03/24/2017	03/23/2018		PEST	0.00	*	1.00	*	780.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	753.00		0.00
1-810	A - I	N/A	600	Occupied-NTV	Bomer, Bryan	08/05/2015	07/31/2016	04/27/2017	792.00	PEST	0.00		1.00		857.00		0.00	0.00
						05/05/2017
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	830.00		0.00
1-811	A1 - I	N/A	675	Occupied	Bannecker, Robert	10/20/2016	10/20/2016	06/17/2017	955.00	GARAGE	0.00		75.00		995.00		0.00	0.00
										PEST	0.00		1.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	888.00		0.00
1-812	A1 - I	N/A	675	Occupied	Caldwell, Ronald	09/01/2016	09/01/2016	08/27/2017	945.00	PEST	0.00		1.00		948.00		724.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	916.00		0.00
1-901	D1 - I	N/A	1954	Occupied	Sharp, Cynthia	12/23/2016	12/23/2016	12/14/2017	1,820.00	PEST	0.00		1.00		1,496.00		600.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,414.00		0.00
1-902	B4 - I	N/A	1364	Occupied	Yandell, Rocky	12/09/2016	12/09/2016	12/04/2017	1,413.00	PEST	0.00		1.00		1,202.00		300.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,170.00		0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

1-903	B3 - I	N/A	1246	Occupied	Rodriguez, Martin	10/11/2015	10/11/2016	10/10/2017	1,249.00	PEST	0.00		1.00		1,034.00		497.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,007.00		0.00
1-904	A2 - I	N/A	785	Occupied	Posevina, Michael	09/12/2014	09/12/2016	09/11/2017	886.00	PEST	0.00		1.00		1,040.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,013.00		0.00
1-905	A2 - I	N/A	785	Occupied	Bohland, Jill	10/04/2014	10/25/2016	10/24/2017	886.00	PEST	0.00		1.00		897.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	870.00		0.00
1-906	B2R - I	N/A	1200	Vacant-Leased	VACANT				1,142.00		0.00	*	32.00	*
		N/A		Applicant	Dreyer, Lindsay	03/14/2017	03/14/2017	03/09/2018		PEST	0.00	*	1.00	*	1,268.00	*	300.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,236.00		0.00
1-907	B1 - I	N/A	1098	Occupied	Cogan, James	01/09/2015	01/30/2017	01/29/2018	1,097.00	PEST	0.00		1.00		1,050.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,023.00		0.00
1-1001	D1 - I	N/A	1954	Occupied	Jennings, Kristopher	01/27/2017	01/27/2017	01/22/2018	1,820.00	PEST	0.00		1.00		1,386.00		0.00	58.58
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,354.00		0.00
1-1002	B4 - I	N/A	1364	Occupied	Smith, Christopher	09/21/2016	09/21/2016	09/16/2017	1,373.00	PEST	0.00		1.00		1,223.00		911.00	(1.00)
										REIMB-TRASH	0.00		16.00
										RENT	1,206.00		0.00
1-1003	B3 - I	N/A	1246	Occupied	Lafaille, Eugene	09/28/2016	09/28/2016	09/23/2017	1,239.00	PEST	0.00		1.00		1,265.00		50.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										RENT	1,208.00	0.00
1-1004	A2 - I	N/A	785	Occupied	Thevenot,	11/22/2016	11/22/2016	11/17/2017	921.00	PEST	0.00	1.00	821.00	0.00	0.00
					Lawrence
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	789.00	0.00
1-1005	A2 - I	N/A	785	Occupied	Johns, Adrienne	01/13/2016	01/08/2017	01/07/2018	886.00	PEST	0.00	1.00	910.00	40.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	883.00	0.00
1-1006	B2 - I	N/A	1200	Occupied	Mubashir, Khadija	03/13/2017	03/13/2017	03/08/2018	1,224.00	PEST	0.00	1.00	1,106.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,074.00	0.00
1-1007	B1 - I	N/A	1098	Occupied	Foster, CharLissa	08/17/2016	08/17/2016	08/12/2017	1,142.00	PEST	0.00	1.00	931.00	0.00	0.00

										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	899.00	0.00
1-1101	A1 - I	N/A	675	Occupied	Hines, Dustin	07/03/2016	07/03/2016	06/28/2017	945.00	PEST	0.00	1.00	898.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	881.00	0.00
1-1102	A1 - I	N/A	675	Occupied	Hooten, Jeremy	01/10/2017	01/10/2017	11/06/2017	955.00	PEST	0.00	1.00	896.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	864.00	0.00
1-1103	A - I	N/A	600	Occupied	Tong, Yunwei	09/02/2015	08/27/2016	08/23/2017	827.00	PEST	0.00	1.00	847.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	830.00	0.00
1-1104	AR - I	N/A	600	Occupied	Thompson, Lauren	01/16/2017	01/16/2017	06/01/2017	829.00	PEST	0.00	1.00	842.00	671.00	0.00

										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	810.00	0.00
1-1105	A1 - I	N/A	675	Occupied	Streckert, Casey	05/27/2016	05/27/2016	05/22/2017	945.00	PEST	0.00	1.00	839.00	250.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00
										RENT	772.00	0.00
1-1106	A1R - I	N/A	675	Occupied	Winkler, Novis	11/23/2016	11/23/2016	05/22/2017	1,009.00	PEST	0.00	1.00	998.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	966.00	0.00
1-1107	A1 - I	N/A	675	Occupied	Simmons, Michael	07/16/2016	07/16/2016	07/11/2017	985.00	PEST	0.00	1.00	1,021.00	50.00	0.00

										PETRNT	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	989.00	0.00
1-1108	A1 - I	N/A	675	Occupied	Willenburg, Matthew	05/04/2016	05/04/2016	04/29/2017	955.00	PEST	0.00	1.00	865.00	848.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	848.00	0.00
1-1109	A - I	N/A	600	Occupied	Pazos, Joshua	02/03/2017	02/03/2017	11/30/2017	827.00	PEST	0.00	1.00	771.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	739.00	0.00
1-1110	AR - I	N/A	600	Occupied	Kataya, Dani	11/25/2016	11/25/2016	09/21/2017	829.00	PEST	0.00	1.00	776.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	744.00	0.00
1-1111	A1 - I	N/A	675	Occupied	Delgado, Julian	10/03/2014	07/04/2016	07/03/2017	920.00	PEST	0.00	1.00	838.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	821.00	0.00
1-1112	A1 - I	N/A	675	Occupied	Woudwyk, Davis	11/15/2014	12/13/2016	12/11/2017	910.00	PEST	0.00	1.00	792.00	774.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	765.00	0.00
1-1201	D1R - I	N/A	1954	Occupied-NTV	Omballi, Mohamed	11/25/2016 05/01/2017	11/25/2016	11/20/2017	1,982.00	PEST	0.00	1.00	1,612.00	0.00	0.00
										REIMB-TRASH	0.00	16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-VALETTRASH	0.00		15.00
										RENT	1,580.00		0.00
1-1202	B4 - I	N/A	1364	Occupied	Torvi, Anna	07/01/2016	07/01/2016	04/27/2017	1,373.00	PEST	0.00		1.00		1,298.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,256.00		0.00
1-1203	B3R - I	N/A	1246	Occupied	Hefner, Janet	10/07/2016	10/07/2016	10/02/2017	1,271.00	PEST	0.00		1.00		1,293.00		50.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,261.00		0.00
1-1204	A3 - I	N/A	896	Occupied	Ezell, Anna	06/03/2016	06/03/2016	05/29/2017	1,013.00	PEST	0.00		1.00		922.00		761.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	880.00		0.00
1-1205	A3 - I	N/A	896	Occupied	Craft, Richard	12/28/2016	12/28/2016	12/23/2017	1,013.00	PEST	0.00		1.00		783.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	751.00		0.00
1-1206	C2 - I	N/A	1597	Occupied-NTVL	Streich, Annie	07/22/2016	07/22/2016	03/19/2017	1,482.00	PEST	0.00		1.00		1,330.00		0.00	0.00
						03/19/2017
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,298.00		0.00

		N/A		Applicant	Lestage, Morgan	04/03/2017	04/03/2017	03/29/2018		PEST	0.00	*	1.00	*	1,263.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,231.00		0.00
1-1207	C1R - I	N/A	1586	Occupied	Snoddy, Thomas	02/11/2015	02/07/2017	02/06/2018	1,518.00	PEST	0.00		1.00		1,720.00		340.00	(82.00)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,693.00		0.00
1-1301	B1 - I	N/A	1098	Occupied	Nicholson, Lyle	10/30/2016	10/30/2016	10/25/2017	1,142.00	PEST	0.00		1.00		728.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand		Balance

										RENT	996.00		0.00
										RESREFERRAL	0.00		(300.00)
1-1302	B2R - I	N/A	1200	Occupied	Powell, Eric	11/23/2016	11/23/2016	07/21/2017	1,162.00	PEST	0.00		1.00		1,205.00	0.00		0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,173.00		0.00
1-1303	A2 - I	N/A	785	Occupied	Gossett, James	11/23/2016	11/23/2016	11/18/2017	921.00	PEST	0.00		1.00		821.00	250.00		0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	789.00		0.00
1-1304	A2R - I	N/A	785	Occupied	Smith, Jordan	11/10/2016	11/10/2016	09/06/2017	946.00	PEST	0.00		1.00		893.00	250.00		0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	836.00		0.00
1-1305	B3 - I	N/A	1246	Occupied	Rangel, Misael	09/13/2014	09/06/2016	08/05/2017	1,194.00	PEST	0.00		1.00		1,234.00	80.00		0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,207.00		0.00
1-1306	B4R - I	N/A	1364	Occupied-NTV	Martinez, Maria	04/27/2016 04/22/2017	04/27/2016	04/22/2017	1,384.00	PEST	0.00		1.00		1,513.00	300.00		0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,496.00		0.00

1-1307	D1 - I	N/A	1954	Vacant	VACANT				1,820.00		0.00	*	32.00	*
1-1401	A1 - I	N/A	675	Occupied-NTVL	King, James	03/19/2016 03/14/2017	03/19/2016	03/14/2017	950.00	PEST	0.00		1.00		895.00	0.00		0.00
										REIMB-TRASH	0.00		16.00
										RENT	878.00		0.00

		N/A		Applicant	Smith, Randall	03/24/2017	03/24/2017	09/20/2017		PEST	0.00	*	1.00	*	958.00	250.00	*	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	926.00		0.00
1-1402	A1R - I	N/A	675	Occupied	Blalock, Ronda	03/24/2014	03/27/2016	03/26/2017	984.00	PEST	0.00		1.00		983.00	330.00		77.52
										REIMB-TRASH	0.00		16.00
										RENT	966.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

1-1403	AR - I	N/A	600	Occupied-NTV	LAW OFFICE OF	02/15/2016	02/15/2016	02/14/2017	869.00	PEST	0.00	1.00	1,158.00	0.00	0.00
					GARCIA	03/14/2017
					DUBOVE P, *
										REIMB-TRASH	0.00	16.00
										RENT	1,141.00	0.00
1-1404	AR - I	N/A	600	Occupied	Matthews, Allison	07/06/2016	07/06/2016	07/01/2017	829.00	PEST	0.00	1.00	779.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	762.00	0.00
1-1405	A1 - I	N/A	675	Occupied	Townsin, Andrew	12/11/2015	12/06/2016	12/05/2017	920.00	PEST	0.00	1.00	876.00	50.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	849.00	0.00
1-1406	A1 - I	N/A	675	Occupied	Fourkiller, Jaycee	08/31/2016	08/31/2016	08/26/2017	945.00	PEST	0.00	1.00	851.00	250.00	(1,702.00)

										REIMB-TRASH	0.00	16.00
										RENT	834.00	0.00
1-1407	A1 - I	N/A	675	Occupied	Miller, Rachel	08/16/2014	08/07/2016	08/02/2017	910.00	PEST	0.00	1.00	848.00	0.00	(22.55)
										REIMB-TRASH	0.00	16.00
										RENT	831.00	0.00
1-1408	A1 - I	N/A	675	Occupied	Graham, Crystal	02/12/2016	02/07/2017	02/06/2018	920.00	PEST	0.00	1.00	909.00	1,374.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	882.00	0.00
1-1409	AR - I	N/A	600	Occupied	Pierce, Daniel	05/08/2015	05/08/2016	05/07/2017	829.00	PEST	0.00	1.00	711.00	250.00	(3.00)
										REIMB-TRASH	0.00	16.00
										RENT	694.00	0.00
1-1410	AR - I	N/A	600	Occupied	Eakin, Mackenzie	02/25/2017	02/25/2017	02/20/2018	864.00	PEST	0.00	1.00	847.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	815.00	0.00
1-1411	A1 - I	N/A	675	Occupied	Howerton, Russell	10/31/2015	10/31/2016	10/30/2017	955.00	PEST	0.00	1.00	971.00	290.00	0.00

										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	944.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

1-1412	A1 - I	N/A	675	Occupied	Lewis, Timothy	11/04/2016	11/04/2016	08/03/2017	945.00	PEST	0.00		1.00		904.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	872.00		0.00
1-1501	A1R - I	N/A	675	Occupied	Little, Julia	07/20/2016	07/20/2016	07/15/2017	974.00	PEST	0.00		1.00		876.00		300.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	859.00		0.00
1-1502	A1 - I	N/A	675	Occupied	Barsness, Alycia	11/22/2014	07/21/2016	07/20/2017	920.00	PEST	0.00		1.00		839.00		40.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	822.00		0.00
1-1503	AR - I	N/A	600	Occupied	Wood, Matthew	01/10/2017	01/10/2017	01/05/2018	864.00	PEST	0.00		1.00		800.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	768.00		0.00
1-1504	AR - I	N/A	600	Occupied-NTV	Murry, Kara	08/06/2016	08/06/2016	05/05/2017	829.00	PEST	0.00		1.00		904.00		250.00	0.00
						05/05/2017
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	847.00		0.00
1-1505	A1 - I	N/A	675	Occupied	Chism, Rodney	03/24/2016	03/24/2016	03/19/2017	920.00	PEST	0.00		1.00		866.00		1,116.00	(12.00)
										REIMB-TRASH	0.00		16.00
										RENT	849.00		0.00

		N/A		Pending renewal	Chism, Rodney	03/24/2016	03/20/2017	03/19/2018		PEST	0.00	*	1.00	*	884.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	857.00		0.00
1-1506	A1 - I	N/A	675	Occupied	Jeffley, Monta	08/02/2014	08/05/2016	08/04/2017	910.00	PEST	0.00		1.00		846.00		0.00	1.50
										REIMB-TRASH	0.00		16.00
										RENT	829.00		0.00
1-1507	A1R - I	N/A	675	Occupied-NTVL	Stanton, Aubrey	04/13/2016 04/22/2017	04/13/2016	04/12/2017	974.00	PEST	0.00		1.00		938.00		1,171.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	921.00		0.00
		N/A		Applicant	Fish, Amy	05/06/2017	05/06/2017	05/01/2018		PEST	0.00	*	1.00	*	959.00	*	250.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	902.00	0.00
1-1508	A1R - I	N/A	675	Occupied	Wickham, Teresa	09/12/2016	09/12/2016	09/07/2017	984.00	PEST	0.00	1.00	1,020.00	744.00	1,245.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	988.00	0.00
1-1509	A - I	N/A	600	Occupied	Marion, Matthew	08/17/2016	08/17/2016	08/12/2017	827.00	PEST	0.00	1.00	729.00	50.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	712.00	0.00
1-1510	A - I	N/A	600	Occupied	Rogers, William	07/13/2016	07/13/2016	07/08/2017	792.00	PEST	0.00	1.00	729.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	712.00	0.00
1-1511	A1 - I	N/A	675	Occupied	Henson, Ryan	01/09/2016	01/04/2017	01/09/2018	920.00	PEST	0.00	1.00	892.00	290.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	865.00	0.00
1-1512	A1 - I	N/A	675	Occupied	Penn, Brandon	11/11/2015	11/05/2016	11/11/2017	910.00	PEST	0.00	1.00	983.00	290.00	0.00
										PETRNT	0.00	40.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	916.00	0.00
1-1601	D1 - I	N/A	1954	Occupied	Crowder, Veronica	02/03/2017	02/03/2017	01/28/2018	1,820.00	PEST	0.00	1.00	1,523.00	500.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,491.00	0.00
1-1602	B4 - I	N/A	1364	Occupied	Kelly, Kyle	01/11/2017	01/11/2017	01/06/2018	1,373.00	PEST	0.00	1.00	1,140.00	0.00	(1,140.00)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,108.00	0.00
1-1603	B3R - I	N/A	1246	Occupied	Grier, Marcelitte	02/04/2014	07/01/2016	06/30/2017	1,271.00	PEST	0.00	1.00	1,391.00	300.00	(0.75)
										REIMB-TRASH	0.00	16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	1,374.00		0.00
1-1604	A2 - I	N/A	785	Occupied	Rethwisch, Kayla	04/06/2016	04/06/2016	04/01/2017	886.00	PEST	0.00		1.00		905.00		40.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	863.00		0.00

		N/A		Pending renewal	Rethwisch, Kayla	04/06/2016	04/02/2017	04/01/2018		PEST	0.00	*	1.00	*	923.00	*	0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	871.00		0.00
1-1605	A2 - I	N/A	785	Vacant-Leased	VACANT				921.00		0.00	*	32.00	*
		N/A		Applicant	Fretz, Corissa	03/21/2017	03/21/2017	03/16/2018		PEST	0.00	*	1.00	*	887.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	855.00		0.00
1-1606	B2 - I	N/A	1200	Occupied	Sarran, Christian	08/05/2016	08/05/2016	07/31/2017	1,269.00	PEST	0.00		1.00		972.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	915.00		0.00
1-1607	B1 - I	N/A	1098	Occupied	Kholodnyy, Ivan	07/01/2015	06/19/2016	06/14/2017	1,097.00	PEST	0.00		1.00		1,040.00		1,298.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,023.00		0.00
1-1701	C1P2 - I	N/A	1586	Occupied	Carmack, Lou Ella	03/21/2014	06/21/2016	07/20/2017	1,880.00	PEST	0.00		1.00		1,835.00		0.00	0.00

										REIMB-TRASH	0.00		16.00
										RENT	1,818.00		0.00
1-1702	C2P - I	N/A	1597	Occupied	Snelson, Rusty	04/01/2015	01/27/2017	01/27/2018	1,675.00	PEST	0.00		1.00		1,717.00		40.00	0.00
										PETRNT	0.00		15.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,675.00		0.00
1-1703	A3 - I	N/A	896	Occupied	Barnes, Braylon	02/09/2017	02/09/2017	01/05/2018	1,013.00	PEST	0.00		1.00		838.00		50.00	(1.00)
										PETRNT	0.00		25.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	781.00		0.00
1-1704	A3 - I	N/A	896	Occupied	Hernandez,	08/16/2016	08/16/2016	08/11/2017	1,013.00	PEST	0.00		1.00		947.00		0.00	0.00
					Jessica
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	905.00		0.00
1-1705	B3 - I	N/A	1246	Occupied	Fratus, Dick	09/05/2014	07/02/2016	07/01/2017	1,194.00	PEST	0.00		1.00		1,160.00		340.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,143.00		0.00
1-1706	B4 - I	N/A	1364	Occupied	Brown, Ryan	09/14/2016	09/14/2016	09/09/2017	1,413.00	PEST	0.00		1.00		1,252.00		50.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,220.00		0.00
1-1707	D1 - I	N/A	1954	Occupied-NTVL	Alayo, Basiratu	05/10/2016	05/10/2016	05/05/2017	1,750.00	PEST	0.00		1.00		1,666.00		40.00	(1,031.00)
						05/05/2017
										REIMB-TRASH	0.00		16.00
										RENT	1,649.00		0.00

		N/A		Applicant	Cronin, Christiana	05/20/2017	05/20/2017	05/15/2018		PEST	0.00	*	1.00	*	1,387.00	*	0.00	(50.00)

										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,330.00		0.00
1-1801	B1 - I	N/A	1098	Occupied	Galbraith, Grant	06/09/2016	06/09/2016	06/08/2017	1,207.00	PEST	0.00		1.00		1,056.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,039.00		0.00
1-1802	B2P - I	N/A	1200	Occupied	Mwangi, Benson	08/19/2015	08/07/2016	08/06/2017	1,188.00	PEST	0.00		1.00		1,363.00		40.00	79.13
										REIMB-TRASH	0.00		16.00
										RENT	1,346.00		0.00
1-1803	A2P - I	N/A	785	Occupied	Paige, Michael	11/01/2016	11/01/2016	10/27/2017	1,025.00	PEST	0.00		1.00		799.00		634.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	767.00		0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

1-1804	A2R - I	N/A	785	Occupied	Koenig, Marcus	09/19/2016	09/19/2016	09/14/2017	946.00	PEST	0.00		1.00		945.00		50.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	913.00		0.00
1-1805	B3R - I	N/A	1246	Occupied-NTVL	Dawson, Neal	06/06/2015	06/06/2016	01/05/2017	1,271.00	PEST	0.00		1.00		1,692.00		300.00	0.00
						04/13/2017
										REIMB-TRASH	0.00		16.00
										RENT	1,675.00		0.00

		N/A		Applicant	Klopper, Simeon	04/28/2017	04/28/2017	04/23/2018		PEST	0.00	*	1.00	*	1,302.00	*	300.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,270.00		0.00
1-1806	B4R - I	N/A	1364	Vacant-Leased	VACANT				1,384.00		0.00	*	32.00	*
		N/A		Applicant	Kirkland, Chris	03/16/2017	03/16/2017	03/11/2018		PEST	0.00	*	1.00	*	1,259.00	*	300.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,227.00		0.00
1-1807	D1 - I	N/A	1954	Occupied	Kuykendall, James	07/30/2016	07/30/2016	07/10/2017	1,820.00	PEST	0.00		1.00		1,776.00		500.00	0.00

										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,744.00		0.00
1-1901	B1 - I	N/A	1098	Occupied	Kapp, Valerie	01/07/2017	01/07/2017	07/06/2017	1,182.00	PEST	0.00		1.00		1,219.00		300.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,137.00		0.00
1-1902	B2R - I	N/A	1200	Occupied	Lewis, Ty	01/17/2015	01/13/2017	01/12/2018	1,117.00	PEST	0.00		1.00		1,031.00		40.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,004.00		0.00
1-1903	A2R - I	N/A	785	Occupied	Born, Mallory	02/16/2017	02/16/2017	01/12/2018	946.00	PEST	0.00		1.00		896.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	864.00		0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

1-1904	A2 - I	N/A	785	Occupied	McMahon, Jade	01/06/2016	01/08/2017	01/06/2018	921.00	PEST	0.00		1.00		866.00	290.00	0.00
										PETRNT	0.00		15.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	824.00		0.00

1-1905	B3 - I	N/A	1246	Occupied	Wilson, Ryan	04/18/2015	04/13/2016	10/18/2016	1,194.00	PEST	0.00		1.00		1,439.00	340.00	(108.00)
										REIMB-TRASH	0.00		16.00
										RENT	1,422.00		0.00
1-1906	B4 - I	N/A	1364	Occupied-NTV	Phelps, Kenneth	07/11/2015	07/06/2016	07/02/2017	1,328.00	PEST	0.00		1.00		1,148.00	340.00	0.00
						03/31/2017
										REIMB-TRASH	0.00		16.00
										RENT	1,131.00		0.00

1-1907	D1R - I	N/A	1954	Vacant	VACANT				1,942.00		0.00	*	32.00	*
1-2001	C1P - I	N/A	1586	Occupied	Goodfried,	01/31/2013	07/31/2016	07/30/2017	1,712.00	PEST	0.00		1.00		1,782.00	0.00	15.32
					Michaelene
										PETRNT	0.00		15.00
										REIMB-TRASH	0.00		16.00
										RENT	1,750.00		0.00

1-2002	C2P2 - I	N/A	1597	Occupied	Das, Kumuda	09/15/2016	09/15/2016	06/14/2017	1,587.00	PEST	0.00		1.00		1,481.00	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,449.00		0.00
1-2003	A3 - I	N/A	896	Occupied	TAYLOR,	01/02/2017	01/02/2017	12/28/2017	1,013.00	PEST	0.00		1.00		782.00	0.00	0.00
					Nicholas
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	750.00		0.00
1-2004	A3 - I	N/A	896	Occupied	Clemons, Kathryn	11/25/2016	11/25/2016	11/20/2017	1,013.00	PEST	0.00		1.00		845.00	250.00	0.00

										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	788.00		0.00
1-2005	B3 - I	N/A	1246	Occupied	Rhodes, Dana	10/24/2014	06/17/2016	06/16/2017	1,194.00	PEST	0.00		1.00		1,216.00	931.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,199.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

1-2006	B4 - I	N/A	1364	Occupied	Lem, Chhuat	10/10/2015	10/05/2016	10/04/2017	1,328.00	PEST	0.00	1.00	1,255.00	300.00	0.00
										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,213.00	0.00
1-2007	D1P - I	N/A	1954	Occupied	Mendez, Nicholas	08/10/2016	08/10/2016	08/05/2017	1,874.00	PEST	0.00	1.00	1,783.00	50.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,766.00	0.00
1-2201	D1 - I	N/A	1954	Occupied	Flores, Homero	09/07/2016	09/07/2016	09/02/2017	1,820.00	PEST	0.00	1.00	1,742.00	50.00	(48.00)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,710.00	0.00
1-2202	B4 - I	N/A	1364	Occupied	Myer, Timothy	11/07/2014	03/01/2017	08/31/2017	1,328.00	PEST	0.00	1.00	1,528.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,496.00	0.00
1-2203	B3 - I	N/A	1246	Occupied	Tassielli, Andrew	01/03/2017	01/03/2017	12/29/2017	1,239.00	PEST	0.00	1.00	1,085.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,028.00	0.00
1-2204	A2 - I	N/A	785	Occupied	Dexter, Carlton	12/12/2016	12/12/2016	12/07/2017	921.00	PEST	0.00	1.00	843.00	659.00	(3.00)
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	786.00	0.00
1-2205	A2P - I	N/A	785	Occupied	Dugas, James	12/09/2015	12/04/2016	12/03/2017	1,050.00	PEST	0.00	1.00	1,118.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,091.00	0.00
1-2206	B2P - I	N/A	1200	Occupied	Fife, CHRISTOPHER	07/27/2016	07/27/2016	07/22/2017	1,163.00	PEST	0.00	1.00	1,226.00	1,459.00	0.00
										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										RENT	1,159.00	0.00
1-2207	B1P - I	N/A	1098	Occupied	Beggs, Kendall	09/23/2016	09/23/2016	09/18/2017	1,124.00	PEST	0.00	1.00	1,108.00	350.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,051.00	0.00
1-2301	D1P2 - I	N/A	1954	Occupied	Stanaland, Vernis	04/30/2014	04/30/2016	04/25/2017	2,002.00	PEST	0.00	1.00	2,163.00	580.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	2,146.00	0.00
1-2302	B4P - I	N/A	1364	Occupied	Chaney, Melvin	12/15/2016	12/15/2016	12/10/2017	1,525.00	PEST	0.00	1.00	1,666.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,609.00	0.00
1-2303	B3P2 - I	N/A	1246	Occupied	Okwu, Sunday	12/12/2014	12/07/2016	12/06/2017	1,376.00	PEST	0.00	1.00	1,222.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,195.00	0.00
1-2304	A3 - I	N/A	896	Occupied	Stephenson, Emily	01/02/2016	12/28/2016	12/27/2017	978.00	PEST	0.00	1.00	881.00	40.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	829.00	0.00
1-2305	A3P - I	N/A	896	Occupied	Gardner, Garrett	12/19/2016	12/19/2016	12/14/2017	1,094.00	PEST	0.00	1.00	918.00	300.00	(6.00)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	886.00	0.00

1-2306	C2P - I	N/A	1597	Occupied	Stephenson, Reagan	02/15/2017	02/15/2017	02/10/2018	1,650.00	EMPLCRED	0.00	(271.00)	1,115.00	0.00	(511.79)
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,354.00	0.00
1-2307	C1P - I	N/A	1586	Occupied	Howard, Ferl	04/02/2015	04/01/2016	04/27/2017	1,687.00	PEST	0.00	1.00	1,658.00	0.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-TRASH	0.00		16.00
										RENT	1,641.00		0.00
1-2401	B1P - I	N/A	1098	Occupied	Cassell, Gabriel	11/25/2016	11/25/2016	11/20/2017	1,199.00	PEST	0.00		1.00		1,264.00		0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,207.00		0.00
1-2402	B2P2 - I	N/A	1200	Occupied	Bullard, Robert	12/01/2016	12/01/2016	11/26/2017	1,342.00	PEST	0.00		1.00		1,430.00		350.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,348.00		0.00
1-2403	A2R - I	N/A	785	Occupied	Ross, Valori	09/24/2016	09/24/2016	09/19/2017	971.00	PEST	0.00		1.00		964.00		250.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	882.00		0.00
1-2404	A2P - I	N/A	785	Occupied	Zarrag, Alexandre	05/08/2015	10/08/2016	10/07/2017	1,100.00	PEST	0.00		1.00		1,223.00		0.00	0.00

										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,196.00		0.00
1-2405	B3P - I	N/A	1246	Occupied-NTVL	Newsom, Vicki	11/12/2016 04/11/2017	11/12/2016	04/11/2017	1,340.00	PEST	0.00		1.00		1,456.00		350.00	(40.00)
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,399.00		0.00
		N/A		Applicant	Shuback, Ashley	04/26/2017	04/26/2017	04/21/2018		PEST	0.00	*	1.00	*	1,319.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,287.00		0.00
1-2406	B4P - I	N/A	1364	Occupied	McGovern, Thomas	10/09/2010	04/01/2016	03/27/2017	1,525.00	PEST	0.00		1.00		1,701.00		300.00	124.00
										REIMB-TRASH	0.00		16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	1,684.00		0.00
1-2407	D1P - I	N/A	1954	Occupied-NTVL	Capili, Edelinda	04/29/2016 04/28/2017	04/29/2016	04/28/2017	1,949.00	PEST	0.00		1.00		1,992.00		1,370.00	2,219.00
										REIMB-TRASH	0.00		16.00
										RENT	1,975.00		0.00
		N/A		Applicant	Johnson, Melanie	05/13/2017	05/13/2017	05/08/2018		PEST	0.00	*	1.00	*	1,542.00	*	0.00	(500.00)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,510.00		0.00
1-2501	C1P - I	N/A	1586	Occupied	Brown, Gary	08/08/2014	07/30/2016	07/29/2017	1,762.00	PEST	0.00		1.00		1,793.00		480.00	0.00
										PETRNT	0.00		15.00
										REIMB-TRASH	0.00		16.00
										RENT	1,761.00		0.00
1-2502	C2P - I	N/A	1597	Occupied	Redfern, Grafton	05/21/2016	05/21/2016	05/16/2017	1,725.00	PEST	0.00		1.00		1,517.00		400.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,500.00		0.00
1-2503	A3 - I	N/A	896	Occupied	Langley, Teresa	03/07/2009	06/27/2016	06/26/2017	978.00	PEST	0.00		1.00		1,015.00		40.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	998.00		0.00
1-2504	A3 - I	N/A	896	Occupied	Romines, Jennifer	03/07/2016	03/03/2017	03/02/2018	978.00	PEST	0.00		1.00		935.00		250.00	(2.00)
										PETRNT	0.00		15.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	893.00		0.00
1-2505	B3P - I	N/A	1246	Occupied	Myers, Tracey	08/04/2016	08/04/2016	07/30/2017	1,340.00	PEST	0.00		1.00		1,309.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,277.00		0.00
1-2506	B4P - I	N/A	1364	Occupied	Heatwole, Mark	05/15/2016	05/15/2016	05/10/2017	1,525.00	PEST	0.00		1.00		1,445.00		0.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										RENT	1,378.00		0.00
1-2507	D1P - I	N/A	1954	Vacant	VACANT				1,949.00		0.00	*	32.00	*
1-2601	D1P - I	N/A	1954	Occupied	Wright, William	03/10/2017	03/10/2017	03/09/2018	1,984.00	PEST	0.00		1.00		1,686.00		0.00	(73.35)

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,629.00		0.00
1-2602	B4P - I	N/A	1364	Occupied	Cazares, Zaqueo	08/30/2016	08/30/2016	08/25/2017	1,525.00	PEST	0.00		1.00		1,354.00		50.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,297.00		0.00
1-2603	B3P - I	N/A	1246	Occupied-NTV	Crosby, Charles	05/26/2015	11/26/2016	05/25/2017	1,340.00	PEST	0.00		1.00		1,298.00		340.00	(216.00)
						05/25/2017
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,271.00		0.00
1-2604	A2 - I	N/A	785	Occupied	Malone, Trisha	01/19/2017	01/19/2017	01/14/2018	996.00	PEST	0.00		1.00		954.00		777.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	922.00		0.00
1-2605	A2P - I	N/A	785	Occupied-NTVL	Black, Melanie	02/03/2016 03/22/2017	02/03/2016	01/28/2017	1,140.00	PEST	0.00		1.00		1,312.00		0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,270.00		0.00
		N/A		Applicant	Johnson, Rex	05/01/2017	05/01/2017	04/26/2018		PEST	0.00	*	1.00	*	1,194.00	*	250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,162.00		0.00
1-2606	B2P - I	N/A	1200	Occupied	Wood, Sharon	09/20/2016	09/20/2016	09/19/2017	1,238.00	GARAGE	0.00		75.00		1,268.00		300.00	0.00
										PEST	0.00		1.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,161.00		0.00
1-2607	B1P - I	N/A	1098	Occupied	Mangiameli, Maureen	11/23/2015	11/23/2016	11/22/2017	1,199.00	PEST	0.00		1.00		1,178.00		40.00	0.00
										REIMB-TRASH	0.00		16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-VALETTRASH	0.00	10.00
										RENT	1,151.00	0.00
1-2701	C1P - I	N/A	1586	Occupied	Puri, Raghav	03/06/2017	03/06/2017	03/01/2018	1,762.00	PEST	0.00	1.00	1,537.00	450.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,505.00	0.00
1-2702	C2P2 - I	N/A	1597	Occupied	Yousif, Hani	10/29/2015	05/27/2016	06/26/2017	1,637.00	PEST	0.00	1.00	1,666.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,649.00	0.00
1-2703	A3 - I	N/A	896	Occupied	Calhoun, Victoria	06/23/2016	06/21/2016	06/20/2017	1,088.00	PEST	0.00	1.00	1,190.00	250.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,148.00	0.00
1-2704	A3P - I	N/A	896	Occupied	Mazarakes, Mallory	10/18/2014	10/19/2016	10/18/2017	1,059.00	PEST	0.00	1.00	1,032.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,005.00	0.00
1-2705	B3P - I	N/A	1246	Occupied	Fehlis, Kurt	10/30/2015	10/25/2016	10/24/2017	1,265.00	PEST	0.00	1.00	1,202.00	290.00	0.00
										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,160.00	0.00
1-2706	B4P2 - I	N/A	1364	Occupied	Christopher, Jamie	01/13/2017	01/13/2017	01/08/2018	1,409.00	PEST	0.00	1.00	1,506.00	1,734.00	0.00

										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,474.00	0.00
1-2707	D1P - I	N/A	1954	Occupied	Smalls, Dwayne	09/07/2016	09/07/2016	09/02/2017	1,954.00	PEST	0.00	1.00	1,769.00	500.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,737.00	0.00
1-2801	A1 - I	N/A	675	Occupied	Baker, Dennis	02/10/2017	02/10/2017	02/05/2018	1,020.00	PEST	0.00	1.00	984.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										RENT	952.00	0.00
1-2802	A1R - I	N/A	675	Occupied	Chalker, Halle	07/05/2016	07/05/2016	06/30/2017	1,059.00	PEST	0.00	1.00	1,074.00	50.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,042.00	0.00
1-2803	A - I	N/A	600	Occupied	Wyatt, Gary	10/18/2014	10/02/2016	08/01/2017	792.00	PEST	0.00	1.00	775.00	1,330.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	748.00	0.00
1-2804	A - I	N/A	600	Occupied	Mims, Joshua	07/14/2016	07/14/2016	07/09/2017	827.00	PEST	0.00	1.00	729.00	50.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	712.00	0.00
1-2805	A1 - I	N/A	675	Occupied	Hunton, Elizabeth	08/13/2016	08/13/2016	08/08/2017	1,030.00	PEST	0.00	1.00	1,074.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,017.00	0.00
1-2806	A1 - I	N/A	675	Occupied	Gardner, Edward	08/24/2013	12/08/2016	12/07/2017	985.00	PEST	0.00	1.00	1,050.00	290.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,023.00	0.00
1-2807	A1 - I	N/A	675	Occupied	Akinbobuyi, Ayodeji	12/17/2015	12/16/2016	12/15/2017	985.00	PEST	0.00	1.00	843.00	40.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	816.00	0.00
1-2808	A1 - I	N/A	675	Occupied	Hill, Myles	06/29/2016	06/29/2016	05/25/2017	1,070.00	PEST	0.00	1.00	1,108.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,076.00	0.00
1-2809	A - I	N/A	600	Occupied	Carr, Chase	10/05/2016	10/05/2016	09/30/2017	827.00	PEST	0.00	1.00	818.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	786.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

1-2810	A - I	N/A	600	Occupied	Francis, Demetrius	09/30/2016	09/30/2016	09/25/2017	827.00	PEST	0.00		1.00		766.00		446.00	(4.07)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	734.00		0.00
1-2811	A1 - I	N/A	675	Occupied	Holden, Adam	12/20/2016	12/20/2016	10/19/2017	1,030.00	PEST	0.00		1.00		956.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	924.00		0.00
1-2812	A1 - I	N/A	675	Occupied	Beard, Blain	12/18/2015	12/13/2016	09/12/2017	985.00	PEST	0.00		1.00		890.00		40.00	0.00
										PETRNT	0.00		30.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	833.00		0.00
1-2901	A1R - I	N/A	675	Occupied	Whittington, Caryl	07/22/2016	07/22/2016	07/17/2017	1,049.00	PEST	0.00		1.00		1,121.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,089.00		0.00
1-2902	A1 - I	N/A	675	Occupied	Malone, Madison	06/08/2016	06/08/2016	06/03/2017	995.00	PEST	0.00		1.00		959.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	942.00		0.00
1-2903	AR - I	N/A	600	Occupied	Shears, Johnathan	04/01/2016	04/01/2016	03/27/2017	829.00	PEST	0.00		1.00		752.00		959.00	(6.00)

										REIMB-TRASH	0.00		16.00
										RENT	735.00		0.00
		N/A		Pending renewal	Shears, Johnathan	04/01/2016	03/28/2017	03/27/2018		PEST	0.00	*	1.00	*	769.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	742.00		0.00
1-2904	A - I	N/A	600	Occupied	Chan, Tsz Yan Clement	01/02/2017	01/02/2017	07/31/2017	867.00	PEST	0.00		1.00		824.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	792.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

1-2905	A1R - I	N/A	675	Occupied	Rezac, Nathan	01/06/2017	01/06/2017	12/31/2017	1,059.00	PEST	0.00	1.00	921.00	250.00	0.00
										REIMB-TRASH	0.00	15.00
										REIMB-VALETTRASH	0.00	16.00
										RENT	889.00	0.00
1-2906	A1 - I	N/A	675	Occupied	Sangana, Dinesh	11/15/2013	12/14/2016	06/01/2017	985.00	PEST	0.00	1.00	1,110.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,083.00	0.00
1-2907	A1 - I	N/A	675	Occupied	Caudill, Kelley	10/17/2016	10/17/2016	10/12/2017	1,085.00	PEST	0.00	1.00	1,059.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,027.00	0.00
1-2908	A1 - I	N/A	675	Occupied	Peppard, Benjamin	10/20/2016	10/19/2016	10/14/2017	1,030.00	PEST	0.00	1.00	1,020.00	250.00	(973.00)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	988.00	0.00
1-2909	A - I	N/A	600	Occupied	Hahn, Dante	05/24/2016	05/24/2016	05/19/2017	792.00	PEST	0.00	1.00	764.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	747.00	0.00
1-2910	AR - I	N/A	600	Occupied	Capps, Drew	01/11/2014	05/11/2016	05/10/2017	829.00	PEST	0.00	1.00	916.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	899.00	0.00
1-2911	A1 - I	N/A	675	Occupied	Reagan, Diana	06/25/2015	06/25/2016	06/23/2017	1,055.00	PEST	0.00	1.00	1,089.00	340.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,047.00	0.00
1-2912	A1 - I	N/A	675	Occupied	Manrique, Luis	07/24/2016	07/24/2016	07/19/2017	1,045.00	PEST	0.00	1.00	1,004.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	972.00	0.00
1-3001	A1 - I	N/A	675	Occupied	Eck, David	01/24/2017	01/24/2017	01/19/2018	1,045.00	PEST	0.00	1.00	945.00	250.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-VALETTRASH	0.00		15.00
										RENT	888.00		0.00
1-3002	A1 - I	N/A	675	Occupied	Todd, Nancy	09/12/2013	09/12/2016	09/11/2017	1,020.00	PEST	0.00		1.00		1,083.00		125.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,056.00		0.00
1-3003	A - I	N/A	600	Occupied	Barnett, Whitney	07/23/2016	07/23/2016	07/22/2017	827.00	PEST	0.00		1.00		838.00		250.00	(338.00)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	806.00		0.00
1-3004	A - I	N/A	600	Occupied	Arrington, Tarah	08/25/2016	08/25/2016	08/20/2017	827.00	PEST	0.00		1.00		828.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	796.00		0.00
1-3005	A1 - I	N/A	675	Occupied	Huettner, Markus	02/24/2017	02/24/2017	07/24/2017	1,020.00	PEST	0.00		1.00		1,098.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,066.00		0.00
1-3006	A1 - I	N/A	675	Occupied	Mesa, Manuel	01/27/2017	01/27/2017	11/23/2017	1,045.00	PEST	0.00		1.00		957.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	900.00		0.00
1-3007	A1R - I	N/A	675	Occupied	LAW OFFICE OF GARCIA DUBOVE P, *	04/19/2016	04/19/2016	04/14/2017	1,114.00	PEST	0.00		1.00		1,036.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,019.00		0.00
		N/A		Pending renewal	LAW OFFICE OF GARCIA DUBOVE P, *	04/19/2016	04/15/2017	04/14/2018		PEST	0.00	*	1.00	*	1,056.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,029.00		0.00
1-3008	A1 - I	N/A	675	Occupied-NTV	Phelps, Kathryn	04/08/2013	04/22/2016	04/20/2017	1,055.00	PEST	0.00		1.00		1,059.00		540.00	0.00
						03/31/2017

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,017.00		0.00
1-3009	A - I	N/A	600	Occupied	McReynolds,	10/09/2015	10/09/2016	10/08/2017	792.00	PEST	0.00		1.00		766.00	290.00	0.00
					Samuel
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	739.00		0.00
1-3010	AR - I	N/A	600	Vacant	VACANT				894.00		0.00	*	32.00	*
1-3011	A1 - I	N/A	675	Occupied	Maertins, Cathy	07/18/2011	01/04/2017	01/03/2018	1,020.00	PEST	0.00		1.00		1,079.00	150.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,052.00		0.00
1-3012	A1 - I	N/A	675	Occupied	Curry, Colten	05/18/2016	05/18/2016	05/13/2017	935.00	PEST	0.00		1.00		875.00	250.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	858.00		0.00
1-3101	C1P - I	N/A	1586	Occupied	Henley, Jeffrey	10/12/2016	10/12/2016	05/10/2017	1,727.00	PEST	0.00		1.00		1,608.00	400.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,551.00		0.00
1-3102	C2P2 - I	N/A	1597	Occupied	Munger, Kiley	09/16/2016	09/16/2016	09/11/2017	1,637.00	PEST	0.00		1.00		1,689.00	50.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,607.00		0.00
1-3103	A3 - I	N/A	896	Occupied	Rickenbacker, Millicent	07/24/2012	11/27/2016	11/26/2017	978.00	PEST	0.00		1.00		1,124.00	250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,097.00		0.00
1-3104	A3P - I	N/A	896	Occupied	Rutherford, Philip	12/11/2015	12/11/2016	12/10/2017	1,059.00	PEST	0.00		1.00		927.00	300.00	0.00
										PETRNT	0.00		15.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	885.00		0.00
1-3105	B3P - I	N/A	1246	Occupied	Evans, Crystal	05/09/2015	04/27/2016	04/26/2017	1,290.00	PEST	0.00		1.00		1,158.00		340.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,141.00		0.00
		N/A		Pending renewal	Evans, Crystal	05/09/2015	05/27/2017	04/22/2018		PEST	0.00	*	1.00	*	1,158.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,141.00		0.00
1-3106	B4P2 - I	N/A	1364	Occupied	Miller, Richard	04/04/2015	04/06/2016	04/01/2017	1,369.00	PEST	0.00		1.00		1,376.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,359.00		0.00
		N/A		Pending renewal	Miller, Richard	04/04/2015	04/02/2017	04/01/2018		PEST	0.00	*	1.00	*	1,404.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,372.00		0.00
1-3107	D1P - I	N/A	1954	Occupied	Harris, Don	03/20/2012	06/29/2016	06/23/2017	1,949.00	PEST	0.00		1.00		2,151.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	2,134.00		0.00
1-3201	D1P - I	N/A	1954	Occupied	Thornton, Tammy	05/25/2016	05/25/2016	05/20/2017	1,949.00	PEST	0.00		1.00		1,893.00		0.00	(8.00)
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										RENT	1,826.00		0.00
1-3202	B4P - I	N/A	1364	Occupied	Hubert, Chris	12/31/2014	02/02/2017	01/31/2018	1,525.00	PEST	0.00		1.00		1,361.00		440.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,334.00		0.00
1-3203	B3P2 - I	N/A	1246	Occupied	Clark, Katherine	01/22/2016	01/22/2017	01/21/2018	1,491.00	PEST	0.00		1.00		1,616.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,589.00		0.00
1-3204	A2 - I	N/A	785	Occupied	Fannin, Jordyn	11/09/2016	11/09/2016	11/04/2017	921.00	PEST	0.00		1.00		856.00		0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	799.00		0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand		Balance

1-3205	A2P2 - I	N/A	785	Occupied	Williams, Georgia	01/14/2017	01/14/2017	01/09/2018	910.00	PEST	0.00		1.00		919.00	300.00		0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	887.00		0.00
1-3206	B2P - I	N/A	1200	Occupied	Ritchey, Olga	10/16/2016	10/16/2016	10/16/2017	1,238.00	PEST	0.00		1.00		1,201.00	1,444.00		0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,144.00		0.00
1-3207	B1P2 - I	N/A	1098	Occupied	Dawson, Terry	07/26/2016	07/24/2016	04/20/2017	1,210.00	PEST	0.00		1.00		1,218.00	50.00		0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,161.00		0.00
1-3301	C1R - I	N/A	1586	Vacant-Leased	VACANT				1,518.00		0.00	*	32.00	*
		N/A		Applicant	NATIONAL CORPORATE HOUSING, IN, *	03/19/2017	03/19/2017	09/15/2017		PEST	0.00	*	1.00	*	1,618.00	400.00	*	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,586.00		0.00
1-3302	C2R - I	N/A	1597	Occupied	Jones, O `Neal	06/01/2016	06/01/2016	05/27/2017	1,572.00	PEST	0.00		1.00		1,718.00	2,101.00		0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,701.00		0.00
1-3303	A3 - I	N/A	896	Occupied	Carder, Kala	12/10/2016	12/10/2016	12/05/2017	1,013.00	PEST	0.00		1.00		808.00	1,026.00		152.29
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	776.00		0.00
1-3304	A3 - I	N/A	896	Occupied	Pinion, Savannah	10/26/2016	10/26/2016	10/21/2017	1,013.00	PEST	0.00		1.00		848.00	658.00		0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	816.00		0.00
1-3305	B3 - I	N/A	1246	Occupied	DeLeon, Jerrod	09/16/2016	09/16/2016	09/11/2017	1,279.00	PEST	0.00		1.00		1,119.00	50.00		0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										RENT	1,077.00	0.00
1-3306	B4 - I	N/A	1364	Occupied	Groves, Nicole	06/17/2016	06/17/2016	06/12/2017	1,328.00	PEST	0.00	1.00	1,353.00	968.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,336.00	0.00
1-3307	D1 - I	N/A	1954	Occupied	Demott, William	09/23/2016	09/23/2016	09/18/2017	1,820.00	PEST	0.00	1.00	1,596.00	550.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,539.00	0.00
1-3401	D1R - I	N/A	1954	Occupied-NTV	Stanovic, Maria	06/27/2015	06/15/2016	06/14/2017	1,872.00	PEST	0.00	1.00	1,902.00	500.00	0.00
						04/07/2017
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,860.00	0.00
1-3402	B4 - I	N/A	1364	Occupied	Hudson, Andrew	08/26/2016	08/26/2016	05/23/2017	1,373.00	PEST	0.00	1.00	1,242.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,210.00	0.00
1-3403	B3 - I	N/A	1246	Occupied	Clair, Sheryl	10/16/2016	10/16/2016	10/11/2017	1,239.00	PEST	0.00	1.00	1,199.00	899.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,167.00	0.00
1-3404	A2R - I	N/A	785	Occupied	McLean, Shirley	01/13/2017	01/13/2017	09/12/2017	946.00	PEST	0.00	1.00	899.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	867.00	0.00
1-3405	A2P - I	N/A	785	Occupied	Morgan, Drew	01/23/2017	01/23/2017	01/18/2018	1,025.00	PEST	0.00	1.00	985.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	953.00	0.00
1-3406	B2P - I	N/A	1200	Occupied	Townsend, Joshua	07/23/2016	07/23/2016	07/18/2017	1,208.00	PEST	0.00	1.00	1,047.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	990.00		0.00
1-3407	B1P2 - I	N/A	1098	Occupied	Bottoms, Holly	04/22/2016	04/22/2016	04/17/2017	1,135.00	PEST	0.00		1.00		1,271.00		50.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,229.00		0.00
		N/A		Pending renewal	Bottoms, Holly	04/22/2016	04/18/2017	04/17/2018		PEST	0.00	*	1.00	*	1,293.00	*	0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,241.00		0.00
1-3501	B1P - I	N/A	1098	Occupied	Daigle, Eric	10/12/2016	10/12/2016	10/07/2017	1,199.00	PEST	0.00		1.00		1,183.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,126.00		0.00
1-3502	B2P2 - I	N/A	1200	Occupied	Smith, Dustin	05/24/2014	05/17/2016	05/16/2017	1,342.00	PEST	0.00		1.00		1,327.00		40.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,310.00		0.00
1-3503	A2P - I	N/A	785	Vacant-Leased	VACANT				1,025.00		0.00	*	32.00	*
		N/A		Applicant	Brotherton, Bobby	03/23/2017	03/23/2017	03/18/2018		PEST	0.00	*	1.00	*	1,004.00	*	0.00	0.00

										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	972.00		0.00
1-3504	A2 - I	N/A	785	Occupied	Woods, Devin	06/08/2016	06/08/2016	06/03/2017	886.00	PEST	0.00		1.00		910.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	893.00		0.00
1-3505	B3P - I	N/A	1246	Occupied	Rioux, Thomas	02/09/2017	02/09/2017	02/04/2018	1,380.00	PEST	0.00		1.00		1,215.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,183.00		0.00
1-3506	B4P - I	N/A	1364	Occupied	Blattman, Bianca	12/27/2016	12/27/2016	10/23/2017	1,525.00	PEST	0.00		1.00		1,319.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-VALETTRASH	0.00		15.00
										RENT	1,262.00		0.00
1-3507	D1P - I	N/A	1954	Occupied	Fauss, Randy	11/18/2016	11/18/2016	11/13/2017	1,949.00	PEST	0.00		1.00		1,686.00		0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,629.00		0.00
1-3601	D1R - I	N/A	1954	Vacant-Leased	VACANT				1,967.00		0.00	*	32.00	*
		N/A		Applicant	Camp, Sheila	03/16/2017	03/16/2017	03/11/2018		PEST	0.00	*	1.00	*	1,457.00	*	500.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,425.00		0.00
1-3602	B4R - I	N/A	1364	Occupied	Sharma, Brian	04/06/2015	04/06/2016	04/05/2017	1,409.00	PEST	0.00		1.00		1,161.00		40.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,144.00		0.00
		N/A		Pending renewal	Sharma, Brian	04/06/2015	04/06/2017	04/05/2018		PEST	0.00	*	1.00	*	1,188.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,161.00		0.00
1-3603	B3R - I	N/A	1246	Vacant	VACANT				1,296.00		0.00	*	32.00	*
1-3604	A3 - I	N/A	896	Occupied	Aguilar, Toni	02/28/2017	02/28/2017	02/23/2018	1,013.00	PEST	0.00		1.00		836.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	804.00		0.00
1-3605	A3 - I	N/A	896	Vacant-Leased	VACANT				1,038.00		0.00	*	32.00	*
		N/A		Applicant	McGhee, Bailee	03/25/2017	03/25/2017	03/20/2018		PEST	0.00	*	1.00	*	912.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	880.00		0.00
1-3606	C2R - I	N/A	1597	Occupied	McCullough, Ginger	05/10/2014	03/01/2017	02/28/2018	1,597.00	PEST	0.00		1.00		1,406.00		80.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,379.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

1-3607	C1R - I	N/A	1586	Occupied	Moore, Leslie	08/14/2016	08/14/2016	08/09/2017	1,543.00	PEST	0.00	1.00	1,534.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,502.00	0.00
1-3701	B1 - I	N/A	1098	Occupied-NTV	Joseph, Reid	09/23/2015	09/18/2016	07/15/2017	1,122.00	PEST	0.00	1.00	1,197.00	340.00	0.00
						04/23/2017
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,145.00	0.00
1-3702	B2 - I	N/A	1200	Occupied	Brown, April	04/03/2008	05/01/2016	04/30/2017	1,294.00	PEST	0.00	1.00	1,336.00	550.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,294.00	0.00
1-3703	A2R - I	N/A	785	Occupied	Gray, Tiffany	02/09/2017	02/09/2017	08/08/2017	981.00	PEST	0.00	1.00	1,140.00	250.00	0.00
										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,058.00	0.00
1-3704	A2 - I	N/A	785	Occupied	Lopez, Jeffrey	05/22/2016	05/22/2016	05/17/2017	886.00	PEST	0.00	1.00	815.00	290.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	798.00	0.00
1-3705	B3 - I	N/A	1246	Occupied	Bruney, Megan	12/10/2016	12/10/2016	12/05/2017	1,264.00	PEST	0.00	1.00	1,070.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,038.00	0.00
1-3706	B4 - I	N/A	1364	Occupied	White, Katherine	09/20/2014	09/18/2016	09/17/2017	1,353.00	PEST	0.00	1.00	1,246.00	80.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,219.00	0.00
1-3707	D1 - I	N/A	1954	Occupied	Esch, Joshua	07/01/2016	07/01/2016	06/26/2017	1,845.00	PEST	0.00	1.00	1,784.00	1,430.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,742.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

1-3801	A1 - I	N/A	675	Occupied	Heinlen, Karla	02/27/2017	02/27/2017	02/22/2018	970.00	PEST	0.00	1.00	926.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	894.00	0.00
1-3802	A1R - I	N/A	675	Occupied-NTV	Adams, Brett	04/22/2016 04/17/2017	04/22/2016	04/17/2017	1,009.00	PEST	0.00	1.00	1,001.00	290.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	959.00	0.00
1-3803	AR - I	N/A	600	Occupied	Garrett, Katherine	01/20/2017	01/20/2017	01/15/2018	864.00	PEST	0.00	1.00	824.00	250.00	(75.00)
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	767.00	0.00
1-3804	A - I	N/A	600	Occupied	Ramirez, Albert	07/13/2016	07/13/2016	07/08/2017	827.00	PEST	0.00	1.00	818.00	709.00	(39.00)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	786.00	0.00
1-3805	A1 - I	N/A	675	Occupied	Ostmeyer, Ian	11/12/2016	11/12/2016	11/07/2017	980.00	PEST	0.00	1.00	836.00	0.00	0.00
										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	754.00	0.00
1-3806	A1 - I	N/A	675	Occupied	Ratekin, Mathew	02/16/2017	02/16/2017	02/11/2018	970.00	PEST	0.00	1.00	890.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	858.00	0.00
1-3807	A1R - I	N/A	675	Occupied	Gray, Taylor	05/20/2016	05/20/2016	05/15/2017	999.00	PEST	0.00	1.00	856.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	839.00	0.00
1-3808	A1 - I	N/A	675	Occupied	Liu, Jianhua	08/01/2015	07/27/2016	07/26/2017	945.00	PEST	0.00	1.00	980.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	963.00	0.00
1-3809	AR - I	N/A	600	Occupied	Phillips, Krystal	01/10/2017	01/10/2017	07/09/2017	829.00	PEST	0.00	1.00	853.00	250.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	796.00		0.00
1-3810	A - I	N/A	600	Occupied	Marshall, Stacey	12/10/2011	09/10/2016	09/09/2017	792.00	PEST	0.00		1.00		793.00		0.00	(5.00)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	766.00		0.00
1-3811	A1R - I	N/A	675	Occupied	Vidovic, Sinisa	08/24/2015	08/19/2016	08/18/2017	1,009.00	PEST	0.00		1.00		1,028.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,011.00		0.00
1-3812	A1R - I	N/A	675	Occupied	Setser, Joshua	09/30/2016	09/30/2016	09/25/2017	999.00	PEST	0.00		1.00		847.00		1,065.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	815.00		0.00
1-3901	D1P2 - I	N/A	1954	Occupied	Garland, Holly	05/13/2016	05/13/2016	05/08/2017	2,037.00	PEST	0.00		1.00		1,821.00		1,779.00	11,114.44
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,779.00		0.00
1-3902	B4P - I	N/A	1364	Occupied	Brinkley, Keith	05/18/2016	05/18/2016	05/13/2017	1,525.00	PEST	0.00		1.00		1,559.00		350.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,542.00		0.00
		N/A		Pending renewal	Brinkley, Keith	05/18/2016	05/14/2017	05/13/2018		PEST	0.00	*	1.00	*	1,584.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,557.00		0.00
1-3903	B3P - I	N/A	1246	Occupied	Khademi, Shaadi	06/06/2015	06/08/2016	06/22/2017	1,340.00	REIMB-TRASH	0.00		10.00		1,170.00		40.00	0.00
										RENT	1,160.00		0.00
1-3904	A3P - I	N/A	896	Occupied	Klein, Zachary	04/01/2015	09/24/2016	03/23/2017	1,059.00	PEST	0.00		1.00		1,149.00		40.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,122.00		0.00
		N/A		Pending renewal	Klein, Zachary	04/01/2015	03/24/2017	09/23/2017		PEST	0.00	*	1.00	*	1,149.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-VALETTRASH	0.00		10.00
										RENT	1,122.00		0.00
1-3905	A3P - I	N/A	896	Occupied	McCabe, Ryan	06/07/2016	06/07/2016	01/06/2017	1,059.00	PEST	0.00		1.00		1,257.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,240.00		0.00
1-3906	C2P - I	N/A	1597	Occupied	Ngwang, Emmanuel	07/29/2014	08/19/2016	08/18/2017	1,725.00	PEST	0.00		1.00		1,734.00		400.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,717.00		0.00
1-3907	C1P2 - I	N/A	1586	Occupied	Cloonan, Melissa	07/21/2015	07/16/2016	07/15/2017	1,930.00	PEST	0.00		1.00		1,897.00		40.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,880.00		0.00
1-4001	B1P2 - I	N/A	1098	Occupied	Williamson, Michael	08/01/2016	08/01/2016	07/26/2017	1,250.00	GARAGE	0.00		0.00		1,109.00		0.00	0.00
										REIMB-TRASH	0.00		10.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,084.00		0.00
1-4002	B2P2 - I	N/A	1200	Occupied	Roberts, Victor	08/28/2016	08/28/2016	08/23/2017	1,382.00	PEST	0.00		1.00		1,260.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,228.00		0.00
1-4003	A2P - I	N/A	785	Occupied	Grimm, Robert	02/28/2017	02/28/2017	09/26/2017	1,090.00	PEST	0.00		1.00		1,133.00		0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,076.00		0.00
1-4004	A2 - I	N/A	785	Occupied	Stone, Tyler	04/01/2016	04/01/2016	03/27/2017	951.00	PEST	0.00		1.00		913.00		40.00	2.00
										REIMB-TRASH	0.00		16.00
										RENT	896.00		0.00

		N/A		Pending renewal	Stone, Tyler	04/01/2016	03/28/2017	03/27/2018		PEST	0.00	*	1.00	*	931.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	904.00		0.00
1-4005	B3P - I	N/A	1246	Occupied	Goyal, Adarsh	06/23/2015	06/20/2016	06/19/2017	1,340.00	PEST	0.00		1.00		1,273.00		0.00	0.00
										REIMB-TRASH	0.00		16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	1,256.00		0.00
1-4006	B4P - I	N/A	1364	Occupied	Nwaigwe, Ebube	08/17/2016	08/17/2016	08/12/2017	1,610.00	PEST	0.00		1.00		1,432.00		50.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,400.00		0.00
1-4007	D1P - I	N/A	1954	Vacant-Leased	VACANT				1,949.00		0.00	*	32.00	*
		N/A		Applicant	Phelps, Kenneth	03/27/2017	03/27/2017	03/22/2018		PEST	0.00	*	1.00	*	1,541.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,509.00		0.00
1-4101	D1P - I	N/A	1954	Vacant-Leased	VACANT				1,949.00		0.00	*	32.00	*
		N/A		Applicant	Lewis, Lance	03/31/2017	03/31/2017	03/26/2018		PEST	0.00	*	1.00	*	1,666.00	*	500.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,609.00		0.00
1-4102	B4P2 - I	N/A	1364	Occupied	Clay, Mark	03/01/2017	03/01/2017	02/24/2018	1,369.00	PEST	0.00		1.00		1,522.00		300.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,490.00		0.00
1-4103	B3P - I	N/A	1246	Occupied	Becker, Craig	04/22/2016	04/22/2016	04/17/2017	1,340.00	PEST	0.00		1.00		1,454.00		300.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,437.00		0.00
1-4104	A3P2 - I	N/A	896	Occupied	Turbeville,	07/03/2014	06/28/2016	06/27/2017	1,209.00	PEST	0.00		1.00		1,122.00		250.00	0.00
					Kenneth
										REIMB-TRASH	0.00		16.00
										RENT	1,105.00		0.00
1-4105	A3P2 - I	N/A	896	Occupied	Fulsom, Christina	09/09/2015	09/04/2016	09/03/2017	1,209.00	PEST	0.00		1.00		1,246.00		250.00	0.00

										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,219.00		0.00
1-4106	C2P - I	N/A	1597	Vacant-Leased	VACANT				1,725.00		0.00	*	32.00	*
		N/A		Applicant	Hill, Catherine	03/21/2017	03/21/2017	03/16/2018		PEST	0.00	*	1.00	*	1,550.00	*	50.00	(2,100.00)
										REIMB-TRASH	0.00		16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-VALETTRASH	0.00	15.00
										RENT	1,518.00	0.00
1-4107	C1P - I	N/A	1586	Occupied	Kraft, Marvin	12/05/2014	12/24/2016	12/23/2017	1,762.00	PEST	0.00	1.00	1,752.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,725.00	0.00
2-1100	B1 - II	N/A	1248	Occupied	Noakley, Courtney	12/01/2015	11/19/2016	11/18/2017	1,112.00	PEST	0.00	1.00	1,176.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,124.00	0.00
2-1101	B1 - II	N/A	1248	Occupied	Potts, Shyna	07/20/2016	07/20/2016	07/15/2017	1,182.00	PEST	0.00	1.00	1,084.00	876.00	(1.81)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,052.00	0.00
2-1102	A3 - II	N/A	883	Occupied	Prichard, Cara	12/20/2014	01/08/2017	01/06/2018	889.00	PEST	0.00	1.00	821.00	378.00	0.00
										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	779.00	0.00
2-1103	B1 - II	N/A	1248	Occupied	Burk, Joshua	07/20/2016	07/20/2016	07/15/2017	1,182.00	PEST	0.00	1.00	1,114.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,082.00	0.00
2-1104	A3 - II	N/A	883	Occupied	Cockrell, Austin	08/22/2015	08/17/2016	08/16/2017	889.00	PEST	0.00	1.00	807.00	0.00	0.00
										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										RENT	775.00	0.00
2-1105	B1 - II	N/A	1248	Occupied	Peterson, Heather	12/16/2016	12/16/2016	12/11/2017	1,182.00	PEST	0.00	1.00	1,008.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	976.00	0.00
2-1106	A3 - II	N/A	883	Occupied	Bartlett, Kayla	06/24/2016	06/24/2016	03/23/2017	964.00	PEST	0.00	1.00	939.00	0.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	897.00	0.00
2-1107	E1 - II	N/A	480	Occupied	Holcomb, Tanner	06/22/2013	07/13/2016	07/08/2017	792.00	PEST	0.00	1.00	777.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	760.00	0.00
2-1108	A2 - II	N/A	755	Occupied	Jones, DAngelo	02/09/2016	02/04/2017	02/03/2018	856.00	PEST	0.00	1.00	870.00	835.00	9.73
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	843.00	0.00
2-1109	E1 - II	N/A	480	Occupied	Cummings, Ashton	12/30/2016	12/30/2016	05/29/2017	817.00	PEST	0.00	1.00	862.00	1,030.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	830.00	0.00
2-1110	A2 - II	N/A	755	Occupied	Esquivel, Stephanie	12/04/2016	12/04/2016	11/29/2017	891.00	PEST	0.00	1.00	819.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	762.00	0.00
2-1111	A1 - II	N/A	610	Occupied	Kulpa, Richard	10/13/2016	10/13/2016	10/12/2017	874.00	PEST	0.00	1.00	833.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	801.00	0.00
2-1112	A1R - II	N/A	610	Occupied	Jacoby, Mallorie	07/01/2016	07/01/2016	06/26/2017	856.00	PEST	0.00	1.00	836.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	804.00	0.00
2-1113	A1 - II	N/A	610	Occupied	Strathdee, Kevin	07/12/2014	08/01/2016	03/31/2017	839.00	PEST	0.00	1.00	901.00	330.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	884.00	0.00
2-1114	B1 - II	N/A	1248	Occupied-NTVL	Keene, Denise	05/26/2016 05/20/2017	05/26/2016	05/20/2017	1,112.00	PEST	0.00	1.00	1,198.00	1,538.00	0.00
										REIMB-TRASH	0.00	16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	1,181.00		0.00
		N/A		Applicant	Moritz, Julie	06/03/2017	06/03/2017	05/29/2018		PEST	0.00	*	1.00	*	1,184.00	*	300.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,152.00		0.00
2-1115	B1 - II	N/A	1248	Occupied	Hardesty, Jon	09/16/2016	09/16/2016	09/10/2017	1,182.00	PEST	0.00		1.00		1,032.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,000.00		0.00
2-1200	B2 - II	N/A	1341	Occupied	Ridgely, Macie	06/15/2016	06/15/2016	06/10/2017	1,091.00	PEST	0.00		1.00		1,251.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,209.00		0.00
2-1201	B2 - II	N/A	1341	Occupied	Richards, Brenda	06/03/2015	05/29/2016	05/28/2017	1,116.00	GARAGE	0.00		75.00		1,171.00		300.00	0.00
										PEST	0.00		1.00
										REIMB-TRASH	0.00		16.00
										RENT	1,079.00		0.00
2-1202	A3 - II	N/A	883	Occupied	Oyler, Vincent	06/17/2016	06/17/2016	06/12/2017	889.00	PEST	0.00		1.00		926.00		50.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	884.00		0.00
2-1203	B1 - II	N/A	1248	Occupied	Cassell, Thomas	11/22/2016	11/22/2016	11/17/2017	1,182.00	PEST	0.00		1.00		931.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	899.00		0.00
2-1204	A3 - II	N/A	883	Occupied	Hall, William	06/13/2016	06/13/2016	06/08/2017	924.00	PEST	0.00		1.00		1,007.00		753.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										RENT	940.00		0.00
2-1205	B3 - II	N/A	1400	Occupied	Lee, Benjamin	08/23/2016	08/23/2016	08/18/2017	1,208.00	PEST	0.00		1.00		1,314.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,257.00		0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

2-1206	A3 - II	N/A	883	Occupied-NTV	Reed, Olivia	05/11/2016 05/06/2017	05/11/2016	05/06/2017	929.00	PEST	0.00		1.00		880.00		699.00	(1.00)
										REIMB-TRASH	0.00		16.00
										RENT	863.00		0.00
2-1207	E1 - II	N/A	480	Occupied	Knutson, Ronald	01/18/2017	01/18/2017	10/15/2017	837.00	PEST	0.00		1.00		736.00		0.00	17.07
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	704.00		0.00
2-1208	A2 - II	N/A	755	Occupied	Ruiz Gonzalez, Alejandro	07/22/2016	07/22/2016	07/17/2017	931.00	GARAGE	0.00		75.00		1,036.00		1,179.00	0.00
										PEST	0.00		1.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	929.00		0.00
2-1209	E1 - II	N/A	480	Occupied	Haltom, Clayton	06/20/2016	06/20/2016	06/15/2017	772.00	PEST	0.00		1.00		752.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	735.00		0.00
2-1210	A2 - II	N/A	755	Vacant-Leased	VACANT				891.00		0.00	*	32.00	*
		N/A		Applicant	Benator, Jason	03/28/2017	03/28/2017	03/23/2018		PEST	0.00	*	1.00	*	890.00	*	250.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	833.00		0.00
2-1211	A1 - II	N/A	610	Occupied	Kilgore, Karl	09/23/2016	09/23/2016	09/18/2017	874.00	PEST	0.00		1.00		861.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	829.00		0.00
2-1212	A1R - II	N/A	610	Occupied	Moreno, Samantha	08/10/2016	08/10/2016	08/05/2017	856.00	PEST	0.00		1.00		971.00		0.00	(0.25)
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	889.00		0.00
2-1213	A1 - II	N/A	610	Occupied	Bordlee, Paul	10/04/2015	09/29/2016	09/28/2017	839.00	PEST	0.00		1.00		802.00		250.00	0.00
										PETRNT	0.00		15.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-TRASH	0.00		10.00
										REIMB-VALETTRASH	0.00		16.00
										RENT	760.00		0.00
2-1214	B2 - II	N/A	1341	Occupied	Jones, Aaron	04/20/2016	04/20/2016	04/15/2017	1,131.00	PEST	0.00		1.00		1,230.00		300.00	(178.32)
										REIMB-TRASH	0.00		16.00
										RENT	1,213.00		0.00
		N/A		Pending renewal	Jones, Aaron	04/20/2016	04/16/2017	04/15/2018		PEST	0.00	*	1.00	*	1,252.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,225.00		0.00
2-1215	B2 - II	N/A	1341	Occupied	Thibodeaux, Tessa	09/29/2016	09/29/2016	09/23/2017	1,161.00	PEST	0.00		1.00		1,062.00		0.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	980.00		0.00
2-1300	B2P - II	N/A	1341	Occupied	Poland, Christopher	10/15/2015	10/17/2016	10/16/2017	1,209.00	PEST	0.00		1.00		1,008.00		1,124.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	981.00		0.00
2-1301	B2P - II	N/A	1341	Occupied	Runnels, Nathan	03/02/2017	03/02/2017	02/25/2018	1,254.00	PEST	0.00		1.00		1,238.00		0.00	(2.00)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,206.00		0.00
2-1302	A3P2 - II	N/A	883	Occupied	Wright, Molly	06/21/2016	06/21/2016	06/16/2017	1,002.00	PEST	0.00		1.00		976.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	959.00		0.00
2-1303	B1P2 - II	N/A	1248	Occupied	Driscoll, Mark	12/02/2016	12/02/2016	06/01/2017	1,254.00	PEST	0.00		1.00		1,239.00		50.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,207.00		0.00
2-1304	A3P - II	N/A	883	Occupied	Nelson III, John	07/28/2016	07/28/2016	07/23/2017	1,030.00	PEST	0.00		1.00		998.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	981.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

2-1305	B3P - II	N/A	1400	Occupied	Selby, David	08/10/2016	08/10/2016	08/05/2017	1,362.00	GARAGE	0.00	75.00	1,028.00	350.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										RENT	1,236.00	0.00
										RESREFERRAL	0.00 (300.00)
2-1306	A3P - II	N/A	883	Occupied	Okoro-oji, Eni	08/25/2016	08/25/2016	08/20/2017	1,065.00	PEST	0.00	1.00	1,038.00	0.00	(5.54)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,006.00	0.00
2-1307	E1 - II	N/A	480	Occupied	Alexander, Sabina	11/24/2009	05/01/2016	04/30/2017	802.00	PEST	0.00	1.00	693.00	0.00	(66.58)
										REIMB-TRASH	0.00	16.00
										RENT	676.00	0.00
2-1308	A2P2 - II	N/A	755	Occupied	Gasic, Andrei	01/13/2017	01/13/2017	04/27/2017	1,152.00	GARAGE	0.00	75.00	1,158.00	0.00	(105.00)
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,051.00	0.00
2-1309	E1 - II	N/A	480	Occupied	Espana, Dr. Pablo	12/11/2009	07/19/2016	07/18/2017	802.00	PEST	0.00	1.00	660.00	200.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	643.00	0.00
2-1310	A2P - II	N/A	755	Occupied-NTV	Phillips, Sandra	04/29/2016 04/24/2017	04/29/2016	04/24/2017	1,069.00	PEST	0.00	1.00	1,035.00	780.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,018.00	0.00
2-1311	A1P - II	N/A	610	Occupied	Moynihan, Jennifer	02/03/2017	02/03/2017	11/30/2017	1,036.00	PEST	0.00	1.00	1,011.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	979.00	0.00
2-1312	A1 - II	N/A	610	Occupied	Heppel, Tanner	08/13/2016	08/13/2016	06/09/2017	919.00	PEST	0.00	1.00	937.00	250.00	(60.69)
										REIMB-TRASH	0.00	16.00
										RENT	920.00	0.00
2-1313	A1R - II	N/A	610	Occupied	Palmer, Justin	12/30/2016	12/30/2016	10/29/2017	946.00	PEST	0.00	1.00	872.00	1,065.00	0.00
										PETRNT	0.00	25.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	815.00	0.00
2-1314	B2P - II	N/A	1341	Occupied	Silva, Anthony	01/27/2017	01/27/2017	01/22/2018	1,294.00	PEST	0.00	1.00	1,171.00	857.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,114.00	0.00
2-1315	B2P - II	N/A	1341	Occupied	Hampton, Keri	12/15/2016	12/15/2016	07/13/2017	1,234.00	GARAGE	0.00	75.00	1,288.00	0.00	58.76
										PEST	0.00	1.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,156.00	0.00
2-2100	B1 - II	N/A	1248	Occupied	Rangel, Debra	10/03/2015	09/28/2016	06/27/2017	1,112.00	PEST	0.00	1.00	1,209.00	1,060.00	(0.59)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,182.00	0.00
2-2101	B1 - II	N/A	1248	Occupied	Bruton, John	03/19/2012	03/08/2017	03/07/2018	1,137.00	GARAGE	0.00	75.00	1,419.00	200.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,317.00	0.00
2-2102	A3 - II	N/A	883	Occupied	Hawkins, Susan	06/12/2010	06/07/2016	06/06/2017	889.00	PEST	0.00	1.00	1,065.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,048.00	0.00
2-2103	B1 - II	N/A	1248	Occupied	Barnes, Steven	09/08/2016	09/08/2016	09/03/2017	1,182.00	PEST	0.00	1.00	1,218.00	300.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,161.00	0.00
2-2104	A3 - II	N/A	883	Occupied	Leenheer, Adam	08/08/2016	08/08/2016	08/03/2017	924.00	PEST	0.00	1.00	953.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										RENT	921.00	0.00
2-2105	B1R - II	N/A	1248	Occupied	Davis, Gregory	11/08/2016	11/05/2016	11/04/2017	1,187.00	PEST	0.00	1.00	989.00	300.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,232.00	0.00
										RESREFERRAL	0.00	(300.00)
2-2106	A3 - II	N/A	883	Occupied-NTV	Lestage, Morgan	10/01/2016 04/05/2017	10/01/2016	09/26/2017	924.00	PEST	0.00	1.00	863.00	0.00	17.65
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	831.00	0.00
2-2107	E1 - II	N/A	480	Occupied	Dimick, Sierra	02/08/2017	02/08/2017	02/03/2018	817.00	PEST	0.00	1.00	671.00	519.50	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	639.00	0.00
2-2108	A2 - II	N/A	755	Occupied	Little, Tyler	11/12/2014	12/18/2016	12/17/2017	856.00	PEST	0.00	1.00	848.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	821.00	0.00
2-2109	E1 - II	N/A	480	Occupied	Tenpenny, Angela	01/10/2015	01/06/2017	01/05/2018	792.00	PEST	0.00	1.00	699.00	200.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	672.00	0.00
2-2110	A2 - II	N/A	755	Occupied	Braley, Steve	08/21/2016	08/21/2016	08/16/2017	891.00	PEST	0.00	1.00	963.00	0.00	(979.26)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	931.00	0.00
2-2111	A1 - II	N/A	610	Occupied	Lawrence, Jayme	05/15/2016	05/15/2016	05/10/2017	839.00	PEST	0.00	1.00	780.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	738.00	0.00
2-2112	A1 - II	N/A	610	Occupied-NTV	Gatlin, Kamron	08/24/2016 04/30/2017	08/24/2016	08/19/2017	889.00	PEST	0.00	1.00	865.00	250.00	(6.54)

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	808.00	0.00
2-2113	A1 - II	N/A	610	Occupied	Hanke, Jordan	01/25/2017	01/25/2017	01/20/2018	874.00	PEST	0.00	1.00	730.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	698.00	0.00
2-2114	B1 - II	N/A	1248	Occupied	Manwaring, Lisa	08/03/2015	07/29/2016	07/24/2017	1,112.00	GARAGE	0.00	75.00	1,282.00	0.00	0.00
										PEST	0.00	1.00
										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00
										RENT	1,140.00	0.00
2-2115	B1 - II	N/A	1248	Occupied	Burns, Britni	06/13/2015	06/13/2016	06/14/2017	1,137.00	PEST	0.00	1.00	1,169.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,127.00	0.00
2-2200	B2 - II	N/A	1341	Occupied	Hitt, Brianna	08/04/2016	08/04/2016	07/30/2017	1,136.00	PEST	0.00	1.00	1,043.00	1,343.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,026.00	0.00
2-2201	B2 - II	N/A	1341	Occupied	Epperson, Dustin	09/01/2016	09/01/2016	08/27/2017	1,161.00	GARAGE	0.00	75.00	1,235.00	300.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,128.00	0.00
2-2202	A3 - II	N/A	883	Occupied	Bonilla, Gernaro	12/26/2016	12/26/2016	10/22/2017	924.00	PEST	0.00	1.00	798.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	766.00	0.00
2-2203	B1 - II	N/A	1248	Occupied	Tang, Ricky	06/25/2016	02/01/2017	07/31/2017	1,222.00	PEST	0.00	1.00	1,226.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,199.00	0.00
2-2204	A3 - II	N/A	883	Occupied	Rook, Trevor	07/14/2016	07/14/2016	07/09/2017	924.00	PEST	0.00	1.00	900.00	679.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	858.00	0.00
2-2205	B3 - II	N/A	1400	Occupied	Jackson, John	08/05/2016	08/05/2016	07/31/2017	1,208.00	PEST	0.00	1.00	1,076.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,044.00	0.00
2-2206	A3 - II	N/A	883	Occupied	McElroy, Susan	03/03/2017	03/03/2017	01/27/2018	924.00	PEST	0.00	1.00	809.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	752.00	0.00
2-2207	E1 - II	N/A	480	Occupied	Chandran, Vinaya	01/17/2017	01/17/2017	07/16/2017	797.00	PEST	0.00	1.00	729.00	200.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	697.00	0.00
2-2208	A2 - II	N/A	755	Occupied	Reece, Jacob	08/08/2015	08/10/2016	08/09/2017	856.00	PEST	0.00	1.00	844.00	250.00	0.00
										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00
										RENT	777.00	0.00
2-2209	E1 - II	N/A	480	Occupied	Judie, Laura	11/21/2015	11/16/2016	11/15/2017	772.00	PEST	0.00	1.00	766.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	739.00	0.00
2-2210	A2 - II	N/A	755	Occupied	Horn, Jan	07/06/2016	07/06/2016	07/01/2017	891.00	PEST	0.00	1.00	838.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	821.00	0.00
2-2211	A1 - II	N/A	610	Occupied	Melius, Collin	02/13/2017	02/13/2017	01/09/2018	874.00	PEST	0.00	1.00	734.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	702.00	0.00
2-2212	A1 - II	N/A	610	Occupied	Sweeney, Jeanne	09/16/2016	09/16/2016	09/11/2017	849.00	PEST	0.00	1.00	879.00	690.00	41.19
										REIMB-TRASH	0.00	16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-VALETTRASH	0.00	15.00
										RENT	847.00	0.00
2-2213	A1 - II	N/A	610	Occupied	Acuna, Gabriella	05/27/2016	05/27/2016	05/24/2017	839.00	PEST	0.00	1.00	751.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	734.00	0.00
2-2214	B2 - II	N/A	1341	Occupied-NTV	Bennett, Ellen	11/15/2016 04/06/2017	11/15/2016	11/10/2017	1,176.00	PEST	0.00	1.00	1,167.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,150.00	0.00
2-2215	B2 - II	N/A	1341	Occupied	Coover, Clayton	07/20/2016	07/20/2016	07/15/2017	1,161.00	PEST	0.00	1.00	1,117.00	400.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,100.00	0.00
2-2300	B2P - II	N/A	1341	Occupied	Fort, De`Audrique	08/17/2016	08/17/2016	08/12/2017	1,209.00	PEST	0.00	1.00	1,160.00	1,428.00	(6.88)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,128.00	0.00
2-2301	B2P - II	N/A	1341	Occupied	Stevens, Suzanne	08/06/2014	08/09/2016	08/04/2017	1,234.00	PEST	0.00	1.00	1,332.00	0.00	0.00
										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										RENT	1,300.00	0.00
2-2302	A3P - II	N/A	883	Occupied	Flanders, Bethany	02/28/2017	02/28/2017	02/23/2018	1,065.00	PEST	0.00	1.00	930.00	250.00	26.39
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	873.00	0.00
2-2303	B1P - II	N/A	1248	Occupied	Martel, Daphne	01/12/2015	12/31/2016	12/30/2017	1,248.00	GARAGE	0.00	75.00	1,356.00	0.00	0.00
										PEST	0.00	1.00
										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,239.00	0.00
2-2304	A3P - II	N/A	883	Occupied	Simmons, Keith	12/29/2016	12/29/2016	12/28/2017	1,030.00	PEST	0.00	1.00	911.00	250.00	(2.94)
										REIMB-TRASH	0.00	16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-VALETTRASH	0.00	15.00
										RENT	879.00	0.00
2-2305	B3P - II	N/A	1400	Occupied	Wilson, Raven	07/01/2016	07/01/2016	04/27/2017	1,412.00	PEST	0.00	1.00	1,250.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,218.00	0.00
2-2306	A3P - II	N/A	883	Occupied	McDuff, Valorie	12/29/2016	12/29/2016	12/24/2017	1,065.00	PEST	0.00	1.00	910.00	0.00	(0.81)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	878.00	0.00
2-2307	E1 - II	N/A	480	Occupied	Patel, Jay	03/05/2016	03/05/2017	09/04/2017	842.00	PEST	0.00	1.00	850.00	40.00	(9.19)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	823.00	0.00
2-2308	A2P - II	N/A	755	Occupied	Parker, Richard	12/21/2016	12/21/2016	10/17/2017	1,104.00	PEST	0.00	1.00	862.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	830.00	0.00
2-2309	E1 - II	N/A	480	Occupied-NTV	Johnson, Rex	01/31/2017 05/01/2017	01/31/2017	05/01/2017	827.00	PEST	0.00	1.00	992.00	200.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	960.00	0.00
2-2310	A2P - II	N/A	755	Occupied-NTV	Bryant, Brandon	11/10/2016 05/09/2017	11/10/2016	05/09/2017	1,069.00	PEST	0.00	1.00	938.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	906.00	0.00
2-2311	A1P - II	N/A	610	Occupied	Jones, David	10/05/2016	10/05/2016	09/30/2017	896.00	PEST	0.00	1.00	843.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	811.00	0.00
2-2312	A1 - II	N/A	610	Occupied	Conner, Blake	04/30/2016	04/30/2016	04/29/2017	844.00	PEST	0.00	1.00	751.00	984.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	734.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

2-2313	A1R - II	N/A	610	Occupied-NTV	Dow, Melissa	04/16/2016 04/20/2017	04/16/2016	04/11/2017	911.00	PEST	0.00		1.00		850.00		648.50	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	808.00		0.00
2-2314	B2P - II	N/A	1341	Occupied	Menke, Trudy	09/22/2016	09/22/2016	09/17/2017	1,209.00	GARAGE	0.00		150.00		1,416.00		300.00	70.00
										PEST	0.00		1.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,234.00		0.00
2-2315	B2P - II	N/A	1341	Vacant	VACANT				1,279.00		0.00	*	32.00	*
2-3100	B1 - II	N/A	1248	Occupied	Raspberry, Frances	08/22/2015	08/17/2016	08/16/2017	1,157.00	PEST	0.00		1.00		1,119.00		300.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,102.00		0.00
2-3101	B1 - II	N/A	1248	Occupied	Kilcrease, Kristopher	02/12/2017	02/12/2017	02/07/2018	1,222.00	PEST	0.00		1.00		1,067.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,010.00		0.00
2-3102	A3 - II	N/A	883	Occupied	Martinez, Mariah	08/12/2016	08/12/2016	08/07/2017	924.00	PEST	0.00		1.00		927.00		0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	885.00		0.00
2-3103	B1 - II	N/A	1248	Vacant-Leased	VACANT				1,137.00		0.00	*	32.00	*
		N/A		Applicant	AIR METHODS CORPORATION, *	03/15/2017	03/15/2017	03/10/2018		PEST	0.00	*	1.00	*	1,127.00	*	300.00	(150.00)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,095.00		0.00
2-3104	A3 - II	N/A	883	Occupied-NTV	Yarborough, Daisy	05/12/2016 05/11/2017	05/12/2016	05/11/2017	889.00	PEST	0.00		1.00		786.00		994.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	744.00		0.00
2-3105	B1 - II	N/A	1248	Occupied	Wilbanks, Colby	02/13/2016	02/08/2017	02/07/2018	1,112.00	PEST	0.00		1.00		1,265.00		300.00	(4.54)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,238.00		0.00
2-3106	A3 - II	N/A	883	Occupied	Golub, Stephanie	07/24/2015	07/24/2016	07/19/2017	889.00	PEST	0.00		1.00		873.00		250.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	831.00		0.00
2-3107	E1 - II	N/A	480	Occupied	Sanders, Kenneth	12/10/2016	12/10/2016	12/05/2017	857.00	PEST	0.00		1.00		818.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	786.00		0.00
2-3108	A2 - II	N/A	755	Vacant-Leased	VACANT				931.00		0.00	*	32.00	*
		N/A		Applicant	Canada, Angel	03/28/2017	03/28/2017	03/24/2018		PEST	0.00	*	1.00	*	938.00	*	250.00	(121.00)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	906.00		0.00
2-3109	E1 - II	N/A	480	Occupied	Davis, Chet	08/17/2016	08/17/2016	08/12/2017	817.00	PEST	0.00		1.00		820.00		200.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	788.00		0.00
2-3110	A2 - II	N/A	755	Occupied	Pursley, Haley	03/07/2015	01/02/2017	08/01/2017	856.00	PEST	0.00		1.00		850.00		250.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	823.00		0.00
2-3111	A1 - II	N/A	610	Occupied	Smith, Stanley	12/30/2014	12/30/2014	12/31/2016	839.00	EMPLCRED	0.00		(167.40)		761.60		0.00	(396.98)
										GARAGE	0.00		75.00
										PEST	0.00		1.00
										REIMB-TRASH	0.00		16.00
										RENT	837.00		0.00
2-3112	A1 - II	N/A	610	Occupied	Swanzy, David	09/21/2016	09/21/2016	09/16/2017	849.00	PEST	0.00		1.00		840.00		0.00	0.00
										REIMB-TRASH	0.00		16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-VALETTRASH	0.00		15.00
										RENT	808.00		0.00
2-3113	A1 - II	N/A	610	Occupied	Tiller, Amy	01/15/2016	01/10/2017	01/09/2018	839.00	PEST	0.00		1.00		828.00		0.00	0.00
										PETRNT	0.00		30.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	771.00		0.00
2-3114	B1 - II	N/A	1248	Occupied	Brown, Ashley	01/31/2017	01/31/2017	01/30/2018	1,157.00	PEST	0.00		1.00		1,135.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,078.00		0.00
2-3115	B1 - II	N/A	1248	Vacant	VACANT				1,182.00		0.00	*	32.00	*
2-3200	B2 - II	N/A	1341	Occupied	Markell, Pam	05/30/2015	05/18/2016	05/17/2017	1,091.00	PEST	0.00		1.00		1,013.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	996.00		0.00
2-3201	B2 - II	N/A	1341	Occupied	Liles, Gage	06/27/2015	06/22/2016	06/21/2017	1,116.00	PEST	0.00		1.00		1,082.00		300.00	69.36
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										RENT	1,015.00		0.00
2-3202	A3 - II	N/A	883	Occupied-NTVL	Cauley, Luke	03/17/2016 03/18/2017	03/17/2016	03/12/2017	924.00	PEST	0.00		1.00		1,247.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,230.00		0.00
		N/A		Applicant	Humphrey, Rita	04/01/2017	04/01/2017	03/27/2018		PEST	0.00	*	1.00	*	933.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	901.00		0.00
2-3203	B1 - II	N/A	1248	Occupied	Laird, Alex	06/20/2015	06/15/2016	06/14/2017	1,137.00	PEST	0.00		1.00		1,100.00		0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,058.00		0.00
2-3204	A3 - II	N/A	883	Occupied	Davis, Dustin	11/08/2016	11/08/2016	05/07/2017	924.00	PEST	0.00		1.00		808.00		250.00	0.00
										REIMB-TRASH	0.00		16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-VALETTRASH	0.00	15.00
										RENT	776.00	0.00
2-3205	B3 - II	N/A	1400	Occupied	Briscoe, Bryon	01/21/2017	01/21/2017	01/16/2018	1,208.00	PEST	0.00	1.00	1,133.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,101.00	0.00
2-3206	A3 - II	N/A	883	Occupied	Carroll, Jenna	01/16/2017	01/16/2017	01/11/2018	934.00	PEST	0.00	1.00	850.00	250.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	793.00	0.00
2-3207	E1 - II	N/A	480	Occupied	Somervill, Winona	12/31/2015	12/30/2016	05/29/2017	797.00	PEST	0.00	1.00	859.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	832.00	0.00
2-3208	A2 - II	N/A	755	Occupied	Lindsey, Ronald	05/14/2009	06/02/2016	06/01/2017	856.00	PEST	0.00	1.00	904.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	887.00	0.00
2-3209	E1 - II	N/A	480	Occupied-NTV	Carroll, Sharon	11/25/2009 03/23/2017	03/28/2016	03/23/2017	797.00	PEST	0.00	1.00	735.00	0.00	9.19
										REIMB-TRASH	0.00	16.00
										RENT	718.00	0.00
2-3210	A2 - II	N/A	755	Occupied	Aaron, Michael	06/29/2015	06/17/2016	06/16/2017	856.00	PEST	0.00	1.00	802.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	785.00	0.00
2-3211	A1 - II	N/A	610	Occupied	Brumfield, Ryan	08/31/2016	08/31/2016	08/26/2017	874.00	PEST	0.00	1.00	913.00	0.00	(10.14)
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	856.00	0.00
2-3212	A1 - II	N/A	610	Occupied	Meier, Steven	08/08/2015	08/03/2016	08/10/2017	814.00	GARAGE	0.00	75.00	837.00	250.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										RENT	745.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

2-3213	A1 - II	N/A	610	Occupied	Bloomer, Brianna	10/26/2016	10/26/2016	10/21/2017	874.00	PEST	0.00	1.00	797.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	765.00	0.00
2-3214	B2 - II	N/A	1341	Occupied	Carre, Ryan	01/04/2017	01/04/2017	10/31/2017	1,136.00	PEST	0.00	1.00	984.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	952.00	0.00
2-3215	B2 - II	N/A	1341	Occupied	Herring, Erin	10/02/2015	09/27/2016	07/26/2017	1,116.00	GARAGE	0.00	75.00	1,089.00	0.00	0.00
										PEST	0.00	1.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	962.00	0.00
2-3300	B2P - II	N/A	1341	Occupied	Snow, Jeremy	11/27/2016	11/27/2016	11/22/2017	1,224.00	PEST	0.00	1.00	1,229.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,172.00	0.00
2-3301	B2P - II	N/A	1341	Occupied	Testa, Ronald	07/24/2016	07/24/2016	05/17/2017	1,244.00	PEST	0.00	1.00	1,157.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,125.00	0.00
2-3302	A3P - II	N/A	883	Occupied	Talley, Chestley	01/24/2013	08/29/2016	08/28/2017	1,000.00	PEST	0.00	1.00	1,082.00	40.00	(30.24)
										REIMB-TRASH	0.00	16.00
										RENT	1,065.00	0.00
2-3303	B1P - II	N/A	1248	Occupied	Thornton, Carol	10/22/2016	10/22/2016	10/14/2017	1,303.00	PEST	0.00	1.00	1,330.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,298.00	0.00
2-3304	A3P - II	N/A	883	Occupied	Bostick, Lindsey	09/27/2014	08/26/2016	08/25/2017	1,000.00	PEST	0.00	1.00	906.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	889.00	0.00
2-3305	B3P - II	N/A	1400	Occupied	Rapp, Charlene	06/07/2015	06/09/2016	06/08/2017	1,332.00	PEST	0.00	1.00	1,365.00	300.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-TRASH	0.00	16.00
										RENT	1,348.00	0.00
2-3306	A3P - II	N/A	883	Occupied	Brown, Jacob	07/30/2015	07/18/2016	07/17/2017	1,000.00	PEST	0.00	1.00	821.00	290.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	779.00	0.00
2-3307	E1 - II	N/A	480	Occupied	Murph, Amanda	08/08/2015	08/10/2016	06/09/2017	837.00	PEST	0.00	1.00	739.00	200.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	722.00	0.00
2-3308	A2P - II	N/A	755	Occupied	Irving, Patricia	11/15/2014	06/11/2016	04/07/2017	1,039.00	PEST	0.00	1.00	984.00	719.50	0.00
										REIMB-TRASH	0.00	16.00
										RENT	967.00	0.00
2-3309	E1 - II	N/A	480	Occupied	Cookson, Christine	02/08/2017	02/08/2017	02/03/2018	827.00	PEST	0.00	1.00	678.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	646.00	0.00
2-3310	A2P - II	N/A	755	Occupied	Bushey, Charles	12/31/2016	12/31/2016	10/27/2017	1,074.00	PEST	0.00	1.00	892.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	860.00	0.00
2-3311	A1P - II	N/A	610	Occupied	Stuff, William	06/06/2016	06/06/2016	06/01/2017	931.00	PEST	0.00	1.00	874.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	857.00	0.00
2-3312	A1 - II	N/A	610	Occupied	Christian, Cardavian	02/27/2017	02/27/2017	01/23/2018	849.00	PEST	0.00	1.00	709.00	250.00	(709.00)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	677.00	0.00
2-3313	A1R - II	N/A	610	Occupied-NTV	McGahee, Alexandria	08/08/2015	08/03/2016	05/30/2017	856.00	PEST	0.00	1.00	914.00	0.00	0.00
						05/30/2017				PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	872.00	0.00
2-3314	B2P - II	N/A	1341	Occupied	Nelson, Meredith	10/03/2015	10/05/2016	06/04/2017	1,179.00	GARAGE	0.00	75.00	1,319.00	577.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										PEST	0.00	1.00
										PETRNT	0.00	30.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,187.00	0.00
2-3315	B2P - II	N/A	1341	Occupied	Lawyer, Michael	10/15/2015	10/17/2016	08/16/2017	1,249.00	GARAGE	0.00	75.00	1,167.00	40.00	9.86
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,065.00	0.00
2-4100	B1 - II	N/A	1248	Occupied	Weaver, Robert	02/05/2015	02/01/2016	01/31/2017	1,137.00	GARAGE	0.00	75.00	1,552.00	40.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										RENT	1,460.00	0.00
2-4101	B1 - II	N/A	1248	Occupied	Byrd-Moore, Celeste	11/14/2015	11/09/2016	11/08/2017	1,112.00	PEST	0.00	1.00	1,051.00	507.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,024.00	0.00
2-4102	A3 - II	N/A	883	Occupied	Walker, Hayleanne	01/13/2017	01/13/2017	01/08/2018	949.00	PEST	0.00	1.00	822.00	250.00	0.00
										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	740.00	0.00
2-4103	B1 - II	N/A	1248	Occupied	Jamieson, Alexander	09/23/2016	09/23/2016	09/22/2017	1,157.00	PEST	0.00	1.00	1,200.00	300.00	(0.74)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,168.00	0.00
2-4104	A3R - II	N/A	883	Occupied	Gillen, Mitchell	02/13/2017	02/13/2017	02/08/2018	1,001.00	PEST	0.00	1.00	916.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	884.00	0.00
2-4105	B1 - II	N/A	1248	Occupied	Mirza, Sajjad	02/16/2017	02/16/2017	02/11/2018	1,157.00	PEST	0.00	1.00	1,108.00	300.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,076.00	0.00
2-4106	A3 - II	N/A	883	Occupied	Darnell, Janet	12/15/2016	12/15/2016	12/10/2017	924.00	PEST	0.00	1.00	782.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	750.00	0.00
2-4107	E1 - II	N/A	480	Occupied	Walker, Claudia	06/25/2016	06/24/2016	06/19/2017	792.00	PEST	0.00	1.00	759.00	0.00	(31.80)
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	702.00	0.00
2-4108	A2 - II	N/A	755	Occupied	Mccarthy, Clare	09/24/2016	09/24/2016	09/19/2017	891.00	PEST	0.00	1.00	924.00	250.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	867.00	0.00
2-4109	E1R - II	N/A	480	Occupied	Patterson, Patrick	01/17/2017	01/17/2017	10/14/2017	811.00	PEST	0.00	1.00	819.00	200.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	787.00	0.00
2-4110	A2 - II	N/A	755	Occupied-NTV	CORPORATE SOLUTIONS, *	01/15/2016 04/04/2017	01/15/2016	01/09/2017	891.00	PEST	0.00	1.00	1,144.00	0.00	16.90
										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										RENT	1,112.00	0.00
2-4111	A1 - II	N/A	610	Occupied	Mehta, Prachi	08/04/2016	08/04/2016	07/30/2017	889.00	GARAGE	0.00	75.00	906.00	50.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										RENT	814.00	0.00
2-4112	A1 - II	N/A	610	Occupied	Goddard, Sean	07/09/2016	07/09/2016	07/05/2017	849.00	PEST	0.00	1.00	785.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	768.00	0.00
2-4113	A1 - II	N/A	610	Occupied	Guillory, Eric	07/16/2016	07/16/2016	07/11/2017	849.00	PEST	0.00	1.00	846.00	50.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	814.00	0.00
2-4114	B1R - II	N/A	1248	Occupied	Juno, Justin	10/09/2015	10/11/2016	10/10/2017	1,187.00	PEST	0.00	1.00	1,089.00	0.00	0.00
										PETRNT	0.00	15.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,047.00	0.00
2-4115	B1 - II	N/A	1248	Occupied	McRay, Norma	09/16/2016	09/16/2016	09/11/2017	1,157.00	PEST	0.00	1.00	1,057.00	300.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,000.00	0.00
2-4200	B2 - II	N/A	1341	Occupied	Walker, Austin	05/30/2015	05/24/2016	05/23/2017	1,091.00	PEST	0.00	1.00	961.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	919.00	0.00
2-4201	B2 - II	N/A	1341	Occupied	Tuley, Floyd	07/09/2010	06/06/2016	06/05/2017	1,116.00	GARAGE	0.00	75.00	1,394.00	0.00	0.00
										PEST	0.00	1.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,277.00	0.00
2-4202	A3 - II	N/A	883	Occupied	Winspear, Allison	09/23/2016	12/23/2016	03/21/2017	924.00	PEST	0.00	1.00	1,238.00	0.00	0.00
										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,156.00	0.00
2-4203	B1 - II	N/A	1248	Occupied	Mayrell, Macie	11/28/2015	11/23/2016	05/22/2017	1,137.00	GARAGE	0.00	75.00	1,192.00	0.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,090.00	0.00
2-4204	A3R - II	N/A	883	Occupied	Bracks, Jessica	06/11/2016	03/09/2017	12/08/2017	976.00	PEST	0.00	1.00	924.00	300.00	0.00
										REIMB-TRASH	0.00	16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-VALETTRASH	0.00	10.00
										RENT	897.00	0.00
2-4205	B3 - II	N/A	1400	Occupied	Bell, Pamela	07/22/2016	07/22/2016	07/17/2017	1,208.00	GARAGE	0.00	75.00	1,258.00	0.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,151.00	0.00
2-4206	A3 - II	N/A	883	Occupied	Brantley, Savannah	06/01/2016	06/01/2016	05/27/2017	889.00	PEST	0.00	1.00	874.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	857.00	0.00
2-4207	E1 - II	N/A	480	Occupied	Meacham, Robert	11/29/2016	11/29/2016	08/26/2017	797.00	PEST	0.00	1.00	708.00	200.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	676.00	0.00
2-4208	A2 - II	N/A	755	Occupied	Parker, Tashara	11/11/2016	11/11/2016	11/10/2017	891.00	PEST	0.00	1.00	798.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	766.00	0.00
2-4209	E1 - II	N/A	480	Occupied	Simmerman, Aaron	03/01/2017	03/01/2017	01/21/2018	797.00	PEST	0.00	1.00	735.00	200.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	703.00	0.00
2-4210	A2 - II	N/A	755	Occupied	Keith, Aaron	10/20/2016	10/20/2016	10/15/2017	891.00	PEST	0.00	1.00	795.00	988.00	(1.90)
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	738.00	0.00
2-4211	A1 - II	N/A	610	Occupied	Siciliani, Jessica	12/14/2016	12/14/2016	12/09/2017	874.00	PEST	0.00	1.00	696.00	250.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	664.00	0.00
2-4212	A1 - II	N/A	610	Occupied	Arends, Tyler	05/27/2016	05/27/2016	05/22/2017	814.00	PEST	0.00	1.00	828.00	250.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-TRASH	0.00		16.00
										RENT	811.00		0.00
2-4213	A1R - II	N/A	610	Vacant-Leased	VACANT				881.00		0.00	*	32.00	*
		N/A		Applicant	Richerson, Sean	03/14/2017	03/14/2017	09/10/2017		PEST	0.00	*	1.00	*	1,046.00	*	250.00	(608.00)
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,014.00		0.00
2-4214	B2 - II	N/A	1341	Occupied	Pintor, Ivette	12/02/2016	12/02/2016	11/27/2017	1,136.00	PEST	0.00		1.00		907.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	875.00		0.00
2-4215	B2 - II	N/A	1341	Occupied	Flowers, LaShan	11/24/2013	12/07/2016	12/06/2017	1,116.00	GARAGE	0.00		75.00		1,378.00		0.00	85.63
										PEST	0.00		1.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,276.00		0.00
2-4300	B2P - II	N/A	1341	Occupied	Jones, Tecourtney	06/12/2016	06/12/2016	06/07/2017	1,179.00	GARAGE	0.00		75.00		1,224.00		1,432.00	(11.47)
										PEST	0.00		1.00
										REIMB-TRASH	0.00		16.00
										RENT	1,132.00		0.00
2-4301	B2P - II	N/A	1341	Occupied-NTV	Nolen, Jamie	04/14/2016 04/09/2017	04/14/2016	04/09/2017	1,244.00	PEST	0.00		1.00		1,425.00		993.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,408.00		0.00
2-4302	A3P - II	N/A	883	Occupied	Ehsan, Mohsin	10/20/2016	10/20/2016	10/19/2017	1,035.00	PEST	0.00		1.00		846.00		657.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	814.00		0.00
2-4303	B1P - II	N/A	1248	Occupied	Schult, David	09/30/2016	09/30/2016	09/25/2017	1,218.00	GARAGE	0.00		150.00		1,300.00		0.00	0.00
										PEST	0.00		1.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,068.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

2-4304	A3P - II	N/A	883	Occupied	Kendall, Clayton	09/03/2014	06/30/2016	06/29/2017	1,000.00	GARAGE	0.00	75.00	1,034.00	250.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										RENT	942.00	0.00
2-4305	B3P - II	N/A	1400	Occupied	Broaddus, Amy	09/30/2016	09/30/2016	08/26/2017	1,332.00	PEST	0.00	1.00	1,196.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,164.00	0.00
2-4306	A3P - II	N/A	883	Occupied	Scott, Jason	12/07/2016	12/07/2016	10/06/2017	1,000.00	PEST	0.00	1.00	890.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	858.00	0.00
2-4307	E1 - II	N/A	480	Occupied	Douglas, Benjamin	03/01/2017	03/01/2017	08/28/2017	827.00	PEST	0.00	1.00	813.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	756.00	0.00
2-4308	A2P - II	N/A	755	Occupied	Orban, Bernadette	07/03/2015	06/25/2016	06/16/2017	1,039.00	PEST	0.00	1.00	893.00	290.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	876.00	0.00
2-4309	E1 - II	N/A	480	Occupied	Coleman, Timothy	02/06/2017	02/06/2017	09/04/2017	802.00	PEST	0.00	1.00	692.00	200.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	660.00	0.00
2-4310	A2P - II	N/A	755	Occupied	Andjulis, Todd	03/21/2014	06/17/2016	06/16/2017	1,039.00	GARAGE	0.00	150.00	1,143.00	330.00	0.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										RENT	976.00	0.00
2-4311	A1P - II	N/A	610	Occupied	Wilkins, Michael	05/20/2016	05/20/2016	05/19/2017	971.00	PEST	0.00	1.00	813.00	0.00	(822.81)
										REIMB-TRASH	0.00	16.00
										RENT	796.00	0.00
2-4312	A1 - II	N/A	610	Occupied	Rhoades, Daniel	10/19/2016	10/19/2016	10/18/2017	849.00	PEST	0.00	1.00	656.00	0.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	624.00	0.00
2-4313	A1 - II	N/A	610	Occupied	Crochet, Russell	10/18/2016	10/18/2016	10/17/2017	874.00	PEST	0.00	1.00	732.00	629.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	700.00	0.00
2-4314	B2P - II	N/A	1341	Occupied	Fridie, Stanton	08/10/2016	08/10/2016	08/05/2017	1,224.00	PEST	0.00	1.00	1,059.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,027.00	0.00
2-4315	B2P - II	N/A	1341	Occupied	Beraun, Miguel	10/06/2016	10/06/2016	10/01/2017	1,204.00	PEST	0.00	1.00	1,295.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,263.00	0.00
2-3444 D	B4 - II	N/A	1450	Occupied-NTV	Thompson, Brant	09/07/2016 03/24/2017	09/07/2016	09/02/2017	1,525.00	EMPLCRED	0.00	(304.00)	1,323.00	0.00	(175.49)
										GARAGE	0.00	75.00
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,520.00	0.00
2-3446 D	B5 - II	N/A	1453	Occupied	Howell, Roger	12/31/2014	12/27/2016	12/26/2017	1,466.00	PEST	0.00	1.00	1,374.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,347.00	0.00
2-3450 D	B4 - II	N/A	1450	Occupied	Perez, Judith	10/23/2013	10/21/2016	10/25/2017	1,480.00	PEST	0.00	1.00	1,580.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,553.00	0.00
2-3452 D	B5 - II	N/A	1453	Occupied	Sommer, Richard	07/15/2015	07/17/2016	07/16/2017	1,466.00	PEST	0.00	1.00	1,544.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,527.00	0.00
2-3456 D	B4 - II	N/A	1450	Occupied	Farrow, Diana	06/12/2016	06/12/2016	06/07/2017	1,480.00	EMPLCRED	0.00	(487.90)	923.10	0.00	(210.65)

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										RENT	1,394.00	0.00
2-3458 D	B5 - II	N/A	1453	Occupied	Amstadt, Robert	11/02/2016	11/02/2016	10/28/2017	1,466.00	PEST	0.00	1.00	1,436.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,404.00	0.00
2-3462 D	B4 - II	N/A	1450	Occupied	Sitzes, Timothy	10/03/2009	05/27/2016	05/22/2017	1,480.00	PEST	0.00	1.00	1,520.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,503.00	0.00
2-3464 D	B5 - II	N/A	1453	Occupied	Boehme, Monique	05/09/2016	05/09/2016	05/04/2017	1,466.00	PEST	0.00	1.00	1,503.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,486.00	0.00
2-3468 D	B4 - II	N/A	1450	Occupied	Schofield, Cindy	05/23/2015	06/03/2016	05/22/2017	1,480.00	PEST	0.00	1.00	1,386.00	340.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,369.00	0.00
2-3470 D	B5 - II	N/A	1453	Occupied	Stevens, Gerald	08/07/2010	08/21/2016	08/16/2017	1,466.00	PEST	0.00	1.00	1,618.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,601.00	0.00
2-3843 D	B5 - II	N/A	1453	Occupied	Walle, Marjorie	06/16/2016	06/16/2016	06/11/2017	1,466.00	PEST	0.00	1.00	1,460.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,443.00	0.00
2-3844 D	B4 - II	N/A	1450	Occupied	Antwine, Bettye	10/07/2009	06/02/2016	05/28/2017	1,480.00	PEST	0.00	1.00	1,505.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,488.00	0.00
2-3845 D	B4 - II	N/A	1450	Occupied	Eakin, Anna	09/27/2009	08/22/2016	08/21/2017	1,480.00	PEST	0.00	1.00	1,425.00	0.00	(10.00)
										REIMB-TRASH	0.00	16.00
										RENT	1,408.00	0.00
2-3846 D	B5 - II	N/A	1453	Occupied	Jones, Christopher	05/16/2015	05/11/2016	05/10/2017	1,466.00	PEST	0.00	1.00	1,291.00	40.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,249.00	0.00
2-3850 D	B4P2 - II	N/A	1450	Occupied	Dyson, JC	06/17/2016	06/17/2016	05/13/2017	1,575.00	PEST	0.00	1.00	1,505.00	1,763.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,463.00		0.00
2-3851 D	B5 - II	N/A	1453	Occupied	Byrd, Brandon	07/08/2015	06/26/2016	06/21/2017	1,466.00	PEST	0.00		1.00		1,471.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,454.00		0.00
2-3852 D	B5 - II	N/A	1453	Occupied	Mays, Forrest	05/25/2016	05/25/2016	05/20/2017	1,466.00	PEST	0.00		1.00		1,435.00		1,793.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,393.00		0.00
2-3853 D	B4 - II	N/A	1450	Occupied	Mcshan, Vivian	10/22/2016	10/22/2016	10/17/2017	1,480.00	PEST	0.00		1.00		1,494.00		731.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,462.00		0.00
2-3856 D	B4P2 - II	N/A	1450	Occupied	Toby, Olya	03/04/2016	09/01/2016	08/27/2017	1,615.00	PEST	0.00		1.00		1,703.00		1,946.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,686.00		0.00
2-3857 D	B5 - II	N/A	1453	Occupied	Hicks, Caroline	01/23/2016	01/18/2017	09/17/2017	1,466.00	PEST	0.00		1.00		1,487.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,460.00		0.00
2-3858 D	B5P2 - II	N/A	1453	Occupied	Dufour, Brian	06/16/2016	06/16/2016	06/11/2017	1,612.00	PEST	0.00		1.00		1,598.00		350.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,581.00		0.00
2-3859 D	B4 - II	N/A	1450	Occupied-NTV	Sirois, Joann	10/12/2014 05/07/2017	07/30/2016	07/29/2017	1,480.00	PEST	0.00		1.00		1,642.00		0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,600.00		0.00
2-3862 D	B4 - II	N/A	1450	Occupied	Magee, Jana	12/27/2013	03/27/2016	03/22/2017	1,480.00	PEST	0.00		1.00		1,488.00		380.00	(203.00)
										REIMB-TRASH	0.00		16.00
										RENT	1,471.00		0.00
		N/A		Pending renewal	Magee, Jana	12/27/2013	03/23/2017	03/18/2018		PEST	0.00	*	1.00	*	1,498.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

										REIMB-VALETTRASH	0.00		10.00
										RENT	1,471.00		0.00
2-3863 D	B5 - II	N/A	1453	Occupied	Jennings, Doug	02/20/2017	02/20/2017	02/15/2018	1,466.00	PEST	0.00		1.00		1,399.00	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,367.00		0.00
2-3864 D	B5 - II	N/A	1453	Occupied	Neilson, Michelle	06/05/2015	05/25/2016	05/24/2017	1,466.00	PEST	0.00		1.00		1,383.00	0.00	0.00
										PETRNT	0.00		30.00
										REIMB-TRASH	0.00		16.00
										RENT	1,336.00		0.00
2-3865 D	B4 - II	N/A	1450	Occupied	Lee, Kenneth	10/17/2015	10/05/2016	09/30/2017	1,480.00	PEST	0.00		1.00		1,530.00	40.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,503.00		0.00
2-3868 D	B4 - II	N/A	1450	Occupied	Ziegler, Laurie	01/11/2017	01/11/2017	01/06/2018	1,480.00	PEST	0.00		1.00		1,313.00	0.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,256.00		0.00
2-3869 D	B5 - II	N/A	1453	Occupied	Parsons, Pamela	09/19/2015	09/14/2016	08/13/2017	1,466.00	PEST	0.00		1.00		1,600.00	340.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,573.00		0.00
2-3870 D	B5 - II	N/A	1453	Occupied	Owens, Karen	12/05/2009	04/02/2016	04/01/2017	1,466.00	PEST	0.00		1.00		1,613.00	0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,596.00		0.00
2-3871 D	B4 - II	N/A	1450	Occupied	Hart, William	07/30/2014	04/11/2016	04/10/2017	1,480.00	PEST	0.00		1.00		1,423.00	540.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,406.00		0.00
2-3874 D	B4 - II	N/A	1450	Vacant	VACANT				1,480.00		0.00	*	32.00	*
2-3875 D	B5P2 - II	N/A	1453	Occupied	Dlabal, Dr. Luke	04/06/2016	04/06/2016	04/01/2017	1,612.00	PEST	0.00		1.00		1,624.00	300.00	0.00
										PETRNT	0.00		50.00
										REIMB-TRASH	0.00		16.00
										RENT	1,557.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

2-3876 D	B5 - II	N/A	1453	Occupied	Magliolo, Traci	03/13/2010	02/07/2017	02/06/2018	1,466.00	PEST	0.00	1.00	1,614.00	0.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,582.00	0.00
2-3877 D	B4 - II	N/A	1450	Occupied	Taylor, Sue	09/28/2009	07/24/2016	07/23/2017	1,480.00	PEST	0.00	1.00	1,399.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										RENT	1,382.00	0.00
2-3880 D	B4 - II	N/A	1450	Occupied	Olvera, David	10/21/2016	10/21/2016	10/16/2017	1,480.00	PEST	0.00	1.00	1,563.00	0.00	0.00
										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,481.00	0.00
2-3881 D	B5 - II	N/A	1453	Occupied	Frost, Robert	07/24/2010	09/08/2016	04/06/2017	1,466.00	PEST	0.00	1.00	1,702.00	0.00	1.28
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,675.00	0.00
2-3882 D	B5 - II	N/A	1453	Occupied	Brown, Paul	02/21/2015	02/17/2017	02/17/2018	1,466.00	PEST	0.00	1.00	1,396.00	300.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,369.00	0.00
2-3883 D	B4P2 - II	N/A	1450	Occupied	Markowski, Helen	11/18/2016	11/18/2016	11/13/2017	1,575.00	PEST	0.00	1.00	1,384.00	50.00	0.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,352.00	0.00
2-3886 D	B4 - II	N/A	1450	Occupied	Baugh, Jimmy	03/01/2017	03/01/2017	02/24/2018	1,520.00	PEST	0.00	1.00	1,376.00	952.00	(1,980.00)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,344.00	0.00
2-3887 D	B5 - II	N/A	1453	Occupied	Bolles, Gwendolyn	07/31/2012	08/30/2016	03/29/2017	1,466.00	PEST	0.00	1.00	1,613.00	0.00	12.00
										REIMB-TRASH	0.00	16.00
										RENT	1,596.00	0.00
2-3888 D	B5 - II	N/A	1453	Occupied	Gossett, Ike	01/27/2016	01/23/2017	01/22/2018	1,466.00	PEST	0.00	1.00	1,526.00	300.00	0.00
										REIMB-TRASH	0.00	16.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										REIMB-VALETTRASH	0.00	10.00
										RENT	1,499.00	0.00
2-3889 D	B4 - II	N/A	1450	Occupied	Picciotti, Ronald	12/10/2016	12/10/2016	07/23/2017	1,525.00	PEST	0.00	1.00	1,539.00	300.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,482.00	0.00
2-3946 D	B4 - II	N/A	1450	Occupied	Willingham, Kristie	04/17/2015	04/12/2016	04/11/2017	1,480.00	PEST	0.00	1.00	1,385.00	0.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										RENT	1,343.00	0.00
2-3947 D	B5 - II	N/A	1453	Occupied	Cerda, Juan	01/17/2015	01/13/2017	01/12/2018	1,466.00	PEST	0.00	1.00	1,439.00	340.00	(2.00)
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	10.00
										RENT	1,412.00	0.00
2-3948 D	B5 - II	N/A	1453	Occupied	Mims, Willie	07/17/2015	07/05/2016	06/30/2017	1,466.00	OFCRCRED	0.00	(592.00)	860.00	0.00	0.34
										PEST	0.00	1.00
										REIMB-TRASH	0.00	16.00
										RENT	1,435.00	0.00
2-3949 D	B4P2 - II	N/A	1450	Occupied-NTV	EXECUTIVE CORPORATE HOUSING IN, *	08/16/2016 05/13/2017	08/16/2016	05/13/2017	1,575.00	PEST	0.00	1.00	1,684.00	300.00	0.00
										PETRNT	0.00	25.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,627.00	0.00
2-3952 D	B4 - II	N/A	1450	Occupied	Gardner, Vanessa	01/27/2017	01/27/2017	01/22/2018	1,480.00	PEST	0.00	1.00	1,457.00	0.00	0.00
										PETRNT	0.00	50.00
										REIMB-TRASH	0.00	16.00
										REIMB-VALETTRASH	0.00	15.00
										RENT	1,375.00	0.00
2-3953 D	B5 - II	N/A	1453	Occupied	Weeks, John	01/02/2016	12/28/2016	12/29/2017	1,466.00	PEST	0.00	1.00	1,555.00	0.00	0.00
										PETRNT	0.00	15.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,513.00		0.00
2-3954 D	B5P2 - II	N/A	1453	Occupied	Roberts Jr., Tommy	06/22/2015	04/18/2016	04/17/2017	1,612.00	PEST	0.00		1.00		1,553.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,536.00		0.00
		N/A		Pending renewal	Roberts Jr., Tommy	06/22/2015	04/18/2017	04/17/2018		PEST	0.00	*	1.00	*	1,578.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,551.00		0.00
2-3955 D	B4 - II	N/A	1450	Occupied	Davis, Cynthia	03/11/2017	03/11/2017	03/06/2018	1,480.00	PEST	0.00		1.00		1,403.00		300.00	0.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,346.00		0.00
2-3958 D	B4 - II	N/A	1450	Occupied	Jimenez, Amanda	08/29/2015	08/17/2016	08/16/2017	1,480.00	PEST	0.00		1.00		1,584.00		0.00	1.00
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										RENT	1,542.00		0.00
2-3959 D	B5 - II	N/A	1453	Occupied	Napoleon, Joseph	02/14/2017	02/14/2017	02/09/2018	1,506.00	PEST	0.00		1.00		1,318.00		300.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,286.00		0.00
2-3960 D	B5 - II	N/A	1453	Occupied	Patel, Ruchir	01/23/2017	01/23/2017	01/18/2018	1,466.00	PEST	0.00		1.00		1,307.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,275.00		0.00
2-3961 D	B4 - II	N/A	1450	Occupied	Burgdorf, William	06/15/2014	06/10/2016	06/09/2017	1,480.00	PEST	0.00		1.00		1,559.00		250.00	0.00
										PETRNT	0.00		15.00
										REIMB-TRASH	0.00		16.00
										RENT	1,527.00		0.00
2-3964 D	B4 - II	N/A	1450	Occupied	Buttram, William	03/10/2016	03/10/2017	03/09/2018	1,480.00	PEST	0.00		1.00		1,524.00		0.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		10.00
										RENT	1,472.00		0.00
2-3965 D	B5 - II	N/A	1453	Occupied	Dixon, Carlesa	02/16/2017	02/16/2017	02/11/2018	1,466.00	PEST	0.00		1.00		1,379.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,347.00		0.00
2-3966 D	B5 - II	N/A	1453	Occupied	Goltz, Cheryl	02/27/2016	03/01/2017	02/28/2018	1,466.00	PEST	0.00		1.00		1,464.00		40.00	(1.00)
										PETRNT	0.00		25.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,407.00		0.00
2-3967 D	B4 - II	N/A	1450	Occupied	Nordon, Scott	09/03/2015	08/29/2016	08/28/2017	1,480.00	PEST	0.00		1.00		1,487.00		300.00	0.00
										REIMB-TRASH	0.00		16.00
										RENT	1,470.00		0.00
2-3970 D	B4 - II	N/A	1450	Occupied	Sidransky, Moises	07/03/2016	07/01/2016	04/27/2017	1,480.00	PEST	0.00		1.00		1,564.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,532.00		0.00
		N/A		Pending renewal	Sidransky, Moises	07/03/2016	04/28/2017	04/27/2018		PEST	0.00	*	1.00	*	1,564.00	*	0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,532.00		0.00
2-3971 D	B5 - II	N/A	1453	Occupied	Sanchez, Rawly	07/24/2015	07/19/2016	07/18/2017	1,466.00	PEST	0.00		1.00		1,573.00		0.00	(133.48)
										PETRNT	0.00		15.00
										REIMB-TRASH	0.00		16.00
										RENT	1,541.00		0.00
2-3972 D	B5 - II	N/A	1453	Occupied	Banks, Gerald	02/16/2017	02/16/2017	02/11/2018	1,466.00	PEST	0.00		1.00		1,427.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,395.00		0.00
2-3973 D	B4 - II	N/A	1450	Occupied	Moate, Randall	01/15/2017	01/15/2017	01/10/2018	1,480.00	PEST	0.00		1.00		1,278.00		0.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	1,246.00		0.00
1-3143LC8	D3 - I	N/A	3088	Occupied	Germany, Ronnie	12/28/2016	12/28/2016	12/23/2017	3,197.00	PEST	0.00		1.00		2,930.00		2,995.00	0.00

										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	2,898.00		0.00
1-3147LC7	D2 - I	N/A	3111	Occupied	Haywood, Rodney	06/20/2013	06/20/2016	06/19/2017	3,264.00	GARAGE	0.00		75.00		3,151.00		3,035.00	0.00

										PEST	0.00		1.00
										RENT	3,075.00		0.00
1-3151LC6	D4 - I	N/A	3081	Vacant-Leased	VACANT				3,362.00		0.00	*	32.00	*
		N/A		Applicant	Ford, Joyce	03/14/2017	03/14/2017	03/13/2018		PEST	0.00	*	1.00	*	3,319.00	*	2,995.00	250.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	3,287.00		0.00
1-3155LC5	D3 - I	N/A	3088	Occupied	Pavkov, Nathaniel	05/30/2016	05/30/2016	05/25/2017	3,197.00	PEST	0.00		1.00		3,181.00		1,547.50	(16.00)

										RENT	3,180.00		0.00

1-3205LC4	D2 - I	N/A	3111	Occupied	Galyean, Thomas	06/22/2016	06/22/2016	06/17/2017	3,264.00	PEST	0.00		1.00		3,150.00		3,075.00	0.00

										PETRNT	0.00		25.00
										RENT	3,124.00		0.00

1-3309LC3	D4 - I	N/A	3081	Vacant	VACANT				3,362.00		0.00	*	32.00	*
1-3313LC2	D3 - I	N/A	3088	Occupied	Dunn, Candace	06/12/2013	06/01/2016	05/31/2017	3,197.00	PEST	0.00		1.00		3,073.00		2,995.00	0.00
										RENT	3,072.00		0.00

1-3317LC1	D2 - I	N/A	3111	Occupied	Tidwell, Michael	12/19/2016	12/19/2016	08/18/2017	3,264.00	PEST	0.00		1.00		3,069.00		0.00	0.00
										REIMB-TRASH	0.00		16.00
										REIMB-VALETTRASH	0.00		15.00
										RENT	3,037.00		0.00
Totals:									701,327.00		623,951.00		17,861.70		641,812.70		163,001.00

Amt / SQFT: Market = 642,124 SQFT; Leased = 602,864 SQFT;

		Average	Average	Market	Average	Leased	Units		Units
Floorplan	# Units	SQFT	Market + Addl.	Amt / SQFT	Leased	Amt / SQFT	Occupied	Occupancy %	Available
A - I	17	600	817.00	1.36	763.59	1.27	17	100.00	1
A1 - I	50	675	972.60	1.44	929.48	1.38	50	100.00	1
A1 - II	26	610	857.27	1.41	773.42	1.27	26	100.00	1
A1P - II	4	610	958.50	1.57	860.75	1.41	4	100.00	0
A1R - I	14	675	1,016.86	1.51	948.57	1.41	14	100.00	1
A1R - II	6	610	884.33	1.45	837.60	1.37	5	83.33	2
A2 - I	17	785	917.47	1.17	850.44	1.08	16	94.12	0
A2 - II	16	755	882.88	1.17	847.29	1.12	14	87.50	1
A2P - I	7	785	1,065.00	1.36	1,058.83	1.35	6	85.71	0
A2P - II	7	755	1,061.86	1.41	919.00	1.22	7	100.00	2
A2P2 - I	1	785	910.00	1.16	887.00	1.13	1	100.00	0
A2P2 - II	1	755	1,152.00	1.53	1,051.00	1.39	1	100.00	0
A2R - I	7	785	954.57	1.22	907.29	1.16	7	100.00	0
A3 - I	22	896	1,003.23	1.12	925.95	1.03	21	95.45	0
A3 - II	22	883	916.50	1.04	867.09	0.98	22	100.00	3
A3P - I	5	896	1,066.00	1.19	1,027.60	1.15	5	100.00	0
A3P - II	11	883	1,026.36	1.16	905.82	1.03	11	100.00	0
A3P2 - I	2	896	1,209.00	1.35	1,162.00	1.30	2	100.00	0
A3P2 - II	1	883	1,002.00	1.13	959.00	1.09	1	100.00	0
A3R - I	3	896	1,111.33	1.24	961.67	1.07	3	100.00	0
A3R - II	2	883	988.50	1.12	890.50	1.01	2	100.00	0
AR - I	15	600	845.33	1.41	813.14	1.36	14	93.33	3
B1 - I	9	1,098	1,131.44	1.03	1,082.00	0.99	9	100.00	1
B1 - II	26	1,248	1,153.73	0.92	1,114.33	0.89	24	92.31	1
B1P - I	4	1,098	1,180.25	1.07	1,133.75	1.03	4	100.00	0
B1P - II	3	1,248	1,256.33	1.01	1,201.67	0.96	3	100.00	0
B1P2 - I	3	1,098	1,198.33	1.09	1,158.00	1.05	3	100.00	0
B1P2 - II	1	1,248	1,254.00	1.00	1,207.00	0.97	1	100.00	0
B1R - II	2	1,248	1,187.00	0.95	1,139.50	0.91	2	100.00	0
B2 - I	3	1,200	1,262.33	1.05	1,094.33	0.91	3	100.00	0
B2 - II	16	1,341	1,128.19	0.84	1,072.31	0.80	16	100.00	1
B2P - I	5	1,200	1,207.00	1.01	1,160.00	0.97	5	100.00	0
B2P - II	16	1,341	1,229.31	0.92	1,166.53	0.87	15	93.75	2
B2P2 - I	3	1,200	1,355.33	1.13	1,295.33	1.08	3	100.00	0
B2R - I	5	1,200	1,131.00	0.94	1,082.25	0.90	4	80.00	0

Amt / SQFT: Market = 642,124 SQFT; Leased = 602,864 SQFT;

		Average	Average	Market	Average	Leased	Units		Units
Floorplan	# Units	SQFT	Market + Addl.	Amt / SQFT	Leased	Amt / SQFT	Occupied	Occupancy %	Available
B3 - I	15	1,246	1,226.00	0.98	1,158.73	0.93	15	100.00	0
B3 - II	4	1,400	1,208.00	0.86	1,138.25	0.81	4	100.00	0
B3P - I	9	1,246	1,330.56	1.07	1,253.78	1.01	9	100.00	1
B3P - II	4	1,400	1,359.50	0.97	1,241.50	0.89	4	100.00	0
B3P2 - I	2	1,246	1,433.50	1.15	1,392.00	1.12	2	100.00	0
B3R - I	6	1,246	1,281.83	1.03	1,327.00	1.07	5	83.33	1
B4 - I	15	1,364	1,356.00	0.99	1,268.40	0.93	15	100.00	2
B4 - II	27	1,450	1,484.81	1.02	1,441.35	0.99	26	96.30	3
B4P - I	8	1,364	1,535.63	1.13	1,438.25	1.05	8	100.00	0
B4P2 - I	3	1,364	1,382.33	1.01	1,441.00	1.06	3	100.00	0
B4P2 - II	4	1,450	1,585.00	1.09	1,532.00	1.06	4	100.00	1
B4R - I	6	1,364	1,388.17	1.02	1,316.60	0.97	5	83.33	1
B5 - II	28	1,453	1,467.43	1.01	1,448.86	1.00	28	100.00	0
B5P2 - II	3	1,453	1,612.00	1.11	1,558.00	1.07	3	100.00	0
C1 - I	3	1,586	1,460.00	0.92	1,237.67	0.78	3	100.00	0
C1P - I	6	1,586	1,735.33	1.09	1,655.50	1.04	6	100.00	0
C1P2 - I	2	1,586	1,905.00	1.20	1,849.00	1.17	2	100.00	0
C1R - I	5	1,586	1,531.00	0.97	1,506.00	0.95	4	80.00	0
C2 - I	5	1,597	1,490.00	0.93	1,323.00	0.83	5	100.00	1
C2P - I	5	1,597	1,700.00	1.06	1,561.50	0.98	4	80.00	0
C2P2 - I	3	1,597	1,620.33	1.01	1,568.33	0.98	3	100.00	0
C2R - I	3	1,597	1,593.67	1.00	1,528.00	0.96	3	100.00	0
D1 - I	14	1,954	1,809.64	0.93	1,625.64	0.83	11	78.57	4
D1P - I	10	1,954	1,945.50	1.00	1,813.71	0.93	7	70.00	1
D1P2 - I	2	1,954	2,019.50	1.03	1,962.50	1.00	2	100.00	0
D1R - I	6	1,954	1,917.83	0.98	1,623.50	0.83	4	66.67	3
D2 - I	3	3,111	3,264.00	1.05	3,078.67	0.99	3	100.00	0
D3 - I	3	3,088	3,197.00	1.04	3,050.00	0.99	3	100.00	0
D4 - I	2	3,081	3,362.00	1.09	0.00	0.00		0.00	1
E1 - II	23	480	809.39	1.69	733.35	1.53	23	100.00	2
E1R - II	1	480	811.00	1.69	787.00	1.64	1	100.00	0
Totals / Averages:	582	1,103	1,205.03	1.09	1,122.21	1.02	556	95.53	41

Occupancy and Rents Summary for Current Date

Unit Status	Market + Addl.	# Units	Potential Rent

Occupied, no NTV	610,568.00	514	572,882.00
Occupied, NTV	35,263.00	30	35,058.00
Occupied NTV Leased	14,792.00	12	16,011.00
Vacant Leased	21,820.00	15	21,820.00
Admin/Down	-	0	-
Vacant Not Leased	18,884.00	11	18,884.00
Totals:	701,327.00	582	664,655.00

Summary Billing by Transaction Code for Current Date

Code	Amount

REIMB-TRASH	8,807.00
GARAGE	2,400.00
REIMB-VALETTRASH	4,738.00
RESREFERRAL	(1,200.00)
RENT	623,951.00
PEST	554.00
EMPLCRED	(1,230.30)
OFCRCRED	(592.00)
PETRNT	4,385.00
Total:	641,812.70

OneSite Rents v3.0	Pegasus Residential, LLC - 310-Cibolo Canyon	Page 1 of 18
03/15/2017 9:00:33AM	RENT ROLL DETAIL	mgt-521-003
As of 03/15/2017

Parameters: Properties - ALL;Show All Unit Designations or Filter by - ALL;Subjournals - ALL;Exclude Formers? - Yes;Sort by - Unit;Report Type - Details + Summary;Show Unit Rent as - Market + Addl.;

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

1010	D2	N/A	3021	Occupied	Tate, Reginald	12/14/2015	11/26/2016	06/12/2017	2,848.00	PESTFEE	0.00	0.00	2,956.00	0.00	(0.96)
										RENT	2,941.00	0.00
										TRASH	0.00	15.00
1101	B5	N/A	1367	Occupied	Hovland, Mark	06/06/2016	06/06/2016	05/30/2017	1,717.00	PESTFEE	0.00	0.00	1,677.00	250.00	0.00
										PETRENT	0.00	20.00
										RENT	1,644.00	0.00
										TRASH	0.00	13.00
1102	D1	N/A	2332	Occupied	Mendiola, Richard	12/19/2014	02/01/2017	01/31/2018	2,285.00	PESTFEE	0.00	0.00	2,153.00	120.00	(0.31)

										RENT	2,133.00	0.00
										TRASH	0.00	20.00
1103	A3	N/A	1027	Occupied	Thomas, Paul	05/28/2016	05/28/2016	05/18/2017	1,137.00	LCINSURANCE	0.00	10.00	1,206.00	0.00	10.00
										PESTFEE	0.00	0.00
										RENT	1,183.00	0.00
										TRASH	0.00	13.00
1104	C1	N/A	1895	Occupied	Hester, David	02/04/2017	02/04/2017	02/01/2018	2,003.00	PESTFEE	0.00	5.00	1,727.00	500.00	0.11
										RENT	1,707.00	0.00
										TRASH	0.00	15.00
1105	A4	N/A	913	Occupied	Ferris, Christine	09/06/2014	10/21/2016	10/16/2017	1,016.00	LCINSURANCE	0.00	10.00	1,021.00	0.00	10.00
										PESTFEE	0.00	0.00
										RENT	998.00	0.00
										TRASH	0.00	13.00
1106	C1	N/A	1895	Occupied	Chary, Sesha	06/20/2015	07/15/2016	04/11/2017	2,028.00	LCINSURANCE	0.00	10.00	1,908.00	0.00	10.00
										PESTFEE	0.00	0.00
										RENT	1,885.00	0.00
										TRASH	0.00	13.00
1107	B2	N/A	1141	Occupied	Teer, Bianca	11/08/2015	12/29/2016	12/29/2017	1,289.00	LCINSURANCE	0.00	10.00	1,239.00	0.00	10.00
										PESTFEE	0.00	0.00
										RENT	1,216.00	0.00
										TRASH	0.00	13.00
1108	B4	N/A	1196	Occupied	Zurita, Juan	05/13/2016	05/13/2016	05/15/2017	1,431.00	PESTFEE	0.00	0.00	1,418.00	0.00	0.00
										RENT	1,405.00	0.00
										TRASH	0.00	13.00
1109	A2	N/A	948	Occupied	DeLeon, Ramiro	08/01/2016	08/01/2016	07/31/2017	907.00	PESTFEE	0.00	0.00	887.00	500.00	0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										RENT	872.00	0.00
										TRASH	0.00	15.00
1110	A1	N/A	808	Occupied	Gonzalez, Marcos	11/08/2014	09/30/2016	10/02/2017	1,031.00	LCINSURANCE	0.00	10.00	971.00	40.00	0.00
										PESTFEE	0.00	0.00
										RENT	948.00	0.00
										TRASH	0.00	13.00
1111	B3	N/A	1119	Occupied	Castellano, Leon	08/22/2015	09/01/2016	08/31/2017	1,293.00	LCINSURANCE	0.00	10.00	770.00	0.00	(4.83)
										OFCRCRED	0.00	(747.00)
										PESTFEE	0.00	0.00
										RENT	1,494.00	0.00
										TRASH	0.00	13.00
1201	B5	N/A	1367	Occupied	Nix, Tom	10/04/2014	07/30/2016	07/25/2017	1,652.00	LCINSURANCE	0.00	10.00	1,641.00	150.00	10.00
										PESTFEE	0.00	0.00
										RENT	1,618.00	0.00
										TRASH	0.00	13.00
1202	D1	N/A	2332	Occupied	Underwood, Allen	06/24/2013	11/25/2016	11/20/2017	2,185.00	PESTFEE	0.00	0.00	2,611.00	570.00	0.00
										RENT	2,591.00	0.00
										TRASH	0.00	20.00
1203	A3	N/A	1027	Occupied	Niavez, Carla	11/22/2014	06/11/2016	06/06/2017	1,087.00	LCINSURANCE	0.00	10.00	1,157.00	40.00	10.00
										PESTFEE	0.00	0.00
										RENT	1,134.00	0.00
										TRASH	0.00	13.00
1204	C1	N/A	1895	Occupied-NTV	Dmochowsky, Connie	12/16/2013 05/03/2017	07/07/2016	05/03/2017	2,003.00	PESTFEE	0.00	0.00	2,232.00	680.00	15.43
										PETRENT	0.00	15.00
										RENT	2,204.00	0.00
										TRASH	0.00	13.00
1205	A4	N/A	913	Occupied	Pastrana, Letycia	12/02/2014	12/22/2016	12/18/2017	1,016.00	PESTFEE	0.00	0.00	1,001.00	40.00	0.00

										RENT	988.00	0.00
										TRASH	0.00	13.00
1206	C1	N/A	1895	Occupied	Ahn, James	07/06/2015	06/01/2016	05/29/2017	1,978.00	PESTFEE	0.00	3.00	1,862.00	0.00	0.00
										RENT	1,849.00	0.00
										TRASH	0.00	10.00
1207	B2	N/A	1141	Occupied	Hopp, Austin	02/09/2017	02/09/2017	01/30/2018	1,289.00	PESTFEE	0.00	5.00	1,170.00	0.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

										RENT	1,150.00		0.00
										TRASH	0.00		15.00
1208	B4	N/A	1196	Occupied	Leal, Linda	10/17/2016	10/17/2016	11/24/2017	1,381.00	PESTFEE	0.00		0.00		1,259.00	500.00	0.00
										RENT	1,244.00		0.00
										TRASH	0.00		15.00
1209	A2	N/A	948	Occupied	Mojica, Jessica	08/01/2015	08/02/2016	07/28/2017	907.00	LCINSURANCE	0.00		10.00		1,129.00	250.00	10.00
										PESTFEE	0.00		0.00
										RENT	1,106.00		0.00
										TRASH	0.00		13.00
1210	A1	N/A	808	Occupied	McKinnerney, Taylor	09/04/2015	09/29/2016	09/29/2017	881.00	PESTFEE	0.00		0.00		1,029.00	150.00	(7.00)
										PETRENT	0.00		20.00
										RENT	996.00		0.00
										TRASH	0.00		13.00
1211	B3	N/A	1119	Occupied	Littleton, Ryan	02/10/2017	02/10/2017	02/05/2018	1,293.00	PESTFEE	0.00		0.00		1,205.00	0.00	0.00
										RENT	1,192.00		0.00
										TRASH	0.00		13.00
1301	B5	N/A	1367	Occupied	Parker, Brenna	06/30/2016	06/30/2016	06/30/2017	1,577.00	PESTFEE	0.00		5.00		1,440.00	0.00	0.00
										RENT	1,420.00		0.00
										TRASH	0.00		15.00
1302	D1	N/A	2332	Occupied	Jacks, Robert	02/21/2017	02/21/2017	09/21/2017	2,235.00	PESTFEE	0.00		5.00		2,556.00	500.00	0.00
										PETRENT	0.00		20.00
										RENT	2,516.00		0.00
										TRASH	0.00		15.00
1303	A3	N/A	1027	Vacant	VACANT				1,112.00		0.00	*	20.00	*
1304	C1	N/A	1895	Occupied	MCKINNON, KATHLEEN	09/09/2016	09/09/2016	09/05/2017	2,053.00	LCINSURANCE	0.00		10.00		1,909.00	750.00	4,961.16
										PESTFEE	0.00		0.00
										RENT	1,886.00		0.00
										TRASH	0.00		13.00
1305	A4	N/A	913	Occupied-NTV	Pusard, Carole	12/22/2016 03/17/2017	12/22/2016	12/22/2017	991.00	LCINSURANCE	0.00		10.00		852.00	500.00	28.77
										PESTFEE	0.00		0.00
										RENT	822.00		0.00

										TRASH	0.00		20.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

1306	C1	N/A	1895	Occupied	Knight, Virgil	10/28/2016	10/28/2016	11/27/2017	2,078.00	PESTFEE	0.00		0.00		2,042.00		500.00	(29.67)
										RENT	2,022.00		0.00
										TRASH	0.00		20.00
1307	B2	N/A	1141	Occupied	Rojas, Elizabeth	10/03/2015	10/28/2016	10/23/2017	1,264.00	LCINSURANCE	0.00		10.00		1,296.00		0.00	3.00
										PESTFEE	0.00		0.00
										RENT	1,273.00		0.00
										TRASH	0.00		13.00
1308	B4	N/A	1196	Occupied	Zapata, Victor	12/20/2014	01/10/2017	01/05/2018	1,406.00	PESTFEE	0.00		0.00		1,343.00		0.00	2,085.09
										RENT	1,323.00		0.00
										TRASH	0.00		20.00
		N/A		Pending renewal	Zapata, Victor	12/20/2014	01/06/2018	01/01/2019		PESTFEE	0.00	*	0.00	*	1,356.00	*	0.00	0.00
										RENT	1,336.00		0.00
										TRASH	0.00		20.00
1309	A2	N/A	948	Occupied	Cruz, Lorren	10/20/2016	10/20/2016	10/16/2017	882.00	PESTFEE	0.00		0.00		907.00		0.00	0.00
										PETRENT	0.00		40.00
										RENT	847.00		0.00
										TRASH	0.00		20.00
1310	A1	N/A	808	Occupied	Watson, Leia	12/30/2015	12/30/2015	03/29/2017	906.00	PESTFEE	0.00		3.00		883.00		0.00	0.00
										RENT	870.00		0.00
										TRASH	0.00		10.00
		N/A		Pending renewal	Watson, Leia	12/30/2015	03/30/2017	03/30/2018		PESTFEE	0.00	*	5.00	*	902.00	*	0.00	0.00
										RENT	882.00		0.00
										TRASH	0.00		15.00
1311	B3	N/A	1119	Occupied	Williams, Stephanie	01/15/2017	01/15/2017	11/15/2017	1,343.00	PESTFEE	0.00		0.00		1,110.00		250.00	0.00
										RENT	1,090.00		0.00
										TRASH	0.00		20.00
1401	B5	N/A	1367	Occupied	Rios, Victoria	09/12/2016	09/12/2016	07/10/2017	1,602.00	PESTFEE	0.00		0.00		1,633.00		0.00	(0.67)
										RENT	1,575.00		0.00
										TRASH	0.00		13.00
										WASH/DRY	0.00		45.00
1402	D1	N/A	2332	Occupied	Meriwether, Casidhe	11/18/2016	11/18/2016	08/11/2017	2,310.00	PESTFEE	0.00		0.00		2,101.00		500.00	0.00
										PETRENT	0.00		20.00
										RENT	2,061.00		0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

										TRASH	0.00		20.00
1403	A3	N/A	1027	Occupied	Delgado, Georgina	03/03/2017	03/03/2017	02/26/2018	1,137.00	LCINSURANCE	0.00		10.00		1,125.00	250.00	2,729.68
										PESTFEE	0.00		5.00
										RENT	1,095.00		0.00
										TRASH	0.00		15.00
1404	C1	N/A	1895	Vacant	VACANT				2,128.00		0.00	*	20.00	*
1405	A4	N/A	913	Occupied	Stewart, Lane	09/02/2016	09/02/2016	06/30/2017	1,066.00	LCINSURANCE	0.00		10.00		1,050.00	140.00	(0.43)
										PESTFEE	0.00		5.00
										RENT	1,020.00		0.00
										TRASH	0.00		15.00
1406	C1	N/A	1895	Occupied	Osorio, Alejandro	03/03/2017	03/03/2017	03/28/2018	2,103.00	PESTFEE	0.00		5.00		2,015.00	984.00	341.05
										RENT	1,995.00		0.00
										TRASH	0.00		15.00
1407	B2	N/A	1141	Occupied	Reeder, Martha	09/09/2016	09/09/2016	08/07/2017	1,339.00	PESTFEE	0.00		0.00		1,391.00	250.00	30.00
										RENT	1,378.00		0.00
										TRASH	0.00		13.00
1408	B4	N/A	1196	Occupied	Cooper, Sandra	09/28/2016	09/28/2016	04/27/2017	1,431.00	PESTFEE	0.00		0.00		1,371.00	0.00	(22.59)
										PETRENT	0.00		20.00
										RENT	1,338.00		0.00
										TRASH	0.00		13.00
1409	A2	N/A	948	Occupied	Petiton, Alejandro	11/13/2015	11/13/2015	02/20/2017	957.00	LCINSURANCE	0.00		10.00		936.00	0.00	6.09
										PESTFEE	0.00		0.00
										RENT	913.00		0.00
										TRASH	0.00		13.00
1410	A1	N/A	808	Occupied	Senna, Stephanie	08/27/2014	10/22/2016	07/19/2017	931.00	PESTFEE	0.00		0.00		1,092.00	550.00	0.00
										PETRENT	0.00		20.00
										RENT	1,052.00		0.00

										TRASH	0.00		20.00
1411	B3	N/A	1119	Occupied-NTV	Reid, Alex	09/22/2012 03/24/2017	06/30/2016	06/30/2017	1,418.00	PESTFEE	0.00		0.00		1,418.00	380.00	(19.74)
										RENT	1,405.00		0.00

										TRASH	0.00		13.00
2101	B5	N/A	1367	Occupied	Walkup, Eric	12/04/2014	11/19/2016	04/18/2017	1,692.00	PESTFEE	0.00		0.00		1,531.00	40.00	0.00
										RENT	1,511.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										TRASH	0.00	20.00
2102	D1	N/A	2332	Occupied	Provenzano, Domenico	01/29/2016	01/29/2016	04/28/2017	2,310.00	LCINSURANCE	0.00	10.00	2,189.00	0.00	10.00
										PESTFEE	0.00	0.00

										RENT	2,166.00	0.00
										TRASH	0.00	13.00
2103	A3	N/A	1027	Occupied	Croxson, Jerrica	07/12/2016	07/12/2016	07/14/2017	1,097.00	PESTFEE	0.00	0.00	1,196.00	0.00	0.00
										RENT	1,183.00	0.00
										TRASH	0.00	13.00
2104	C1	N/A	1895	Occupied	Robinson, Ryan	04/07/2016	04/07/2016	05/26/2017	2,028.00	PESTFEE	0.00	0.00	2,063.00	0.00	15.43
										RENT	2,050.00	0.00
										TRASH	0.00	13.00
2105	A4	N/A	913	Occupied	Longoria, Brooke	12/19/2016	12/19/2016	10/27/2017	1,026.00	LCINSURANCE	0.00	10.00	905.00	250.00	18.94
										PESTFEE	0.00	0.00
										RENT	880.00	0.00
										TRASH	0.00	15.00
2106	C1	N/A	1895	Occupied	Keller, Gloria	03/07/2016	03/04/2017	02/27/2018	2,003.00	PESTFEE	0.00	5.00	2,181.00	0.00	0.00
										RENT	2,161.00	0.00
										TRASH	0.00	15.00
2107	B2	N/A	1141	Occupied	Diaz, E Denisse	03/17/2015	04/18/2016	04/13/2017	1,299.00	PESTFEE	0.00	0.00	1,260.00	0.00	0.00
										RENT	1,247.00	0.00
										TRASH	0.00	13.00
2108	B4	N/A	1196	Occupied	Dunford, Cherish	12/19/2014	10/18/2016	10/13/2017	1,406.00	LCINSURANCE	0.00	10.00	1,299.00	250.00	8.69
										PESTFEE	0.00	0.00
										RENT	1,276.00	0.00
										TRASH	0.00	13.00
2109	A2	N/A	948	Occupied	Hunter, Dominique	12/06/2016	12/06/2016	12/01/2017	932.00	PESTFEE	0.00	0.00	839.00	250.00	0.00
										PETRENT	0.00	20.00
										RENT	799.00	0.00
										TRASH	0.00	20.00
2110	A1	N/A	808	Occupied	Patten, Chris	08/01/2016	08/01/2016	07/31/2017	1,016.00	PESTFEE	0.00	0.00	1,336.00	500.00	15.43
										RENT	1,323.00	0.00
										TRASH	0.00	13.00
2111	B3	N/A	1119	Occupied	Davila, Kaitlyn	11/28/2016	11/28/2016	12/20/2017	1,318.00	PESTFEE	0.00	0.00	1,190.00	250.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

										RENT	1,170.00		0.00
										TRASH	0.00		20.00
2201	B5	N/A	1367	Occupied	Tinoco, Evelyn	08/18/2016	08/18/2016	08/18/2017	1,577.00	PESTFEE	0.00		0.00		1,350.00	250.00	(7.00)
										RENT	1,337.00		0.00
										TRASH	0.00		13.00
2202	D1	N/A	2332	Occupied-NTV	Bass, Zainad	08/03/2015 04/03/2017	05/04/2016	04/28/2017	2,160.00	PESTFEE	0.00		3.00		2,487.00	0.00	0.00
										RENT	2,474.00		0.00
										TRASH	0.00		10.00
2203	A3	N/A	1027	Occupied	Allen, Aaron	11/26/2016	11/26/2016	09/22/2017	1,097.00	PESTFEE	0.00		0.00		1,018.00	250.00	0.00
										PETRENT	0.00		20.00
										RENT	978.00		0.00
										TRASH	0.00		20.00
2204	C1	N/A	1895	Vacant	VACANT				1,978.00		0.00	*	20.00	*
2205	A4	N/A	913	Occupied	Jones, Tiffany	12/01/2015	03/01/2017	06/29/2017	976.00	PESTFEE	0.00		5.00		984.00	0.00	(1,134.96)
										RENT	964.00		0.00
										TRASH	0.00		15.00
2206	C1	N/A	1895	Vacant-Leased	VACANT				2,003.00		0.00	*	20.00	*
		N/A		Pending	Bass, Zainad	04/01/2017	04/01/2017	04/02/2018		PESTFEE	0.00	*	5.00	*	2,010.00	0.00	0.00
										RENT	1,990.00		0.00
										TRASH	0.00		15.00
2207	B2	N/A	1141	Occupied	Ruiz, Stefanie	06/28/2016	06/28/2016	06/23/2017	1,249.00	LCINSURANCE	0.00		10.00		1,113.00	0.00	10.00
										PESTFEE	0.00		0.00
										RENT	1,090.00		0.00
										TRASH	0.00		13.00
2208	B4	N/A	1196	Occupied	Gonzales, Susan	01/15/2017	01/15/2017	01/15/2018	1,406.00	LCINSURANCE	0.00		10.00		1,132.00	0.00	0.00
										PESTFEE	0.00		0.00
										RENT	1,102.00		0.00
										TRASH	0.00		20.00
2209	A2	N/A	948	Occupied	Rankin, Rochelle	01/12/2017	01/12/2017	12/08/2017	882.00	PESTFEE	0.00		0.00		799.00	250.00	(30.01)
										RENT	779.00		0.00
										TRASH	0.00		20.00
2210	A1	N/A	808	Occupied-NTV	Cameron, Cody	09/18/2014 05/03/2017	10/12/2016	09/06/2017	906.00	PESTFEE	0.00		0.00		906.00	0.00	0.00
										RENT	893.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										TRASH	0.00	13.00
2211	B3	N/A	1119	Occupied	Schulze, Brenna	11/21/2016	11/21/2016	12/29/2017	1,268.00	LCINSURANCE	0.00	10.00	1,154.00	525.00	0.69
										PESTFEE	0.00	5.00
										RENT	1,124.00	0.00
										TRASH	0.00	15.00
2301	B5	N/A	1367	Occupied	Williamson, Carl	01/31/2017	01/31/2017	09/28/2017	1,552.00	PESTFEE	0.00	0.00	1,484.00	250.00	0.00
										RENT	1,464.00	0.00
										TRASH	0.00	20.00
2302	D1	N/A	2332	Occupied	Womack, Christie	03/11/2016	02/21/2017	02/16/2018	2,260.00	LCINSURANCE	0.00	10.00	2,241.00	500.00	0.00
										PESTFEE	0.00	5.00
										PETRENT	0.00	20.00
										RENT	2,191.00	0.00
										TRASH	0.00	15.00
2303	A3	N/A	1027	Occupied	Patel, Amitkumar	07/01/2009	08/25/2016	08/31/2017	1,072.00	PESTFEE	0.00	0.00	1,123.00	330.00	0.00
										RENT	1,110.00	0.00
										TRASH	0.00	13.00
2304	C1	N/A	1895	Occupied	Garcia, Mark	10/27/2012	05/24/2016	05/19/2017	2,078.00	PESTFEE	0.00	0.00	2,306.00	830.00	0.00
										PETRENT	0.00	15.00
										RENT	2,278.00	0.00
										TRASH	0.00	13.00
2305	A4	N/A	913	Occupied	Bousquet, Karlan	03/03/2017	03/03/2017	02/02/2018	1,001.00	PESTFEE	0.00	5.00	961.00	250.00	0.00
										PETRENT	0.00	20.00
										RENT	921.00	0.00
										TRASH	0.00	15.00
2306	C1	N/A	1895	Occupied-NTV	Varney, David	07/26/2016 04/30/2017	07/26/2016	03/23/2017	2,053.00	PESTFEE	0.00	0.00	1,983.00	500.00	271.78
										PETRENT	0.00	20.00
										RENT	1,950.00	0.00
										TRASH	0.00	13.00
2307	B2	N/A	1141	Occupied	Bivens, Cortrelle	08/12/2014	08/13/2016	08/08/2017	1,274.00	PESTFEE	0.00	0.00	1,268.00	40.00	1,442.69
										RENT	1,255.00	0.00
										TRASH	0.00	13.00
2308	B4	N/A	1196	Occupied	Rodriguez, Steven	07/10/2015	07/09/2016	07/04/2017	1,381.00	PESTFEE	0.00	0.00	1,357.00	1,325.00	(7.00)

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

										RENT	1,344.00		0.00
										TRASH	0.00		13.00
2309	A2	N/A	948	Occupied	Foster, Thalia	12/30/2015	01/28/2017	01/23/2018	907.00	PESTFEE	0.00		0.00		852.00	0.00	0.00
										PETRENT	0.00		20.00
										RENT	812.00		0.00
										TRASH	0.00		20.00
2310	A1	N/A	808	Occupied	McCormack, Diana	04/25/2015	05/26/2016	05/26/2017	881.00	LCINSURANCE	0.00		10.00		883.00	823.00	10.00
										PESTFEE	0.00		0.00
										RENT	860.00		0.00
										TRASH	0.00		13.00
2311	B3	N/A	1119	Occupied	Montez, Johnnie	08/05/2016	08/05/2016	08/04/2017	1,368.00	PESTFEE	0.00		0.00		1,356.00	500.00	0.00
										RENT	1,343.00		0.00
										TRASH	0.00		13.00
2401	B5	N/A	1367	Vacant	VACANT				1,627.00		0.00	*	20.00	*
2402	D1	N/A	2332	Occupied	Bazzy, Chris	01/09/2015	03/10/2016	04/04/2017	2,285.00	PESTFEE	0.00		0.00		2,259.00	630.00	0.00
										PETRENT	0.00		15.00
										RENT	2,231.00		0.00
										TRASH	0.00		13.00
2403	A3	N/A	1027	Occupied-NTV	Carrillo, Louie	05/09/2016 05/04/2017	05/09/2016	05/04/2017	1,147.00	PESTFEE	0.00		0.00		1,260.00	0.00	(5.00)
										RENT	1,247.00		0.00
										TRASH	0.00		13.00
2404	C1	N/A	1895	Occupied	Fahel, Mamoon (Moon)	09/19/2016	09/19/2016	09/14/2017	2,103.00	PESTFEE	0.00		0.00		2,003.00	0.00	24.69
										RENT	1,990.00		0.00
										TRASH	0.00		13.00
2405	A4	N/A	913	Occupied	Heimer, Kaytlee	11/29/2015	02/01/2017	01/26/2018	1,026.00	PESTFEE	0.00		0.00		1,099.00	0.00	(20.00)
										RENT	1,079.00		0.00
										TRASH	0.00		20.00
2406	C1	N/A	1895	Occupied	Fischer, Michelle	04/27/2016	04/27/2016	05/22/2017	2,128.00	LCINSURANCE	0.00		10.00		2,071.00	0.00	10.00
										PESTFEE	0.00		0.00
										RENT	2,048.00		0.00
										TRASH	0.00		13.00
2407	B2	N/A	1141	Occupied	Ewing, Melba	05/23/2015	06/30/2016	06/23/2017	1,299.00	PESTFEE	0.00		0.00		1,278.00	250.00	15.43

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	1,265.00		0.00
										TRASH	0.00		13.00
2408	B4	N/A	1196	Occupied	Cartall, Louis	09/12/2014	05/28/2016	04/24/2017	1,456.00	PESTFEE	0.00		0.00		1,565.00		330.00	0.00
										RENT	1,552.00		0.00
										TRASH	0.00		13.00
2409	A2	N/A	948	Occupied	McGinley, Luc	01/04/2017	01/04/2017	01/01/2018	932.00	PESTFEE	0.00		0.00		852.00		250.00	0.00
										RENT	832.00		0.00
										TRASH	0.00		20.00
2410	A1	N/A	808	Occupied	Freiheit, Rachel	07/31/2015	08/30/2016	08/25/2017	956.00	PESTFEE	0.00		5.00		938.00		150.00	0.00
										RENT	918.00		0.00
										TRASH	0.00		15.00
2411	B3	N/A	1119	Occupied	Byler, David	09/20/2016	09/20/2016	09/19/2017	1,393.00	PESTFEE	0.00		0.00		1,371.00		0.00	15.43
										RENT	1,358.00		0.00
										TRASH	0.00		13.00
3101	B5	N/A	1367	Occupied	Prollock, Brian	03/14/2015	04/08/2016	04/03/2017	1,717.00	PESTFEE	0.00		0.00		1,547.00		120.00	0.00
										RENT	1,534.00		0.00
										TRASH	0.00		13.00
		N/A		Pending renewal	Prollock, Brian	03/14/2015	04/04/2017	03/30/2018		PESTFEE	0.00	*	5.00	*	1,600.00	*	0.00	0.00
										RENT	1,580.00		0.00
										TRASH	0.00		15.00
3102	D1	N/A	2332	Occupied	Schmidt, Jimmie	10/09/2016	10/09/2016	06/12/2017	2,285.00	PESTFEE	0.00		0.00		2,099.00		500.00	(292.00)
										PETRENT	0.00		40.00
										RENT	2,046.00		0.00
										TRASH	0.00		13.00
3103	A3	N/A	1027	Occupied	David, Devon	01/13/2016	07/13/2016	07/14/2017	1,137.00	LCINSURANCE	0.00		10.00		1,181.00		300.00	10.00
										PESTFEE	0.00		0.00
										PETRENT	0.00		20.00
										RENT	1,138.00		0.00
										TRASH	0.00		13.00
3104	C1	N/A	1895	Occupied	Montelongo, Genaro	06/06/2016	06/06/2016	06/29/2017	2,003.00	INSURANCE	0.00		10.00		2,063.00		300.00	2,228.43
										PESTFEE	0.00		0.00
										PETRENT	0.00		40.00
										RENT	2,000.00		0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing	On Hand	Balance

										TRASH	0.00		13.00
3105	A4	N/A	913	Occupied-NTV	Howard, Tiffany	05/29/2016 05/29/2017	05/29/2016	05/29/2017	1,016.00	LCINSURANCE	0.00		10.00		1,089.00	300.00	(3.88)
										PESTFEE	0.00		0.00
										RENT	1,066.00		0.00
										TRASH	0.00		13.00
3106	C1	N/A	1895	Vacant	VACANT				2,028.00		0.00	*	20.00	*
3107	B2	N/A	1141	Occupied	Doan, Lauren	10/08/2014	08/26/2016	08/31/2017	1,289.00	EMPLCRED	0.00		(235.00)		960.00	0.00	0.00
										PESTFEE	0.00		5.00
										RENT	1,175.00		0.00
										TRASH	0.00		15.00
3108	B4	N/A	1196	Occupied	DeLaune OConnell, Vanessa	09/26/2016	09/26/2016	08/17/2017	1,431.00	PESTFEE	0.00		0.00		1,342.00	0.00	17.69
										PETRENT	0.00		20.00
										RENT	1,309.00		0.00
										TRASH	0.00		13.00
3109	A2	N/A	948	Occupied	Petersen, Mads	08/23/2016	08/23/2016	08/18/2017	907.00	LCINSURANCE	0.00		10.00		1,002.00	250.00	1,076.69
										PESTFEE	0.00		0.00
										PETRENT	0.00		40.00
										RENT	939.00		0.00
										TRASH	0.00		13.00
3110	A1	N/A	808	Occupied	Brown, Chedra	09/02/2016	09/02/2016	09/01/2017	931.00	LCINSURANCE	0.00		10.00		939.00	708.00	10.00
										PESTFEE	0.00		0.00
										RENT	916.00		0.00
										TRASH	0.00		13.00
3111	B3	N/A	1119	Occupied	Federici, Christopher	06/08/2016	06/08/2016	06/12/2017	1,293.00	LCINSURANCE	0.00		10.00		1,371.00	0.00	10.00
										PESTFEE	0.00		0.00
										RENT	1,303.00		0.00
										TRASH	0.00		13.00
										WASH/DRY	0.00		45.00
3201	B5	N/A	1367	Occupied	Ramirez, Jessica	10/17/2016	10/17/2016	11/24/2017	1,552.00	PESTFEE	0.00		0.00		1,464.00	250.00	(10.88)
										RENT	1,444.00		0.00
										TRASH	0.00		20.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

3202	D1	N/A	2332	Occupied	Hughes, Derek	12/05/2016	12/05/2016	09/04/2017	2,185.00	PESTFEE	0.00		0.00		1,913.00		500.00	0.00
										PETRENT	0.00		20.00
										RENT	1,873.00		0.00
										TRASH	0.00		20.00
3203	A3	N/A	1027	Vacant-Leased	VACANT				1,087.00		0.00	*	20.00	*
		N/A		Pending	Pusard, Carole	03/16/2017	03/16/2017	03/15/2018		PESTFEE	0.00	*	5.00	*	1,191.00	*	0.00	0.00
										RENT	1,171.00		0.00
										TRASH	0.00		15.00
3204	C1	N/A	1895	Occupied	Dupree, Richard	05/17/2016	05/17/2016	06/12/2017	2,003.00	PESTFEE	0.00		0.00		2,086.00		0.00	15.43
										RENT	2,073.00		0.00
										TRASH	0.00		13.00
3205	A4	N/A	913	Occupied	Jordan, Dustin	01/06/2016	12/31/2016	11/30/2017	1,016.00	LCINSURANCE	0.00		10.00		1,043.00		0.00	7.00
										PESTFEE	0.00		0.00
										PETRENT	0.00		15.00
										RENT	998.00		0.00
										TRASH	0.00		20.00
3206	C1	N/A	1895	Occupied	Villegas, Anthony	08/12/2015	07/30/2016	07/25/2017	1,978.00	LCINSURANCE	0.00		10.00		1,875.00		1,000.00	24.69
										PESTFEE	0.00		5.00
										RENT	1,845.00		0.00
										TRASH	0.00		15.00
3207	B2	N/A	1141	Occupied	Pedroza, Elicia	03/02/2017	03/02/2017	03/05/2018	1,289.00	PESTFEE	0.00		5.00		1,172.00		800.00	50.00
										PETRENT	0.00		20.00
										RENT	1,132.00		0.00
										TRASH	0.00		15.00
3208	B4	N/A	1196	Occupied	Green, Jonathan	05/14/2016	05/14/2016	05/03/2017	1,381.00	LCINSURANCE	0.00		10.00		1,327.00		0.00	0.00
										PESTFEE	0.00		0.00
										RENT	1,304.00		0.00
										TRASH	0.00		13.00
3209	A2	N/A	948	Occupied	Iwase, Tsutomu	09/23/2011	08/11/2016	08/07/2017	907.00	LCINSURANCE	0.00		10.00		1,182.00		290.00	6.69
										PESTFEE	0.00		0.00
										RENT	1,159.00		0.00
										TRASH	0.00		13.00
3210	A1	N/A	808	Vacant-Leased	VACANT				881.00		0.00	*	20.00	*
		N/A		Applicant	Villarreal, Taylor	03/22/2017	03/22/2017	03/13/2018		PESTFEE	0.00	*	5.00	*	816.00	*	0.00	0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										RENT	796.00		0.00
										TRASH	0.00		15.00
3211	B3	N/A	1119	Occupied	Gonzalez, Lissette	01/20/2017	01/20/2017	02/14/2018	1,293.00	PESTFEE	0.00		0.00		1,193.00		0.00	0.00
										RENT	1,173.00		0.00
										TRASH	0.00		20.00
3301	B5	N/A	1367	Occupied	Huerta, Adrian	01/15/2016	01/10/2017	09/07/2017	1,577.00	PESTFEE	0.00		0.00		1,519.00		0.00	0.00
										RENT	1,499.00		0.00
										TRASH	0.00		20.00
3302	D1	N/A	2332	Occupied	Stubblefield, Melvin	10/21/2016	10/21/2016	10/20/2017	2,160.00	LCINSURANCE	0.00		10.00		1,938.00		500.00	0.00
										PESTFEE	0.00		0.00
										RENT	1,908.00		0.00
										TRASH	0.00		20.00
3303	A3	N/A	1027	Occupied	Maloney, Daniel	08/10/2016	08/10/2016	08/01/2017	1,112.00	PESTFEE	0.00		0.00		1,196.00		250.00	0.00
										RENT	1,176.00		0.00
										TRASH	0.00		20.00
3304	C1	N/A	1895	Occupied	Faison, Denise	09/05/2011	10/01/2016	08/31/2017	2,053.00	PESTFEE	0.00		0.00		2,270.00		290.00	(2.00)
										PETRENT	0.00		15.00
										RENT	2,242.00		0.00
										TRASH	0.00		13.00
3305	A4	N/A	913	Occupied	Arredondo, Myra	02/01/2015	02/27/2016	03/31/2017	991.00	PESTFEE	0.00		0.00		932.00		0.00	24.69
										RENT	919.00		0.00
										TRASH	0.00		13.00
		N/A		Pending renewal	Arredondo, Myra	02/01/2015	04/01/2017	03/27/2018		PESTFEE	0.00	*	5.00	*	966.00	*	0.00	0.00
										RENT	946.00		0.00
										TRASH	0.00		15.00
3306	C1	N/A	1895	Occupied	Berry, Leigh	04/16/2012	10/13/2016	10/09/2017	2,078.00	LCINSURANCE	0.00		10.00		2,278.00		720.00	4,954.04
										PESTFEE	0.00		0.00
										RENT	2,255.00		0.00
										TRASH	0.00		13.00
3307	B2	N/A	1141	Occupied-NTV	Garza, Amy	02/24/2016 03/31/2017	02/24/2016	05/19/2017	1,264.00	LCINSURANCE	0.00		10.00		1,208.00		0.00	10.00
										RENT	1,185.00		0.00
										TRASH	0.00		13.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

3308	B4	N/A	1196	Occupied	Cowan, Tristan	12/19/2016	12/19/2016	12/11/2017	1,406.00	PESTFEE	0.00		5.00		1,201.00		525.00	425.00
										RENT	1,181.00		0.00
										TRASH	0.00		15.00
3309	A2	N/A	948	Occupied	Ngamdee, David	11/18/2016	11/18/2016	11/13/2017	882.00	LCINSURANCE	0.00		10.00		870.00		250.00	0.00
										PESTFEE	0.00		0.00
										RENT	847.00		0.00
										TRASH	0.00		13.00
3310	A1	N/A	808	Occupied	Wood, Doris	09/07/2016	09/07/2016	07/14/2017	981.00	PESTFEE	0.00		0.00		954.00		250.00	0.00
										RENT	941.00		0.00
										TRASH	0.00		13.00
3311	B3	N/A	1119	Occupied	Elrod, Gustin	07/01/2016	07/01/2016	06/26/2017	1,343.00	LCINSURANCE	0.00		10.00		1,288.00		775.00	3.00
										PESTFEE	0.00		0.00
										PETRENT	0.00		20.00
										RENT	1,245.00		0.00
										TRASH	0.00		13.00
3401	B5	N/A	1367	Occupied	Flores, Cheri	01/27/2017	01/27/2017	11/23/2017	1,602.00	PESTFEE	0.00		0.00		1,532.00		250.00	(7.00)
										PETRENT	0.00		40.00
										RENT	1,479.00		0.00
										TRASH	0.00		13.00
3402	D1	N/A	2332	Occupied	Mitchell, Marta	01/12/2015	07/12/2016	07/07/2017	2,310.00	PESTFEE	0.00		0.00		2,101.00		290.00	0.00
										RENT	2,088.00		0.00
										TRASH	0.00		13.00
3403	A3	N/A	1027	Occupied	Verret, Beauregard	02/22/2017	02/22/2017	02/21/2018	1,137.00	PESTFEE	0.00		5.00		997.00		250.00	454.25
										RENT	977.00		0.00
										TRASH	0.00		15.00
3404	C1	N/A	1895	Occupied	Shoor, Daniel	11/18/2015	12/14/2016	12/08/2017	2,128.00	LCINSURANCE	0.00		10.00		2,281.00		0.00	15.43
										PESTFEE	0.00		0.00
										RENT	2,251.00		0.00
										TRASH	0.00		20.00
3405	A4	N/A	913	Vacant-Leased	VACANT				1,066.00		0.00	*	20.00	*
		N/A		Pending	Garza, Amy	03/18/2017	03/18/2017	02/16/2018		LCINSURANCE	0.00	*	10.00	*	1,075.00	*	0.00	0.00
										PESTFEE	0.00		5.00
										RENT	1,045.00		0.00

Details

													Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease		Charges/		Total		Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent		Credits		Billing		On Hand	Balance

										TRASH	0.00		15.00
3406	C1	N/A	1895	Occupied	Jacobs, Glyn	05/24/2014	07/01/2016	06/26/2017	2,103.00	LCINSURANCE	0.00		10.00		2,479.00		970.00	0.00
										PESTFEE	0.00		0.00
										PETRENT	0.00		15.00
										RENT	2,441.00		0.00
										TRASH	0.00		13.00
3407	B2	N/A	1141	Occupied	Wallace, Iesha	12/01/2015	02/24/2017	02/23/2018	1,339.00	PESTFEE	0.00		5.00		1,276.00		250.00	0.00
										RENT	1,256.00		0.00
										TRASH	0.00		15.00
3408	B4	N/A	1196	Occupied	Escalante, Miguel	10/24/2016	10/24/2016	11/03/2017	1,431.00	PESTFEE	0.00		0.00		1,342.00		0.00	0.00
										RENT	1,322.00		0.00
										TRASH	0.00		20.00
3409	A2	N/A	948	Occupied	Saunders, Danielle	12/21/2016	12/21/2016	11/20/2017	957.00	LCINSURANCE	0.00		10.00		955.00		726.00	0.00
										PESTFEE	0.00		3.00
										RENT	932.00		0.00
										TRASH	0.00		10.00
3410	A1	N/A	808	Vacant-Leased	VACANT				1,006.00		0.00	*	20.00	*
		N/A		Applicant	Hicks, Linda	03/18/2017	03/18/2017	03/19/2018		PESTFEE	0.00	*	5.00	*	1,119.00	*	0.00	0.00
										RENT	1,099.00		0.00
										TRASH	0.00		15.00
3411	B3	N/A	1119	Occupied	Sails, Michael	06/19/2015	07/16/2016	06/30/2017	1,418.00	PESTFEE	0.00		0.00		1,441.00		40.00	15.43
										RENT	1,428.00		0.00
										TRASH	0.00		13.00
4010	C2	N/A	2494	Occupied	Hafer, Dwayne	01/01/2017	01/01/2017	01/26/2018	2,764.00	PESTFEE	0.00		0.00		2,560.00		430.00	0.00
										RENT	2,547.00		0.00
										TRASH	0.00		13.00
5010	C2	N/A	2494	Occupied	Klekotka, John	07/09/2016	07/09/2016	07/03/2017	2,789.00	LCINSURANCE	0.00		10.00		2,595.00		1,000.00	(3.00)
										PESTFEE	0.00		0.00
										PETRENT	0.00		20.00
										RENT	2,552.00		0.00
										TRASH	0.00		13.00
6010	C2	N/A	2494	Occupied	Mardechia, Bora	02/01/2017	02/02/2017	01/30/2018	2,764.00	PESTFEE	0.00		5.00		2,764.00		500.00	0.00
										RENT	2,744.00		0.00

Details

												Other
		Unit		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges/	Total	Dep
Unit	Floorplan	Designation	SQFT	Status	Name	Move-Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

										TRASH	0.00	15.00
7010	C2	N/A	2494	Occupied	Denniston, Sarah	09/11/2013	07/16/2016	07/11/2017	2,789.00	PESTFEE	0.00	0.00	2,638.00	660.00	0.00
										RENT	2,625.00	0.00
										TRASH	0.00	13.00
8010	C2	N/A	2494	Occupied	Howard, Dannie	07/19/2016	07/19/2016	09/12/2017	2,764.00	LCINSURANCE	0.00	10.00	2,706.00	0.00	(10.81)
										PESTFEE	0.00	0.00
										RENT	2,683.00	0.00
										TRASH	0.00	13.00
9010	D2	N/A	3021	Occupied	Smith, Lacey	10/19/2016	10/19/2016	05/26/2017	2,873.00	PESTFEE	0.00	0.00	2,689.00	0.00	0.00
										RENT	2,676.00	0.00
										TRASH	0.00	13.00
Totals:									211,430.00		190,780.00	2,219.00	192,999.00	33,361.00

-- Historically generated Rent Roll Detail data may differ due to the following product functions (including but not limited to) --

· Back-dated move-ins/outs or apply dates

· Applicants transferred to another unit will appear in the new unit, not the old

· Cancelling notices to vacate or transfer

· Undoing move-ins/outs or transfers

Amt / SQFT: Market = 194,204 SQFT; Leased = 180,674 SQFT;

		Average	Average	Market	Average	Leased	Units		Units
Floorplan	# Units	SQFT	Market + Addl.	Amt / SQFT	Leased	Amt / SQFT	Occupied	Occupancy %	Available
A1	12	808	942.25	1.17	971.70	1.20	10	83.33	1
A2	12	948	913.25	0.96	903.08	0.95	12	100.00	0
A3	12	1,027	1,113.25	1.08	1,122.10	1.09	10	83.33	2
A4	12	913	1,017.25	1.11	968.64	1.06	11	91.67	2
B2	12	1,141	1,290.25	1.13	1,218.50	1.07	12	100.00	1
B3	12	1,119	1,336.75	1.19	1,277.08	1.14	12	100.00	1
B4	12	1,196	1,412.25	1.18	1,308.33	1.09	12	100.00	0
B5	12	1,367	1,620.33	1.19	1,502.27	1.10	11	91.67	1
C1	24	1,895	2,046.75	1.08	2,056.60	1.09	20	83.33	5
C2	5	2,494	2,774.00	1.11	2,630.20	1.05	5	100.00	0
D1	12	2,332	2,247.50	0.96	2,189.83	0.94	12	100.00	1
D2	2	3,021	2,860.50	0.95	2,808.50	0.93	2	100.00	0
Totals / Averages:	139	1,397	1,521.08	1.09	1,478.91	1.06	129	92.81	14

Occupancy and Rents Summary for Current Date

Unit Status	Market + Addl.	# Units	Potential Rent

Occupied, no NTV	183,556.00	120	177,534.00
Occupied, NTV	12,958.00	9	13,246.00
Occupied NTV Leased	-	0	-
Vacant Leased	6,043.00	5	6,043.00
Admin/Down	-	0	-
Vacant Not Leased	8,873.00	5	8,873.00
Totals:	211,430.00	139	205,696.00

Summary Billing by Transaction Code for Current Date

Code	Amount

EMPLCRED	(235.00)
INSURANCE	10.00
LCINSURANCE	430.00
OFCRCRED	(747.00)
PESTFEE	112.00

Summary Billing by Transaction Code for Current Date

Code	Amount

PETRENT	650.00
RENT	190,780.00
TRASH	1,909.00
WASH/DRY	90.00
Total:	192,999.00

Schedule 3.4(d)

Pre-Closing Work

Canyon Springs

1)	Roof Work - 2 S-D to patch existing roofs at several locations on building 1 through 9. Cost to complete such work is approximately $18,000

2)	Spa Work - Aquatic Coatings of Texas to resurface hot tub. Cost to complete such work is approximately $1,200.

Crown Ridge, Canyon Springs, Cibolo Canyon, Cascades I and Cascades II

1)	Sprinkler Heads – Remedy identified painted sprinkler heads at Crown Ridge, Canyon Springs, Cibolo Canyon, Cascades I and Cascades II, including the sprinkler heads identified in the attached report for Orion at the Cascades. Cost is to be determined.

Schedule 3.4(d)

Sprinkler Head Report for Orion at the Cascades

[See attached.]

Schedule 3.4(d)

Orion at the Cascades Tyler, TX

Orion at the Cascades DD 2/6/2017

Date of Inspection:	2/17/2017

Date of Report:	3/14/2017 1:16 PM

Report Data Last Updated:	2/17/2017 12:41 PM

						Interior
Phase	Location	Unit	FloorPlan	UnitType	UnitStatus	Number of Painted Sprinklers
1	Building 01	101	B1 - I	2BR/1BA	Completed	General:
1	Building 01	102	B2R - I	2BR/1BA	Completed	General: 0
1	Building 01	103	A2R - I	1BR/1BA	Completed	General: 6
1	Building 01	104	A2 - I	1BR/1BA	Completed	General: 3
1	Building 01	105	B3 - I	2BR/2BA	Completed	General: 4
1	Building 01	106	B4 - I	2BR/2BA	Completed	General: 2
1	Building 01	107	D1R - I	4BR/3BA	Completed	General: 3
1	Building 02	201	D1 - I	4BR/3BA	No Entry
1	Building 02	202	B4R - I	2BR/2BA	Completed	General: 3
1	Building 02	203	B3 - I	2BR/2BA	Completed	General: 0
1	Building 02	204	A2 - I	1BR/1BA	Completed	General: 5
1	Building 02	205	A2 - I	1BR/1BA	Completed	General: 2
1	Building 02	206	B2R - I	2BR/1BA	Completed	General: 1
1	Building 02	207	B1 - I	2BR/1BA	Completed	General: 4
1	Building 03	301	C1R - I	3BR/2BA	Completed	General: 3
1	Building 03	302	C2R - I	3BR/2BA	Completed	General: 3
1	Building 03	303	A3 - I	1BR/1BA	Completed	General: 3
1	Building 03	304	A3 - I	1BR/1BA	Completed	General: 1
1	Building 03	305	B3R - I	2BR/2BA	Completed	General: 2
1	Building 03	306	B4R - I	2BR/2BA	Completed	General: 10
1	Building 03	307	D1 - I	4BR/3BA	Completed	General: 3
1	Building 04	401	D1R - I	4BR/3BA	Completed	General: 17
1	Building 04	402	B4 - I	2BR/2BA	Completed	General: 18
1	Building 04	403	B3R - I	2BR/2BA	Completed	General: 12
1	Building 04	404	A3 - I	1BR/1BA	Completed	General: 12
1	Building 04	405	A3 - I	1BR/1BA	Completed	General: 10

1	Building 04	406	C2 - I	3BR/2BA	Completed	General: 18
1	Building 04	407	C1 - I	3BR/2BA	Completed	General: 14
1	Building 05	501	C1 - I	3BR/2BA	Completed	General: 7
1	Building 05	502	C2 - I	3BR/2BA	Completed	General: 19
1	Building 05	503	A3R - I	1BR/1BA	Completed	General: 8
1	Building 05	504	A3 - I	1BR/1BA	Completed	General: 9
1	Building 05	505	B3 - I	2BR/2BA	No Entry
1	Building 05	506	B4 - I	2BR/2BA	Completed	General: 5
1	Building 05	507	D1 - I	4BR/3BA	Completed	General: 10
1	Building 06	601	D1 - I	4BR/3BA	Completed	General: 14
1	Building 06	602	B4R - I	2BR/2BA	Completed	General: 7
1	Building 06	603	B3 - I	2BR/2BA	Completed	General: 2
1	Building 06	604	A3 - I	1BR/1BA	Completed	General: 7
1	Building 06	605	A3R - I	1BR/1BA	No Entry
1	Building 06	606	C2 - I	3BR/2BA	Completed	General: 4
1	Building 06	607	C1 - I	3BR/2BA	Completed	General: 8
1	Building 07	701	C1R - I	3BR/2BA	Completed	General: 8
1	Building 07	702	C2 - I	3BR/2BA	Completed	General: 8
1	Building 07	703	A3R - I	1BR/1BA	Completed	General: 5
1	Building 07	704	A3 - I	1BR/1BA	Completed	General: 4
1	Building 07	705	B3 - I	2BR/2BA	Completed	General: 8
1	Building 07	706	B4 - I	2BR/2BA	Completed	General: 7
1	Building 07	707	D1 - I	4BR/3BA	Completed	General: 7
1	Building 08	801	A1 - I	1BR/1BA	Completed	General: 2
1	Building 08	802	A1 - I	1BR/1BA	Completed	General: 2
1	Building 08	803	AR - I	1BR/1BA	Completed	General: 4
1	Building 08	804	AR - I	1BR/1BA	Completed	General: 3
1	Building 08	805	A1 - I	1BR/1BA	Completed	General: 4
1	Building 08	806	A1R - I	1BR/1BA	Completed	General: 4
1	Building 08	807	A1 - I	1BR/1BA	Completed	General: 3
1	Building 08	808	A1 - I	1BR/1BA	Completed	General: 3
1	Building 08	809	A - I	1BR/1BA	Completed	General: 5
1	Building 08	810	A - I	1BR/1BA	Completed	General: 4
1	Building 08	811	A1 - I	1BR/1BA	Completed	General: 2
1	Building 08	812	A1 - I	1BR/1BA	No Entry
1	Building 09	901	D1 - I	4BR/3BA	Completed	General: 5
1	Building 09	902	B4 - I	2BR/2BA	Completed	General: 4
1	Building 09	903	B3 - I	2BR/2BA	Completed	General: 3
1	Building 09	904	A2 - I	1BR/1BA	Completed	General: 5
1	Building 09	905	A2 - I	1BR/1BA	Completed	General: 5

1	Building 09	906	B2R - I	2BR/1BA	Completed	General:
1	Building 09	907	B1 - I	2BR/1BA	Completed	General: 3
1	Building 10	1001	D1 - I	4BR/3BA	Completed	General: 15
1	Building 10	1002	B4 - I	2BR/2BA	Completed	General: 5
1	Building 10	1003	B3 - I	2BR/2BA	Completed	General: 4
1	Building 10	1004	A2 - I	1BR/1BA	No Entry
1	Building 10	1005	A2 - I	1BR/1BA	Completed	General: 2
1	Building 10	1006	B2 - I	2BR/1BA	Completed	General: 8
1	Building 10	1007	B1 - I	2BR/1BA	Completed	General: 5
1	Building 11	1101	A1 - I	1BR/1BA	Completed	General: 4
1	Building 11	1102	A1 - I	1BR/1BA	Completed	General: 6
1	Building 11	1103	A - I	1BR/1BA	Completed	General: 4
1	Building 11	1104	AR - I	1BR/1BA	Completed	General: 1
1	Building 11	1105	A1 - I	1BR/1BA	Completed	General: 7
1	Building 11	1106	A1R - I	1BR/1BA	Completed	General: 4
1	Building 11	1107	A1 - I	1BR/1BA	Completed	General: 3
1	Building 11	1108	A1 - I	1BR/1BA	Completed	General: 4
1	Building 11	1109	A - I	1BR/1BA	Completed	General: 4
1	Building 11	1110	AR - I	1BR/1BA	Completed	General: 0
1	Building 11	1111	A1 - I	1BR/1BA	Completed	General: 6
1	Building 11	1112	A1 - I	1BR/1BA	Completed	General: 3
1	Building 12	1201	D1R - I	4BR/3BA	Completed	General: 14
1	Building 12	1202	B4 - I	2BR/2BA	Completed	General: 17
1	Building 12	1203	B3R - I	2BR/2BA	Completed	General: 10
1	Building 12	1204	A3 - I	1BR/1BA	Completed	General: 13
1	Building 12	1205	A3 - I	1BR/1BA	Completed	General: 13
1	Building 12	1206	C2 - I	3BR/2BA	Completed	General: 14
1	Building 12	1207	C1R - I	3BR/2BA	Completed	General: 14
1	Building 13	1301	B1 - I	2BR/1BA	Completed	General: 7
1	Building 13	1302	B2R - I	2BR/1BA	Completed	General: 7
1	Building 13	1303	A2 - I	1BR/1BA	Completed	General: 6
1	Building 13	1304	A2R - I	1BR/1BA	Completed	General: 5
1	Building 13	1305	B3 - I	2BR/2BA	Completed	General:
1	Building 13	1306	B4R - I	2BR/2BA	Completed	General: 8
1	Building 13	1307	D1 - I	4BR/3BA	Completed	General: 11
1	Building 14	1401	A1 - I	1BR/1BA	Completed	General: 10
1	Building 14	1402	A1R - I	1BR/1BA	Completed	General: 7
1	Building 14	1403	AR - I	1BR/1BA	Completed	General: 5
1	Building 14	1404	AR - I	1BR/1BA	Completed	General: 5
1	Building 14	1405	A1 - I	1BR/1BA	Completed	General: 5

1	Building 14	1406	A1 - I	1BR/1BA	Completed	General: 10
1	Building 14	1407	A1 - I	1BR/1BA	Completed	General: 8
1	Building 14	1408	A1 - I	1BR/1BA	Completed	General: 8
1	Building 14	1409	AR - I	1BR/1BA	Completed	General: 4
1	Building 14	1410	AR - I	1BR/1BA	Completed	General: 3
1	Building 14	1411	A1 - I	1BR/1BA	Completed	General: 6
1	Building 14	1412	A1 - I	1BR/1BA	Completed	General: 8
1	Building 15	1501	A1R - I	1BR/1BA	Completed	General: 3
1	Building 15	1502	A1 - I	1BR/1BA	Completed	General: 4
1	Building 15	1503	AR - I	1BR/1BA	Completed	General: 1
1	Building 15	1504	AR - I	1BR/1BA	Completed	General: 1
1	Building 15	1505	A1 - I	1BR/1BA	Completed	General: 1
1	Building 15	1506	A1 - I	1BR/1BA	Completed	General: 1
1	Building 15	1507	A1R - I	1BR/1BA	Completed	General: 4
1	Building 15	1508	A1R - I	1BR/1BA	Completed	General: 5
1	Building 15	1509	A - I	1BR/1BA	Completed	General: 4
1	Building 15	1510	A - I	1BR/1BA	Completed	General: 5
1	Building 15	1511	A1 - I	1BR/1BA	Completed	General: 5
1	Building 15	1512	A1 - I	1BR/1BA	Completed	General: 6
1	Building 16	1601	D1 - I	4BR/3BA	Completed	General: 11
1	Building 16	1602	B4 - I	2BR/2BA	Completed	General: 7
1	Building 16	1603	B3R - I	2BR/2BA	Completed	General: 7
1	Building 16	1604	A2 - I	1BR/1BA	Completed	General: 5
1	Building 16	1605	A2 - I	1BR/1BA	Completed	General: 5
1	Building 16	1606	B2 - I	2BR/1BA	Completed	General: 9
1	Building 16	1607	B1 - I	2BR/1BA	Completed	General: 7
1	Building 17	1701	C1P2 - I	3BR/2BA	Completed	General: 10
1	Building 17	1702	C2P - I	3BR/2BA	Completed	General: 4
1	Building 17	1703	A3 - I	1BR/1BA	Completed	General: 9
1	Building 17	1704	A3 - I	1BR/1BA	Completed	General: 7
1	Building 17	1705	B3 - I	2BR/2BA	Completed	General: 6
1	Building 17	1706	B4 - I	2BR/2BA	Completed	General: 6
1	Building 17	1707	D1 - I	4BR/3BA	Completed	General: 10
1	Building 18	1801	B1 - I	2BR/1BA	Completed	General: 11
1	Building 18	1802	B2P - I	2BR/1BA	Completed	General: 12
1	Building 18	1803	A2P - I	1BR/1BA	Completed	General: 8
1	Building 18	1804	A2R - I	1BR/1BA	Completed	General: 8
1	Building 18	1805	B3R - I	2BR/2BA	Completed	General: 7
1	Building 18	1806	B4R - I	2BR/2BA	Completed	General: 11
1	Building 18	1807	D1 - I	4BR/3BA	Completed	General: 17

1	Building 19	1901	B1 - I	2BR/1BA	Completed	General: 10
1	Building 19	1902	B2R - I	2BR/1BA	Completed	General: 7
1	Building 19	1903	A2R - I	1BR/1BA	Completed	General: 7
1	Building 19	1904	A2 - I	1BR/1BA	Completed	General: 7
1	Building 19	1905	B3 - I	2BR/2BA	No Entry
1	Building 19	1906	B4 - I	2BR/2BA	Completed	General: 7
1	Building 19	1907	D1R - I	4BR/3BA	Completed	General: 7
1	Building 20	2001	C1P - I	3BR/2BA	Completed	General: 6
1	Building 20	2002	C2P2 - I	3BR/2BA	No Entry
1	Building 20	2003	A3 - I	1BR/1BA	Completed	General: 7
1	Building 20	2004	A3 - I	1BR/1BA	Completed	General: 4
1	Building 20	2005	B3 - I	2BR/2BA	No Entry
1	Building 20	2006	B4 - I	2BR/2BA	No Entry
1	Building 20	2007	D1P - I	4BR/3BA	No Entry
1	Building 22	2201	D1 - I	4BR/3BA	Completed	General: 12
1	Building 22	2202	B4 - I	2BR/2BA	Completed	General: 8
1	Building 22	2203	B3 - I	2BR/2BA	No Entry
1	Building 22	2204	A2 - I	1BR/1BA	Completed	General: 6
1	Building 22	2205	A2P - I	1BR/1BA	Completed	General: 9
1	Building 22	2206	B2P - I	2BR/1BA	Completed	General: 10
1	Building 22	2207	B1P - I	2BR/1BA	Completed	General: 9
1	Building 23	2301	D1P2 - I	4BR/3BA	Completed	General: 1
1	Building 23	2302	B4P - I	2BR/2BA	Completed	General:
1	Building 23	2303	B3P2 - I	2BR/2BA	Completed	General: 7
1	Building 23	2304	A3 - I	1BR/1BA	Completed	General: 6
1	Building 23	2305	A3P - I	1BR/1BA	Completed	General: 7
1	Building 23	2306	C2P - I	3BR/2BA	Completed	General: 10
1	Building 23	2307	C1P - I	3BR/2BA	Completed	General: 7
1	Building 24	2401	B1P - I	2BR/1BA	Completed	General: 10
1	Building 24	2402	B2P2 - I	2BR/1BA	Completed	General: 5
1	Building 24	2403	A2R - I	1BR/1BA	Completed	General: 5
1	Building 24	2404	A2P - I	1BR/1BA	Completed	General: 10
1	Building 24	2405	B3P - I	2BR/2BA	Completed	General: 7
1	Building 24	2406	B4P - I	2BR/2BA	Completed	General: 0
1	Building 24	2407	D1P - I	4BR/3BA	Completed	General: 7
1	Building 25	2501	C1P - I	3BR/2BA	Completed	General: 13
1	Building 25	2502	C2P - I	3BR/2BA	Completed	General: 19
1	Building 25	2503	A3 - I	1BR/1BA	Completed	General: 4
1	Building 25	2504	A3 - I	1BR/1BA	Completed	General: 9
1	Building 25	2505	B3P - I	2BR/2BA	Completed	General: 6

1	Building 25	2506	B4P - I	2BR/2BA	Completed	General: 7
1	Building 25	2507	D1P - I	4BR/3BA	Completed	General: 13
1	Building 26	2601	D1P - I	4BR/3BA	Completed	General: 12
1	Building 26	2602	B4P - I	2BR/2BA	Completed	General: 2
1	Building 26	2603	B3P - I	2BR/2BA	No Entry
1	Building 26	2604	A2 - I	1BR/1BA	Completed	General: 10
1	Building 26	2605	A2P - I	1BR/1BA	Completed	General: 7
1	Building 26	2606	B2P - I	2BR/1BA	Completed	General: 8
1	Building 26	2607	B1P - I	2BR/1BA	Completed	General: 8
1	Building 27	2701	C1P - I	3BR/2BA	Completed	General: 14
1	Building 27	2702	C2P2 - I	3BR/2BA	Completed	General: 13
1	Building 27	2703	A3 - I	1BR/1BA	Completed	General: 9
1	Building 27	2704	A3P - I	1BR/1BA	Completed	General: 7
1	Building 27	2705	B3P - I	2BR/2BA	Completed	General: 5
1	Building 27	2706	B4P2 - I	2BR/2BA	Completed	General: 10
1	Building 27	2707	D1P - I	4BR/3BA	Completed	General: 17
1	Building 28	2801	A1 - I	1BR/1BA	Completed	General: 0
1	Building 28	2802	A1R - I	1BR/1BA	Completed	General: 5
1	Building 28	2803	A - I	1BR/1BA	Completed	General: 5
1	Building 28	2804	A - I	1BR/1BA	Completed	General: 0
1	Building 28	2805	A1 - I	1BR/1BA	Completed	General: 6
1	Building 28	2806	A1 - I	1BR/1BA	Completed	General: 5
1	Building 28	2807	A1 - I	1BR/1BA	No Entry
1	Building 28	2808	A1 - I	1BR/1BA	Completed	General: 5
1	Building 28	2809	A - I	1BR/1BA	Completed	General: 4
1	Building 28	2810	A - I	1BR/1BA	Completed	General: 4
1	Building 28	2811	A1 - I	1BR/1BA	Completed	General: 4
1	Building 28	2812	A1 - I	1BR/1BA	Completed	General: 5
1	Building 29	2901	A1R - I	1BR/1BA	Completed	General: 4
1	Building 29	2902	A1 - I	1BR/1BA	Completed	General: 5
1	Building 29	2903	AR - I	1BR/1BA	Completed	General: 1
1	Building 29	2904	A - I	1BR/1BA	Completed	General: 4
1	Building 29	2905	A1R - I	1BR/1BA	Completed	General: 5
1	Building 29	2906	A1 - I	1BR/1BA	Completed	General: 4
1	Building 29	2907	A1 - I	1BR/1BA	Completed	General: 4
1	Building 29	2908	A1 - I	1BR/1BA	No Entry
1	Building 29	2909	A - I	1BR/1BA	Completed	General: 5
1	Building 29	2910	AR - I	1BR/1BA	Completed	General: 4
1	Building 29	2911	A1 - I	1BR/1BA	Completed	General: 1
1	Building 29	2912	A1 - I	1BR/1BA	No Entry

1	Building 30	3001	A1 - I	1BR/1BA	Completed	General: 2
1	Building 30	3002	A1 - I	1BR/1BA	Completed	General: 6
1	Building 30	3003	A - I	1BR/1BA	Completed	General: 4
1	Building 30	3004	A - I	1BR/1BA	Completed	General: 3
1	Building 30	3005	A1 - I	1BR/1BA	Completed	General: 4
1	Building 30	3006	A1 - I	1BR/1BA	No Entry
1	Building 30	3007	A1R - I	1BR/1BA	Completed	General: 2
1	Building 30	3008	A1 - I	1BR/1BA	Completed	General: 4
1	Building 30	3009	A - I	1BR/1BA	Completed	General: 0
1	Building 30	3010	AR - I	1BR/1BA	Completed	General: 2
1	Building 30	3011	A1 - I	1BR/1BA	Completed	General: 2
1	Building 30	3012	A1 - I	1BR/1BA	Completed	General: 1
1	Building 31	3101	C1P - I	3BR/2BA	Completed	General: 5
1	Building 31	3102	C2P2 - I	3BR/2BA	Completed	General: 0
1	Building 31	3103	A3 - I	1BR/1BA	Completed	General: 8
1	Building 31	3104	A3P - I	1BR/1BA	Completed	General: 7
1	Building 31	3105	B3P - I	2BR/2BA	No Entry
1	Building 31	3106	B4P2 - I	2BR/2BA	Completed	General: 6
1	Building 31	3107	D1P - I	4BR/3BA	Completed	General: 7
1	Building 31	3143LC8	D3 - I	4BR/4½ BA	Completed	General:
1	Building 31	3147LC7	D2 - I	4BR/4½ BA	Completed	General:
1	Building 31	3151LC6	D4 - I	4BR/4½ BA	Completed	General:
1	Building 31	3155LC5	D3 - I	4BR/4½ BA	Not Completed
1	Building 32	3201	D1P - I	4BR/3BA	No Entry
1	Building 32	3202	B4P - I	2BR/2BA	Completed	General: 5
1	Building 32	3203	B3P2 - I	2BR/2BA	Completed	General: 5
1	Building 32	3204	A2 - I	1BR/1BA	No Entry
1	Building 32	3205	A2P2 - I	1BR/1BA	Completed	General: 4
1	Building 32	3205LC4	D2 - I	4BR/4½ BA	Completed	General:
1	Building 32	3206	B2P - I	2BR/1BA	Completed	General: 5
1	Building 32	3207	B1P2 - I	2BR/1BA	Completed	General: 5
1	Building 33	3301	C1R - I	3BR/2BA	Completed	General: 5
1	Building 33	3302	C2R - I	3BR/2BA	Completed	General: 6
1	Building 33	3303	A3 - I	1BR/1BA	Completed	General: 4
1	Building 33	3304	A3 - I	1BR/1BA	Completed	General: 5
1	Building 33	3305	B3 - I	2BR/2BA	Completed	General: 4
1	Building 33	3306	B4 - I	2BR/2BA	No Entry
1	Building 33	3307	D1 - I	4BR/3BA	Completed	General: 5
1	Building 33	3309LC3	D4 - I	4BR/4½ BA	Completed	General: 0
1	Building 33	3313LC2	D3 - I	4BR/4½ BA	Completed	General:

1	Building 33	3317LC1	D2 - I	4BR/4½ BA	Completed	General:
1	Building 34	3401	D1R - I	4BR/3BA	Completed	General: 4
1	Building 34	3402	B4 - I	2BR/2BA	Completed	General: 0
1	Building 34	3403	B3 - I	2BR/2BA	No Entry
1	Building 34	3404	A2R - I	1BR/1BA	Completed	General: 0
1	Building 34	3405	A2P - I	1BR/1BA	Completed	General: 4
1	Building 34	3406	B2P - I	2BR/1BA	Completed	General: 0
1	Building 34	3407	B1P2 - I	2BR/1BA	Completed	General: 4
1	Building 35	3501	B1P - I	2BR/1BA	Completed	General: 4
1	Building 35	3502	B2P2 - I	2BR/1BA	Completed	General: 0
1	Building 35	3503	A2P - I	1BR/1BA	Completed	General: 2
1	Building 35	3504	A2 - I	1BR/1BA	Completed	General: 4
1	Building 35	3505	B3P - I	2BR/2BA	Completed	General: 1
1	Building 35	3506	B4P - I	2BR/2BA	Completed	General: 0
1	Building 35	3507	D1P - I	4BR/3BA	Completed	General: 0
1	Building 36	3601	D1R - I	4BR/3BA	Completed	General: 10
1	Building 36	3602	B4R - I	2BR/2BA	Completed	General: 6
1	Building 36	3603	B3R - I	2BR/2BA	Completed	General: 5
1	Building 36	3604	A3 - I	1BR/1BA	Completed	General: 10
1	Building 36	3605	A3 - I	1BR/1BA	Completed	General: 6
1	Building 36	3606	C2R - I	3BR/2BA	Completed	General: 10
1	Building 36	3607	C1R - I	3BR/2BA	Completed	General: 6
1	Building 37	3701	B1 - I	2BR/1BA
1	Building 37	3702	B2 - I	2BR/1BA
1	Building 37	3703	A2R - I	1BR/1BA
1	Building 37	3704	A2 - I	1BR/1BA
1	Building 37	3705	B3 - I	2BR/2BA
1	Building 37	3706	B4 - I	2BR/2BA
1	Building 37	3707	D1 - I	4BR/3BA
1	Building 38	3801	A1 - I	1BR/1BA	Completed	General: 5
1	Building 38	3802	A1R - I	1BR/1BA	Completed	General: 2
1	Building 38	3803	AR - I	1BR/1BA	Completed	General: 5
1	Building 38	3804	A - I	1BR/1BA	Completed	General: 1
1	Building 38	3805	A1 - I	1BR/1BA	Completed	General: 3
1	Building 38	3806	A1 - I	1BR/1BA	Completed	General: 6
1	Building 38	3807	A1R - I	1BR/1BA	Completed	General: 4
1	Building 38	3808	A1 - I	1BR/1BA	Completed	General: 2
1	Building 38	3809	AR - I	1BR/1BA	Completed	General: 0
1	Building 38	3810	A - I	1BR/1BA	Completed	General: 3
1	Building 38	3811	A1R - I	1BR/1BA	Completed	General: 1

1	Building 38	3812	A1R - I	1BR/1BA	Completed	General: 0
1	Building 39	3901	D1P2 - I	4BR/3BA	No Entry
1	Building 39	3902	B4P - I	2BR/2BA	Completed	General: 6
1	Building 39	3903	B3P - I	2BR/2BA	Completed	General: 6
1	Building 39	3904	A3P - I	1BR/1BA	Completed	General: 4
1	Building 39	3905	A3P - I	1BR/1BA	Completed	General: 4
1	Building 39	3906	C2P - I	3BR/2BA	Completed	General: 5
1	Building 39	3907	C1P2 - I	3BR/2BA	Completed	General: 3
1	Building 40	4001	B1P2 - I	2BR/1BA	Completed	General: 5
1	Building 40	4002	B2P2 - I	2BR/1BA	Completed	General: 3
1	Building 40	4003	A2P - I	1BR/1BA	Completed	General: 2
1	Building 40	4004	A2 - I	1BR/1BA	Completed	General: 1
1	Building 40	4005	B3P - I	2BR/2BA	Completed	General: 6
1	Building 40	4006	B4P - I	2BR/2BA	Completed	General: 9
1	Building 40	4007	D1P - I	4BR/3BA	Completed	General: 10
1	Building 41	4101	D1P - I	4BR/3BA	Completed	General: 6
1	Building 41	4102	B4P2 - I	2BR/2BA	Completed	General: 6
1	Building 41	4103	B3P - I	2BR/2BA	Completed	General: 12
1	Building 41	4104	A3P2 - I	1BR/1BA	Completed	General: 7
1	Building 41	4105	A3P2 - I	1BR/1BA	Completed	General: 8
1	Building 41	4106	C2P - I	3BR/2BA	Completed	General: 10
1	Building 41	4107	C1P - I	3BR/2BA	Completed	General: 17
2	Building 11	1100	B1 - II	2BR/2BA	Completed	General: 2
2	Building 11	1101	B1 - II	2BR/2BA	Completed	General: 2
2	Building 11	1102	A3 - II	1BR/1BA	Completed	General: 0
2	Building 11	1103	B1 - II	2BR/2BA	Completed	General: 4
2	Building 11	1104	A3 - II	1BR/1BA	Completed	General: 1
2	Building 11	1105	B1 - II	2BR/2BA	Completed	General: 1
2	Building 11	1106	A3 - II	1BR/1BA	Completed	General: 0
2	Building 11	1107	E1 - II	Studio/1BA	Completed	General: 0
2	Building 11	1108	A2 - II	1BR/1BA	Completed	General: 5
2	Building 11	1109	E1 - II	Studio/1BA	Completed	General: 1
2	Building 11	1110	A2 - II	1BR/1BA	Completed	General: 1
2	Building 11	1111	A1 - II	1BR/1BA	Completed	General: 2
2	Building 11	1112	A1R - II	1BR/1BA	Completed	General: 4
2	Building 11	1113	A1 - II	1BR/1BA	Completed	General: 2
2	Building 11	1114	B1 - II	2BR/2BA	Completed	General: 4
2	Building 11	1115	B1 - II	2BR/2BA	Completed	General: 0
2	Building 12	1200	B2 - II	2BR/2BA	Completed	General: 2
2	Building 12	1201	B2 - II	2BR/2BA	Completed	General: 0

2	Building 12	1202	A3 - II	1BR/1BA	Completed	General: 3
2	Building 12	1203	B1 - II	2BR/2BA	Completed	General: 4
2	Building 12	1204	A3 - II	1BR/1BA	Completed	General: 2
2	Building 12	1205	B3 - II	2BR/2BA	Completed	General: 9
2	Building 12	1206	A3 - II	1BR/1BA	Completed	General: 4
2	Building 12	1207	E1 - II	Studio/1BA	Completed	General: 1
2	Building 12	1208	A2 - II	1BR/1BA	Completed	General: 8
2	Building 12	1209	E1 - II	Studio/1BA	Completed	General: 2
2	Building 12	1210	A2 - II	1BR/1BA	Completed	General: 3
2	Building 12	1211	A1 - II	1BR/1BA	Completed	General: 3
2	Building 12	1212	A1R - II	1BR/1BA	Completed	General: 3
2	Building 12	1213	A1 - II	1BR/1BA	Completed	General: 5
2	Building 12	1214	B2 - II	2BR/2BA	Completed	General: 3
2	Building 12	1215	B2 - II	2BR/2BA	Completed	General: 2
2	Building 13	1300	B2P - II	2BR/2BA	No Entry
2	Building 13	1301	B2P - II	2BR/2BA	No Entry
2	Building 13	1302	A3P2 - II	1BR/1BA	Completed	General: 4
2	Building 13	1303	B1P2 - II	2BR/2BA	Completed	General: 2
2	Building 13	1304	A3P - II	1BR/1BA	Completed	General: 1
2	Building 13	1305	B3P - II	2BR/2BA	Completed	General: 0
2	Building 13	1306	A3P - II	1BR/1BA	Completed	General: 0
2	Building 13	1307	E1 - II	Studio/1BA	Completed	General: 0
2	Building 13	1308	A2P2 - II	1BR/1BA	Completed	General: 0
2	Building 13	1309	E1 - II	Studio/1BA	Completed	General: 0
2	Building 13	1310	A2P - II	1BR/1BA	No Entry
2	Building 13	1311	A1P - II	1BR/1BA	Completed	General: 2
2	Building 13	1312	A1 - II	1BR/1BA	Completed	General: 1
2	Building 13	1313	A1R - II	1BR/1BA	Completed	General: 0
2	Building 13	1314	B2P - II	2BR/2BA	Completed	General: 2
2	Building 13	1315	B2P - II	2BR/2BA	Completed	General: 0
2	Building 21	2100	B1 - II	2BR/2BA	Completed	General: 1
2	Building 21	2101	B1 - II	2BR/2BA	Completed	General: 4
2	Building 21	2102	A3 - II	1BR/1BA	Completed	General: 2
2	Building 21	2103	B1 - II	2BR/2BA	Completed	General: 4
2	Building 21	2104	A3 - II	1BR/1BA	Completed	General: 2
2	Building 21	2105	B1R - II	2BR/2BA	Completed	General: 5
2	Building 21	2106	A3 - II	1BR/1BA	Completed	General: 2
2	Building 21	2107	E1 - II	Studio/1BA	Completed	General: 2
2	Building 21	2108	A2 - II	1BR/1BA	Completed	General: 4
2	Building 21	2109	E1 - II	Studio/1BA	Completed	General: 2

2	Building 21	2110	A2 - II	1BR/1BA	Completed	General: 5
2	Building 21	2111	A1 - II	1BR/1BA	Completed	General: 3
2	Building 21	2112	A1 - II	1BR/1BA	Completed	General: 4
2	Building 21	2113	A1 - II	1BR/1BA	Completed	General: 3
2	Building 21	2114	B1 - II	2BR/2BA	Completed	General: 2
2	Building 21	2115	B1 - II	2BR/2BA	Completed	General: 5
2	Building 22	2200	B2 - II	2BR/2BA	Completed	General: 2
2	Building 22	2201	B2 - II	2BR/2BA	Completed	General: 2
2	Building 22	2202	A3 - II	1BR/1BA	Completed	General: 2
2	Building 22	2203	B1 - II	2BR/2BA	Completed	General: 5
2	Building 22	2204	A3 - II	1BR/1BA	Completed	General: 2
2	Building 22	2205	B3 - II	2BR/2BA	Completed	General: 0
2	Building 22	2206	A3 - II	1BR/1BA	Completed	General: 0
2	Building 22	2207	E1 - II	Studio/1BA	Completed	General: 0
2	Building 22	2208	A2 - II	1BR/1BA	Completed	General: 4
2	Building 22	2209	E1 - II	Studio/1BA	Completed	General: 0
2	Building 22	2210	A2 - II	1BR/1BA	Completed	General: 2
2	Building 22	2211	A1 - II	1BR/1BA	Completed	General: 0
2	Building 22	2212	A1 - II	1BR/1BA	Completed	General: 0
2	Building 22	2213	A1 - II	1BR/1BA	Completed	General: 0
2	Building 22	2214	B2 - II	2BR/2BA	Completed	General: 3
2	Building 22	2215	B2 - II	2BR/2BA	Completed	General: 1
2	Building 23	2300	B2P - II	2BR/2BA	Completed	General: 2
2	Building 23	2301	B2P - II	2BR/2BA	Completed	General: 2
2	Building 23	2302	A3P - II	1BR/1BA	Completed	General: 3
2	Building 23	2303	B1P - II	2BR/2BA	No Entry
2	Building 23	2304	A3P - II	1BR/1BA	Completed	General: 2
2	Building 23	2305	B3P - II	2BR/2BA	Completed	General: 3
2	Building 23	2306	A3P - II	1BR/1BA	Completed	General: 2
2	Building 23	2307	E1 - II	Studio/1BA	Completed	General: 2
2	Building 23	2308	A2P - II	1BR/1BA	Completed	General: 4
2	Building 23	2309	E1 - II	Studio/1BA	Completed	General: 0
2	Building 23	2310	A2P - II	1BR/1BA	Completed	General: 3
2	Building 23	2311	A1P - II	1BR/1BA	Completed	General: 3
2	Building 23	2312	A1 - II	1BR/1BA	Completed	General: 0
2	Building 23	2313	A1R - II	1BR/1BA	Completed	General: 0
2	Building 23	2314	B2P - II	2BR/2BA	No Entry
2	Building 23	2315	B2P - II	2BR/2BA	Completed	General: 0
2	Building 31	3100	B1 - II	2BR/2BA	Completed	General: 0
2	Building 31	3101	B1 - II	2BR/2BA	Completed	General: 8

2	Building 31	3102	A3 - II	1BR/1BA	Completed	General: 2
2	Building 31	3103	B1 - II	2BR/2BA	Completed	General: 1
2	Building 31	3104	A3 - II	1BR/1BA	Completed	General: 3
2	Building 31	3105	B1 - II	2BR/2BA	Completed	General: 2
2	Building 31	3106	A3 - II	1BR/1BA	Completed	General: 2
2	Building 31	3107	E1 - II	Studio/1BA	Completed	General: 1
2	Building 31	3108	A2 - II	1BR/1BA	Completed	General: 2
2	Building 31	3109	E1 - II	Studio/1BA	Completed	General: 2
2	Building 31	3110	A2 - II	1BR/1BA	Completed	General: 4
2	Building 31	3111	A1 - II	1BR/1BA	Completed	General: 2
2	Building 31	3112	A1 - II	1BR/1BA	Completed	General: 2
2	Building 31	3113	A1 - II	1BR/1BA	Completed	General: 3
2	Building 31	3114	B1 - II	2BR/2BA	Completed	General: 2
2	Building 31	3115	B1 - II	2BR/2BA	Completed	General: 4
2	Building 32	3200	B2 - II	2BR/2BA	Completed	General: 4
2	Building 32	3201	B2 - II	2BR/2BA	Completed	General: 4
2	Building 32	3202	A3 - II	1BR/1BA	Completed	General: 0
2	Building 32	3203	B1 - II	2BR/2BA
2	Building 32	3204	A3 - II	1BR/1BA	Completed	General: 0
2	Building 32	3205	B3 - II	2BR/2BA	Completed	General: 0
2	Building 32	3206	A3 - II	1BR/1BA	Completed	General: 1
2	Building 32	3207	E1 - II	Studio/1BA	Completed	General: 1
2	Building 32	3208	A2 - II	1BR/1BA	Completed	General: 0
2	Building 32	3209	E1 - II	Studio/1BA	No Entry
2	Building 32	3210	A2 - II	1BR/1BA	Completed	General: 2
2	Building 32	3211	A1 - II	1BR/1BA	Completed	General: 1
2	Building 32	3212	A1 - II	1BR/1BA	Completed	General: 1
2	Building 32	3213	A1 - II	1BR/1BA	Completed	General: 1
2	Building 32	3214	B2 - II	2BR/2BA	Completed	General: 2
2	Building 32	3215	B2 - II	2BR/2BA	Completed	General: 5
2	Building 33	3300	B2P - II	2BR/2BA	Completed	General: 5
2	Building 33	3301	B2P - II	2BR/2BA	Completed	General: 3
2	Building 33	3302	A3P - II	1BR/1BA	Completed	General: 3
2	Building 33	3303	B1P - II	2BR/2BA	Completed	General: 5
2	Building 33	3304	A3P - II	1BR/1BA	Completed	General: 3
2	Building 33	3305	B3P - II	2BR/2BA	Completed	General: 7
2	Building 33	3306	A3P - II	1BR/1BA	Completed	General: 4
2	Building 33	3307	E1 - II	Studio/1BA	Completed	General: 2
2	Building 33	3308	A2P - II	1BR/1BA	Completed	General: 4
2	Building 33	3309	E1 - II	Studio/1BA	Completed	General: 2

2	Building 33	3310	A2P - II	1BR/1BA	Completed	General: 4
2	Building 33	3311	A1P - II	1BR/1BA	Completed	General: 3
2	Building 33	3312	A1 - II	1BR/1BA	Completed	General: 3
2	Building 33	3313	A1R - II	1BR/1BA	Completed	General: 0
2	Building 33	3314	B2P - II	2BR/2BA	Completed	General: 4
2	Building 33	3315	B2P - II	2BR/2BA	Completed	General: 1
2	Building 34	3444 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 34	3446 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 34	3450 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 34	3452 D	B5 - II	2BR/2BA	No Entry
2	Building 34	3456 D	B4 - II	2BR/2BA	No Entry
2	Building 34	3458 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 34	3462 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 34	3464 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 34	3468 D	B4 - II	2BR/2BA	No Entry
2	Building 34	3470 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3843 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3844 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3845 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3846 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3850 D	B4P2 - II	2BR/2BA	Completed	General: 0
2	Building 38	3851 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3852 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3853 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3856 D	B4P2 - II	2BR/2BA	Completed	General: 0
2	Building 38	3857 D	B5 - II	2BR/2BA	No Entry
2	Building 38	3858 D	B5P2 - II	2BR/2BA	Completed	General: 0
2	Building 38	3859 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3862 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3863 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3864 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3865 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3868 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3869 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3870 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3871 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3874 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3875 D	B5P2 - II	2BR/2BA	Completed	General: 0
2	Building 38	3876 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3877 D	B4 - II	2BR/2BA	Completed	General: 0

2	Building 38	3880 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3881 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3882 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3883 D	B4P2 - II	2BR/2BA	No Entry
2	Building 38	3886 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 38	3887 D	B5 - II	2BR/2BA	No Entry
2	Building 38	3888 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 38	3889 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 39	3946 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 39	3947 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 39	3948 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 39	3949 D	B4P2 - II	2BR/2BA	Completed	General: 0
2	Building 39	3952 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 39	3953 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 39	3954 D	B5P2 - II	2BR/2BA	Completed	General: 0
2	Building 39	3955 D	B4 - II	2BR/2BA	No Entry
2	Building 39	3958 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 39	3959 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 39	3960 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 39	3961 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 39	3964 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 39	3965 D	B5 - II	2BR/2BA	No Entry
2	Building 39	3966 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 39	3967 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 39	3970 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 39	3971 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 39	3972 D	B5 - II	2BR/2BA	Completed	General: 0
2	Building 39	3973 D	B4 - II	2BR/2BA	Completed	General: 0
2	Building 41	4100	B1 - II	2BR/2BA	Completed	General: 5
2	Building 41	4101	B1 - II	2BR/2BA	Completed	General: 8
2	Building 41	4102	A3 - II	1BR/1BA	No Entry
2	Building 41	4103	B1 - II	2BR/2BA	Completed	General: 4
2	Building 41	4104	A3R - II	1BR/1BA	Completed	General: 8
2	Building 41	4105	B1 - II	2BR/2BA	Completed	General: 6
2	Building 41	4106	A3 - II	1BR/1BA	Completed	General: 6
2	Building 41	4107	E1 - II	Studio/1BA	Completed	General: 2
2	Building 41	4108	A2 - II	1BR/1BA	Completed	General: 4
2	Building 41	4109	E1R - II	Studio/1BA	Completed	General: 4
2	Building 41	4110	A2 - II	1BR/1BA	Completed	General: 5
2	Building 41	4111	A1 - II	1BR/1BA	Completed	General: 3

2	Building 41	4112	A1 - II	1BR/1BA	Completed	General: 3
2	Building 41	4113	A1 - II	1BR/1BA	Completed	General: 4
2	Building 41	4114	B1R - II	2BR/2BA	Completed	General: 5
2	Building 41	4115	B1 - II	2BR/2BA	Completed	General: 3
2	Building 42	4200	B2 - II	2BR/2BA	Completed	General: 6
2	Building 42	4201	B2 - II	2BR/2BA	Completed	General: 4
2	Building 42	4202	A3 - II	1BR/1BA	Completed	General: 5
2	Building 42	4203	B1 - II	2BR/2BA	Completed	General: 10
2	Building 42	4204	A3R - II	1BR/1BA	Completed	General: 5
2	Building 42	4205	B3 - II	2BR/2BA	Completed	General: 9
2	Building 42	4206	A3 - II	1BR/1BA	Completed	General: 5
2	Building 42	4207	E1 - II	Studio/1BA	Completed	General: 2
2	Building 42	4208	A2 - II	1BR/1BA	Completed	General: 5
2	Building 42	4209	E1 - II	Studio/1BA	Completed	General: 1
2	Building 42	4210	A2 - II	1BR/1BA	Completed	General: 4
2	Building 42	4211	A1 - II	1BR/1BA	Completed	General: 2
2	Building 42	4212	A1 - II	1BR/1BA	Completed	General: 3
2	Building 42	4213	A1R - II	1BR/1BA	Completed	General: 4
2	Building 42	4214	B2 - II	2BR/2BA	Completed	General: 3
2	Building 42	4215	B2 - II	2BR/2BA	Completed	General: 5
2	Building 43	4300	B2P - II	2BR/2BA	Completed	General: 5
2	Building 43	4301	B2P - II	2BR/2BA	Completed	General: 6
2	Building 43	4302	A3P - II	1BR/1BA	Completed	General: 4
2	Building 43	4303	B1P - II	2BR/2BA	Completed	General: 6
2	Building 43	4304	A3P - II	1BR/1BA	Completed	General: 4
2	Building 43	4305	B3P - II	2BR/2BA	Completed	General: 10
2	Building 43	4306	A3P - II	1BR/1BA	Completed	General: 2
2	Building 43	4307	E1 - II	Studio/1BA	Completed	General: 1
2	Building 43	4308	A2P - II	1BR/1BA	Completed	General: 3
2	Building 43	4309	E1 - II	Studio/1BA	Completed	General: 0
2	Building 43	4310	A2P - II	1BR/1BA	Completed	General: 3
2	Building 43	4311	A1P - II	1BR/1BA	Completed	General: 3
2	Building 43	4312	A1 - II	1BR/1BA	Completed	General: 3
2	Building 43	4313	A1 - II	1BR/1BA	Completed	General: 3
2	Building 43	4314	B2P - II	2BR/2BA	Completed	General: 7
2	Building 43	4315	B2P - II	2BR/2BA	Completed	General: 6

						Interior
Phase	Location	Unit	FloorPlan	UnitType	UnitStatus	Number of Painted Sprinklers
					Status	Count

					Count	2230
					Cost	$0.00
					Total	$0.00
					Status
					Count
					Cost
					Total
					Status
					Count
					Cost
					Total
					Grand Total	$0.00
					Avg Cost Per Unit	$0.00
					Exterior Items	$0.00
					Interior Items	$0.00
					Project Total	$0.00
					Total Units	536

EXHIBIT A

Form of Assignment of Leases

Assignment and Assumption of Leases

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is entered into as of this         day of               , 2017 (the “Effective Date”), by and between [BRE MF Crown Ridge LLC, a Delaware limited liability company] [BRE MF Canyon Springs LLC, a Delaware limited liability company] [BRE MF Cascades I LLC, a Delaware limited liability company] [BRE MF Cascades II LLC, a Delaware limited liability company] [BRE MF TPC LLC, a Delaware limited liability company] (“Assignor”), and [_________], a [_________] (“Assignee”).

WITNESSETH

WHEREAS, Assignor, [BRE MF Crown Ridge LLC, a Delaware limited liability company], [BRE MF Canyon Springs LLC, a Delaware limited liability company], [BRE MF Cascades I LLC, a Delaware limited liability company], [BRE MF Cascades II LLC, a Delaware limited liability company], and [BRE MF TPC LLC, a Delaware limited liability company], collectively as sellers, and Assignee, as buyer, have entered into that certain Agreement of Purchase and Sale, dated as of [_________], 2017 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”); and

WHEREAS, under the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to accept and assume, all of the interests of the “landlord”, “lessor”, or “owner” in and to those certain lease agreements described in the rent roll attached as Exhibit A together with all amendments, extensions or other modifications thereto (the “Leases”).

NOW, THEREFORE, effective as of the Effective Date, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.          Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date, all of the interests of the “landlord”, “lessor”, or “owner” in and to the Leases.

2.          Assignee hereby accepts such assignment and assumes from and after the Effective Date the performance of all of the terms, covenants and conditions of the Leases on Assignor’s part to be performed thereunder which arise from and after the Effective Date, including the obligation to return to tenants, to the extent required under the Leases, any security deposits received from Assignor.

3.          This Assignment shall be binding upon, and inure to the benefit of, Assignor, Assignee and their respective successors and assigns.

4.          This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Texas.

Exhibit A–1

5.          No amendment or modification to any terms of this Assignment, waiver of the obligations of Assignor or Assignee hereunder, or termination of this Assignment, shall be valid unless in writing and signed by Assignor and Assignee. In the event that the terms of this Assignment conflict with the terms of the Agreement, the Agreement shall control.

6.          In the event either party hereto brings an action or proceeding against the other party with respect to any matter pertaining to this Assignment, the prevailing party shall be entitled to recover from the other party all costs and expenses incurred by it in connection with the subject action or proceeding, including reasonable attorneys’ fees and costs.

This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. A facsimile or PDF transmission of an original signature shall be binding hereunder.

[Remainder of page left blank;

Signatures follow on next page]

Exhibit A–2

IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

BRE MF [ ] LLC,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

[ ],
a [ ]

By:
Name:
Title:

Exhibit A–3

EXHIBIT A

Rent Roll

(See Attached)

Exhibit A–4

EXHIBIT B

Form of Assignment of Contracts

Assignment and Assumption of Contracts

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this “Assignment”) is entered into as of this          day of               , 2017 (the “Effective Date”), by and between [BRE MF Crown Ridge LLC, a Delaware limited liability company] [BRE MF Canyon Springs LLC, a Delaware limited liability company] [BRE MF Cascades I LLC, a Delaware limited liability company] [BRE MF Cascades II LLC, a Delaware limited liability company] [BRE MF TPC LLC, a Delaware limited liability company] (“Assignor”) and [               ], a [                   ] (“Assignee”).

WITNESSETH

WHEREAS, Assignor, [BRE MF Crown Ridge LLC, a Delaware limited liability company], [BRE MF Canyon Springs LLC, a Delaware limited liability company], [BRE MF Cascades I LLC, a Delaware limited liability company], [BRE MF Cascades II LLC, a Delaware limited liability company], [BRE MF TPC LLC, a Delaware limited liability company], collectively as sellers, and Assignee, as buyer, have entered into that certain Agreement of Purchase and Sale, dated as of [                ], 2017 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”); and

WHEREAS, under the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to accept and assume, all of those certain agreements described on Exhibit A (the “Contracts”).

NOW, THEREFORE, effective as of the Effective Date, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.          Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date, all of the Contracts.

2.          Assignee hereby accepts such assignment and assumes from and after the Effective Date the performance of all of the terms, covenants and conditions of the Contracts on Assignor’s part to be performed thereunder which arise from and after the Effective Date.

3.          This Assignment shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

4.          This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Texas.

5.          No amendment or modification to any terms of this Assignment, waiver of the obligations of Assignor or Assignee hereunder, or termination of this Assignment, shall be valid unless in writing and signed by Assignor and Assignee. In the event that the terms of this Assignment conflict with the terms of the Agreement, the Agreement shall control.

Exhibit B–1

6.          In the event either party hereto brings an action or proceeding against the other party with respect to any matter pertaining to this Assignment, the prevailing party shall be entitled to recover from the other party all costs and expenses incurred by it in connection with the subject action or proceeding, including reasonable attorneys’ fees and costs.

This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. A facsimile or PDF transmission of an original signature shall be binding hereunder.

[Remainder of page left blank;

Signatures follow on next page]

Exhibit B–2

IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

BRE MF [ ] LLC,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

[ ],
a [ ]

By:
Name:
Title:

Exhibit B–3

Exhibit A

Contracts

Exhibit B–4

EXHIBIT C

Form of Tenant Notices

                       , 2017

To Tenant of Unit [                   ]:

Re: [                      ,         ], Texas (the “Property”)

Dear Tenant:

1.          As of the date of this letter, BRE MF [ ] LLC, a Delaware limited liability company (“Seller”), has transferred its ownership interest in the Property to [_____ ] (“Purchaser”). Seller’s interest in your lease has been assigned to Purchaser and Purchaser has assumed the obligations as landlord under your lease which accrue from and after the date hereof, including the obligation to return your security deposit (if any) in accordance with the terms of your lease.

2.          Your refundable security deposit, if any, has been transferred to Purchaser, and the amount thereof is currently $ ___.

3.          From this date on, please remit all rent payments and future correspondence to Purchaser at the address listed on Schedule A.

4.          Purchaser’s management group will contact all tenants with further information.

Exhibit C–1

SELLER:

BRE MF [ ] LLC,
a Delaware limited liability company

By:
Name:
Title:

BUYER:

[ ],
a [ ]

By:
Name:
Title:

Exhibit C–2

SCHEDULE A

For all notices and written correspondence:

[Assignee/Buyer]

[Address]

[Attention:                                                   ]

with a copy to:

[Assignee/Buyer]

[Address]

[Attention:                                                  ]

For all rent and other payments by wire:

[to be provided separately]

Exhibit C–3

EXHIBIT D

Form of Assignment of Licenses, Permits, Warranties and General Intangibles

Assignment and Assumption of Licenses, Permits and Intangibles

THIS ASSIGNMENT AND ASSUMPTION OF LICENSES, PERMITS AND INTANGIBLES (this “Assignment”) is entered into as of this       day of           , 2017 (the “Effective Date”), by and between [BRE MF Crown Ridge LLC, a Delaware limited liability company] [BRE MF Canyon Springs LLC, a Delaware limited liability company] [BRE MF Cascades I LLC, a Delaware limited liability company] [BRE MF Cascades II LLC, a Delaware limited liability company] [BRE MF TPC LLC, a Delaware limited liability company] (“Assignor”), and [                                 ], a [                                 ] (“Assignee”).

WITNESSETH

WHEREAS, Assignor, [BRE MF Crown Ridge LLC, a Delaware limited liability company], [BRE MF Canyon Springs LLC, a Delaware limited liability company], [BRE MF Cascades I LLC, a Delaware limited liability company], [BRE MF Cascades II LLC, a Delaware limited liability company], [BRE MF TPC LLC, a Delaware limited liability company], collectively as sellers, and Assignee, as buyer, have entered into that certain Agreement of Purchase and Sale, dated as of [_____], 2017 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”); and

WHEREAS, under the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to accept and assume, any and all of Assignor’s right, title and interest in and to any and all licenses, certificates of occupancy, warranties, guaranties, permits, approvals, authorizations, plans and specifications, and intangible property, including, without limitation, the Domain (the “Assigned Property”), to the extent such Assigned Property is assignable, pertaining to the construction, repairs, maintenance, ownership, operation and improvements located on the real property described on Exhibit A.

NOW, THEREFORE, effective as of the Effective Date, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.	Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date, all of its rights, title and interest in and to the Assigned Property.

2.	Assignee hereby accepts such assignment and assumes from and after the Effective Date the performance of all of the terms, covenants and conditions of the Assigned Property on Assignor’s part to be performed thereunder which arise from and after the Effective Date.

3.	Assignor agrees to undertake such commercially reasonable actions as may be reasonably requested by Assignee as necessary to complete the transfer of the ownership of the “Domain” (as defined below) to Assignee or Assignee’s registrar, without cost to Assignor, whether the registrant for the Domain is listed as Assignor, a related or affiliated company of Assignor, Assignor’s property management company, or a web hosting service or similar company utilized by Assignor, to Assignee by or before the 30th day after the date hereof. For purposes hereof, “Domain” means all of Assignor’s right, title and interest, if any, in the trademarks, trade names, other symbols, telephone numbers and other general intangibles that relate exclusively to the real property, the improvements or the personal property covered by the Agreement, including, without limitation, any URLs (but excluding any proprietary website content and Excluded Assets (as defined in the Agreement)), social media accounts, user names and password account information used solely in connection with said real property, improvements or personal property.

Exhibit D–1

4.	This Assignment shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

5.	This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Texas.

6.	No amendment or modification to any terms of this Assignment, waiver of the obligations of Assignor or Assignee hereunder, or termination of this Assignment, shall be valid unless in writing and signed by Assignor and Assignee. In the event that the terms of this Assignment conflict with the terms of the Agreement, the Agreement shall control.

This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. A facsimile or PDF transmission of an original signature shall be binding hereunder.

[Remainder of page left blank

Signatures follow on next page]

Exhibit D–2

IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

BRE MF [ ] LLC,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

[ ],
a [ ]

By:
Name:
Title:

Exhibit D–3

Exhibit A

Legal Description of Property

Exhibit D–4

EXHIBIT E

Form of Deed

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

SPECIAL WARRANTY DEED

STATE OF TEXAS	§
§
COUNTY OF [ ]	§

BRE MF [ ] LLC, a Delaware limited liability company (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, by these presents does hereby Grant, Bargain, Sell, and Convey, unto [               ], a [               ] (“Grantee”), having an address at [                                        ], for itself and its successors and assigns (i) all that real property situated in the County of Bexar, State of Texas, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, and (ii) together with all improvements now or hereafter situated thereon, and Grantor’s interest as lessor or landlord in all space leases or occupancy agreements covering all or any portion of such real property and the improvements situated thereon (collectively, the “Property”), TOGETHER with all and singular tenements, hereditaments, easements and appurtenances thereunto belonging or in any way appertaining thereto and all of Grantor’s rights, title and interest, if any, in and to all development rights, minerals, oil, gas and other hydrocarbons, and any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Property.

This Deed is made and accepted expressly subject to the matters set forth in Exhibit B attached hereto and made a part hereof for all purposes.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances belonging in any way to the Property, unto the said Grantee, its successors and assigns forever, and Grantor binds itself and its successors and assigns to warrant and forever defend all and singular the Property to Grantee, its successors and assigns against every person lawfully claiming or to claim all or any part of the Property, by, through or under Grantor, but not otherwise.

[Signature Pages Follow]

Exhibit E–1

IN WITNESS WHEREOF, the parties have executed this Special Warranty Deed to be effective as of this day of , 2017.

GRANTOR:

BRE MF [ ] LLC,
a Delaware limited liability company

By:
Name:
Title:

[Notary acknowledgement for applicable state to be inserted before execution.]

Exhibit E–2

EXHIBIT A

Legal Description

Exhibit E–3

EXHIBIT B

To Special Warranty Deed

1.	General and special taxes and assessments for the year 2017, and subsequent years, not yet due and payable.

2.	Local, state and federal laws, ordinances or governmental regulations, including but not limited to, building, zoning and land use laws, ordinances and regulations, now or hereafter in effect relating to the subject property.

3.	[Permitted Exceptions list to be inserted prior to Closing.]

Exhibit E–4

EXHIBIT F

Form of Bill of Sale

Bill of Sale

BRE MF [                ] LLC, Delaware limited liability company (“[                ] Seller”), [BRE MF Canyon Ridge LLC, a Delaware limited liability company], [BRE MF Canyon Springs LLC], a Delaware limited liability company, [BRE MF Cascades I LLC, a Delaware limited liability company], [BRE MF Cascades II LLC, a Delaware limited liability company], and [BRE MF TPC LLC, a Delaware limited liability company], collectively as sellers, and [                ], a [                ] as buyer (“Buyer”), have entered into that certain Agreement of Purchase and Sale, dated as of [                ], 2017 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”). Defined terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement.

Pursuant to the Agreement, [_________] Seller has agreed to sell to Buyer all furniture, furnishings, appliances, signs, carts, tools, supplies, fixtures, equipment and other personal property which are placed in or attached to the [_________] Asset and are owned by [_________] Seller and used solely in connection with the operation of the [_________] Real Property (the “Transferred Assets”), but not including (i) items owned or leased by tenants or the [_________] Existing Property Manager, (ii) items leased by [_________] Seller or (iii) any other Excluded Assets.

[                ] Seller, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, grant, assign, convey, transfer and set over unto Buyer, its successors and assigns, all of [                ] Seller’s right, title and interest in and to the Transferred Assets.

TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns forever from and after the date hereof.

This Bill of Sale is made without warranty or representation, express or implied, by or recourse against [                ] Seller of any kind or nature whatsoever except as set forth in the Agreement.

In the event either [                ] Seller or Buyer brings an action or proceeding against the other party with respect to any matter pertaining to this Assignment, the prevailing party shall be entitled to recover from the other party all costs and expenses incurred by it in connection with the subject action or proceeding, including reasonable attorneys’ fees and costs.

[Remainder of page left blank

Signatures follow on next page]

Exhibit F–1

This Bill of Sale has been duly executed by Seller as of the         day of                 2017.

[ ] SELLER:

BRE MF [ ] LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit F–2

EXHIBIT G

Form of Title Certificate

Title Certificate & Indemnity

dated as of                  , 2017

[                                  Apartments]

[Address]

Certifications:

This Certificate is given with reference to that title commitment dated as of           , 201__, under Order No. [NCS- -CHI2] (such report or commitment being referred to herein as the “Commitment”), and issued by First American Title Insurance Company (“Title Insurer”). The undersigned (“Owner”) certifies the following to Title Insurer as to the above-referenced premises (the “Premises”) but only as to the period between [                     ] and the date hereof (subject to any exceptions expressly noted below):

Mechanics Liens:

A.           All labor, services or materials rendered or furnished to date in connection with the Premises or with the construction or repair of any building or improvements on the Premises contracted for or requested by Owner have been completed and paid for in full, with the possible exception of routine repairs and/or maintenance which have been or will be duly paid in the ordinary course of business; and

B.           To the actual knowledge of Owner, all other labor, services or materials that were contracted for or requested by Owner and that have been rendered or furnished in connection with the Premises or with the construction or repair of any building or improvements on the Premises have been completed and paid for in full.

Tenants/Parties in Possession:

Except as shown in the Commitment (with respect to tenancies of record), including matters disclosed in the underlying exceptions of record referenced therein, there are no tenants or other parties who are in possession or have the right to be in possession of said Premises, other than those tenants identified on the rent roll annexed hereto (and any subtenants thereunder), which tenants have rights as tenants only and do not have an option to purchase all or part of the Premises or right of first refusal affecting all or part of the Premises.

Options To Purchase or Rights of First Refusal:

But for the instant transaction, Owner has not entered into any unrecorded sale contracts, deeds, mortgages, or purchase options or rights of first refusal affecting the Premises or improvements thereon, which are presently in effect and will survive the transfer of the Premises in connection with the instant transaction, except as set forth in the Commitment.

Covenants & Restrictions:

To the actual knowledge of Owner, (a) Owner has received no written notice of past or present violations of any effective covenants, conditions or restrictions set forth in the Commitment (the “CC&Rs”) which remain uncured, and

(b) any charge or assessment provided for in any of the CC&Rs has been or will be duly paid.

Bankruptcy:

No proceedings in bankruptcy or receivership have been instituted by or against Owner (or its constituent entities) which are now pending, nor has Owner (or its constituent entities) made any assignment for the benefit of creditors which is in effect as to said Premises.

Exceptions to any of the foregoing: [At the Closing, Seller will list any exceptions, including any construction cost credit given to Buyer at Closing for which Buyer is responsible under the PSA].

Exhibit G–1

Gap Indemnification:

Between the date hereof and the date of recording of the insured conveyance but in no event later than five (5) business days from the date hereof (hereinafter, the “Gap Period”), Owner has not taken or allowed and will not voluntarily take or allow any action to encumber the Premises in the Gap Period.

Further Assurances:

Owner hereby undertakes and agrees to fully cooperate with Title Insurer in correcting any errors in the execution and acknowledgment of the insured conveyance.

Counterparts:

This document may be executed in counterparts.

Inducement and Indemnification:

Owner provides this document to induce Title Insurer to insure title to said Premises well knowing that it will do so only in complete reliance upon the matters asserted hereinabove and further, will indemnify and hold Title Insurer harmless against any loss or damage sustained as a result of any inaccuracy in the matters asserted hereinabove.

Knowledge/Survival:

Any statement “to the actual knowledge of Owner” (or similar phrase) shall mean that the “Designated Representative” (as hereinafter defined) of Owner has no knowledge that such statement is untrue (and, for this purpose, Owner’s knowledge shall mean the present actual knowledge [excluding constructive or imputed knowledge] of the Designated Representative, but such Designated Representative shall not have any liability in connection herewith. Notwithstanding anything to the contrary herein, (1) any cause of action for a breach of this document shall survive until six (6) months after the date hereof, at which time the provisions hereof (and any cause of action resulting from any breach not then in litigation in the jurisdiction where the Premises are situated) shall terminate; and (2) to the extent Title Insurer shall have knowledge as of the date hereof that any of the statements contained herein is false or inaccurate, then Owner shall have no liability with respect to the same. The “Designated Representative” for Owner is Ralph Pickett. The Designated Representative of Owner is an individual affiliated with, or employed by, Owner or its affiliates who has been directly involved in the asset management or property management of the Premises and is in a position to confirm the truth and accuracy of Owner’s knowledge certifications hereunder concerning the Premises.

See annexed Title Certificate & Indemnity signature pages

Exhibit G–2

Signature Page to Title Certificate & Indemnity

OWNER:

[Seller Name],
[Seller vesting]

By:
Name:
Title:

Exhibit G–3

RENT ROLL

See Annexed.

Exhibit G–4

EXHIBIT H

Form of Seller Closing Certificate

SELLER CLOSING CERTIFICATE

THIS SELLER CLOSING CERTIFICATE (this “Closing Certificate”) is made as of the             day of [                       ], 2017, by BRE MF Crown Ridge LLC, a Delaware limited liability company, BRE MF Canyon Springs LLC, a Delaware limited liability company, BRE MF Cascades I LLC, a Delaware limited liability company, BRE MF Cascades II LLC, a Delaware limited liability company, and BRE MF TPC LLC, a Delaware limited liability company (collectively, “Sellers”), to [                           ], a                         (“Buyer”).

RECITALS:

A.           Pursuant to that certain Agreement of Purchase and Sale dated as of [                       ], 2017, between Sellers and Buyer or its respective predecessor-in-interest (together with all amendments and addenda thereto, the “Agreement”), Sellers have agreed to sell to Buyer that certain property commonly known as: (i) The Estates at Crown Ridge located at 18385 Babcock Road in San Antonio, Texas; (ii) The Mansions at Canyon Springs located at 24345 Wilderness Oak, San Antonio, Texas; (iii) The Mansions at Cascades I located at 4055 Hogan Drive, Tyler, Texas; (iv) The Mansions at Cascades II located at 4085 Hogan Drive, Tyler, Texas; and (v) The Towers at TPC located at 5505 TPC Parkway, San Antonio, Texas.

B.           The Agreement requires the delivery of this Closing Certificate.

NOW THEREFORE, pursuant to the Agreement, each Seller does hereby represent and warrant to Buyer that:

1.          Except as specifically set forth below, each and all of the representations and warranties of such Seller contained in Sections 3.1 and 14.2 of the Agreement are correct, in all material respects, as of the date hereof as if made on and as of the date hereof.

Exceptions: See Exhibit A attached and made a part hereof.

2.          This Certificate is subject to the terms and conditions of the Agreement (including all limitations set forth in Sections 7.5, 11.3, 11.4 and 14.1).

[Remainder of page left blank;

Signatures follow on next page]

Exhibit H–1

IN WITNESS WHEREOF, the undersigned has executed this Closing Certificate as of the day and year first above written.

SELLERS:

BRE MF Crown Ridge LLC,
a Delaware limited liability company

By:
Name:
Title:

BRE MF Canyon Springs LLC,
a Delaware limited liability company

By:
Name:
Title:

BRE MF Cascades I LLC,
a Delaware limited liability company

By:
Name:
Title:

BRE MF Cascades II LLC,
a Delaware limited liability company

By:
Name:
Title:

BRE MF TPC LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit H–2

EXHIBIT A

EXCEPTIONS TO SELLER’S REPRESENTATIONS AND WARRANTIES

[Add exceptions at Closing, including substitution of updated Exhibits and Schedules, as needed.]

Exhibit H–3

EXHIBIT I

Change in Responsibility Form

[See attached.]

Exhibit I–1

Change in Responsibility for Maintenance

on Permanent Best Management Practices and Measures

The applicant is no longer responsible for maintaining the permanent best management practice (BMP) and other measures. The project information and the new entity responsible for maintenance is listed below.

Customer:

Regulated Entity Name:

Site Address:

City, Texas, Zip: County:

Approval Letter Date:

BMPs for the project:

New Responsible Party:

Name of contact: Mailing Address:

City, State: Zip:

Telephone: FAX:

Signature of New Responsible Party	Date

I acknowledge and understand that I am assuming full responsibility for maintaining all permanent best management practices and measures approved by the TCEQ for the site, until another entity assumes such obligations in writing or ownership is transferred.

If you have questions on how to fill out this form or about the Edwards Aquifer protection program, please contact us at 210/490-3096 for projects located in the San Antonio Region or 512/339-2929 for projects located in the Austin Region.

Individuals are entitled to request and review their personal information that the agency gathers on its forms. They may also have any errors in their information corrected. To review such information, contact us at 512/239-3282.

TCEQ-10263 (10/01/04)

Exhibit I–2

EXHIBIT J

Form of Water District Disclosure

NOTICE REGARDING TEXAS WATER CODE

THE UNDERSIGNED PARTIES CONCERNING THE PROPERTY LOCATED IN [                  ] COUNTY, TEXAS

The real property, described below, which you are about to purchase is located in the [                          ] utility/water district. The district has taxing authority separate from any other taxing authority, and may, subject to voter approval, issue an unlimited amount of bonds and levy an unlimited rate of tax in payment of such bonds. As of this date, the rate of taxes levied by the district on real property located in the district is $[                  ] on each $[                  ] of assessed valuation. If the district has not yet levied taxes, the most recent projected rate of debt service tax, as of this date, is n/a on each $[                  ] of assessed valuation. The total amount of bonds which has been approved by the voters and which have been or may, at this date, be issued is $[                  ], and the aggregate initial principal amounts of all bonds issued for one or more of the specified facilities of the district and payable in whole or in part from property taxes is $[                  ].

The district has the authority to adopt and impose a standby fee on property in the district that has water, sewer, sanitary, or drainage facilities and services available but not connected and which does not have a house, building, or other improvement located thereon and does not substantially utilize the utility capacity available to the property. The district may exercise the authority without holding an election on the matter. As of this date, the amount of the standby fee is [                              ]. An unpaid standby fee is a personal obligation of the person that owned the property at the time of imposition and is secured by a lien on the property. Any person may request a certificate from the district stating the amount, if any, of unpaid standby fees on a tract of property in the district.

The purpose of this district is to provide water, sewer, drainage, or flood control facilities and services within the district through the issuance of bonds payable in whole or in part from property taxes. The cost of these utility facilities is not included in the purchase price of your property, and these utility facilities are owned or to be owned by the district. The legal description of the property which you are acquiring is as follows:

SEE ATTACHED DESCRIPTION ON EXHIBIT A.

Exhibit J–1

BUYER:

CWS APARTMENT HOMES LLC,
a Delaware limited liability company

By:
Name:
Title:

SELLER:

BRE MF [ ] LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit J–2

BUYER IS ADVISED THAT THE INFORMATION SHOWN ON THIS FORM IS SUBJECT TO CHANGE BY THE DISTRICT AT ANY TIME. THE DISTRICT ROUTINELY ESTABLISHES TAX RATES DURING THE MONTHS OF SEPTEMBER THROUGH DECEMBER OF EACH YEAR, EFFECTIVE FOR THE YEAR IN WHICH THE TAX RATES ARE APPROVED BY THE DISTRICT. BUYER IS ADVISED TO CONTACT THE DISTRICT TO DETERMINE THE STATUS OF ANY CURRENT OR PROPOSED CHANGES TO THE INFORMATION SHOWN ON THIS FORM.

Exhibit J–3

Exhibit A

Legal Description

Exhibit J–4

EXHIBIT K

Form of Assignment and Amendment Agreement

ASSIGNMENT AND AMENDMENT AGREEMENT

This Assignment and Amendment Agreement (this "Assignment") is made as of                       , 20__ , by                           LLC, a Delaware limited liability company (“Seller”), and                       , a                       (“Buyer”).

BACKGROUND

A.	On , 20__, Seller and AT&T Video Services, Inc. (“AT&T VS”) entered into a Contract for Marketing of Services (the “Contract”). The Contract relates to (the Property”) located at . Unless otherwise defined in this Assignment, all capitalized terms used herein have the meaning given to them in the Contract.

B.	Seller entered into a purchase agreement with Buyer, under which Seller will transfer ownership of the Property to Buyer (the “Transaction”). Buyer's ownership of the Property (will be/was) effective as of 11:59 p.m. on the closing date (“Date of Sale”) of the purchase, which (is presently scheduled for/occurred on) _ , 20 . Seller shall remain responsible for all obligations and liabilities under the Contract arising from any breach of or default under the Contract occurring prior to the Date of Sale.

AGREEMENT

1.	Effective as of the Assignment Effective Date (defined below), Seller hereby assigns to Buyer, and Buyer hereby accepts assignment of, the Contract including all of the rights and obligations thereunder. Effective as of the Assignment Effective Date (defined below), Buyer hereby assumes, without condition, reservation or exception, and agrees to perform all of the obligations of Developer under the Contract. The “Assignment Effective Date” is the latter of the following to occur: (a) the Date of Sale or (b) the Delivery Date (defined as the date that AT&T VS receives a fully executed version of this Assignment). If the Delivery Date occurs prior to the Date of the Sale, Buyer is responsible for notifying AT&T VS of the actual Date of Sale.

2.	This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Transmission by facsimile of an executed counterpart of this Assignment will be deemed to constitute due and sufficient delivery of the counterpart.

3.	Seller and Buyer understand that all of the following information (the “Buyer Information”) must be completed in order to trigger the payment of commissions to Buyer:

Exhibit K–1

3.1	Buyer Contact Information:

Legal Name:

Address:                       Attention:

Telephone:                       Facsimile:

E-mail:

3.2	Address for Commission Checks to Buyer:

Address:

Attention:

3.3	Tax Information for Buyer:

Tax ID Number:

3.4	The attached IRS Form W-9 must be completed and executed.

3.5	if Buyer requests that payments due hereunder be paid to a “Payee” other than Buyer, then Buyer must provide a signed letter of authorization to AT&T VS authorizing such payment to Payee, and must provide all information in Sections 3.1-3.4 above related to Payee.

IF THIS ASSIGNMENT IS EXECUTED BUT THE BUYER INFORMATION REQUIRED ABOVE IS INCOMPLETE, THIS ASSIGNMENT AND THE CONTRACT ARE VALID AND ENFORCEABLE BY AND BETWEEN BUYER AND AT&T VS AS OF THE ASSIGNMENT EFFECTIVE DATE, BUT AT&T VS IS NOT REQUIRED TO PAY COMMISSIONS TO BUYER FOR ANY PERIOD OF TIME BETWEEN THE ASSIGNMENT EFFECTIVE DATE AND 30 DAYS AFTER THE END OF THE MONTH IN WHICH AT&T VS RECEIVES ALL SUCH BUYER INFORMATION. IN ALL OTHER CASES, the initial payment of commissions to Buyer shall occur by the last day of the second month following the month in which the Assignment Effective Date occurs.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

Exhibit K–2

In witness whereof, the parties hereto, intending to be legally bound, have executed this Assignment as of the date first written above.

SELLER:

LLC,
a Delaware limited liability company

Signature

Typed Name

Title Date

BUYER:

,
a

Signature

Typed Name

Title Date

Exhibit K–3